                 TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  3
Performance in Perspective.......................  4
Glossary of Terms................................  5
Portfolio Management Review......................  7
Portfolio Highlights.............................  9
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 19
Statement of Operations.......................... 20
Statement of Changes in Net Assets............... 21
Financial Highlights............................. 22
Notes to Financial Statements.................... 25
Independent Accountants' Report.................. 31


TFIN ANR 2/98

                             LETTER TO SHAREHOLDERS

February 3, 1998

Dear Shareholder,
       The new year ushers in what
promises to be an exciting and
challenging time for investors. The
Taxpayer Relief Act of 1997 signed into
law by President Clinton in August
creates many new opportunities for you
and your family to take a more active
role in achieving your long-term
financial goals.
       Most Americans will benefit from
the bill's $95 billion in tax cuts over                [Photo]
five years. The so-called Kiddie Credit
gives parents $400 in immediate tax
relief for every child under age 17,
and families will find it easier to     DENNIS J. MCDONNELL AND DON G. POWELL
save for their children's college
expenses through the new Education IRA.
The bill also cuts capital gains tax
rates for the first time in over a decade and loosens restrictions on tax-deductible IRA contributions. Perhaps the most exciting feature of all is the new Roth IRA, which allows investment earnings to grow tax free, not just tax deferred.
       This year more than ever, it could be important for you to talk with your financial adviser about how to make the tax code work to your advantage. At Van Kampen American Capital, we have prepared a variety of publications to help you understand your choices under the new tax legislation. And with the help of your adviser, we'll help you locate the many benefits hidden among the changing tax landscape.

ECONOMIC OVERVIEW
       These continue to be the best of times for the U.S. economy. Growth is strong, consumers are optimistic, unemployment is low, the budget is heading for surplus, and our nation's currency is rising around the world.
       Despite the strength in the economy, there is no indication of troublesome inflation. In fact, the producer price index fell by 1.2 percent during the year, the largest annual decline in wholesale prices since 1986. Inflation at the consumer level was also virtually nonexistent, with the consumer price index rising by only 1.7 percent during 1997. A strong dollar, and significant productivity gains helped offset inflationary pressures caused by rising wages.
       After increasing short-term interest rates by 0.25 percent in March, the Federal Reserve Board left monetary policy unchanged for the remainder of the year. In addition to signs that the economy was slowing modestly from its breakneck pace of early 1997, Fed policy-makers were concerned about the impact that higher U.S. interest rates might have on the struggling economies of Southeast Asia. Generally, higher U.S. interest rates cause the dollar to rise relative to other currencies. With nearly all Asian currencies already down significantly, a hike in U.S. rates would force monetary authorities in Asia to choose between letting their currencies decline further or matching the rate increase, thereby slowing their already-sluggish economies.

                                                           Continued on page two

MARKET OVERVIEW

       Low inflation and steady Federal Reserve policy contributed to solid gains for fixed-income investments over the reporting period. The yield on the Treasury's benchmark 30-year bond began the year at 6.64 percent and climbed to
7.17 percent in April amid fears that strong economic growth would reignite inflation. When subsequent data showed the economy to be slowing, bond yields gradually drifted lower. By the end of the reporting period, long-term Treasury-bond yields had fallen to 5.92 percent, the lowest level in more than four years.
       During the 12 months through December, long-term general obligation bonds returned more than 11 percent, compared to just under 9 percent for intermediate-term bonds. Total volume of municipal debt rose to over $200 billion, the highest level since 1993. Close to 50 percent of issuance was enhanced by insurance. This increase in AAA-rated volume caused spreads between high quality and lower-rated paper to compress, making quality offerings attractive during the period. At the same time, however, it was difficult to build the income component of the portfolio due to the scarcity of higher yielding securities.

OUTLOOK
       We believe that reduced demand for American exports to Asia will exert a mild drag on the U.S. economy in coming months. But while corporate profits could suffer, slower economic growth will help mitigate the inflationary pressures caused by the tight domestic labor market. That scenario is typically good for fixed-income investments.
       However, if bond yields continue to drift lower, economic growth in the U.S. could accelerate later in 1998. In recent years, each significant decline in long-term interest rates has ignited economic growth by making housing, autos, and other big-ticket consumer goods more affordable. We also expect the healthy economy to keep credit spreads relatively tight in coming months.
       As we noted earlier, the Taxpayer Relief Act of 1997 provides attractive new vehicles through which investors can save for a variety of goals, including higher education and retirement. We encourage you to work with your financial adviser to consider how the tax changes can work to your benefit.
       Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to serve you through our diverse menu of quality investments.

Sincerely,

[SIG]

Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1997

            VAN KAMPEN AMERICAN CAPITAL INSURED TAX FREE INCOME FUND

                                                             A SHARES   B SHARES   C SHARES
 TOTAL RETURNS

One-year total return based on NAV(1).......................    8.19%      7.36%      7.36%
One-year total return(2)....................................    3.05%      3.36%      6.36%
Five-year average annual total return(2)....................    5.72%        N/A        N/A
Ten-year average annual total return(2).....................    7.64%        N/A        N/A
Life-of-Fund average annual total return(2).................    8.99%      4.95%      4.82%
Commencement Date........................................... 12/14/84   05/01/93   08/13/93

 DISTRIBUTION RATES AND YIELD

Distribution Rate(3)........................................    4.66%      4.14%      4.14%
Taxable Equivalent Distribution Rate(4).....................    7.28%      6.47%      6.47%
SEC Yield(5)................................................    4.04%      3.44%      3.38%

N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4) Taxable equivalent calculations reflect a federal income tax rate of 36%.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending December 31, 1997.

The terms of the insurance are more fully described in the Fund's prospectus; no representation is made as to the insurer's ability to meet its commitments. In addition, the insurance does not remove market risk, as it does not apply to the value of the securities in the Fund's portfolio, which may increase or decrease depending on interest rates and other factors affecting the municipal credit markets.

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

    - Illustrate the general market environment in which your investments are being managed

    - Reflect the impact of favorable market trends or difficult market conditions

    - Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

    For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Lehman Brothers Municipal Bond Index over time. As a broad-based, unmanaged statistical composite, this index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. Similarly, its performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen American Capital Insured Tax Free Income Fund vs. Lehman Brothers Municipal Bond Index
    (December 31, 1987 through December 31, 1997)

                                   [GRAPH]

                          VKAC
                     American Capital      Lehman Brothers
Value at             Insured Tax Free      Municipal Bond
December 31,           Income Fund             Index
   1987                 9,527.00               10,000.00
   1988                10,620.00               11,015.20
   1989                11,615.00               12,203.30
   1990                12,436.00               13,093.00
   1991                13,757.00               14,683.20
   1992                15,066.00               15,977.60
   1993                16,922.00               17,939.10
   1994                15,855.00               17,011.40
   1995                18,629.00               19,982.00
   1996                19,307.00               20,888.90
   1997                20,888.00               22,789.30


--------------------------------
Fund's Total Return
1 Year Avg. Annual      =  3.05%
5 Year Avg. Annual      =  5.72%
10 Year Avg. Annual     =  7.64%
Inception Avg. Annual   =  8.99%
--------------------------------

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting yields on bonds. One hundred basis points is equal to one percent. For example, if a bond's yield changes from 7.00 to
6.65 percent, it would be considered a 35 basis point move.

CALL FEATURE: Allows the issuer to buy back the bond before the date of maturity. When the bond is called, the issuer repurchases it at or above its face value, and stops paying interest on that loan.

CLASS A SHARES: When Class A shares of a fund are purchased, the share price includes the net asset value plus a one-time sales charge (or "load"). There is no redemption fee (Contingent Deferred Sales Charge).

COUPON RATE: The stated rate of interest the bond pays until maturity, expressed as a percentage of the face value.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues (such as AAA-rated municipal bonds) and lower-quality issues (such as BBB- and non-rated municipal bonds). Under normal circumstances, lower-quality issues provide higher yields in order to compensate investors for the additional credit risk.

DURATION: A measure of a bond's sensitivity to changes in interest rates, expressed in years. The longer a fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when rates decline.

FEDERAL FUNDS RATE: The interest rate charged by one institution lending federal funds to another. This overnight rate is used to meet banks' daily reserve requirements. The Federal Reserve Board uses the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): A seven-member group that directs the operations of the Federal Reserve System, the central bank system of the United States. Currently led by Chairman Alan Greenspan, the Fed meets eight times a year to establish monetary policy and monitor the country's economic pulse.

GENERAL OBLIGATION BONDS: Bonds backed by the full faith and credit (taxing authority) of the issuer for timely payment of interest and principal. General obligation bonds are issued to finance essential government projects, such as highways and schools.

INFLATION: An economic state in which the amount of money supply and business activity dramatically increases, accompanied by sharply rising prices. Inflation is widely measured by the Consumer Price Index, a leading economic indicator that measures the change in the cost of purchased goods and services.

MUNICIPAL BOND: A debt security issued by a state, municipality or other governmental entity to finance capital expenditures such as the construction of highways, public works, or school buildings.

MUNICIPAL REVENUE BONDS: Bonds that are payable only from the revenues the project will generate and are not backed by any taxing authority of the issuer. Revenue bonds are issued to finance the building of hospitals, toll bridges, electric dams, airports, and college dormitories.

MUNICIPAL YIELD CURVE: A representation of the actual or projected yields of municipal bond securities in relationship to their maturities.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

PUT BOND: A long-term bond that the bondholder can "put" back to the issuer for redemption at a specified price on a specified future date prior to maturity.

PREREFUNDING: A process whereby new bonds are issued to refinance an outstanding bond issue. This typically occurs when interest rates decline and an issuer wishes to replace higher-yielding bonds with current lower-yielding issues.

YIELD CURVE: A result of viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years, grouped together, will often reflect a pattern of increasing yield as maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates. An "inverted" yield curve indicates that short-term rates are higher than long-term rates.

ZERO COUPON BONDS: A corporate or municipal debt security traded at a deep discount from face value that pays no interest and it may be redeemed at maturity for full face value.

                          PORTFOLIO MANAGEMENT REVIEW
            VAN KAMPEN AMERICAN CAPITAL INSURED TAX FREE INCOME FUND

We recently spoke with the management team of the Van Kampen American Capital Insured Tax Free Income Fund about the key events and economic forces that shaped the markets during the Fund's fiscal year. The team includes Joseph A. Piraro, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the 12-month period ended December 31, 1997.

Q HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT IN WHICH THE FUND HAS OPERATED DURING THE PAST 12 MONTHS?

A The bond market saw healthy price advances during 1997, but this ascension was not a smooth ride. Early in the year, bond prices began to fall when economic indicators caused concerns about rising inflation and a potential interest rate hike by the Federal Reserve Board. When the Fed raised interest rates by a modest 0.25 percent in late March, bond prices fell even further. By mid-April, however, the market's mood reversed, giving little indication of price pressures despite the economy's strength. Bond prices also benefited from heavy purchases by foreign investors and concerns that the stock market rally was nearing an end.
    While the economy showed few, if any, signs of inflation, bond prices continued their climb, and long-term interest rates declined further. This caused credit spreads between investment-grade and lower- or non-rated bonds to contract significantly. Also, an unprecedented amount of insured bond issuance--49 percent of total volume--reduced the supply of higher-yielding, lower- and non-rated bonds available in the market. The increased issuance of insured bonds provided more choices for the portfolio, which enhanced the Fund's performance during the year.

Q     WHAT CHALLENGES DID YOU ENCOUNTER DURING THE YEAR?

A Since the Fund's inception in 1984, there has been a substantial decrease in interest rates, and many of the higher-yielding bonds in the Fund have been prerefunded. Replacing the prerefunded bonds with equally high-
yielding issues was challenging. When higher-yielding bonds are prerefunded or called before their maturity, it is more difficult for the Fund to meet its dividend, and it reined in our duration to 7.07 years. However, we were able to maintain the Fund's dividend and duration by preserving as many of the prerefunded issues as possible.

Q     WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO?

A Turnover in the Fund was somewhat higher during the reporting period than it was in the early 1990s. In an environment of declining interest rates and a large number of prerefunded issues, we sold bonds to take advantage of price appreciation in seeking to enhance the Fund's performance.
    At the beginning of the period, approximately 20 percent of the Fund's portfolio was allocated to California bonds. During the year, a number of California mutual funds were replacing prerefunded issues, and we recognized that there was a great demand for California bonds. As a result, California bonds were trading at high prices--selling above their intrinsic value for most of the reporting period. We believed that these bonds were trading as high as they were likely to trade, so we sold a number of these issues, reducing our holdings in California bonds to 16 percent of the portfolio at year-end. While our concentration in California decreased during the year, other specialty state bonds, such as double tax-exempt for residents of those states, were added to the portfolio.

Q     HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A The Fund posted positive results for the fiscal year. Total return for the 12 months ended December 31, 1997 was 8.19 percent(1) (Class A shares at net asset value). By comparison, the Fund's benchmark, the Lehman Brothers
Municipal Bond Index produced a total return of 9.19 percent for the same period. Keep in mind that this index is a broad-based, unmanaged index of municipal bonds and does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. For additional Fund portfolio highlights, please refer to page nine.
    The Fund continued to meet its goal of providing a competitive level of federally tax-exempt current income. At year-end, its tax-exempt distribution rate (Class A shares) was 4.66 percent(3), based on a monthly dividend of $0.08 per share and a maximum public offering price of $20.61 per share. For investors in the 36 percent federal income tax bracket, the Fund's taxable-equivalent distribution rate was 7.28 percent(4). Please refer to the chart on page three for additional Fund performance results.

Q
      WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?

A We expect the U.S. economy to remain strong going into 1998, although the growth rate could slow from its current level. The expediency with which the crisis in Southeast Asia is resolved will play a key role in how the
Fed will manage the U.S. interest rate environment in the coming year. We are cautiously optimistic that interest rates will remain fairly stable, if not move slightly lower in 1998. In the event that conditions in Southeast Asia stabilize and the U.S. economy shows increased signs of price appreciation and wage pressures, the Fed might take preemptive measures to keep inflation in check.
    We believe the availability of insured paper will continue to be plentiful in an environment of stable economic growth, and we anticipate that insured issuance will remain at or around 50 percent of the new issue market. In this environment, the Fund will have more opportunities to participate in the market, enabling us to position the Fund to perform well in the coming year, regardless of any changes in interest rates.

[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

[SIG]
Joseph A. Piraro
Portfolio Manager

                                              Please see footnotes on page three

                              PORTFOLIO HIGHLIGHTS

            VAN KAMPEN AMERICAN CAPITAL INSURED TAX FREE INCOME FUND

 TOP TEN STATES AS OF DECEMBER 31, 1997

                                                              PERCENTAGE OF FUND'S
                                                              LONG-TERM INVESTMENTS
Illinois....................................................   16.66%
California..................................................   16.45%
New York....................................................    7.39%
Pennsylvania................................................    6.62%
Texas.......................................................    6.44%
Colorado....................................................    4.92%
Florida.....................................................    3.16%
Kansas......................................................    3.08%
Michigan....................................................    2.96%
Georgia.....................................................    2.95%

 CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AAA.................................  100%

Based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.

 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

      AS OF DECEMBER 31, 1997                                               AS OF JUNE 30, 1997(1)
Health Care.........................  28.5%                                 Health Care.........................  29.7%
Public Education....................   9.9%                                 Retail Electric / Gas / Telephone...  11.1%
Public Building.....................   8.9%                                 Public Building.....................   8.3%
Retail Electric / Gas / Telephone...   8.8%                                 General Purpose.....................   8.1%
General Purpose.....................   8.5%                                 Higher Education....................   7.9%

 DURATION

          As of December 31, 1997(1)         As of June 30, 1997(1)
Duration          7.07 years                       7.78 years

(1)Unaudited

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon    Maturity   Market Value
----------------------------------------------------------------------------------------------------------
          MUNICIPAL BONDS 101.0%
          ALABAMA  2.6%
$ 2,250   Alabama St Brd Edl Rev Shelton St Cmnty College (MBIA
          Insd).......................................................   6.000%   10/01/14  $    2,450,610
  2,000   Alabama Wtr Pollutn Ctl Auth Revolving Fund Ln Ser A (AMBAC
          Insd).......................................................   6.750    08/15/17       2,243,660
  1,900   Birmingham-Carraway, AL Methodist Hlth Sys Ser A (Connie Lee
          Insd).......................................................   5.875    08/15/25       2,024,146
  2,500   Jefferson Cnty, AL Brd Edl Cap Outlay Sch (AMBAC Insd)......   5.875    02/15/20       2,635,700
  2,000   Lauderdale Cnty & Florence AL Hlthcare Auth Rev Eliza Coffee
          Mem Hosp Rfdg (MBIA Insd)...................................   5.750    07/01/19       2,113,020
  5,500   Limestone Cnty, AL Wtr Auth Wtr Rev (FGIC Insd).............   7.700    12/01/19       5,694,040
  5,500   Morgan Cnty Decatur, AL Hlthcare Auth Hosp Rev Decatur Genl
          Hosp Rfdg (Connie Lee Insd).................................   6.250    03/01/13       5,996,815
  2,075   Mulga, AL Util Wtrwks Rev Wts (AMBAC Insd)..................   5.000    08/15/27       2,024,764
  2,400   Muscle Shoals, AL Util Brd Wtr & Swr Rev (FSA Insd).........   6.500    04/01/16       2,681,160
  5,390   Walker Cnty, AL Pub Bldg Auth Wts Waler Cnty Jail Proj
          (AMBAC Insd) (a)............................................   5.000    12/01/16       5,319,715
  1,400   West Morgan East Lawrence Wtr Auth AL Wtr Rev (FGIC Insd)...   5.625    08/15/21       1,463,126
  1,000   West Morgan East Lawrence Wtr Auth AL Wtr Rev (FGIC Insd)...   5.625    08/15/25       1,045,090
                                                                                            --------------
                                                                                                35,691,846
                                                                                            --------------
          ALASKA  0.2%
  2,355   Ketchikan, AK Muni Util Rev Ser R (FSA Insd)................   6.600    12/01/07       2,627,521
                                                                                            --------------
          ARIZONA  1.4%
 11,000   Arizona St Ctfs Partn Ser B Rfdg (AMBAC Insd)...............   6.250    09/01/10      11,965,470
  2,110   Pima Cnty, AZ Indl Dev Auth Indl Rev Lease Oblig Irvington
          Proj Tucson Ser A Rfdg (FSA Insd)...........................   7.250    07/15/10       2,364,086
  1,875   Scottsdale, AZ Indl Dev Hosp Scottsdale Mem Hosp Ser A Rfdg
          (AMBAC Insd)................................................   6.000    09/01/12       2,080,219
  1,750   Scottsdale, AZ Indl Dev Hosp Scottsdale Mem Hosp Ser A Rfdg
          (AMBAC Insd)................................................   6.125    09/01/17       1,943,882
                                                                                            --------------
                                                                                                18,353,657
                                                                                            --------------
          CALIFORNIA  16.6%
  4,290   Antioch Area, CA Pub Fac Fin Agy Cmnty Fac Dist No 1989
          (FGIC Insd).................................................   5.300    08/01/15       4,392,746
  2,835   Bay Area Govt Assn CA Rev Tax Alloc CA Redev Agy Pool Rev
          Ser A (FSA Insd)............................................   6.000    12/15/14       3,096,018
  2,555   Berkeley, CA Uni Sch Dist Ser C (AMBAC Insd)................   5.875    08/01/12       2,772,788
  1,985   Berkeley, CA Uni Sch Dist Ser C (AMBAC Insd)................   5.875    08/01/14       2,140,088
  5,000   Beverly Hills, CA Pub Fin Auth Lease Rev Ser A (MBIA
          Insd).......................................................   5.650    06/01/15       5,158,250
 10,000   California Hlth Fac Fin Auth Rev Sutter Hosp Ser A Rfdg
          (AMBAC Insd)................................................   6.700    01/01/13      10,339,300
  3,480   California Pub Cap Impt Fin Auth Rev Pooled Proj Ser B (BIGI
          Insd).......................................................   8.100    03/01/18       3,573,508
 10,000   California St Pub Wks Brd Lease Rev Dept of Corrections CA
          St Prison D Susanville (MBIA Insd)..........................   5.375    06/01/18      10,100,000
 16,770   Capistrano, CA Uni Pub Fin Auth Spl Tax Rev First Lien Ser A
          Rfdg (AMBAC Insd)...........................................   5.700    09/01/16      17,834,224
  3,000   Chino, CA Ctfs Partn Redev Agy (MBIA Insd)..................   6.200    09/01/18       3,305,340
    220   Concord, CA Redev Agy Tax Alloc Cent Concord Redev Proj Ser
          3 (BIGI Insd)...............................................   8.000    07/01/18         228,785
    805   Corona Norco, CA Uni Sch Dist Lease Rev Partn Insd Land
          Acquis Ser A (FSA Insd).....................................   6.000    04/15/19         870,350
  1,250   Cucamonga, CA Cnty Wtr Dist Ctfs Partn Fac Refin (FGIC
          Insd).......................................................   6.300    09/01/12       1,350,388
    425   Earlimart, CA Elem Sch Dist Ser 1 (AMBAC Insd)..............   6.700    08/01/21         527,599
  5,675   Escondido, CA Jt Pwrs Fin Auth Lease Rev CA Cent for the
          Arts Rfdg (AMBAC Insd)......................................       *    09/01/17       1,761,350
  6,500   Grossmont, CA Union High Sch Dist Ctfs Partn (MBIA Insd)....       *    11/15/21       1,406,665
  1,610   Hayward, CA Ctfs Partn Civic Cent Proj (MBIA Insd)..........   5.250    08/01/26       1,613,816
  1,000   La Habra, CA Ctfs Partn Pk La Habra & Viewpark Proj (FSA
          Insd).......................................................   6.500    11/01/12       1,099,310
  7,000   La Habra, CA Ctfs Partn Pk La Habra & Viewpark Proj (FSA
          Insd).......................................................   6.625    11/01/22       7,732,760
  4,000   Long Beach, CA Redev Agy Tax Alloc Sub Redev Proj (AMBAC
          Insd).......................................................   5.125    04/01/17       3,989,960
  3,500   Los Angeles Cnty, CA Cap Asset Lease Corp Leasehold Rev Rfdg
          (AMBAC Insd)................................................   6.000    12/01/16       3,774,085
 13,480   Los Angeles Cnty, CA Metro Tran Prop A Second Tier Rfdg
          (MBIA Insd).................................................   6.000    07/01/21      14,629,305
  3,000   Los Angeles, CA Cmnty Redev Agy Tax Alloc Bunker Hill Ser H
          Rfdg (FSA Insd).............................................   6.500    12/01/14       3,361,260
  1,830   Los Angeles, CA Ser A (FGIC Insd)...........................   6.125    09/01/13       1,994,535
  2,500   Madera Cnty, CA Ctfs Partn Vly Children's Hosp (MBIA
          Insd).......................................................   6.125    03/15/23       2,731,875
  7,500   Manteca, CA Redev Agy Tax Alloc Redev Proj No 1 Ser A Rfdg
          (MBIA Insd).................................................   6.700    10/01/21       8,350,050
  1,290   Martinez, CA Uni Sch Dist Guar Ctfs Elig Rfdg (FSA Insd)....   6.000    08/01/09       1,370,715

                                               See Notes to Financial Statements

                               December 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon    Maturity   Market Value
----------------------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$ 2,000   MSR Pub Pwr Agy CA San Juan Proj Rev Ser F Rfdg (AMBAC
          Insd).......................................................   6.000%   07/01/20  $    2,153,700
  1,755   New Haven, CA Uni Sch Dist Cap Apprec Ser D (FGIC Insd).....       *    08/01/12         804,685
 13,610   Norco, CA Redev Agy Tax Alloc Norco Redev Proj Area No 1
          Rfdg (MBIA Insd)............................................   6.250    03/01/19      14,779,643
  1,500   North City West, CA Sch Fac Fin Auth Spl Tax Ser B Rfdg (FSA
          Insd).......................................................   6.000    09/01/19       1,636,095
  2,860   Orange Cnty, CA Ctfs Partn Juvenile Justice Cent Fac Rfdg
          (AMBAC Insd)................................................   6.000    06/01/17       3,068,637
  3,000   Palmdale CA Sch Dist Ctfs Partn Rfdg & Sch Bldg Proj (FSA
          Insd).......................................................   5.000    10/01/17       2,959,020
  2,760   Palmdale, CA Civic Auth Rev Merged Redev Proj Areas Ser A
          (MBIA Insd).................................................   6.000    09/01/15       3,130,006
  2,160   Paramount, CA Redev Agy Tax Alloc (MBIA Insd)...............   6.250    08/01/11       2,371,637
  2,295   Paramount, CA Redev Agy Tax Alloc (MBIA Insd)...............   6.250    08/01/12       2,519,864
  2,435   Paramount, CA Redev Agy Tax Alloc (MBIA Insd)...............   6.250    08/01/13       2,673,581
  2,585   Paramount, CA Redev Agy Tax Alloc (MBIA Insd)...............   6.250    08/01/14       2,838,278
  2,750   Paramount, CA Redev Agy Tax Alloc (MBIA Insd)...............   6.250    08/01/15       3,019,445
  2,000   Perris, CA Pub Fin Auth Local Agy Rev Parity Ser F (FSA
          Insd).......................................................   5.850    09/01/24       2,145,920
  1,400   Reedley, CA Pub Fin Auth Lease Rev Wastewtr Treatment Plant
          Proj (AMBAC Insd)...........................................   6.050    05/01/15       1,490,258
  4,000   Sacramento, CA Muni Util Dist Elec Rev Ser A Rfdg (MBIA
          Insd).......................................................   5.750    08/15/13       4,181,560
 13,800   San Bernardino Cnty, CA Ctfs Partn Ser B (Embedded Swap)
          (MBIA Insd).................................................   7.040    07/01/16      14,624,136
  5,000   San Joaquin Hills, CA Tran Corridor Agy Toll Rd Rev Ser A
          Rfdg (MBIA Insd)............................................   5.375    01/15/29       5,076,850
  1,000   San Jose, CA Fin Auth Rev Convention Cent Proj Ser C Rfdg
          (FSA Insd)..................................................   6.300    09/01/09       1,087,420
  2,500   Santa Clara Cnty, CA Fin Auth Lease Rev VMC Fac Replacement
          Proj Ser A (Prerefunded @ 11/15/04) (AMBAC Insd)............   6.875    11/15/14       2,935,675
  1,000   Santa Rosa, CA Wastewtr Svc Fac Dist Rfdg & Impt (AMBAC
          Insd).......................................................   6.200    07/02/09       1,088,990
  2,000   Santa Rosa, CA Wtr Rev Ser B Rfdg (FGIC Insd)...............   6.200    09/01/09       2,165,020
  2,510   Solano Cnty, CA Ctfs Partn Solano Park Hosp Proj (FSA
          Insd).......................................................   5.750    08/01/14       2,667,904
 12,600   Southern CA Pub Pwr Auth Transmission Proj Rev (FSA Insd)...   6.000    07/01/12      13,502,916
  3,370   Stockton, CA Pub Fin Auth Rev Ser A Rfdg (FSA Insd).........   5.875    09/02/16       3,666,021
  2,500   Temecula Vly, CA Uni Sch Dist Ctfs Partn Rfdg (FSA Insd)....   6.000    09/01/25       2,723,125
  1,000   Temecula Vly, CA Uni Sch Dist Ser B Rfdg (FGIC Insd)........   6.000    09/01/12       1,078,240
  2,460   Torrance, CA Hosp Rev Torrance Mem Hosp Rfdg (MBIA Insd)....   6.750    01/01/12       2,489,987
  3,845   Vista, CA Uni Sch Dist Ctfs Partn Ser A Rfdg (FSA Insd).....       *    11/01/17       1,230,861
  2,000   William S Hart CA Jt Sch Fin Auth Spl Tax Rev Cmnty Fac Rfdg
          (FSA Insd)..................................................   6.500    09/01/14       2,271,240
                                                                                            --------------
                                                                                               225,885,784
                                                                                            --------------
          COLORADO  5.0%
 12,750   Colorado Hlth Fac Auth Rev PSL Hlth Sys Proj Ser A
          (Prerefunded @ 02/15/01) (FSA Insd).........................   7.250    02/15/16      14,153,520
  2,090   Colorado Hlth Fac Auth Rev Sisters of Charity Hlthcare Ser A
          (MBIA Insd).................................................   6.000    05/15/13       2,188,272
  1,000   Colorado Wtr Res & Pwr Dev Auth Small Wtr Res Rev Ser A
          (Prerefunded @ 11/01/00) (FGIC Insd)........................   7.400    11/01/10       1,090,000
 17,750   Denver, CO City & Cnty Arpt Rev Ser A (MBIA Insd)...........   5.700    11/15/25      18,679,390
  5,500   Denver, CO City & Cnty Arpt Rev Ser D Rfdg (MBIA Insd)......   5.500    11/15/25       5,681,500
     10   Jefferson Cnty, CO Single Family Mtg Rev Ser A Rfdg (MBIA
          Insd).......................................................   8.875    10/01/13          10,737
  2,050   Thornton, CO Rfdg (FGIC Insd)...............................       *    12/01/11       1,046,545
  1,100   Thornton, CO Rfdg (FGIC Insd)...............................       *    12/01/15         446,985
  9,000   University of CO Hosp Auth Hosp Rev Ser A (Prerefunded @
          11/15/02) (AMBAC Insd)......................................   6.250    11/15/12       9,950,940
  8,600   University of CO Hosp Auth Hosp Rev Ser A (Prerefunded @
          11/15/02) (AMBAC Insd)......................................   6.400    11/15/22       9,564,920
  2,500   University of CO Hosp Auth Hosp Rev Ser A Rfdg (AMBAC
          Insd).......................................................   5.000    11/15/11       2,531,375
  2,000   Westminster, CO Wtr & Wastewtr Util Enterprise Rev (AMBAC
          Insd).......................................................   6.250    12/01/14       2,205,960
                                                                                            --------------
                                                                                                67,550,144
                                                                                            --------------
          DISTRICT OF COLUMIBA  0.0%
    250   District of Columbia Ser B Rfdg (MBIA Insd).................       *    06/01/04         187,900
                                                                                            --------------
          FLORIDA  3.2%
  1,350   Dade Cnty, FL Sch Brd Ctfs Partn Ser A (AMBAC Insd).........   5.500    05/01/25       1,386,302
  1,010   Dade Cnty, FL Seaport Rev Ser E Rfdg (MBIA Insd) (b)........   8.000    10/01/03       1,204,728

                                               See Notes to Financial Statements

                               December 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon    Maturity   Market Value
----------------------------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$   690   Dade Cnty, FL Seaport Rev Ser E Rfdg (MBIA Insd)............   8.000%   10/01/04  $      840,165
  1,180   Dade Cnty, FL Seaport Rev Ser E Rfdg (MBIA Insd)............   8.000    10/01/05       1,464,616
  1,275   Dade Cnty, FL Seaport Rev Ser E Rfdg (MBIA Insd)............   8.000    10/01/06       1,610,019
  1,375   Dade Cnty, FL Seaport Rev Ser E Rfdg (MBIA Insd)............   8.000    10/01/07       1,760,096
  2,095   Dade Cnty, FL Util Pub Impt Rfdg (FGIC Insd)................  12.000    10/01/04       3,019,628
    210   Duval Cnty, FL Hsg Fin Auth Single Family Mtg Rev Ser C
          (FGIC Insd).................................................   7.650    09/01/10         223,778
    915   Duval Cnty, FL Hsg Fin Auth Single Family Mtg Rev Ser C
          (FGIC Insd).................................................   7.700    09/01/24         973,569
  1,410   Florida St Dept Corrections Ctfs Partn Okeechobee
          Correctional (AMBAC Insd)...................................   6.250    03/01/15       1,555,427
  2,000   Indian River Cnty, FL Hosp Rev Rfdg (FSA Insd)..............   6.100    10/01/18       2,204,180
  1,000   Key West, FL Util Brd Elec Rev Ser D (AMBAC Insd)...........       *    10/01/13         458,350
  4,000   Lee Cnty, FL Hosp Brd Dir Hosp Rev (Inverse Fltg) (MBIA
          Insd).......................................................   9.266    04/01/20       4,750,000
  6,000   Orange Cnty, FL Hlth Fac Auth Rev (Inverse Fltg) (MBIA
          Insd).......................................................   8.695    10/29/21       7,200,000
  2,000   Palm Beach Cnty, FL Sch Brd Ctfs Partn Ser A (Prerefunded @
          08/01/04) (AMBAC Insd)......................................   6.375    08/01/15       2,258,020
  1,090   Sarasota Cnty, FL Util Sys Rev (Prerefunded @ 10/01/04)
          (FGIC Insd).................................................   6.500    10/01/14       1,249,413
 10,000   Tallahassee, FL Hlth Fac Rev Tallahassee Mem Regl Med Ser A
          Rfdg (MBIA Insd)............................................   6.625    12/01/13      11,289,100
                                                                                            --------------
                                                                                                43,447,391
                                                                                            --------------
          GEORGIA  3.0%
  1,250   Atlanta, GA Ctfs Partn Atlanta Pretrial Detention Cent (MBIA
          Insd).......................................................   6.250    12/01/08       1,371,950
  1,750   Atlanta, GA Ctfs Partn Atlanta Pretrial Detention Cent (MBIA
          Insd).......................................................   6.250    12/01/17       1,909,338
  6,500   Georgia Muni Elec Auth Pwr Rev Genl Ser B (BIGI Insd).......       *    01/01/07       4,324,320
  4,750   Georgia Muni Elec Auth Pwr Rev Genl Ser B (BIGI Insd).......       *    01/01/08       3,002,522
 15,550   Municipal Elec Auth GA Spl Oblig Fifth Crossover Ser Proj
          One (AMBAC Insd)............................................   6.400    01/01/13      18,097,712
 10,000   Municipal Elec Auth GA Spl Oblig Fifth Crossover Ser Proj
          One (MBIA Insd).............................................   6.500    01/01/17      11,874,100
                                                                                            --------------
                                                                                                40,579,942
                                                                                            --------------
          HAWAII  1.0%
 12,785   Hawaii St Arpt Sys Rev Ser 1993 Rfdg (MBIA Insd)............   6.400    07/01/08      14,203,496
                                                                                            --------------
          ILLINOIS  16.8%
  1,000   Berwyn, IL (MBIA Insd)......................................   7.000    11/15/10       1,089,000
  3,255   Bolingbrook, IL Pk Dist Pk Alt Rev (MBIA Insd)..............   5.125    01/01/15       3,258,776
  2,645   Boone, McHenry & Dekalb Cntys, IL Cmnty Unit Schl Dist No
          100 (FSA Insd)..............................................       *    12/01/12       1,249,710
  2,625   Boone, McHenry & Dekalb Cntys, IL Cmnty Unit Schl Dist No
          100 (FSA Insd)..............................................       *    12/01/14       1,112,422
  5,000   Chicago, IL (FGIC Insd).....................................   5.500    01/01/21       5,155,200
  1,700   Chicago, IL Brd of Ed Chicago Schl Reform Ser A (AMBAC
          Insd).......................................................   5.250    12/01/22       1,697,569
 10,000   Chicago, IL Brd of Ed Chicago Schl Reform Ser A (AMBAC
          Insd).......................................................   5.250    12/01/30       9,952,900
  1,400   Chicago, IL Brd of Ed Chicago Sch Reform (AMBAC Insd).......   5.750    12/01/20       1,486,884
 25,725   Chicago, IL Brd of Ed Chicago Sch Reform (MBIA Insd)........   6.000    12/01/26      28,043,337
 16,000   Chicago, IL Brd of Ed Chicago Sch Reform (AMBAC Insd).......   5.750    12/01/27      16,963,520
  2,720   Chicago, IL Pub Bldg Comm Bldg Rev Chicago Transit Auth
          (AMBAC Insd)................................................   6.600    01/01/15       3,030,406
  3,480   Chicago, IL Pub Bldg Comm Bldg Rev Ser A (MBIA Insd)........       *    01/01/06       2,429,040
  3,105   Chicago, IL Pub Bldg Comm Bldg Rev Ser A (MBIA Insd)........       *    01/01/07       2,062,962
  5,400   Chicago, IL Skyway Toll Brdg Rev (MBIA Insd)................   5.500    01/01/23       5,557,248
  2,000   Chicago, IL Wastewtr Transmission Rev (FGIC Insd)...........   5.125    01/01/25       1,972,660
  1,000   Cook Cnty, IL Ser B Rfdg (MBIA Insd)........................   5.000    11/15/12       1,003,500
  4,750   Cook Cnty, IL Ser B Rfdg (MBIA Insd)........................   5.000    11/15/14       4,718,175
  1,000   Cook Cnty, IL Cmnty College Dist No 508 Chicago Ctfs Partn
          (FGIC Insd) (b).............................................   8.400    01/01/01       1,120,110
  5,550   Cook Cnty, IL Cmnty College Dist No 508 Chicago Ctfs Partn
          (FGIC Insd).................................................   8.750    01/01/03       6,656,670
  8,460   Cook Cnty, IL Cmnty College Dist No 508 Chicago Ctfs Partn
          (FGIC Insd).................................................   8.750    01/01/04      10,399,793
  2,460   Cook Cnty, IL Cmnty College Dist No 508 Chicago Ctfs Partn
          (FGIC Insd).................................................   8.750    01/01/05       3,094,483
  3,500   Cook Cnty, IL Cmnty College Dist No 508 Chicago Ctfs Partn
          (FGIC Insd).................................................   8.750    01/01/07       4,580,275
  1,280   Cook Cnty, IL Cmnty High Sch Dist No 233 Homewood & Flossmor
          (AMBAC Insd)................................................       *    12/01/05         897,843

                                               See Notes to Financial Statements

                               December 31, 1997
-------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon    Maturity   Market Value
----------------------------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$ 8,280   Cook Cnty, IL Cnty Juvenile Detention Ser A (AMBAC Insd)....       *    11/01/08  $    5,008,323
  1,505   Cook Cnty, IL Schl Dist No 100 Berwyn South (FSA Insd)......   8.200%   12/01/14       2,065,191
  1,775   Cook Cnty, IL Schl Dist No 100 Berwyn South (FSA Insd)......   8.100    12/01/16       2,444,335
  2,275   Des Plaines, IL Hosp Fac Rev Holy Family Hosp Rfdg (AMBAC
          Insd).......................................................   9.250    01/01/14       2,355,194
  1,215   Evanston, IL Residential Mtg Rev (AMBAC Insd)...............   6.375    01/01/09       1,290,415
 10,000   Illinois Dev Fin Auth Pollutn Ctl Rev Comwlth Edison Co Proj
          Ser D Rfdg (AMBAC Insd).....................................   6.750    03/01/15      11,266,700
 35,000   Illinois Dev Fin Auth Pollutn Ctl Rev IL Pwr Co Proj Ser A
          First Mtg Rfdg (MBIA Insd)..................................   7.400    12/01/24      40,804,750
  2,000   Illinois Dev Fin Auth Rev Sch Dist Pgm Rockford Sch 205 (FSA
          Insd).......................................................   6.650    02/01/11       2,383,460
  5,025   Illinois Dev Fin Auth Rev Sch Dist Pgm Rockford Sch 205 Rfdg
          (FSA Insd)..................................................   6.650    02/01/12       5,714,581
  2,100   Illinois Hlth Fac Auth Rev Ancilla Sys Inc Ser B (MBIA
          Insd).......................................................   5.250    07/01/22       2,085,678
  1,103   Illinois Hlth Fac Auth Rev Cmnty Prov Pooled Pgm Ser B (MBIA
          Insd).......................................................   7.900    08/15/03       1,117,714
    220   Illinois Hlth Fac Auth Rev Cmnty Prov Pooled Pgm Ser B Rfdg
          (MBIA Insd).................................................   7.900    08/15/03         251,702
  5,000   Illinois Hlth Fac Auth Rev Hosp Sisters Svcs (Inverse Fltg)
          (MBIA Insd).................................................   9.217    06/19/15       5,993,750
  5,000   Illinois Hlth Fac Auth Rev Methodist Hlth Proj (Inverse
          Fltg) (AMBAC Insd)..........................................   9.740    05/18/21       5,912,500
  3,400   Illinois Hlth Fac Auth Rev Rush Presbyterian Saint Luke Hosp
          (Inverse Fltg) (MBIA Insd)..................................   9.716    10/01/24       4,054,500
  3,000   Illinois Hlth Fac Auth Rev Sarah Bush Lincoln Hlth Rfdg
          (AMBAC Insd)................................................   6.000    01/01/27       3,224,070
  3,150   Kendall Kane Cnty, IL Sch 308 Ser A (FSA Insd)..............   5.000    10/01/13       3,169,593
  6,110   Rosemont, IL Tax Increment 3 (FGIC Insd)....................       *    12/01/06       4,062,478
  3,000   Rosemont, IL Tax Increment 3 (FGIC Insd)....................       *    12/01/07       1,896,210
  1,285   Saint Clair Cnty, IL Ctfs Partn (MBIA Insd).................   8.000    12/01/05       1,591,550
  1,185   Saint Clair Cnty, IL Ctfs Partn Indl Dev Rev (MBIA Insd)....   8.000    12/01/04       1,441,067
  1,500   Will Cnty, IL Cmnty Unit Sch Dist No 201 Ser C (FSA Insd)...       *    10/01/13         674,445
  1,000   Will Cnty, IL Cmnty Unit Sch Dist No 201 Ser C (FSA Insd)...       *    10/01/14         427,380
  2,000   Winnebago & Boone Cntys, IL Sch Dist No 205 Rockford Ctfs
          Partn (FSA Insd)............................................   5.500    01/01/11       2,116,820
                                                                                            --------------
                                                                                               228,884,889
                                                                                            --------------
          INDIANA 1.8%
  7,000   Delaware Cnty, IN Hosp Auth Rev Cardinal Hlth Sys Oblig Rfdg
          (AMBAC Insd) (a)............................................   5.000    08/01/16       6,848,870
  2,000   Indiana Bond Bank Spl Pgm Ser A (AMBAC Insd)................   9.750    08/01/09       2,682,000
  3,840   Indiana Hlth Fac Fin Auth Hosp Rev Cmnty Hosps of IN
          (Prerefunded @ 07/01/01) (MBIA Insd)........................   7.000    07/01/21       4,262,976
  5,000   Indiana Hlth Fac Fin Auth Hosp Rev Cmnty Hosps Proj Rfdg &
          Impt (MBIA Insd)............................................   6.400    05/01/12       5,415,200
  1,400   Marion Cnty, IN Convention & Rectl Fac Auth Excise Tax Rev
          (MBIA Insd) (a).............................................   5.000    06/01/15       1,384,866
  1,000   Marion Cnty, IN Convention & Rectl Fac Auth Excise Tax Rev
          Lease Rental Ser A (AMBAC Insd) (a).........................   7.000    06/01/21       1,099,500
  1,000   Saint Joseph Cnty, IN Hosp Auth Hosp Fac Rev Mem Hosp South
          Bend Proj (MBIA Insd).......................................   6.250    08/15/12       1,088,880
  1,000   Saint Joseph Cnty, IN Hosp Auth Hosp Fac Rev Mem Hosp South
          Bend Ser A Rfdg (MBIA Insd).................................   7.000    08/15/20       1,096,840
    750   Vincennes, IN Cmnty Sch Bldg Corp (FSA Insd)................   5.000    07/01/15         748,702
                                                                                            --------------
                                                                                                24,627,834
                                                                                            --------------
          KANSAS  3.1%
 38,750   Burlington, KS Pollutn Ctl Rev KS Gas & Elec Co Proj Rfdg
          (MBIA Insd) (b).............................................   7.000    06/01/31      42,346,775
                                                                                            --------------
          KENTUCKY  0.2%
     50   Kentucky Cntys Single Family Mtg Presbyterian Homes Ser A
          Rfdg (MBIA Insd)............................................   8.625    09/01/15          51,116
  2,000   Kentucky Econ Dev Fin Auth Hosp Fac Rev Rfdg (Connie Lee
          Insd).......................................................   5.700    02/01/28       2,105,740
                                                                                            --------------
                                                                                                 2,156,856
                                                                                            --------------
          LOUISIANA  1.7%
  4,065   Calcasieu Parish, LA Mem Hosp Svcs Dist Hosp Rev Lake
          Charles Mem Hosp Proj Ser A (Connie Lee Insd)...............   6.375    12/01/12       4,724,668
  5,530   Calcasieu Parish, LA Mem Hosp Svcs Dist Hosp Rev Lake
          Charles Mem Hosp Proj Ser A (Connie Lee Insd)...............   6.500    12/01/18       6,546,912
    310   Louisiana Pub Fac Auth Rev Med Cent LA at New Orleans Proj
          (Connie Lee Insd)...........................................   6.250    10/15/10         330,637
  4,150   Louisiana Pub Fac Auth Rev Pgm Hlth & Edl Cap Fac Our Lady
          Med Cent Ser C (BIGI Insd) (b)..............................   8.200    12/01/15       4,384,018

                                               See Notes to Financial Statements

                               December 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon    Maturity   Market Value
----------------------------------------------------------------------------------------------------------
          LOUISIANA (CONTINUED)
$ 5,000   Louisiana Pub Fac Auth Rev Tulane Univ of LA (AMBAC Insd)...   6.050%   10/01/25  $    5,511,650
 10,000   New Orleans, LA Home Mtg Auth Single Family Mtg Rev 1985 Ser
          A (MBIA Insd)...............................................       *    09/15/16       1,494,300
                                                                                            --------------
                                                                                                22,992,185
                                                                                            --------------
          MAINE  0.4%
  2,750   Easton, ME Indl Dev McCain Food Inc Proj Ser 1985 (AMBAC
          Insd).......................................................   9.200    08/01/99       2,759,487
  1,750   Maine Hlth & Higher Edl Fac Auth Rev Ser B (FSA Insd).......   7.100    07/01/14       2,019,448
                                                                                            --------------
                                                                                                 4,778,935
                                                                                            --------------
          MASSACHUSETTS  1.0%
  1,700   Massachusetts St Hlth & Edl Fac Auth Rev Mt Auburn Hosp Ser
          B1 (MBIA Insd)..............................................   6.250    08/15/14       1,873,349
  1,000   Massachusetts St Hlth & Edl Fac Auth Rev Univ Hosp Ser C
          (MBIA Insd).................................................   7.250    07/01/19       1,083,970
  5,000   Massachusetts St Indl Fin Agy Rev Suffolk Univ (AMBAC
          Insd).......................................................   5.250    07/01/27       5,012,850
  3,250   Massachusetts St Wtr Res Auth Genl Ser A (FGIC Insd)........   5.500    11/01/21       3,354,195
  1,920   Worcester, MA (MBIA Insd)...................................   5.000    08/01/17       1,900,992
                                                                                            --------------
                                                                                                13,225,356
                                                                                            --------------
          MICHIGAN  3.0%
  2,325   Bay City, MI (AMBAC Insd)...................................       *    06/01/15         968,804
  1,000   Bay City, MI (AMBAC Insd)...................................       *    06/01/16         393,430
  3,250   Central MI Univ Rev (FGIC Insd).............................   5.625    10/01/22       3,389,880
  1,100   Central MI Univ Rev (FGIC Insd).............................   5.500    10/01/26       1,133,803
  2,245   Detroit, MI Ser A (MBIA Insd)...............................   5.000    04/01/13       2,237,704
  2,795   Detroit, MI Ser A (MBIA Insd)...............................   5.000    04/01/14       2,775,742
  3,000   Detroit, MI Ser A (MBIA Insd)...............................   5.000    04/01/18       2,954,700
  2,195   Detroit, MI Ser B Rfdg (MBIA Insd)..........................   5.000    04/01/14       2,167,914
  2,000   Durand, MI Area Schs (FGIC Insd)............................   5.375    05/01/23       2,026,940
  5,000   Ecorse, MI Pub Sch Dist (FGIC Insd).........................   5.500    05/01/27       5,165,800
  3,000   Lake Shore, MI Pub Schs Macomb Cnty (FSA Insd)..............   5.500    05/01/20       3,085,770
 21,000   Livonia, MI Pub Sch Dist Ser II (FGIC Insd).................       *    05/01/21       5,316,780
  5,000   Michigan St Hosp Fin Auth Rev Hosp Sparrow Oblig Group (MBIA
          Insd).......................................................   6.000    11/15/36       5,437,000
  2,000   Michigan St Hsg Dev Auth Rental Hsg Rev Ser B (Embedded
          Swap) (AMBAC Insd)..........................................   4.510    04/01/04       2,009,100
  5,000   Mount Clemens, MI Cmnty Sch Dist Cap Apprec (Prerefunded @
          05/01/07) (MBIA Insd).......................................       *    05/01/17       1,650,350
                                                                                            --------------
                                                                                                40,713,717
                                                                                            --------------
          MINNESOTA  0.5%
  1,000   Brainerd, MN Rev Evangelical Lutheran Ser B Rfdg (FSA
          Insd).......................................................   6.650    03/01/17       1,096,190
  5,600   Minneapolis-Saint Paul, MN Hsg & Redev Auth Hlthcare Sys Rev
          Hlth One Ser A (MBIA Insd)..................................   7.400    08/15/11       6,114,248
                                                                                            --------------
                                                                                                 7,210,438
                                                                                            --------------
          MISSISSIPPI  0.1%
  1,000   Harrison Cnty, MS Wastewtr Mgmt Dist Rev Wastewtr Treatment
          Fac Ser A Rfdg (FGIC Insd)..................................   8.500    02/01/13       1,382,600
                                                                                            --------------
          MISSOURI  0.8%
  2,700   Central MO St Univ Rev Hsg Sys (Prerefunded @ 07/01/01)
          (MBIA Insd).................................................   7.000    07/01/14       2,998,350
  2,545   Green Cnty, MO Single Family Mtg Rev (AMBAC Insd)...........       *    12/01/16         400,736
  5,650   Missouri St Hlth & Edl Fac Auth Hlth Fac Rev SSM Hlthcare
          Proj Rfdg (MBIA Insd).......................................   6.250    06/01/16       6,115,673
  1,000   Missouri St Hlth & Edl Fac Auth Rev Saint Luke's Hosp KC
          Proj Rfdg & Impt (Prerefunded @ 11/15/01) (MBIA Insd).......   7.000    11/15/13       1,119,310
    260   Saint Louis Cnty, MO Single Family Mtg Rev (AMBAC Insd).....   9.250    10/01/16         278,265
                                                                                            --------------
                                                                                                10,912,334
                                                                                            --------------
          NEBRASKA  0.2%
  1,250   Douglas Cnty, NE Hosp Auth No 1 Rev Immanuel Med Cent Inc
          Rfdg (Prerefunded @ 09/01/01) (AMBAC Insd)..................   6.900    09/01/11       1,388,350
  1,500   Douglas Cnty, NE Hosp Auth No 1 Rev Immanuel Med Cent Inc
          Rfdg (Prerefunded @ 09/01/01) (AMBAC Insd)..................   7.000    09/01/21       1,671,075
                                                                                            --------------
                                                                                                 3,059,425
                                                                                            --------------

                                               See Notes to Financial Statements

                               December 31, 1997
-------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon    Maturity   Market Value
----------------------------------------------------------------------------------------------------------
          NEVADA  1.0%
$ 1,000   Carson City, NV Hosp Rev Ser B (AMBAC Insd).................   5.400%   03/01/17  $    1,016,980
  2,000   Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj Ser C Rfdg (AMBAC
          Insd).......................................................   7.200    10/01/22       2,244,340
  3,030   Reno, NV Hosp Rev Dates Saint Mary's Hosp Inc Ser B
          (Prerefunded @ 01/01/00) (BIGI Insd)........................   7.750    07/01/15       3,244,645
  4,525   Reno, NV Hosp Rev Dates Saint Mary's Hosp Inc Ser C
          (Prerefunded @ 01/01/00) (BIGI Insd)........................   7.750    07/01/15       4,931,209
  3,720   Washoe Cnty, NV Rfdg & Impt (MBIA Insd).....................       *    07/01/07       2,408,217
                                                                                            --------------
                                                                                                13,845,391
                                                                                            --------------
          NEW HAMPSHIRE  0.6%
  5,000   New Hampshire Higher Edl & Hlth Fac Auth Rev (AMBAC Insd)...   6.000    10/01/26       5,402,800
  2,500   New Hampshire St Tpk Sys Rev Rfdg (Inverse Fltg) (FGIC
          Insd).......................................................   9.627    11/01/17       3,365,625
                                                                                            --------------
                                                                                                 8,768,425
                                                                                            --------------
          NEW JERSEY  1.0%
  5,500   Howell Twp, NJ Rfdg (FGIC Insd).............................   6.800    01/01/14       6,065,345
  3,625   Morristown, NJ Rfdg (FSA Insd)..............................   6.400    08/01/14       4,097,410
  3,940   New Jersey St Hsg & Mtg Fin Agy Rev Home Mtg Ser B (MBIA
          Insd).......................................................   8.100    10/01/17       4,077,388
                                                                                            --------------
                                                                                                14,240,143
                                                                                            --------------
          NEW YORK  7.5%
  8,000   Metropolitan Tran Auth NY Commuter Fac Rev Ser A (MBIA
          Insd).......................................................   5.625    07/01/27       8,376,240
  2,090   New York City Ser G (MBIA Insd).............................   5.750    02/01/14       2,237,052
  4,350   New York City Indl Dev Agy Civic Fac Rev USTA Natl Tennis
          Cent Proj (FSA Insd)........................................   6.375    11/15/14       4,855,687
     50   New York City Ser C Subser C1 (FSA Insd)....................   6.250    08/01/09          54,610
 18,000   New York City Ser G (FGIC Insd).............................   5.750    02/01/14      19,266,480
  3,000   New York St Dorm Auth Lease Rev Muni Hlth Fac Impt Pgm Ser A
          (FSA Insd)..................................................   5.500    05/15/25       3,081,540
  3,950   New York St Dorm Auth Rev City Univ Sys Ser C (FGIC Insd)...   7.000    07/01/14       4,280,102
  5,000   New York St Dorm Auth Rev City Univ Sys Third Resolution
          (AMBAC Insd)................................................   6.250    07/01/18       5,554,300
  4,700   New York St Dorm Auth Rev Insd Pace Univ Rfdg (MBIA Insd)...   5.750    07/01/26       4,988,580
  6,000   New York St Dorm Auth Rev Lib Fac Svc Contract (CAPMAC
          Insd).......................................................   5.250    07/01/19       6,009,600
    170   New York St Med Care Fac Fin Agy Rev IBC Mental Hlth Svcs
          Ser A (MBIA Insd)...........................................   7.750    08/15/10         184,651
  1,000   New York St Med Care Fac Fin Agy Rev Mental Hlth Svcs Ser E
          (FSA Insd)..................................................   6.500    08/15/15       1,117,270
 28,535   New York St Med Care Fac Fin Agy Rev NY Hosp Mtg Ser A
          (AMBAC Insd) (b)............................................   6.750    08/15/14      32,355,836
  3,400   New York St Muni Bond Bank Agy Spl Pgm Rev Rochester Ser A
          (MBIA Insd) (b).............................................   6.625    03/15/06       3,740,204
  1,500   New York St Twy Auth Hwy & Brdg Trust Fund Ser B (FGIC
          Insd).......................................................   6.000    04/01/14       1,623,285
  1,500   New York St Urban Dev Corp Rev Correctional Fac Rfdg (AMBAC
          Insd).......................................................   5.250    01/01/18       1,506,105
  1,975   New York, NY Ser B1 (MBIA Insd).............................   6.950    08/15/12       2,264,022
     25   New York, NY Ser B1 (Prerefunded @ 08/15/04) (MBIA Insd)....   6.950    08/15/12          29,047
                                                                                            --------------
                                                                                               101,524,611
                                                                                            --------------
          NORTH CAROLINA  0.1%
  1,250   Franklin Cnty, NC Ctfs Partn Jail & Sch Projs (FGIC Insd)...   6.625    06/01/14       1,396,763
                                                                                            --------------
          NORTH DAKOTA  0.8%
  4,595   Grand Forks, ND Sales Tax Rev Aurora Proj Ser A (MBIA
          Insd).......................................................   5.625    12/15/29       4,752,379
  5,000   Mercer Cnty, ND Pollutn Ctl Rev Antelope Vly Station Rfdg
          (AMBAC Insd)................................................   7.200    06/30/13       6,115,600
                                                                                            --------------
                                                                                                10,867,979
                                                                                            --------------
          OHIO  2.3%
  3,600   Akron Bath Copley, OH St Twp Hosp Dist Rev Akron Genl Med
          Cent Proj (Prerefunded @ 01/01/02) (AMBAC Insd).............   6.500    01/01/19       3,976,272
  1,000   Akron Bath Copley, OH St Twp Hosp Dist Rev Children's Hosp
          Med Cent Akron (Prerefunded @ 11/15/00) (AMBAC Insd)........   7.450    11/15/20       1,108,870
  5,000   Clermont Cnty, OH Hosp Fac Rev Muni (Inverse Fltg) (AMBAC
          Insd).......................................................   9.681    10/05/21       6,050,000
  2,010   Cleveland, OH (Prerefunded @ 11/15/04) (MBIA Insd)..........   6.500    11/15/09       2,303,942
  2,285   Cleveland, OH (Prerefunded @ 11/15/04) (MBIA Insd)..........   6.500    11/15/10       2,619,159
 11,350   Franklin Cnty, OH Convention Fac Auth Tax Lease Rev Antic
          (MBIA Insd) (a).............................................   5.000    12/01/27      11,142,068

                                               See Notes to Financial Statements

                               December 31, 1997
------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon    Maturity   Market Value
----------------------------------------------------------------------------------------------------------
          OHIO (CONTINUED)
$ 1,500   Ohio St Air Quality Dev Auth Rev Pollutn Ctl Cleveland Co
          Proj Rfdg (FGIC Insd).......................................   8.000%   12/01/13  $    1,736,505
  2,500   Ohio St Air Quality Dev Auth Rev Pollutn Ctl OH Edison Ser A
          Rfdg (FGIC Insd)............................................   7.450    03/01/16       2,702,300
                                                                                            --------------
                                                                                                31,639,116
                                                                                            --------------
          OKLAHOMA  0.8%
  1,760   McAlester, OK Pub Wks Auth Rev Rfdg & Impt (FSA Insd).......   5.250    12/01/20       1,765,086
  1,000   Norman, OK Regl Hosp Auth Hosp Rev (Prerefunded @ 09/01/01)
          (MBIA Insd).................................................   6.900    09/01/21       1,110,680
  3,300   Oklahoma Hsg Fin Agy Single Family Rev Mtg Ser A (MBIA
          Insd).......................................................   7.200    03/01/11       3,496,845
  4,400   Oklahoma St Inds Auth Rev Hlth Sys Integris Baptist Rfdg
          (AMBAC Insd)................................................   5.000    08/15/14       4,352,788
                                                                                            --------------
                                                                                                10,725,399
                                                                                            --------------
          OREGON  0.1%
  1,000   Wasco Cnty, OR Vets Home (FSA Insd).........................   6.200    06/01/13       1,097,960
                                                                                            --------------
          PENNSYLVANIA  6.7%
 12,930   Allegheny Cnty, PA Hosp Dev Auth Rev Hlth Cent Univ
          Pittsburgh Med Cent Sys (MBIA Insd).........................   5.375    12/01/25      13,033,181
  4,875   Allegheny Cnty, PA Hosp Dev Auth Rev Pittsburgh Mercy Hlth
          Sys Inc (AMBAC Insd)........................................   5.625    08/15/26       5,058,300
  2,500   Beaver Cnty, PA (MBIA Insd).................................   5.300    10/01/26       2,513,025
  2,985   Butler, PA Area Sch Dist Cap Apprec (FGIC Insd).............       *    11/15/23         701,833
  5,650   Butler, PA Area Sch Dist Cap Apprec (FGIC Insd).............       *    11/15/26       1,105,988
 31,250   Dauphin Cnty, PA Genl Auth Hlth Sys Rev Pinnacle Hlth Sys
          Proj Rfdg (MBIA Insd).......................................   5.500    05/15/27      32,153,437
  2,000   Dauphin Cnty, PA Genl Auth Hosp Rev Hapsco Phoenixville Hosp
          Proj Ser B (FGIC Insd)......................................   6.125    07/01/10       2,228,380
  1,295   Deer Lakes Sch Dist PA Ser A (FSA Insd).....................   5.250    01/15/17       1,310,087
  1,000   Emmaus, PA Genl Auth Rev Var Loc Govt Bond Pool Pgm Ser B
          Var Rate Cpn (BIGI Insd)....................................   8.000    05/15/18       1,029,430
  2,000   Lehigh Cnty, PA Genl Purp Auth Rev Good Shepherd Rehab Hosp
          Rfdg (AMBAC Insd)...........................................   5.250    11/15/27       1,999,880
  1,000   Lehigh Cnty, PA Indl Dev Auth Pollutn Ctl Rev PA Pwr & Lt Co
          Proj Ser A Rfdg (MBIA Insd).................................   6.400    11/01/21       1,098,680
  3,750   Montgomery Cnty, PA Indl Dev Auth Rev Pollutn Ctl Ser E Rfdg
          (MBIA Insd).................................................   6.700    12/01/21       4,101,787
  1,000   New Kensington Arnold, PA Sch Dist (FGIC Insd)..............   5.500    05/15/26       1,028,690
  1,000   Northeastern PA Hosp & Edl Auth College Rev Gtd Luzerne Cnty
          Cmnty College (Prerefunded @ 02/15/05) (AMBAC Insd).........   6.625    08/15/15       1,136,940
 10,765   Northeastern PA Hosp & Edl Auth Wyoming Vly Hlthcare Ser A
          (AMBAC Insd)................................................   5.250    01/01/26      10,765,000
  1,000   Pennsylvania St Higher Edl Fac Auth College & Univ Rev Bryn
          Mawr College (MBIA Insd)....................................   5.625    12/01/27       1,046,730
  2,250   Philadelphia, PA Gas Wks Rev 14th Ser A Rfdg (FSA Insd).....   6.375    07/01/14       2,485,283
  1,000   Saint Mary's Hosp Auth Bucks Cnty, PA Rev Franciscan Hlth
          Saint Mary Ser A (MBIA Insd)................................   6.500    07/01/22       1,091,460
  1,000   Saint Mary's Hosp Auth Bucks Cnty, PA Rev Franciscan Hlth
          Sys Ser B (MBIA Insd).......................................   6.500    07/01/12       1,093,600
  1,000   Sayre, PA Hlthcare Fac Auth Rev VHA Cap Asset Fin Pgm Ser H2
          (AMBAC Insd)................................................   7.625    12/01/15       1,088,540
  3,750   Southmoreland Sch Dist PA (AMBAC Insd)......................   5.250    10/01/17       3,792,488
  1,000   State Pub Sch Bldg Auth PA Sch Rev Burgettstown Sch Dist Ser
          D (MBIA Insd)...............................................   6.500    02/01/14       1,109,240
                                                                                            --------------
                                                                                                90,971,979
                                                                                            --------------
          RHODE ISLAND  1.8%
  2,000   Rhode Island St Hlth & Edl Bldg Corp Rev Higher Edl Fac
          Roger Williams (Prerefunded @ 11/15/04) (Connie Lee Insd)...   7.250    11/15/24       2,379,660
 18,000   Rhode Island St Hlth & Edl Bldg Corp Rev RI Hosp (Inverse
          Fltg) (FGIC Insd)...........................................   9.816    08/15/21      21,825,000
                                                                                            --------------
                                                                                                24,204,660
                                                                                            --------------
          SOUTH CAROLINA  0.1%
     70   Charleston Cnty, SC Ctfs Partn Ser B (MBIA Insd)............   6.875    06/01/14          79,177
  1,430   Charleston Cnty, SC Ctfs Partn Ser B (Prerefunded @
          06/01/04) (MBIA Insd).......................................   6.875    06/01/14       1,659,872
                                                                                            --------------
                                                                                                 1,739,049
                                                                                            --------------
          SOUTH DAKOTA  0.8%
  5,205   South Dakota St Lease Rev Trust Ctfs Ser A (FSA Insd).......   6.625    09/01/12       6,196,552
  4,000   South Dakota St Lease Rev Trust Ctfs Ser A (FSA Insd).......   6.700    09/01/17       4,825,480
                                                                                            --------------
                                                                                                11,022,032
                                                                                            --------------

                                               See Notes to Financial Statements

                               December 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon    Maturity   Market Value
----------------------------------------------------------------------------------------------------------
          TENNESSEE  0.5%
$ 2,000   Chattanooga-Hamilton Cnty, TN Hosp Auth Hosp Rev Erlanger
          Med Cent Ser B (Inverse Fltg) (Prerefunded @ 05/01/01) (FSA
          Insd).......................................................   9.723%   05/25/21  $    2,400,000
  3,320   Johnson City, TN Sch Sales Tax (Prerefunded @ 05/01/06)
          (AMBAC Insd)................................................   6.700    05/01/18       3,853,192
                                                                                            --------------
                                                                                                 6,253,192
                                                                                            --------------
          TEXAS  6.5%
  3,000   Amarillo, TX Hlth Fac Corp Hosp Rev High Plains Baptist Hosp
          (Inverse Fltg) (FSA Insd)...................................   8.987    01/01/22       3,540,000
  1,000   Austin, TX Util Sys Rev (Prerefunded @ 05/15/02) (BIGI
          Insd).......................................................   8.625    11/15/12       1,177,000
  2,500   Austin, TX Util Sys Rev Rfdg (AMBAC Insd) (a)...............   6.500    11/15/05       2,804,875
 12,500   Austin, TX Util Sys Rev Ser A Rfdg (MBIA Insd)..............       *    11/15/10       6,711,625
  1,730   Brazos Cnty TX Hlth Fac Dev Corp Franciscan Svcs Corp Rev
          Ser A (MBIA Insd)...........................................   5.375    01/01/17       1,751,469
  9,000   Brazos River Auth TX Rev Coll Houston Lt & Pwr Co Proj B
          Rfdg (BIGI Insd)............................................   8.250    05/01/15       9,306,090
  6,515   Brazos River Auth TX Rev Coll Houston Lt & Pwr Co Proj C
          Rfdg (BIGI Insd)............................................   8.100    05/01/19       6,733,383
  2,850   Corpus Christi, TX Hsg Fin Corp Single Family Mtg Rev Ser A
          Rfdg (MBIA Insd)............................................   7.700    07/01/11       3,176,182
  6,525   Dallas Cnty, TX Util & Reclamation Dist (MBIA Insd).........       *    02/15/07       3,688,256
  6,780   Dallas Cnty, TX Util & Reclamation Dist (MBIA Insd).........       *    02/15/08       3,552,449
  7,705   Dallas Cnty, TX Util & Reclamation Dist (MBIA Insd).........       *    02/15/09       3,723,056
  8,795   El Paso, TX Hsg Fin Corp Mtg Rev Single Family (FGIC
          Insd).......................................................       *    11/01/16       1,249,418
  1,250   Harris Cnty, TX Hlth Fac Dev Corp Thermal Util Rev Teco Proj
          Ser A (AMBAC Insd)..........................................   7.250    02/15/15       1,343,350
  4,615   Harris Cnty, TX Toll Rd Tax & Sub Lien Ser A Rfdg (FGIC
          Insd).......................................................       *    08/15/07       2,970,952
 17,000   Harris Cnty, TX Toll Road Sr Lien Rfdg (MBIA Insd)..........   5.000    08/15/24      16,631,780
    245   Henderson, TX (AMBAC Insd)..................................   9.125    05/15/04         310,430
  2,505   Montgomery Cnty, TX Cap Apprec Rfdg (MBIA Insd).............       *    03/01/15       1,026,148
  1,000   Montgomery Cnty, TX Cap Apprec Rfdg (MBIA Insd).............       *    03/01/16         384,990
  1,305   Montgomery Cnty, TX Cap Apprec Rfdg (MBIA Insd).............       *    03/01/17         475,412
  5,000   North Cent, TX Hlth Fac Dev TX Hlth Res Sys Ser B (AMBAC
          Insd).......................................................   5.375    02/15/26       5,050,750
  1,000   San Antonio, TX Indt Sch Dist Pub Fac Corp Lease Rev (AMBAC
          Insd).......................................................   5.850    10/15/10       1,100,580
 10,000   Tarrant Cnty, TX Hlth Fac Dev (MBIA Insd)...................   5.250    02/15/22       9,999,400
  1,750   Tarrant Cnty, TX Hlth Fac Dev Corp Hlth Sys Rev Ser B (FGIC
          Insd).......................................................   5.000    09/01/15       1,726,060
                                                                                            --------------
                                                                                                88,433,655
                                                                                            --------------
          UTAH  2.9%
 21,000   Intermountain Pwr Agy UT Pwr Supply Rev Ser B Rfdg (MBIA
          Insd).......................................................   5.750    07/01/19      22,308,300
  2,415   Payson City, UT Cnty UT Elec Pwr Rev (BIGI Insd)............   8.000    08/15/03       2,524,496
    750   Provo, UT Elec Rev 1984 Ser A Rfdg (AMBAC Insd).............  10.375    09/15/15       1,102,380
  3,500   Salt Lake City, UT Hosp Rev IHC Hosp Inc Rfdg (Inverse Fltg)
          (AMBAC Insd)................................................   9.363    05/15/20       4,165,000
  7,385   Utah St Muni Fin Co-op Local Govt Rev Pool Cap Salt Lake
          (FSA Insd)..................................................       *    03/01/09       4,353,014
  2,000   Washington Cnty/St George Interlocal Agy UT Lease Rev (AMBAC
          Insd).......................................................   5.125    12/01/22       1,976,340
  3,115   West Jordan, UT Multi-Family Rev Broadmoor Village Apts Proj
          Ser A Rfdg (FSA Insd).......................................   6.800    01/01/15       3,355,167
                                                                                            --------------
                                                                                                39,784,697
                                                                                            --------------
          VIRGINIA  0.4%
  4,000   Loudoun Cnty, VA Ctfs Partn (FSA Insd)......................   6.800    03/01/14       4,493,440
    750   University of VA Hosp Rev Ser C Rfdg (Prerefunded @
          06/01/00) (AMBAC Insd)......................................   9.375    06/01/07         848,625
                                                                                            --------------
                                                                                                 5,342,065
                                                                                            --------------
          WASHINGTON  3.0%
  1,250   Franklin Cnty, WA Pub Util Dist No 1 Elec Rev (Prerefunded @
          09/01/01) (AMBAC Insd)......................................   7.100    09/01/08       1,377,038
  2,995   Grant Cnty, WA Pub Util Dist No 2 Priest Rapids Hydro Elec
          Rev Second Ser C Rfdg (AMBAC Insd)..........................   6.000    01/01/13       3,279,315
  2,335   Grant Cnty, WA Pub Util Dist No 2 Priest Rapids Hydro Elec
          Rev Second Ser C Rfdg (AMBAC Insd)..........................   6.000    01/01/17       2,528,151
  1,315   Grant Cnty, WA Pub Util Dist No 2 Wanapum Hydro Elec Rev
          Second Ser C Rfdg (AMBAC Insd)..............................   6.000    01/01/13       1,439,833
  1,025   Grant Cnty, WA Pub Util Dist No 2 Wanapum Hydro Elec Rev
          Second Ser C Rfdg (AMBAC Insd)..............................   6.000    01/01/17       1,109,788
    350   Pierce Cnty, WA Swr Rev Ser A (MBIA Insd)...................   9.000    02/01/05         426,668
  1,000   Snohomish Cnty, WA Solid Waste Rev (MBIA Insd)..............   7.000    12/01/10       1,110,190
  5,000   Spokane, WA Regl Solid Waste Mgmt Sys Rev (AMBAC Insd)......   6.250    12/01/11       5,443,700


                                               See Notes to Financial Statements

                               December 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon    Maturity   Market Value
----------------------------------------------------------------------------------------------------------
          WASHINGTON (CONTINUED)
$   160   University of WA Univ Rev (MBIA Insd).......................   7.000%   12/01/21  $      177,630
  3,090   Washington St Pub Pwr Supply Sys Nuclear Proj No 1 Rev Ser A
          Rfdg (AMBAC Insd)...........................................   5.700    07/01/09       3,352,588
  9,435   Washington St Pub Pwr Supply Sys Nuclear Proj No 1 Rev Ser C
          Rfdg (Prerefunded @ 07/01/00) (FGIC Insd)...................   7.750    07/01/08      10,428,977
  3,015   Washington St Pub Pwr Supply Sys Nuclear Proj No 2 Rev Ser C
          Rfdg (MBIA Insd)............................................       *    07/01/04       2,250,517
  6,500   Washington St Pub Pwr Supply Sys Nuclear Proj No 2 Rev Ser C
          Rfdg (Prerefunded @ 01/01/01) (FGIC Insd)...................   7.375    07/01/11       7,215,195
                                                                                            --------------
                                                                                                40,139,590
                                                                                            --------------
          WISCONSIN  1.1%
 12,490   Wisconsin St Hlth & Edl Fac Auth Rev Aurora Med Group Inc
          Proj (FSA Insd).............................................   5.750    11/15/25      13,054,923
  1,000   Wisconsin St Hlth & Edl Fac Auth Rev Med College of WI Inc
          Proj (MBIA Insd)............................................   5.500    03/01/17       1,021,270
  1,000   Wisconsin St Hlth & Edl Fac Auth Rev Med College of WI Inc
          Proj (MBIA Insd)............................................   5.750    03/01/27       1,057,360
                                                                                            --------------
                                                                                                15,133,553
                                                                                            --------------
          WYOMING  0.2%
  2,000   Laramie Cnty, WY Hosp Rev Mem Hosp Proj (AMBAC Insd)........   6.700    05/01/12       2,204,780
                                                                                            --------------
          PUERTO RICO  0.2%
  3,000   Puerto Rico Indl Tourist Edl Med & Environmental Ctl Fac
          Hosp Aux (MBIA Insd)........................................   6.250    07/01/16       3,314,220
                                                                                            --------------
TOTAL LONG-TERM INVESTMENTS  101.0%
  (Cost $1,242,260,995)...................................................................   1,373,468,284
LIABILITIES IN EXCESS OF OTHER ASSETS  (1.0%).............................................     (14,249,011)
                                                                                            --------------
NET ASSETS  100.0%........................................................................  $1,359,219,273
                                                                                            ==============

 * Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments and open futures transactions.

AMBAC--AMBAC Indemnity Corporation

BIGI--Bond Investor Guaranty Inc.

CAPMAC--Capital Markets Assurance Corp.

Connie Lee--Connie Lee Insurance Company

FGIC--Financial Guaranty Insurance Company

FSA--Financial Security Assurance Inc.

MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $1,242,260,995).....................  $1,373,468,284
Receivables:
  Interest..................................................      20,801,666
  Investments Sold..........................................      10,091,644
  Fund Shares Sold..........................................         712,838
Other.......................................................          41,587
                                                              --------------
      Total Assets..........................................   1,405,116,019
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      27,963,944
  Fund Shares Repurchased...................................      10,063,771
  Income Distributions......................................       3,025,227
  Custodian Bank............................................       2,988,650
  Distributor and Affiliates................................         650,871
  Investment Advisory Fee...................................         587,363
  Variation Margin on Futures...............................         178,125
Accrued Expenses............................................         314,696
Trustees' Deferred Compensation and Retirement Plans........         124,099
                                                              --------------
      Total Liabilities.....................................      45,896,746
                                                              --------------
NET ASSETS..................................................  $1,359,219,273
                                                              ==============
NET ASSETS CONSIST OF:
Capital.....................................................  $1,225,462,543
Net Unrealized Appreciation.................................     131,036,118
Accumulated Net Realized Gain...............................       2,556,582
Accumulated Undistributed Net Investment Income.............         164,030
                                                              --------------
NET ASSETS..................................................  $1,359,219,273
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $1,283,505,387 and 65,380,120 shares of
    beneficial interest issued and outstanding).............  $        19.63
    Maximum sales charge (4.75%* of offering price).........             .98
                                                              --------------
    Maximum offering price to public........................  $        20.61
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $70,136,534 and 3,572,287 shares of
    beneficial interest issued and outstanding).............  $        19.63
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $5,577,352 and 284,125 shares of
    beneficial interest issued and outstanding).............  $        19.63
                                                              ==============

*On sales of $100,000 or more, the sales charge will be reduced.

                                            See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $ 81,024,876
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     6,799,897
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B, and C of $2,889,918, $693,713 and $49,687,
  respectively).............................................     3,633,318
Shareholder Services........................................     1,437,336
Custody.....................................................       119,050
Legal.......................................................       110,242
Insurance...................................................        44,844
Trustees' Fees and Expenses.................................        36,865
Other.......................................................       805,717
                                                              ------------
    Total Expenses..........................................    12,987,269
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 68,037,607
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 12,503,696
  Options...................................................      (847,958)
  Futures...................................................    (3,130,732)
                                                              ------------
Net Realized Gain...........................................     8,525,006
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    99,934,215
                                                              ------------
  End of the Period:
    Investments.............................................   131,207,289
    Futures.................................................      (171,171)
                                                              ------------
                                                               131,036,118
                                                              ------------
Net Unrealized Appreciation During the Period...............    31,101,903
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $ 39,626,909
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $107,664,516
                                                              ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1997 and 1996
--------------------------------------------------------------------------------

                                                                     Year Ended                  Year Ended
                                                                  December 31, 1997           December 31, 1996
-------------------------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................             $  68,037,607                $  70,583,949
Net Realized Gain...........................................                 8,525,006                   10,645,588
Net Unrealized Appreciation/Depreciation During the
  Period....................................................                31,101,903                  (32,868,974)
                                                                        --------------               --------------
Change in Net Assets from Operations........................               107,664,516                   48,360,563
                                                                        --------------               --------------
Distributions from Net Investment Income*...................               (67,785,067)                 (70,583,949)
Distributions in Excess of Net Investment Income*...........                       -0-                     (467,897)
                                                                        --------------               --------------
Distributions from and in Excess of Net Investment
  Income*...................................................               (67,785,067)                 (71,051,846)
Distributions from Net Realized Gain*.......................               (11,111,608)                         -0-
                                                                        --------------               --------------
  Total Distributions*......................................               (78,896,675)                 (71,051,846)
                                                                        --------------               --------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........                28,767,841                  (22,691,283)
                                                                        --------------               --------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................               631,717,458                  579,040,170
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................                54,493,315                   48,357,526
Cost of Shares Repurchased..................................              (716,001,683)                (690,249,529)
                                                                        --------------               --------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........               (29,790,910)                 (62,851,833)
                                                                        --------------               --------------
TOTAL DECREASE IN NET ASSETS................................                (1,023,069)                 (85,543,116)
NET ASSETS:
Beginning of the Period.....................................             1,360,242,342                1,445,785,458
                                                                        --------------               --------------
End of the Period (Including accumulated undistributed
  net investment income of $164,030 and ($88,510),
  respectively).............................................            $1,359,219,273               $1,360,242,342
                                                                        ==============               ==============

                       *Distributions                            Year Ended          Year Ended
                          by Class                            December 31, 1997   December 31, 1996
---------------------------------------------------------------------------------------------------
Distributions from and in Excess of Net Investment Income:
  Class A Shares............................................        $64,607,170         $67,667,425
  Class B Shares............................................          2,965,479           3,178,918
  Class C Shares............................................            212,418             205,503
                                                                    -----------         -----------
                                                                    $67,785,067         $71,051,846
                                                                    ===========         ===========
Distributions from Net Realized Gain:
  Class A Shares............................................        $10,489,973         $       -0-
  Class B Shares............................................            580,452                 -0-
  Class C Shares............................................             41,183                 -0-
                                                                    -----------         -----------
                                                                    $11,111,608         $       -0-
                                                                    ===========         ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                            Year Ended December 31,
                                                             ------------------------------------------------------
                       Class A Shares                           1997        1996       1995       1994       1993
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....................  $ 19.238     $19.549    $17.572    $19.857    $18.721
                                                              --------    --------   --------   --------   --------
  Net Investment Income.....................................      .974        .980      1.021      1.051      1.107
  Net Realized and Unrealized Gain/Loss.....................      .551       (.304)     1.982     (2.280)     1.145
                                                              --------    --------   --------   --------   --------
Total from Investment Operations............................     1.525        .676      3.003     (1.229)     2.252
                                                              --------    --------   --------   --------   --------
Less:
  Distributions from and in Excess of Net Investment
    Income..................................................      .971        .987      1.026      1.056      1.116
  Distributions from Net Realized Gain......................      .161         -0-        -0-        -0-        -0-
                                                              --------    --------   --------   --------   --------
Total Distributions.........................................     1.132        .987      1.026      1.056      1.116
                                                              --------    --------   --------   --------   --------
Net Asset Value, End of the Period..........................  $ 19.631     $19.238    $19.549    $17.572    $19.857
                                                              ========    ========   ========   ========   ========
Total Return (a)............................................     8.19%       3.65%     17.49%     (6.31%)    12.32%
Net Assets at End of the Period (In millions)...............  $1,283.5    $1,283.7   $1,365.4   $1,110.2   $1,230.0
Ratio of Expenses to Average Net Assets (b).................      .92%        .95%       .88%       .88%       .84%
Ratio of Net Investment Income to Average Net Assets (b)....     5.07%       5.11%      5.44%      5.70%      5.69%
Portfolio Turnover..........................................       82%         92%        70%        48%        79%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended December 31, 1996 and 1995, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                                           May 1, 1993
                                                                     Year Ended December 31,            (Commencement of
                                                             ----------------------------------------   Distribution) to
                       Class B Shares                           1997       1996      1995      1994     December 31, 1993
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....................  $19.240     $19.549   $17.563   $19.824        $19.320
                                                              -------     -------   -------   -------        -------
  Net Investment Income.....................................     .826        .832      .890      .899           .619
  Net Realized and Unrealized Gain/Loss.....................     .551       (.304)    1.978    (2.276)          .513
                                                              -------     -------   -------   -------        -------
Total from Investment Operations............................    1.377        .528     2.868    (1.377)         1.132
                                                              -------     -------   -------   -------        -------
Less:
  Distributions from and in Excess of Net Investment
    Income..................................................     .822        .837      .882      .884           .628
  Distributions from Net Realized Gain......................     .161         -0-       -0-       -0-            -0-
                                                              -------     -------   -------   -------        -------
Total Distributions.........................................     .983        .837      .882      .884           .628
                                                              -------     -------   -------   -------        -------
Net Asset Value, End of the Period..........................  $19.634     $19.240   $19.549   $17.563        $19.824
                                                              =======     =======   =======   ========       =======
Total Return (a)............................................     7.36%       2.83%    16.67%    (7.03%)         5.92%*
Net Assets at End of the Period (In millions)...............     $70.1       $71.6     $75.3     $30.0          $20.8
Ratio of Expenses to Average
  Net Assets (b)............................................     1.69%       1.74%     1.67%     1.71%          1.68%
Ratio of Net Investment Income to Average Net Assets (b)....     4.29%       4.38%     4.69%     4.88%          4.25%
Portfolio Turnover..........................................       82%         92%       70%       48%            79%

(a) Total Return is based upon net asset value which does not include payment of the maximum sale charge or contingent deferred sales charge.

(b) For the years ended December 31, 1996 and 1995, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

 * Non-Annualized

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                                         August 13, 1993
                                                                      Year Ended December 31            (Commencement of
                                                             ----------------------------------------   Distribution) to
                       Class C Shares                           1997       1996      1995      1994     December 31, 1993
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....................  $19.239     $19.548   $17.568   $19.823       $19.650
                                                              -------     -------   -------   -------       -------
  Net Investment Income.....................................     .822        .830      .883      .908          .350
  Net Realized and Unrealized Gain/Loss.....................     .552       (.302)    1.979    (2.279)         .181
                                                              -------     -------   -------   -------       -------
Total from Investment Operations............................    1.374        .528     2.862    (1.371)         .531
                                                              -------     -------   -------   -------       -------
Less:
  Distributions from and in Excess of Net Investment
    Income..................................................     .822        .837      .882      .884          .358
  Distributions from Net Realized Gain......................     .161         -0-       -0-       -0-           -0-
                                                              -------     -------   -------   -------       -------
Total Distributions.........................................     .983        .837      .882      .884          .358
                                                              -------     -------   -------   -------       -------
Net Asset Value, End of the Period..........................  $19.630     $19.239   $19.548   $17.568       $19.823
                                                              =======     =======   =======   =======       =======
Total Return (a)............................................     7.36%       2.83%    16.60%    (6.98%)        2.70%*
Net Assets at End of the Period (In millions)...............      $5.6        $4.9      $5.1      $3.5          $5.0
Ratio of Expenses to Average Net Assets (b).................     1.69%       1.74%     1.67%     1.70%         1.68%
Ratio of Net Investment Income to Average Net Assets (b)....     4.29%       4.37%     4.68%     4.89%         4.21%
Portfolio Turnover..........................................       82%         92%       70%       48%           79%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended December 31, 1996 and 1995, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

 *  Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1997
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Insured Tax Free Income Fund (the "Fund") is organized as a series of Van Kampen American Capital Tax Free Trust (the "Trust"), a Delaware business trust and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide investors with a high level of current income exempt from federal income taxes, with liquidity and safety of principal, primarily through an investment in a diversified portfolio of insured municipal securities. The Fund commenced the distribution of its Class B and Class C shares on May 1, 1993 and August 13, 1993, respectively.

       The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

       Net realized gains differ for financial reporting and tax purposes as a result of losses from wash sales and losses recognized for tax purposes on open futures positions at December 31, 1997.

       At December 31, 1997, for federal income tax purposes, cost of long-term investments is $1,242,268,278; the aggregate gross unrealized appreciation is $131,263,997 and the aggregate gross unrealized depreciation is $63,991, resulting in net unrealized appreciation of $131,200,006.

                               December 31, 1997
--------------------------------------------------------------------------------

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

     Due to inherent differences in the recognition of certain expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

     For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 1997. The Fund designated $5,483,818 as a 28% rate capital gain distribution and $796,940 as a 20% rate capital gain distribution. Shareholders were sent a 1997 Form 1099-DIV in January 1998 representing their proportionate share of the capital gain distribution to be reported on their income tax returns. The Fund designated 99.95% of the income distributions as a tax-exempt income distribution.

F. INSURANCE EXPENSES--The Fund typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured secondarily through the Fund's portfolio insurance policy. Insurance premiums are based on the daily balances of uninsured bonds in the portfolio of investments and are charged to expense on an accrual basis. The insurance policy guarantees the timely payment of principal and interest on the securities in the Fund's portfolio.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                     AVERAGE NET ASSETS                       % PER ANNUM
-------------------------------------------------------------------------
First $500 million..........................................   .525 of 1%
Next $500 million...........................................   .500 of 1%
Next $500 million...........................................   .475 of 1%
Over $1.5 billion...........................................   .450 of 1%

     For the year ended December 31, 1997, the Fund recognized expenses of approximately $52,500 representing legal expenses provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

     For the year ended December 31, 1997, the Fund recognized expenses of approximately $259,600 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting, cash management and legal services to the Fund.

     ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended December 31, 1997, the Fund recognized expenses of approximately $921,500, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

     Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

     The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later

                               December 31, 1997
--------------------------------------------------------------------------------

date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is equal to $2,500.

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

       At December 31, 1997, capital aggregated $1,152,273,936, $67,523,705 and
$5,664,902 for Classes A, B and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                                               SHARES          VALUE
----------------------------------------------------------------------------------------
Sales:
  Class A..................................................   32,247,420   $ 617,534,974
  Class B..................................................      410,394       7,887,393
  Class C..................................................      324,754       6,295,091
                                                             -----------   -------------
Total Sales................................................   32,982,568   $ 631,717,458
                                                             ===========   =============
Dividend Reinvestment:
  Class A..................................................    2,721,901   $  52,405,367
  Class B..................................................       99,148       1,908,983
  Class C..................................................        9,300         178,965
                                                             -----------   -------------
Total Dividend Reinvestment................................    2,830,349   $  54,493,315
                                                             ===========   =============
Repurchases:
  Class A..................................................  (36,316,268)  $(697,389,583)
  Class B..................................................     (660,311)    (12,665,655)
  Class C..................................................     (306,866)     (5,946,445)
                                                             -----------   -------------
Total Repurchases..........................................  (37,283,445)  $(716,001,683)
                                                             ===========   =============

                               December 31, 1997
--------------------------------------------------------------------------------

       At December 31, 1996, capital aggregated $1,179,723,178, $70,392,984 and
$5,137,291 for Classes A, B and C, respectively. For the year ended December 31, 1996, transactions were as follows:

                                                               SHARES          VALUE
----------------------------------------------------------------------------------------
Sales:
  Class A..................................................   29,859,557   $ 567,772,788
  Class B..................................................      504,537       9,594,322
  Class C..................................................       88,189       1,673,061
                                                             -----------   -------------
Total Sales................................................   30,452,283   $ 579,040,171
                                                             ===========   =============
Dividend Reinvestment:
  Class A..................................................    2,446,455   $  46,553,726
  Class B..................................................       86,458       1,644,731
  Class C..................................................        8,358         159,069
                                                             -----------   -------------
Total Dividend Reinvestment................................    2,541,271   $  48,357,526
                                                             ===========   =============
Repurchases:
  Class A..................................................  (35,424,716)  $(674,636,862)
  Class B..................................................     (718,709)    (13,659,358)
  Class C..................................................     (101,870)     (1,953,309)
                                                             -----------   -------------
Total Repurchases..........................................  (36,245,295)  $(690,249,529)
                                                             ===========   =============

       Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                               CONTINGENT DEFERRED
                                                                  SALES CHARGE
                     YEAR OF REDEMPTION                      CLASS B         CLASS C
------------------------------------------------------------------------------------
First.......................................................   4.00%           1.00%
Second......................................................   3.75%            None
Third.......................................................   3.50%            None
Fourth......................................................   2.50%            None
Fifth.......................................................   1.50%            None
Sixth.......................................................   1.00%            None
Seventh and Thereafter......................................    None            None

       For the year ended December 31, 1997, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $260,200 and CDSC on redeemed shares of approximately $161,700. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $1,100,209,993 and $1,137,330,157, respectively.

                               December 31, 1997
--------------------------------------------------------------------------------

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

       The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

       Summarized below are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Fund to manage the portfolio's effective maturity and duration.

       Transactions in options for the year ended December 31, 1997 were as follows:

                                                              CONTRACTS      PREMIUM
--------------------------------------------------------------------------------------
Outstanding at December 31, 1996............................      -0-      $       -0-
Options Written and Purchased (Net).........................    2,500       (1,492,056)
Options Terminated in Closing Transactions (Net)............   (2,500)       1,492,056
                                                               ------      -----------
Outstanding at December 31, 1997............................      -0-      $       -0-
                                                               ======      ===========

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

       Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

       Transactions in futures contracts for the year ended December 31, 1997, were as follows:

                                                              CONTRACTS
-----------------------------------------------------------------------
Outstanding at December 31, 1996............................       100
Futures Opened..............................................    23,821
Futures Closed..............................................   (23,621)
                                                               -------
Outstanding at December 31, 1997............................       300
                                                               =======

                               December 31, 1997
--------------------------------------------------------------------------------

       The futures contracts outstanding as of December 31, 1997, and the description and unrealized depreciation are as follows:

                                                                            UNREALIZED
                                                              CONTRACTS    DEPRECIATION
---------------------------------------------------------------------------------------
U.S. Treasury Bond Futures
  March 1998--Short Contract (Current notional value of
  $120,469 per contract)....................................        300        $171,171
                                                                    ===        ========

C. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

       An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

       An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the securities fixed swap rate and the floating swap index. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

       Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended December 31, 1997, are payments retained by VKAC of approximately $736,900.

                        INDEPENDENT ACCOUNTANTS' REPORT

The Board of Trustees and Shareholders of
Van Kampen American Capital Insured Tax Free Income Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Insured Tax Free Income Fund (the "Fund"), including the portfolio of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Insured Tax Free Income Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

Chicago, Illinois

January 29, 1998

               FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

EQUITY FUNDS
Domestic
   MS Aggressive Equity
   VKAC Aggressive Growth
   MS American Value
   VKAC Comstock
   VKAC Emerging Growth
   VKAC Enterprise
   VKAC Equity Income
   VKAC Growth
   VKAC Growth and Income
   VKAC Harbor
   VKAC Pace
   VKAC Real Estate Securities
   MS U.S. Real Estate
   VKAC Utility
   MS Value
International/Global
   MS Asian Growth
   MS Emerging Markets
   MS Global Equity
   VKAC Global Equity
   MS Global Equity Allocation
   VKAC Global Managed Assets
   MS International Magnum
   MS Latin American

FIXED-INCOME FUNDS
Income
   VKAC Corporate Bond
   MS Global Fixed Income
   VKAC Global Government Securities
   VKAC Government Securities
   VKAC High Income Corporate Bond
   MS High Yield
   VKAC High Yield
   VKAC Short-Term Global Income
   VKAC Strategic Income
   VKAC U.S. Government
   VKAC U.S. Government Trust for Income
   MS Worldwide High Income
Tax Exempt Income
   VKAC California Insured Tax Free
   VKAC Florida Insured Tax Free Income
   VKAC High Yield Municipal
   VKAC Insured Tax Free Income
   VKAC Intermediate Term Municipal Income
   VKAC Municipal Income
   VKAC New York Tax Free Income
   VKAC Pennsylvania Tax Free Income
   VKAC Tax Free High Income
Capital Preservation
   VKAC Limited Maturity Government
   VKAC Prime Rate Income Trust
   VKAC Reserve
   VKAC Senior Floating Rate
   VKAC Tax Free Money

   To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

   To view a current Van Kampen American Capital or Morgan Stanley fund prospectus or to receive additional fund information, choose from one of the following:

   - visit our web site at WWW.VKAC.COM -- to view prospectuses, select Investors' Place, then Download a Prospectus

   - call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

   - e-mail us by visiting WWW.VKAC.COM and selecting Investors' Place

            VAN KAMPEN AMERICAN CAPITAL INSURED TAX FREE INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
RICHARD M. DEMARTINI*
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
JACK E. NELSON
DON G. POWELL*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*

ALAN T. SACHTLEBEN*

PAUL R. WOLKENBERG*
  Vice Presidents

  INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1998  All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After June 30, 1998, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

                 TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  3
Performance in Perspective.......................  4
Glossary of Terms................................  5
Portfolio Management Review......................  7
Portfolio Highlights.............................  9
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 18
Statement of Operations.......................... 19
Statement of Changes in Net Assets............... 20
Financial Highlights............................. 21
Notes to Financial Statements.................... 24
Report of Independent Accountants................ 30

TFHI ANR 2/98

                             LETTER TO SHAREHOLDERS

February 3, 1998

Dear Shareholder,
       The new year ushers in what
promises to be an exciting and
challenging time for investors. The
Taxpayer Relief Act of 1997 signed into
law by President Clinton in August
creates many new opportunities for you                     [PHOTO]
and your family to take a more active
role in achieving your long-term
financial goals.
       Most Americans will benefit from
the bill's $95 billion in tax cuts over
five years. The so-called Kiddie Credit
gives parents $400 in immediate tax
relief for every child under age 17,
and families will find it easier to
save for their children's college
expenses through the new Education IRA.    DENNIS J. MCDONNELL AND DON G. POWELL
The bill also cuts capital gains tax
rates for the first time in over a decade and loosens restrictions on tax-deductible IRA contributions. Perhaps the most exciting feature of all is the new Roth IRA, which allows investment earnings to grow tax free, not just tax deferred.
       This year more than ever, it could be important for you to talk with your financial adviser about how to make the tax code work to your advantage. At Van Kampen American Capital, we have prepared a variety of publications to help you understand your choices under the new tax legislation. And with the help of your adviser, we'll help you locate the many benefits hidden among the changing tax landscape.

ECONOMIC OVERVIEW
       These continue to be the best of times for the U.S. economy. Growth is strong, consumers are optimistic, unemployment is low, the budget is heading for surplus, and our nation's currency is rising around the world.
       Despite the strength in the economy, there is no indication of troublesome inflation. In fact, the producer price index fell by 1.2 percent during the year, the largest annual decline in wholesale prices since 1986. Inflation at the consumer level was also virtually nonexistent, with the consumer price index rising by only 1.7 percent during 1997. A strong dollar, and significant productivity gains helped offset inflationary pressures caused by rising wages.
       After increasing short-term interest rates by 0.25 percent in March, the Federal Reserve Board left monetary policy unchanged for the remainder of the year. In addition to signs that the economy was slowing modestly from its breakneck pace of early 1997, Fed policy-makers were concerned about the impact that higher U.S. interest rates might have on the struggling economies of Southeast Asia. Generally, higher U.S. interest rates cause the dollar to rise relative to other currencies. With nearly all Asian currencies already down significantly, a hike in U.S. rates would force monetary authorities in Asia to choose between letting their currencies decline further or matching the rate increase, thereby slowing their already-sluggish economies.

                                                           Continued on page two

MARKET OVERVIEW

       Low inflation and steady Federal Reserve policy contributed to solid gains for fixed-income investments over the reporting period. The yield on the Treasury's benchmark 30-year bond began the year at 6.64 percent and climbed to
7.17 percent in April amid fears that strong economic growth would reignite inflation. When subsequent data showed the economy to be slowing, bond yields gradually drifted lower. By the end of the reporting period, long-term Treasury-bond yields had fallen to 5.92 percent, the lowest level in more than four years.
       During the 12 months through December, long-term general obligation bonds returned more than 11 percent, compared to just under 9 percent for intermediate-term bonds. Total volume of municipal debt rose to over $200 billion, the highest level since 1993. Close to 50 percent of issuance was enhanced by insurance. This increase in AAA-rated volume caused spreads between high quality and lower-rated paper to compress, making quality offerings attractive during the period. At the same time, however, it was difficult to build the income component of the portfolio due to the scarcity of higher yielding securities.

OUTLOOK

       We believe that reduced demand for American exports to Asia will exert a mild drag on the U.S. economy in coming months. But while corporate profits could suffer, slower economic growth will help mitigate the inflationary pressures caused by the tight domestic labor market. That scenario is typically good for fixed-income investments.
       However, if bond yields continue to drift lower, economic growth in the U.S. could accelerate later in 1998. In recent years, each significant decline in long-term interest rates has ignited economic growth by making housing, autos, and other big-ticket consumer goods more affordable. We also expect the healthy economy to keep credit spreads relatively tight in coming months.
       As we noted earlier, the Taxpayer Relief Act of 1997 provides attractive new vehicles through which investors can save for a variety of goals, including higher education and retirement. We encourage you to work with your financial adviser to consider how the tax changes can work to your benefit.
       Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to serve you through our diverse menu of quality investments.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

          PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1997

             VAN KAMPEN AMERICAN CAPITAL TAX FREE HIGH INCOME FUND

                                                           A SHARES   B SHARES   C SHARES
 TOTAL RETURNS

One year total return based on NAV(1)....................     9.05%      8.23%      8.23%
One year total return(2).................................     3.89%      4.23%      7.23%
Five-year average annual total return(2).................     6.41%        N/A        N/A
Ten-year average annual total return(2)..................     6.38%        N/A        N/A
Life-of-Fund average annual total return(2)..............     7.65%      6.06%      5.69%
Commencement date........................................  06/28/85   05/01/93   08/13/93

 DISTRIBUTION RATES

Distribution rate(3).....................................     5.62%      5.15%      5.15%
Taxable equivalent distribution rate(4)..................     8.78%      8.05%      8.05%
SEC Yield(5).............................................     5.11%      4.57%      4.56%

N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4)  Taxable equivalent calculations reflect a federal income tax rate of 36%.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending December 31, 1997.

A portion of the interest income may be subject to the federal alternative minimum tax (AMT).

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

An investment in medium- and lower-grade securities involves the risk of potentially greater sensitivity to an economic downturn which would affect the issuer's ability to make timely payment of principal and interest.

Market forecasts provided in this report may not necessarily come to pass.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

    - Illustrate the general market environment in which your investments are being managed

    - Reflect the impact of favorable market trends or difficult market conditions

    - Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

    For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Lehman Brothers Municipal Bond Index over time. As a broad-based, unmanaged statistical composite, this index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. Similarly, its performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen American Capital Tax Free High Income Fund vs. Lehman Brothers Municipal Bond Index
    (December 31, 1987 through December 31, 1997)

                                            VKAC                              VKAC
 Value at                                Tax Free High                   Lehman Brothers
December 31,                             Income Fund                     Municipal Bond Index
   1987                                 10000.0                              9526.00
   1988                                 11015.2                             10542.00
   1989                                 12203.3                             11565.00
   1990                                 13093.0                             11939.00
   1991                                 14683.2                             12954.00
   1992                                 15977.3                             12965.00
   1993                                 17939.0                             15016.00
   1994                                 17011.4                             14276.00
   1995                                 19982.0                             16492.00
   1996                                 20868.9                             17020.00
   1997                                 22789.3                             18562.00


-------------------------------
Fund's Total Return
1 Year Avg. Annual     =  3.89%
5 Year Avg. Annual     =  6.41%
10 Year Avg. Annual    =  6.38%
Inception Avg. Annual  =  7.65%
-------------------------------



The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting yields on bonds. One hundred basis points is equal to one percent. For example, if a bond's yield changes from 7.00 to
6.65 percent, it would be considered a 35 basis point move.

CALL FEATURE: Allows the issuer to buy back the bond before the date of maturity. When the bond is called, the issuer repurchases it at or above its face value, and stops paying interest on that loan.

CLASS A SHARES: When Class A shares of a fund are purchased, the share price includes the net asset value plus a one-time sales charge (or "load"). There is no redemption fee (Contingent Deferred Sales Charge).

COUPON RATE: The stated rate of interest the bond pays until maturity, expressed as a percentage of the face value.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues (such as AAA-rated municipal bonds) and lower-quality issues (such as BBB- and non-rated municipal bonds). Under normal circumstances, lower-quality issues provide higher yields in order to compensate investors for the additional credit risk.

DURATION: A measure of a bond's sensitivity to changes in interest rates, expressed in years. The longer a fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when rates decline.

FEDERAL FUNDS RATE: The interest rate charged by one institution lending federal funds to another. This overnight rate is used to meet banks' daily reserve requirements. The Federal Reserve Board uses the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): A seven-member group that directs the operations of the Federal Reserve System, the central bank system of the United States. Currently led by Chairman Alan Greenspan, the Fed meets eight times a year to establish monetary policy and monitor the country's economic pulse.

GENERAL OBLIGATION BONDS: Bonds backed by the full faith and credit (taxing authority) of the issuer for timely payment of interest and principal. General obligation bonds are issued to finance essential government projects, such as highways and schools.

INFLATION: An economic state in which the amount of money supply and business activity dramatically increases, accompanied by sharply rising prices. Inflation is widely measured by the Consumer Price Index, a leading economic indicator that measures the change in the cost of purchased goods and services.

MUNICIPAL BOND: A debt security issued by a state, municipality or other governmental entity to finance capital expenditures such as the construction of highways, public works, or school buildings.

MUNICIPAL REVENUE BONDS: Bonds that are payable only from the revenues the project will generate and are not backed by any taxing authority of the issuer. Revenue bonds are issued to finance the building of hospitals, toll bridges, electric dams, airports, and college dormitories.

MUNICIPAL YIELD CURVE: A representation of the actual or projected yields of municipal bond securities in relationship to their maturities.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

PUT BOND: A long-term bond that the bondholder can "put" back to the issuer for redemption at a specified price on a specified future date prior to maturity.

PREREFUNDING: A process whereby new bonds are issued to refinance an outstanding bond issue. This typically occurs when interest rates decline and an issuer wishes to replace higher-yielding bonds with current lower-yielding issues.

YIELD CURVE: A result of viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years, grouped together, will often reflect a pattern of increasing yield as maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates. An "inverted" yield curve indicates that short-term rates are higher than long-term rates.

ZERO COUPON BONDS: A corporate or municipal debt security traded at a deep discount from face value that pays no interest and it may be redeemed at maturity for full face value.

                          PORTFOLIO MANAGEMENT REVIEW
             VAN KAMPEN AMERICAN CAPITAL TAX FREE HIGH INCOME FUND

We recently spoke with the management team of the Van Kampen American Capital Tax Free High Income Fund about the key events and economic forces that shaped the markets during the Fund's fiscal year. The team includes David C. Johnson, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the 12-month period ended December 31, 1997.

Q HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT IN WHICH THE FUND HAS OPERATED DURING THE PAST 12 MONTHS?

A The bond market saw healthy price advances during 1997, but this ascension was not a smooth ride. Early in the year, bond prices began to fall when economic indicators caused concerns about rising inflation and a potential interest rate hike by the Federal Reserve Board. When the Fed raised interest rates by a modest 0.25 percent in late March, bond prices fell even further. By mid-April, however, the market's mood reversed, giving little indication of price pressures despite the economy's strength. Bond prices also benefited from heavy purchases by foreign investors and concerns that the stock market rally was nearing an end.
      While the economy showed few, if any, signs of inflation, bond prices continued their climb, and long-term interest rates declined further. This caused credit spreads between investment-grade and lower- or non-rated bonds to contract significantly. Also, an unprecedented amount of insured bond issuance--49 percent of total volume--reduced the supply of higher-yielding, lower- and non-rated bonds available in the market.

Q     HAVE THESE CONDITIONS AFFECTED THE MANAGEMENT OF THE FUND?


A Our overall strategy did not change based on market conditions, although lower yields made it more difficult to add significant value over our existing holdings. We evaluated bond issues on an individual basis and made purchases where we found the most appropriate opportunities.
      The narrowing of credit spreads, while limiting the attractiveness of the high-yielding, high-risk securities offered at the current market levels, actually increased the value of the lower- and non-rated bonds held in the Fund's portfolio, as prices appreciated considerably. By relying heavily on our research and analysis to find attractive issues, we have been able to consistently provide shareholders with a higher level of income potential.

Q     WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO?

A The declining market yields caused turnover in the portfolio to remain relatively low during the reporting period, because new bonds would have had lower yields than most of the bonds already in the portfolio. In terms of market sectors, our weightings were a reflection of where we found opportunities on a bond-by-bond basis. No one sector dominated the portfolio during the period, but health care and industrial revenue bonds each represented approximately 17 percent of the portfolio at year-end. In an effort to remain diversified, the portfolio is comprised of municipal bonds from 18 different sectors, including multi-family housing and tax districts.
    In terms of credit quality, approximately 29 percent of the Fund's assets were AAA-rated, 41 percent were non-rated, and 21 percent were BBB-rated. The high percentage of lower-rated and non-rated bonds, which are typically less sensitive to day-to-day interest rate movements, helped lower the Fund's volatility. We sold a number of our A-and AA-rated bonds in exchange for the added liquidity and safety of AAA-rated bonds.
    The duration of the Fund remained neutral to the Lehman Brothers Municipal Bond Index benchmark, which had a duration of 7.60 years. In seeking to reduce volatility, we typically maintain the Fund's duration near this level. Rather than trying to time the market, we concentrated on maintaining a balanced portfolio that we felt would perform well during both upward and downward swings in interest rates. For additional Fund portfolio highlights, please refer to page nine.

Q     HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A The Fund posted positive results for the fiscal year. Total return for the 12 months ended December 31, 1997 was 9.05 percent(1) (Class A shares at net asset value). By comparison, the Fund's benchmark, the Lehman Brothers
Municipal Bond Index produced a total return of 9.19 percent during the same period. Keep in mind that this index is a broad-based, unmanaged index of municipal bonds and does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents.
    The Fund also continued to meet its goal of providing a competitive level of tax-exempt current income. The Fund's tax-exempt distribution rate was 5.62 percent(3) as of December 31, 1997, based upon a monthly dividend of $0.0730 per Class A share and a maximum public offering price of $15.59. For investors in the 36 percent federal income tax bracket, the Fund's taxable-equivalent distribution rate was 8.78 percent(4). Please refer to the chart on page three for additional Fund performance results.

Q     WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?

A We expect the U.S. economy to remain strong going into 1998, although the growth rate could slow from its current level. The expediency with which the crisis in Southeast Asia is resolved will play a key role in how the
Fed will manage the U.S. interest rate environment in the coming year. We are cautiously optimistic that interest rates will remain fairly stable, if not move slightly lower in 1998. In the event that conditions in Southeast Asia stabilize and the U.S. economy shows increased signs of price appreciation and wage pressures, the Fed might take preemptive measures to keep inflation in check.
      We anticipate that long-term municipal bond yields will remain stable and that the tax-exempt bond market will continue to track Treasuries. Insured bond issuance is likely to decrease slightly as more investors will be willing to accept additional risk in exchange for the added yield of uninsured bonds. We believe general bond issuance across the board will remain at or slightly above 1997 levels. Although we would like to see credit spreads widen in the new year, all indicators lead us to believe that spreads will remain tight for the foreseeable future.
      We believe the Fund is well positioned to weather changes in interest rates in the coming year. Regardless of market conditions, we believe the Fund's duration and diversity will help the portfolio be less volatile to interest rate changes.

[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

[SIG]
David C. Johnson

Portfolio Manager

                                              Please see footnotes on page three

                              PORTFOLIO HIGHLIGHTS

             VAN KAMPEN AMERICAN CAPITAL TAX FREE HIGH INCOME FUND

 TOP TEN STATES AS OF DECEMBER 31, 1997

                                                             PERCENTAGE OF FUND'S
                                                             LONG-TERM INVESTMENTS
Illinois ...................................................         10.2%
Texas ......................................................          9.6%
Colorado ...................................................          8.2%
Pennsylvania ...............................................          7.3%
Florida ....................................................          7.1%
New York ...................................................          7.0%
Massachusetts ..............................................          6.0%
California .................................................          5.9%
Utah .......................................................          4.6%
Michigan ...................................................          3.0%

 CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS

  AS OF DECEMBER 31, 1997                                          AS OF JUNE 30, 1997 (1)
AAA........................  28.9%                               AAA........................  20.6%
AA.........................   3.8%                               AA.........................   6.3%
A..........................   2.9%      [PIE CHART]              A..........................   3.6%    [PIE CHART]
BBB........................  21.3%                               BBB........................  21.1%
BB.........................   2.6%                               BB.........................   3.9%
Non-Rated..................  40.5%                               B..........................   0.4%
                                                                 Non-Rated..................  44.1%

Based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.

 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

  AS OF DECEMBER 31, 1997                                          AS OF JUNE 30, 1997 (1)
Industrial Revenue ........  17.5%                               Industrial Revenue ........  16.9%
Health Care ...............  16.5%                               Health Care ...............  15.2%
Other Care ................   9.5%                               Other Care ................  12.0%
Multi-Family Housing ......   9.0%                               Multi-Family Housing ......   9.4%
General Purpose ...........   7.5%                               Public Building ...........   7.1%

 DURATION

            AS OF DECEMBER 31, 1997 (1)        AS OF JUNE 30, 1997 (1)
Duration            7.47 years                       6.85 years

(1) Unaudited

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  98.1%
          ALABAMA  0.7%
$ 1,000   Mobile, AL Indl Dev Brd Solid Waste Disp Rev Mobile Energy
          Svcs Co Proj Rfdg...........................................   6.950%   01/01/20  $  1,105,230
  1,500   Valley, AL Spl Care Fac Fin Auth Rev Lanier Mem Hosp Ser
          A...........................................................   5.650    11/01/22     1,510,170
  1,000   West Jefferson Cnty, AL Amusement & Pub Park Auth...........   7.500    12/01/08     1,061,400
  3,000   West Jefferson Cnty, AL Amusement & Pub Park Auth...........   8.000    12/01/26     3,163,020
                                                                                            ------------
                                                                                               6,839,820
                                                                                            ------------
          ALASKA  0.2%
  2,250   Seward, AK Rev AK Sealife Cent Proj.........................   7.650    10/01/16     2,408,017
                                                                                            ------------
          ARIZONA  1.1%
  6,250   Chandler, AZ Indl Dev Auth Rev Chandler Finl Cent Proj Ser
          1986 (c) (g)................................................   9.875    12/01/16     5,312,329
  2,605   Maricopa Cnty, AZ Indl Dev Auth Sr Living Fac Rev...........   7.750    04/01/15     2,786,412
  2,700   Maricopa Cnty, AZ Uni Sch Dist No 41 Gilbert Rfdg (FGIC
          Insd).......................................................       *    01/01/08     1,706,697
    825   Pinal Cnty, AZ Sch Dist No 8 Mammoth Ser A..................  11.000    07/01/00       907,434
                                                                                            ------------
                                                                                              10,712,872
                                                                                            ------------
          ARKANSAS  0.2%
  1,945   Arkansas St Dev Fin Auth Single Family Mtg Rev Replacement
          Ser C.......................................................   8.600    02/01/17     1,988,004
                                                                                            ------------
          CALIFORNIA  5.8%
  1,310   California Edl Fac Auth Rev Univ of La Verne................   6.375    04/01/13     1,389,687
  7,800   California St Dept Wtr Resources Cent Valley Proj Rev (MBIA
          Insd).......................................................   4.750    12/01/29     7,359,924
  1,000   Capistrano, CA Uni Sch Dist Cmnty Fac Dist Spl Tax..........   7.100    09/01/21     1,099,520
  1,500   Colton, CA Pub Fin Auth Rev Elec Sys Impts (Prerefunded @
          10/01/03)...................................................   7.500    10/01/20     1,755,090
  5,000   Contra Costa, CA Home Mtg Fin Auth Home Mtg Rev (MBIA
          Insd).......................................................       *    09/01/17     1,802,700
  2,500   Corona, CA Ctfs Partn Vista Hosp Sys Inc Ser C..............   8.375    07/01/11     2,806,900
  2,000   Culver City, CA Redev Fin Auth Rev Tax Alloc Rfdg (AMBAC
          Insd) (b)...................................................   5.500    11/01/14     2,157,860
  3,465   Escondido, CA Jt Pwrs Fin Auth Lease Rev CA Cent for the
          Arts (AMBAC Insd)...........................................       *    09/01/15     1,236,277
  3,480   Escondido, CA Jt Pwrs Fin Auth Lease Rev CA Cent for the
          Arts (AMBAC Insd)...........................................       *    09/01/18     1,011,671
  1,000   Indio, CA Pub Fin Auth Rev Tax Increment....................   6.500    08/15/27     1,029,350
  2,000   Lake Elsinore, CA Pub Fin Auth Local Agy Rev................   7.100    09/01/20     2,143,340
  1,500   Millbrae, CA Residential Fac Rev Magnolia Of Millbrae Proj
          Ser A.......................................................   7.375    09/01/27     1,524,600
  2,495   Palm Desert, CA Fin Auth Tax Alloc Rev (MBIA Insd)..........   5.150    04/01/11     2,569,601
  6,350   Riverside Cnty, CA Air Force Village West Inc Ser A Rfdg....   8.125    06/15/20     6,981,126
  2,000   San Diego Cnty, CA Ctfs Partn (AMBAC Insd)..................   5.500    08/15/10     2,157,480
  1,900   San Diego Cnty, CA Ctfs Partn (AMBAC Insd)..................   5.500    08/15/11     2,034,729
  7,625   San Francisco, CA City & Cnty Redev Agy Lease Rev Gains
          (Crossover Rfdg @ 07/01/04).................................  0/8.500   07/01/14     6,499,398
  3,300   San Francisco, CA City & Cnty Redev Fin Auth Tax Alloc
          Rev.........................................................   5.250    08/01/21     3,255,912
  1,000   San Luis Obispo, CA Ctfs Partn Vista Hosp Sys Inc...........   8.375    07/01/29     1,100,990
  3,000   Santa Ana, CA Cmnty Redev Agy Tax Alloc Ser B Rfdg..........   7.500    09/01/16     3,182,910
  3,000   Westminster, CA Redev Agy Tax Alloc Rev Commercial Redev
          Proj No 1...................................................   6.200    08/01/23     3,300,300
                                                                                            ------------
                                                                                              56,399,365
                                                                                            ------------
          COLORADO  8.0%
 11,920   Arapahoe Cnty, CO Cap Impt Trust Fund Hwy...................       *    08/31/10     6,070,856
 19,000   Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev E-470 Proj Ser
          C (Prerefunded @ 08/31/05)..................................       *    08/31/26     2,825,490
     66   Arapahoe Cnty, CO Centennial Downs Metro Dist Cash Payment
          Deficiency Bond (g).........................................   8.090    12/01/34        63,044
    378   Arapahoe Cnty, CO Centennial Downs Metro Dist Interest
          Certificate (e) (g).........................................   6.000    12/01/34       358,843
    650   Arapahoe Cnty, CO Centennial Downs Metro Dist Ltd Tax Bond
          Ser 1993 Rfdg (g)...........................................   8.090    12/01/34       617,869
  1,000   Bowles Metro Dist CO GO.....................................   7.750    12/01/15     1,059,650
  2,000   Colorado Hlth Fac Auth Rev Baptist Home Assn Ser A..........   6.375    08/15/24     2,087,480
  1,590   Colorado Hlth Fac Auth Rev Christian Living Campus Proj.....   6.850    01/01/15     1,654,300
  1,060   Colorado Hlth Fac Auth Rev Christian Living Campus Proj.....   7.050    01/01/19     1,123,791
  6,200   Colorado Hlth Fac Auth Rev Christian Living Campus Proj.....   9.000    01/01/25     7,295,850

                                               See Notes to Financial Statements

                               December 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------------------
          COLORADO (CONTINUED)
$ 6,310   Colorado Hlth Fac Auth Rev Christian Living Campus Proj
          (Prerefunded @ 01/01/99)....................................  10.500%   01/01/19  $  6,902,509
    460   Colorado Hsg Fin Auth Single Family Residential Rev Ser C
          Rfdg........................................................   8.750    09/01/17       470,911
  1,000   Denver, CO City & Cnty Arpt Rev Ser A (b)...................   6.900    11/15/98     1,025,280
  1,175   Denver, CO City & Cnty Arpt Rev Ser A.......................   8.400    11/15/98     1,219,509
  2,205   Denver, CO City & Cnty Arpt Rev Ser A.......................   8.875    11/15/12     2,570,942
  9,135   Denver, CO City & Cnty Arpt Rev Ser A.......................   8.500    11/15/23    10,263,995
    865   Denver, CO City & Cnty Arpt Rev Ser A (Prerefunded @
          11/15/00)...................................................   8.500    11/15/23       983,046
    795   Denver, CO City & Cnty Arpt Rev Ser A (Prerefunded @
          11/15/01)...................................................   8.875    11/15/12       942,067
  2,500   Denver, CO City & Cnty Arpt Rev Ser D.......................   7.750    11/15/13     3,173,525
    820   East River Regl Santn Dist CO Var Rfdg (Var Rate Cpn) (g)...   5.000    12/01/08       586,792
  5,715   Greeley, CO Multi-Family Rev Hsg Mtg Creek Stone (FHA
          Guaranteed).................................................   6.050    07/01/37     5,867,419
  2,816   Gunnison Cnty, CO Indl Rev Bond Crested Butte Mtn Resort
          Inc.........................................................   9.250    10/01/07     2,902,395
  4,163   Himalaya Wtr & Santn Dist Adams Cnty, CO Genl Oblig Ltd Tax
          Bond Ser 1995 (d) (g).......................................   9.500    12/01/24     2,886,343
  2,000   Northern Metro Dist CO Adams Cnty Rfdg......................   6.500    12/01/16     2,036,900
  4,605   Skyland Metro Dist CO Gunnison Cnty Rfdg (Var Rate Cpn)
          (g).........................................................   5.000    12/01/08     3,295,052
 13,868   Tower Metro Dist Adams Cnty, CO Genl Oblig Ltd Tax Bond Ser
          1995 (d) (g)................................................   9.500    12/01/24     9,615,555
                                                                                            ------------
                                                                                              77,899,413
                                                                                            ------------
          CONNECTICUT  2.1%
  3,740   Connecticut St Hlth & Edl Fac Auth Rev Nursing Home Pgm
          AHF/Windsor Proj (b)........................................   7.125    11/01/24     4,299,990
  3,000   Mashantucket Western Pequot Tribe CT Spl Rev Ser A
          (Prerefunded @ 09/01/07)....................................   6.400    09/01/11     3,456,480
  9,000   Mashantucket Western Pequot Tribe CT Spl Rev Ser B, 144A
          (f).........................................................   5.750    09/01/27     9,211,320
  3,000   Mashantucket Western Pequot Tribe CT Spl Rev Ser B, 144A
          (f).........................................................   6.400    09/01/11     3,350,460
                                                                                            ------------
                                                                                              20,318,250
                                                                                            ------------
          DISTRICT OF COLUMBIA  0.4%
  1,700   District of Columbia Ser A1 Rfdg (MBIA Insd)................   6.500    06/01/10     1,975,706
  2,000   District of Columbia Ser E (FSA Insd).......................   6.000    06/01/11     2,152,680
                                                                                            ------------
                                                                                               4,128,386
                                                                                            ------------
          FLORIDA  7.0%
  2,700   Brevard Cnty, FL Sch Brd Ctfs Ser A (AMBAC Insd) (b)........   5.100    07/01/07     2,854,062
 28,000   Dade Cnty, FL Gtd Entitlement Rev Cap Apprec Ser A Rfdg
          (MBIA Insd) (b).............................................       *    02/01/18     9,145,080
  4,955   Escambia Cnty, FL Rev ICF/MR Pensacola Care Dev Cent (g)....  10.250    07/01/11     4,707,250
  2,085   Escambia Cnty, FL Rev ICF/MR Pensacola Care Dev Cent Ser A
          (g).........................................................  10.250    07/01/11     1,980,750
  1,135   Fishhawk Cmnty, FL Dev Dist Spl Assmt Rev...................   7.625    05/01/18     1,216,607
  9,315   Florida St Muni Pwr Agy Rev (AMBAC Insd)....................   4.500    10/01/27     8,423,834
  1,300   Heritage Harbor Cmnty Dev Dist Recreational.................   7.750    05/01/19     1,283,126
  1,000   Heritage Harbor Cmnty Dev Spl Assmt Ser A...................   6.700    05/01/19       988,700
  1,000   Lake Saint Charles, FL Cmnty Dev Dist Spl Assmt Rev.........   7.875    05/01/17     1,064,930
  5,500   Miramar, FL Wastewater Impt Assmt Rev (FGIC Insd) (b).......   6.750    10/01/25     6,219,455
  3,760   Monroe Cnty, FL Indl Dev Auth First Mtg Med Fac Rev Kennedy
          Dr Invt Ltd Proj Rfdg (g)...................................  11.000    11/01/12     3,758,646
  1,250   North Springs, FL Impt Dist Spl Assessment Rev..............   6.250    05/01/05     1,268,937
  1,500   Orange Cnty, FL Hlth Fac Auth Rev First Mtg Orlando Lutheran
          Twr.........................................................   8.750    07/01/26     1,763,400
  1,300   Orange Cnty, FL Hlth Fac Auth Rev First Mtg Orlando Lutheran
          Twr Rfdg....................................................   8.625    07/01/20     1,515,839
  2,395   Pinellas Cnty, FL Edl Fac Auth Rev College Harbor Proj Ser
          A...........................................................   8.250    12/01/21     2,532,880
  6,000   Sarasota Cnty, FL Hlth Fac Auth Hlth Fac Sunnyside Prty.....   6.700    07/01/25     6,292,740
 16,065   Sun N Lake of Sebring, FL Impt Dist Spl Assmt Ser A (d)
          (g).........................................................  10.000    12/15/11     8,032,500
    900   Tampa Palms, FL Open Space & Transn Cmnty Dev Dist Rev Cap
          Impt Area 7 Proj............................................   8.500    05/01/17       992,556
  1,930   Volusia Cnty, FL Indl Dev Auth Bishops Glen Proj Rfdg.......   7.500    11/01/16     2,082,856
  2,000   Volusia Cnty, FL Indl Dev Auth Bishops Glen Proj Rfdg.......   7.625    11/01/26     2,169,060
                                                                                            ------------
                                                                                              68,293,208
                                                                                            ------------

                                               See Notes to Financial Statements

                               December 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------------------
          GEORGIA  2.1%
$19,000   Class A Ctfs relating to Atlanta, GA Urban Residential Fin
          Auth Multi-Family Hsg Renaissance on Peachtree Apts Proj Ser
          85 (g)......................................................   8.500%   04/01/26  $ 20,009,660
                                                                                            ------------
          IDAHO  1.4%
  8,000   Idaho Hlth Fac Auth Rev IHC Hosp Inc Rfdg (Inverse Fltg)....   8.200    02/15/21     9,607,200
  4,300   Owyhee Cnty, ID Indl Dev Corp Indl Dev Rev Envirosafe
          Services of ID Inc..........................................   8.250    11/01/02     4,509,926
                                                                                            ------------
                                                                                              14,117,126
                                                                                            ------------
          ILLINOIS  10.0%
    975   Alton, IL Hosp Fac Rev Saint Anthony's Hlth Cent Proj
          (Prerefunded @ 09/01/99)....................................   8.375    09/01/14     1,057,056
  1,850   Bridgeview, IL Tax Increment Rev Rfdg.......................   9.000    01/01/11     2,146,888
  3,375   Chicago, IL O'Hare International Arpt Spl Fac Rev...........   6.450    05/01/18     3,582,427
  3,000   Chicago, IL O'Hare Intl Arpt Spl Fac Rev American Airls Inc
          Proj Ser A (b)..............................................   7.875    11/01/25     3,306,030
 23,975   Chicago, IL O'Hare Intl Arpt Spl Fac Rev United Airls Inc
          Proj Ser 84A (b)............................................   8.850    05/01/18    26,909,300
  2,680   Chicago, IL O'Hare Intl Arpt Spl Fac Rev United Airls Inc
          Ser B.......................................................   8.950    05/01/18     3,049,438
  3,875   Chicago, IL Rev Chatham Ridge Tax Increment.................  10.250    01/01/07     4,008,687
  1,000   Chicago, IL Tax Increment...................................   7.250    01/01/14     1,074,580
  2,000   Huntley, IL Increment Alloc Rev Huntley Redev Proj Ser A....   8.500    12/01/15     2,228,880
  1,405   Illinois Dev Fin Auth Rev Cmnty Fac Clinic Altgeld Proj.....   8.000    11/15/16     1,560,548
  7,200   Illinois Dev Fin Auth Rev Mercy Hsg Corp Proj Rfdg..........   7.000    08/01/24     7,953,192
  4,000   Illinois DuPage Cnty Forest Preserve Dist...................   5.000    10/01/17     3,965,000
  1,000   Illinois Edl Fac Auth Rev Peace Mem Ministries Proj.........   7.500    08/15/26     1,070,200
  3,730   Illinois Edl Fac Auth Rev Trinity Med Cent (FSA Insd).......   6.000    07/01/28     4,019,187
  3,000   Illinois Hlth Fac Auth Rev Fairview Oblig Group Ser A
          Rfdg........................................................   7.400    08/15/23     3,326,010
  4,550   Illinois Hlth Fac Auth Rev Glenoaks Med Cent Ser D..........   9.500    11/15/15     5,384,834
  1,000   Illinois Hlth Fac Auth Rev Lifelink Corp Oblig Group Ser
          B...........................................................   8.000    02/15/25     1,092,060
  4,905   Illinois Hlth Fac Auth Rev Midwest Physician Group Ltd
          Proj........................................................   8.100    11/15/14     5,654,043
  1,250   Mill Creek Wtr Reclamation Dist IL Sewage Rev...............   8.000    03/01/10     1,408,300
    750   Mill Creek Wtr Reclamation Dist IL Wtrwks Rev...............   8.000    03/01/10       844,980
  1,500   Palatine, IL Tax Increment Rev Rand/Dundee Cent Proj........   7.750    01/01/17     1,573,755
  1,800   Peoria, IL Spl Tax Weaver Ridge Spl Svc Area................   8.050    02/01/17     1,963,656
  2,095   Regional Tran Auth IL Ser B (AMBAC Insd)....................   8.000    06/01/17     2,855,904
  7,000   Robbins, IL Res Recovery Rev................................   8.375    10/15/16     7,306,390
                                                                                            ------------
                                                                                              97,341,345
                                                                                            ------------
          INDIANA  0.6%
    825   Crawfordsville, IN Redev Comm Redev Dist Tax Increment
          Rev.........................................................   7.000    02/01/12       842,135
  2,000   East Chicago, IN Exempt Fac Inland Steel Co Proj No 14......   6.700    11/01/12     2,249,720
  3,190   Kokomo, IN School Bldg Corp First Mtg (AMBAC Insd)..........   4.125    07/15/17     2,781,201
                                                                                            ------------
                                                                                               5,873,056
                                                                                            ------------
          KANSAS  0.2%
  1,865   Kansas City, KS Crawford Cnty Leavenworth Single Family Mtg
          Rev (AMBAC Insd)............................................       *    04/01/16       270,929
  1,000   Lawrence, KS Commercial Dev Rev Holiday Inn Sr Ser A........   8.000    07/01/16     1,086,520
  1,000   Manhattan, KS Commercial Dev Rev Holiday Inn Sr Ser A
          Rfdg........................................................   8.000    07/01/16     1,072,900
                                                                                            ------------
                                                                                               2,430,349
                                                                                            ------------
          KENTUCKY  0.3%
  2,700   Jefferson Cnty, KY Hosp Rev Alliant Hlth Sys Proj (Inverse
          Fltg) (MBIA Insd)...........................................   8.607    10/09/08     3,226,500
                                                                                            ------------
          LOUISIANA  0.2%
  1,910   Louisiana Pub Fac Auth Rev Student Ln Subser A3.............   7.000    09/01/06     2,047,807
                                                                                            ------------
          MAINE  0.1%
  1,250   Maine Hlth & Higher Edl Fac Auth Rev Ser B (FSA Insd) (b)...   7.000    07/01/24     1,435,513
                                                                                            ------------
          MARYLAND  0.7%
  1,440   Maryland St Cmnty Dev Admin Dept Hsg & Cmnty Dev
          Multi-Family Hsg Rev Ser A Rfdg.............................   8.300    05/15/17     1,473,926

                                               See Notes to Financial Statements

                               December 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------------------
          MARYLAND (CONTINUED)
$ 1,725   Maryland St Cmnty Dev Admin Dept Hsg & Cmnty Dev Rev Single
          Family Pgm Seventh Ser......................................   7.300%   04/01/25  $  1,857,515
  3,000   Prince Georges Cnty, MD Spl Oblig Spl Assmt Woodview Ser
          A...........................................................   8.000    07/01/26     3,202,740
                                                                                            ------------
                                                                                               6,534,181
                                                                                            ------------
          MASSACHUSETTS  5.9%
 13,770   Canton, MA Hsg Auth Multi-Family Hsg Mtg Rev Canton
          Arboretum Apts (g)..........................................   6.500    09/01/19    13,494,600
  5,000   Massachusetts St Hlth & Edl Fac Auth Rev New England Med
          Cent Hosp Ser G (Embedded Swap) (MBIA Insd).................   3.100    07/01/13     4,769,350
  1,670   Massachusetts St Hlth & Edl Fac Auth Rev Saint Anne's Hosp
          Ser A.......................................................   9.375    07/01/14     1,675,795
  2,200   Massachusetts St Hsg Fin Agy Hsg Rev Insd Rental Ser A Rfdg
          (AMBAC Insd)................................................   6.650    07/01/19     2,343,374
    640   Massachusetts St Hsg Fin Agy Hsg Rev Ser A..................   9.000    12/01/18       656,102
  4,000   Massachusetts St Indl Fin Agy Rev Cent For Autism...........   9.500    11/01/17     4,400,600
    575   Massachusetts St Indl Fin Agy Rev Dimmock Cmnty Hlth Cent...   8.000    12/01/06       644,201
  1,085   Massachusetts St Indl Fin Agy Rev Dimmock Cmnty Hlth Cent...   8.375    12/01/13     1,251,483
    675   Massachusetts St Indl Fin Agy Rev Dimmock Cmnty Hlth Cent...   8.500    12/01/20       784,316
  6,700   Massachusetts St Indl Fin Agy Rev Swr Fac Res Ctl Composting
          (g).........................................................   9.250    08/01/10     7,086,992
    700   Massachusetts St Indl Fin Agy Solid Waste Disp Rev Res Recov
          Sys.........................................................   9.200    12/01/99       709,583
 15,000   Massachusetts St Tpk Auth Ser A (MBIA Insd).................   5.000    01/01/37    14,549,700
  5,000   Massachusetts St Wtr Resources Auth Genl Ser D Rfdg (MBIA
          Insd).......................................................   5.000    08/01/24     4,891,850
                                                                                            ------------
                                                                                              57,257,946
                                                                                            ------------
          MICHIGAN  3.0%
  2,000   Battle Creek, MI Downtown Dev Auth Tax Increment Rev........   7.600    05/01/16     2,383,300
  1,000   Detroit, MI Local Dev Fin Auth Ser C........................   6.850    05/01/21     1,027,080
  5,000   Detroit, MI Wtr Supply Sys Rev Sr Lien Ser A (MBIA Insd)....   5.000    07/01/21     4,898,450
  7,000   Detroit, MI Wtr Supply Sys Rev Rfdg (FGIC Insd).............   5.000    07/01/23     6,784,260
  2,390   Meridian, MI Econ Dev Corp Ltd Oblig Rev First Mtg Burcham
          Hills Ser A.................................................   7.500    07/01/13     2,596,520
  3,430   Meridian, MI Econ Dev Corp Ltd Oblig Rev First Mtg Burcham
          Hills Ser A.................................................   7.750    07/01/19     3,770,119
 12,500   Michigan St Strategic Fd Ltd Oblig Rev Great Lakes Pulp &
          Fibre Proj (d) (g)..........................................  10.250    12/01/16     6,937,500
    680   Saint Clair Cnty, MI Econ Dev Corp Kmart Proj...............   9.500    02/01/06       681,761
                                                                                            ------------
                                                                                              29,078,990
                                                                                            ------------
          MINNESOTA  2.0%
  5,490   Eden Prairie, MN Multi-Family Hsg Rev Sterling Ponds Proj
          Ser A (g)...................................................  10.000    01/15/20     5,490,000
    495   Eden Prairie, MN Multi-Family Hsg Rev Sterling Ponds Proj
          Ser B Cap Apprec (g)........................................       *    01/15/20       777,051
    860   Little Canada, MN Fac Rev Hsg Alt Dev Co Proj Ser A.........   6.100    12/01/17       863,122
  1,450   Little Canada, MN Fac Rev Hsg Alt Dev Co Proj Ser A.........   6.250    12/01/27     1,455,220
  1,750   Minnesota St Hsg Fin Agy Single Family Mtg Ser D............   8.800    07/01/16     1,804,058
  9,750   Southern MN Muni Pwr Agy Pwr Supply Sys Rev Ser A Rfdg (MBIA
          Insd).......................................................   4.750    01/01/16     9,462,862
                                                                                            ------------
                                                                                              19,852,313
                                                                                            ------------
          MISSISSIPPI  0.1%
  1,000   Claiborne Cnty, MS Pollutn Ctl Rev Sys Energy Res Inc
          Rfdg........................................................   7.300    05/01/25     1,060,340
                                                                                            ------------
          MISSOURI  1.3%
    615   Ferguson, MO Tax Increment Rev Crossings at Halls Ferry
          Proj........................................................   7.250    04/01/07       619,139
  3,095   Ferguson, MO Tax Increment Rev Crossings at Halls Ferry
          Proj........................................................   7.625    04/01/17     3,135,235
    675   Ferguson, MO Tax Increment Rev Crossings at Halls Ferry
          Proj........................................................   7.625    04/01/18       683,775
    955   Jefferson Cnty, MO Indl Dev Auth Indl Rev Cedars Hlthcare
          Cent Proj Ser A Rfdg........................................   8.250    12/01/15     1,042,488
  4,695   Missouri St Hlth & Edl Fac Auth Hlth Fac Rev Skaggs Cmnty
          Hosp Rfdg (b)...............................................   9.500    05/15/13     4,849,794
  1,000   Sikeston, MO Elec Rev Rfdg (MBIA Insd)......................   6.000    06/01/15     1,127,830
  1,000   West Plains, MO Indl Dev Auth Hosp Rev Ozark Med Cent.......   5.600    11/15/17     1,003,370
                                                                                            ------------
                                                                                              12,461,631
                                                                                            ------------
          MONTANA  0.4%
  4,000   Montana St Brd Invt Res Recovery Rev Yellowstone Energy L P
          Proj........................................................   7.000    12/31/19     3,976,480
                                                                                            ------------

                                               See Notes to Financial Statements

                               December 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------------------
          NEBRASKA  0.5%
$ 2,200   Nebraska Invt Fin Auth Single Family Mtg Rev (Inverse Fltg)
          (GNMA Collateralized).......................................   9.712%   10/17/23  $  2,466,750
  2,400   Nebraska Invt Fin Auth Single Family Mtg Rev (Inverse Fltg)
          (GNMA Collateralized).......................................  11.287    09/10/30     2,709,000
                                                                                            ------------
                                                                                               5,175,750
                                                                                            ------------
          NEVADA  0.2%
  1,945   Reno, NV Redev Agy Tax Alloc Downtown Redev Proj Ser E
          Rfdg........................................................   5.600    09/01/09     1,967,776
                                                                                            ------------
          NEW HAMPSHIRE  1.5%
  2,000   New Hampshire Higher Edl & Hlth Fac Auth Rev
          Havenwood-Heritage Heights..................................   7.350    01/01/18     2,143,340
  2,000   New Hampshire Higher Edl & Hlth Fac Auth Rev
          Havenwood-Heritage Heights..................................   7.450    01/01/25     2,157,960
  4,000   New Hampshire Higher Edl & Hlth Fac Auth Rev Hosp Catholic
          Med Cent Rfdg (b)...........................................   8.250    07/01/13     4,242,520
  3,435   New Hampshire Higher Edl & Hlth Fac Auth Rev Vly Regl
          Hosp........................................................   7.350    04/01/23     3,456,778
  2,000   New Hampshire St Business Fin Auth Pollutn Ctl & Solid Waste
          Disposal Rev................................................   7.750    01/01/22     2,290,700
                                                                                            ------------
                                                                                              14,291,298
                                                                                            ------------
          NEW JERSEY  2.3%
  2,240   Camden Cnty, NJ Impt Auth Lease Rev Dockside Refrigerated...   8.400    04/01/24     2,535,165
  5,500   New Jersey Bldg Auth Str Bldg...............................   5.000    06/15/18     5,437,410
  6,420   New Jersey Econ Dev Auth Rev First Mtg Gross Rev Oakridge
          Manor Proj Rfdg.............................................   9.500    11/01/14     6,650,542
  1,000   New Jersey Econ Dev Auth Rev First Mtg Winchester Gardens
          Ser A.......................................................   8.500    11/01/16     1,073,110
  1,500   New Jersey Econ Dev Auth Rev First Mtg Winchester Gardens
          Ser A.......................................................   8.625    11/01/25     1,619,805
  3,000   New Jersey Econ Dev Auth Rev Sr Mtg Arbor Glen Proj Ser A...   8.750    05/15/26     3,497,190
  1,275   New Jersey St Edl Fac Auth Rev Felician College of Lodi Ser
          D...........................................................   7.375    11/01/22     1,286,322
                                                                                            ------------
                                                                                              22,099,544
                                                                                            ------------
          NEW MEXICO  1.2%
  2,250   Albuquerque, NM Retirement Fac Rev La Vida Liena Proj Ser A
          Rfdg........................................................   8.850    02/01/23     2,397,915
  5,835   Albuquerque, NM Retirement Fac Rev OGL Retirement Fac Rfdg
          (c) (g).....................................................  10.000    10/01/13     4,261,884
  1,000   Bernalillo Cnty, NM Multi-Family Rev Hsg Topke
          Commons/Arbors Proj Ser D...................................   7.700    04/01/27     1,029,390
  3,600   Farmington, NM Pollutn Ctl Rev Pub Svc Co San Juan Proj D
          Rfdg........................................................   6.375    04/01/22     3,908,520
                                                                                            ------------
                                                                                              11,597,709
                                                                                            ------------
          NEW YORK  6.9%
  1,195   Clifton Springs, NY Hosp & Clinic Ser B Rfdg & Impt.........   7.000    01/01/05     1,251,392
  1,500   Islip, NY Cmnty Dev Agy Cmnty Dev Rev NY Institute of
          Technology Rfdg.............................................   7.500    03/01/26     1,663,995
  1,500   New York City Indl Dev Agy Rev Visy Paper Inc Proj..........   7.950    01/01/28     1,732,710
  2,000   New York City Muni Wtr Fin Auth Wtr & Swr Sys Rev Ser A
          Rfdg........................................................   5.125    06/15/21     1,974,420
  5,000   New York City Ser A (b).....................................   7.000    08/01/07     5,804,550
  3,000   New York City Ser D Rfdg (b)................................   8.000    02/01/05     3,584,460
 10,330   New York City SubSer A1 (Embedded Swap).....................   5.195    08/01/12    10,629,363
  4,250   New York City Tran Auth Tran Fac Livingston Plaza Proj Rfdg
          (FSA Insd)..................................................   5.400    01/01/18     4,496,628
  5,000   New York St Dorm Auth Rev City Univ Ser F...................   5.500    07/01/12     5,104,600
  5,000   New York St Dorm Auth Rev City Univ Ser F...................   5.000    07/01/20     4,766,350
  3,000   New York St Energy Resh & Dev Auth Gas Fac Rev (MBIA
          Insd).......................................................   7.031    07/08/26     3,093,750
  2,500   New York St Energy Resh & Dev Auth Gas Fac Rev (Inverse
          Fltg).......................................................   8.553    04/01/20     3,087,500
    225   New York St Energy Resh & Dev Auth St Svc Contract Rev
          Western NY Nuclear Svc Cent Ser B...........................   5.500    04/01/00       231,689
  1,000   New York St Energy Resh & Dev Auth St Svc Contract Rev
          Western NY Nuclear Svc Cent Ser B...........................   5.500    04/01/01     1,038,120
    750   New York St Energy Resh & Dev Auth St Svc Contract Rev
          Western NY Nuclear Svc Cent Ser B...........................   5.250    04/01/02       774,705
  1,750   New York St Med Care Fac Fin Agy Rev Mental Hlth Svcs Rfdg
          (MBIA Insd).................................................   5.250    02/15/19     1,747,673
  1,500   New York St Thruway Auth Hwy & Brdg Tr Fund Ser A...........   6.000    04/01/14     1,613,310
  3,000   New York, NY City Indl Dev Agy Civic Fac Rev USTA Natl
          Tennis Cent Proj (FSA Insd) (b).............................   6.250    11/15/06     3,363,720
  1,500   New York, NY City Indl Dev Agy Civic Fac Rev USTA Natl
          Tennis Cent Proj (FSA Insd).................................   6.375    11/15/07     1,697,640
  2,000   New York, NY City Indl Dev Agy Civic Fac Rev USTA Natl
          Tennis Cent Proj (FSA Insd).................................   6.500    11/15/09     2,269,900
  7,775   Triborough Bridge & Tunnel Auth NY Rev Ser 1994A............   4.750    01/01/19     7,350,096
                                                                                            ------------
                                                                                              67,276,571
                                                                                            ------------

                                               See Notes to Financial Statements

                               December 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------------------
          NORTH CAROLINA  0.8%
$ 7,855   Eastern Band Cherokee Indians NC Spl Oblig Rev Carolina
          Mirror Co Proj (g)..........................................  10.250%   09/01/09  $  7,855,000
                                                                                            ------------
          NORTH DAKOTA  0.2%
  1,000   Grand Forks, ND Sr Hsg Rev 4000 Vly Square Proj.............   6.250    12/01/34     1,005,070
  1,000   Grand Forks, ND Sr Hsg Rev Spl Term 4000 Vly Square Proj....   6.375    12/01/34     1,005,400
                                                                                            ------------
                                                                                               2,010,470
                                                                                            ------------
          OHIO  2.5%
  1,500   Cuyahoga Cnty, OH Multi-Family Rev Hsg Park Lane Apts Proj
          Ser A.......................................................   8.250    07/01/28     1,550,250
  2,000   East Liverpool, OH Hosp Rev East Liverpool City Hosp Ser
          A...........................................................   8.125    10/01/11     2,208,520
  6,850   Ohio Hsg Fin Agy Single Family Mtg Rev Ser B (Inverse Fltg)
          (GNMA Collateralized).......................................   9.517    03/31/31     7,706,250
  1,500   Ohio St Solid Waste Rev CSC Ltd Proj........................   8.500    08/01/22     1,588,365
  3,700   Ohio St Solid Waste Rev Republic Engineered Steels Proj.....   8.250    10/01/14     3,772,742
  1,000   Ohio St Solid Waste Rev Republic Engineered Steels Proj.....   9.000    06/01/21     1,054,980
  4,490   Reynoldsburg, OH Hlth Care Fac Rev Wesley Ridge Proj (GNMA
          Collateralized).............................................   6.150    10/20/38     4,806,141
  1,500   Sandusky Cnty, OH Hosp Fac Rev Mem Hosp Proj Rfdg...........   7.750    12/01/09     1,502,250
                                                                                            ------------
                                                                                              24,189,498
                                                                                            ------------
          OKLAHOMA  0.6%
  1,000   Oklahoma Cnty, OK Fin Auth Epworth Villa Proj Ser A Rfdg....   7.000    04/01/25     1,037,710
  4,000   Tulsa, OK Indl Auth Hosp Rev Tulsa Regional Med Cent
          (Prerefunded @ 06/01/03) (b)................................   7.200    06/01/17     4,623,840
                                                                                            ------------
                                                                                               5,661,550
                                                                                            ------------
          PENNSYLVANIA  7.2%
  5,255   Allegheny Cnty, PA Indl Dev Auth Rev Rfdg Environmental Impt
          USX Proj....................................................   6.100    01/15/18     5,587,011
  6,000   Beaver Cnty, PA Indl Dev Auth Pollutn Ctl Rev Collateral
          Toledo Edison Co Proj Ser A Rfdg............................   7.750    05/01/20     7,000,920
  1,000   Berks Cnty, PA Muni Auth Rev Phoebe Berks Village Inc Proj
          Rfdg........................................................   7.700    05/15/22     1,115,680
  4,000   Cambria Cnty, PA Indl Dev Auth Pollutn Ctl Rev Bethlehem
          Steel Corp Proj Rfdg........................................   7.500    09/01/15     4,461,560
  1,725   Clarion Cnty, PA Hosp Auth Hosp Rev Clarion Hosp Proj.......   8.500    07/01/13     1,977,678
  2,000   Cumberland Cnty, PA Auth Rev First Mtg Carlisle Hosp & Hlth
          Rfdg........................................................   6.800    11/15/14     2,184,140
  1,500   Delaware Cnty, PA Auth First Mtg Rev Riddle Vlg Proj........   7.000    06/01/21     1,572,660
  2,405   Harrisburg, PA Cap Apprec Notes Ser F Rfdg (AMBAC Insd).....       *    03/15/16       947,907
  2,500   Harrisburg, PA Auth Wtr Rev (Inverse Fltg) (FGIC Insd)......   7.520    06/18/15     2,818,750
  2,000   McKean Cnty, PA Hosp Auth Hosp Rev Bradford Hosp Proj
          (Crossover Rfdg @ 10/01/00).................................   8.875    10/01/20     2,268,620
  3,695   Montgomery Cnty, PA Higher Edl & Hlth Auth Nursing Home Rev
          Delco Sys Svcs Proj A.......................................   9.875    11/01/18     3,866,743
  8,100   Montgomery Cnty, PA Indl Dev Auth Rev First Mtg The
          Meadowood Corp Proj Ser A (Prerefunded @ 12/01/00)..........  10.000    12/01/19     9,512,640
    500   Montgomery Cnty, PA Indl Dev Auth Rev First Mtg The
          Meadowood Corp Rfdg.........................................   7.000    12/01/10       527,710
  2,500   Montgomery Cnty, PA Indl Dev Auth Rev First Mtg The
          Meadowood Corp Rfdg.........................................   7.250    12/01/15     2,657,825
  6,000   Montgomery Cnty, PA Indl Dev Auth Rev First Mtg The
          Meadowood Corp Rfdg.........................................   7.400    12/01/20     6,412,320
  1,000   Montgomery Cnty, PA Indl Dev Auth Rev Wordsworth Academy....   7.750    09/01/24     1,106,950
  3,000   Pennsylvania Econ Dev Fin Auth Exempt Fac Rev MacMillan Ltd
          Partnership Proj............................................   7.600    12/01/20     3,553,890
  3,000   Pennsylvania Econ Dev Fin Auth Res Recovery Rev Colver Proj
          Ser D.......................................................   7.050    12/01/10     3,322,950
  5,000   Philadelphia, PA Auth for Indl Dev Rev Long-Term Care
          Maplewood...................................................   8.000    01/01/24     5,513,950
  1,500   Scranton Lackawanna, PA Hlth & Welfare Auth Rev Rfdg........   7.250    01/15/17     1,602,225
  2,000   Scranton Lackawanna, PA Hlth & Welfare Auth Rev Rfdg........   7.350    01/15/22     2,151,980
                                                                                            ------------
                                                                                              70,164,109
                                                                                            ------------
          RHODE ISLAND  0.2%
  2,000   Providence, RI Redev Agy Ctfs Partn Ser A...................   8.000    09/01/24     2,206,880
                                                                                            ------------

                                               See Notes to Financial Statements

                               December 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------------------
          SOUTH CAROLINA  0.4%
$   115   Charleston Cnty, SC Ctfs Partn Ser B (MBIA Insd) (b)........   7.000%   06/01/19  $    130,863
  2,385   Charleston Cnty, SC Ctfs Partn Ser B (Prerefunded @
          06/01/04) (MBIA Insd).......................................   7.000    06/01/19     2,784,964
  1,000   Oconee Cnty, SC Indl Rev Bond Johnson Ctl Inc Ser 84 (Var
          Rate Cpn)...................................................   6.250    06/15/04     1,000,000
                                                                                            ------------
                                                                                               3,915,827
                                                                                            ------------
          TENNESSEE  2.7%
  3,000   SCA Tax Exempt Trust Multi-Family Mtg Memphis Hlth Edl Rev
          Bond Receipt Ser A6 (FSA Insd)..............................   7.350    01/01/30     3,317,010
  4,550   Shelby Cnty, TN Hlth Edl & Hsg Fac Brd Rev ICF/MR Open Arms
          Dev Cent Ser A..............................................   9.750    08/01/19     4,882,696
  4,610   Shelby Cnty, TN Hlth Edl & Hsg Fac Brd Rev ICF/MR Open Arms
          Dev Cent Ser C..............................................   9.750    08/01/19     4,947,083
  2,000   Springfield, TN Hlth & Edl Fac Brd Hosp Rev Jesse Holman
          Jones Hosp Proj.............................................   8.250    04/01/12     2,302,400
  6,005   Sullivan Cnty, TN Hlth Edl & Hsg Fac Brd Rev First Mtg
          RHA/Sullivan Inc Fac Rev....................................   9.750    09/01/19     6,477,474
  4,400   Trenton, TN Hlth & Edl Fac Brd Rev ICF/MR RHA/Trenton Golden
          Door........................................................  10.000    05/01/19     3,960,000
                                                                                            ------------
                                                                                              25,886,663
                                                                                            ------------
          TEXAS  9.4%
 25,000   Alliance Arpt Auth Inc TX Spl Fac Rev Federal Express Corp
          Proj........................................................   6.375    04/01/21    26,948,000
  2,000   Amarillo, TX Hlth Fac Corp Hosp Rev High Plains Baptist Hosp
          (Inverse Fltg) (FSA Insd) (b)...............................   8.480    01/01/22     2,360,000
  2,000   Bell Cnty, TX Indl Dev Corp Solid Waste Disposal Rev (a)....   7.600    12/01/17     2,006,180
  1,000   Bexar Cnty, TX Hlth Fac Dev Corp Rev Rfdg Baptist Hlth Sys
          Ser A (MBIA Insd)...........................................   6.000    11/15/12     1,128,740
  2,370   Bexar Cnty, TX Hlth Fac Dev Corp Rev Rfdg Baptist Hlth Sys
          Ser A (MBIA Insd)...........................................   6.000    11/15/13     2,671,962
    665   Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg....................       *    08/01/00       549,197
  1,165   Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg....................       *    08/01/01       891,912
    335   Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg....................       *    08/01/02       238,048
  1,825   Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg....................       *    08/01/11       630,866
    775   Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg....................   8.750    08/01/11       813,959
  2,670   Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg....................   8.750    08/01/12     2,804,221
  1,635   Garland, TX Independent Sch Dist............................   4.000    02/15/15     1,437,982
  2,500   Garland, TX Indl Dev Auth Rev Bond Ashland Oil Proj Ser 84
          Rfdg (Var Rate Cpn).........................................   5.363    04/01/04     2,510,975
  2,500   Houston, TX Arpt Sys Rev Spl Fac Continental Airl Term Impt
          Ser B.......................................................   6.125    07/15/27     2,618,475
  5,000   Lower Colorado Rvr Auth TX Polltn Ctl Rev Samsung Austin
          Semiconductor...............................................   6.375    04/01/27     4,750,000
 17,000   Tarrant Cnty, TX Hlth Fac Dev (MBIA Insd)...................   5.250    02/15/22    16,998,980
  2,620   Texas Genl Svcs Comm Partn Int Lease Purch Ctfs.............   7.250    08/15/11     2,674,243
  8,000   Texas St Dept Hsg & Cmnty Affairs Home Mtg Rev (GNMA
          Collateralized).............................................   6.900    07/02/24     9,030,240
  2,000   Texas St Tpk Auth Dallas North Thruway Rev Addison Arpt Toll
          Tunnel Proj (FGIC Insd).....................................   6.750    01/01/15     2,319,900
  2,000   Texas St Tpk Auth Dallas North Thruway Rev Addison Arpt Toll
          Tunnel Proj (FGIC Insd) (b).................................   6.600    01/01/23     2,301,940
  5,000   West Side Calhoun Cnty, TX Navig Dist Solid Waste Disp Union
          Carbide Chem & Plastics (b).................................   8.200    03/15/21     5,583,300
                                                                                            ------------
                                                                                              91,269,120
                                                                                            ------------
          UTAH  4.5%
  1,000   Hildale, UT Elec Rev Gas Turbine Elec Fac Proj..............   7.800    09/01/15     1,043,950
  1,165   Hildale, UT Elec Rev Gas Turbine Elec Fac Proj..............   8.000    09/01/20     1,229,005
  1,000   Hildale, UT Elec Rev Gas Turbine Elec Fac Proj..............   7.800    09/01/25     1,039,830
  4,000   Intermountain Pwr Agy UT Pwr Supply Rev Ser B Rfdg (MBIA
          Insd).......................................................   5.750    07/01/19     4,249,200
 30,400   Murray City, UT Hosp Rev Inc Hlth Svc Inc Rfdg (MBIA
          Insd).......................................................   4.750    05/15/20    28,640,144
    265   Saint George, UT Indl Dev Rev Kmart Corp Ser 1984A..........  10.750    10/15/08       268,132
  3,270   Salt Lake Cnty, UT Hsg Auth Multi-Family Hsg Rev (FHA
          Gtd)........................................................   6.375    11/01/33     3,470,713
  2,500   Tooele Cnty, UT Pollutn Ctl Rev Rfdg Laidlaw Environmental
          Ser A.......................................................   7.550    07/01/27     2,768,925
  1,455   Utah St Hsg Fin Agy Single Family Mtg Mezz A1 (AMBAC Insd)
          (b).........................................................   6.100    07/01/13     1,538,662
                                                                                            ------------
                                                                                              44,248,561
                                                                                            ------------
          VIRGINIA  0.5%
  2,650   Fairfax Cnty, VA Park Auth Park Fac Rev.....................   6.625    07/15/20     2,864,199
  1,500   Pittsylvania Cnty, VA Indl Dev Auth Rev Exempt Fac Ser A....   7.450    01/01/09     1,661,040
                                                                                            ------------
                                                                                               4,525,239
                                                                                            ------------

                                               See Notes to Financial Statements

                               December 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------------------
          WASHINGTON  1.3%
$ 1,000   Spokane Cnty, WA Indl Dev Corp Solid Waste Disp Rev.........   7.600%   03/01/27  $  1,130,660
  5,500   Washington St Pub Pwr Supply Comp Interest Ser C Rfdg (MBIA
          Insd).......................................................       *    07/01/17     1,971,915
  9,525   Washington St Pub Pwr Supply Ser A Rfdg (a).................   5.000    07/01/12     9,394,603
                                                                                            ------------
                                                                                              12,497,178
                                                                                            ------------
          WISCONSIN  1.2%
  1,000   Oconto Falls, WI Cmnty Dev Oconto Falls Tissue Inc Proj.....   7.750    12/01/22     1,042,600
  4,105   Wisconsin St Hlth & Edl Fac Auth Rev Chippewa Vly Hosp Ser F
          Rfdg (b)....................................................   9.500    11/15/12     4,839,343
  2,130   Wisconsin St Hlth & Edl Fac Auth Rev Eau Claire Manor.......   9.625    06/01/13     2,178,841
  3,000   Wisconsin St Hlth & Edl Milwaukee Catholic Home Proj........   7.500    07/01/26     3,256,230
                                                                                            ------------
                                                                                              11,317,014
                                                                                            ------------
          PUERTO RICO  0.2%
  1,769   Centro de Recaudaciones de Ingresos Muni Ctfs Partn.........   6.850    10/17/03     1,843,407
                                                                                            ------------
TOTAL LONG-TERM INVESTMENTS  98.1%
  (Cost $904,706,449).....................................................................   955,689,736
SHORT-TERM INVESTMENTS  0.3%
  (Cost $3,178,572).......................................................................     3,071,429
                                                                                            ------------
TOTAL INVESTMENTS  98.4%
  (Cost $907,885,021).....................................................................   958,761,165
OTHER ASSETS IN EXCESS OF LIABILITIES  1.6%...............................................    15,710,841
                                                                                            ------------
NET ASSETS  100.0%........................................................................  $974,472,006
                                                                                            ------------

*Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments and open futures transactions.

(c) Interest is accruing at less than the stated coupon.

(d) Non-income producing security.

(e) Currently is a payment-in-kind security which will convert to a cash paying security with a higher coupon at a predetermined date.

(f) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(g) Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $907,885,021).......................  $  958,761,165
Cash........................................................      10,496,263
Receivables:
  Interest..................................................      18,141,442
  Fund Shares Sold..........................................       3,158,840
  Investments Sold..........................................         630,421
  Variation Margin on Futures...............................         196,443
Other.......................................................         196,512
                                                              --------------
      Total Assets..........................................     991,581,086
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      11,331,827
  Income Distributions......................................       2,617,617
  Fund Shares Repurchased...................................       1,704,620
  Distributor and Affiliates................................         734,711
  Investment Advisory Fee...................................         390,028
Accrued Expenses............................................         207,332
Trustees' Deferred Compensation and Retirement Plans........         122,945
                                                              --------------
      Total Liabilities.....................................      17,109,080
                                                              --------------
NET ASSETS..................................................  $  974,472,006
                                                              ==============
NET ASSETS CONSIST OF:
Capital.....................................................  $1,027,557,609
Net Unrealized Appreciation.................................      50,697,747
Accumulated Distributions in Excess of Net Investment
  Income....................................................      (9,046,242)
Accumulated Net Realized Loss...............................     (94,737,108)
                                                              --------------
NET ASSETS..................................................  $  974,472,006
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
     net assets of $706,274,738 and 47,576,526 shares of
     beneficial interest issued and outstanding)............  $        14.85
    Maximum sales charge (4.75%* of offering price).........             .74
                                                              --------------
    Maximum offering price to public........................  $        15.59
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
     net assets of $229,575,988 and 15,466,416 shares of
     beneficial interest issued and outstanding)............  $        14.84
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
     net assets of $38,621,280 and 2,602,078 shares of
     beneficial interest issued and outstanding)............  $        14.84
                                                              ==============
*On sales of $100,000 or more, the sales charge will be
  reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $63,584,303
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    4,318,581
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $1,563,986, $1,983,980 and $263,926,
  respectively).............................................    3,811,892
Shareholder Services........................................      970,151
Legal.......................................................      350,742
Custody.....................................................       84,770
Trustees Fees and Expenses..................................       50,600
Other.......................................................      661,264
                                                              -----------
    Total Expenses..........................................   10,248,000
                                                              -----------
NET INVESTMENT INCOME.......................................  $53,336,303
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments (Including reorganization and restructuring
    costs of $275,074)......................................  $ 6,836,534
  Options...................................................       98,094
  Futures...................................................   (6,543,274)
                                                              -----------
Net Realized Gain...........................................      391,354
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   26,675,438
                                                              -----------
  End of the Period:
    Investments.............................................   50,876,144
    Futures.................................................     (178,397)
                                                              -----------
                                                               50,697,747
                                                              -----------
Net Unrealized Appreciation During the Period...............   24,022,309
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $24,413,663
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $77,749,966
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1997 and 1996
--------------------------------------------------------------------------------

                                                                Year Ended           Year Ended
                                                             December 31, 1997    December 31, 1996
---------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................   $ 53,336,303         $  53,036,530
Net Realized Gain/Loss......................................        391,354           (15,209,862)
Net Unrealized Appreciation/Depreciation During the
  Period....................................................     24,022,309           (12,362,837)
                                                               ------------         -------------
Change in Net Assets from Operations........................     77,749,966            25,463,831
                                                               ------------         -------------
Distributions from Net Investment Income....................    (53,336,303)          (53,036,530)
Distributions in Excess of Net Investment Income............       (664,960)             (228,957)
                                                               ------------         -------------
  Total Distributions from and in Excess of Net Investment
    Income*.................................................    (54,001,263)          (53,265,487)
                                                               ------------         -------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........     23,748,703           (27,801,656)
                                                               ------------         -------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................    198,765,477           164,096,198
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................     23,168,036            22,996,285
Cost of Shares Repurchased..................................   (135,758,091)         (108,010,178)
                                                               ------------         -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........     86,175,422            79,082,305
                                                               ------------         -------------
TOTAL INCREASE IN NET ASSETS................................    109,924,125            51,280,649
NET ASSETS:
Beginning of the Period.....................................    864,547,881           813,267,232
                                                               ------------         -------------
End of the Period (Including accumulated distributions in
  excess of net investment income of $9,046,242 and
  $8,821,755, respectively).................................   $974,472,006         $ 864,547,881
                                                               ============         =============

                                                                Year Ended           Year Ended
                  *Distributions by Class                    December 31, 1997    December 31, 1996
---------------------------------------------------------------------------------------------------
Distributions from and in Excess of Net Investment Income:
  Class A Shares............................................   $(41,926,549)        $(43,633,838)
  Class B Shares............................................    (10,667,625)          (8,865,546)
  Class C Shares............................................     (1,407,089)            (766,103)
                                                               ------------         ------------
                                                               $(54,001,263)        $(53,265,487)
                                                               ============         ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                          Year Ended December 31,
                                                              -----------------------------------------------
Class A Shares                                                 1997      1996      1995      1994      1993
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....................  $14.474   $14.984   $13.848   $15.629   $14.529
                                                              -------   -------   -------   -------   -------
  Net Investment Income.....................................     .895      .963     1.024      .956     1.052
  Net Realized and Unrealized Gain/Loss.....................     .376     (.513)    1.072    (1.717)    1.158
                                                              -------   -------   -------   -------   -------
Total from Investment Operations............................    1.271      .450     2.096     (.761)    2.210
Less Distributions from and in Excess of Net Investment
  Income....................................................     .900      .960      .960     1.020     1.110
                                                              -------   -------   -------   -------   -------
Net Asset Value, End of the Period..........................  $14.845   $14.474   $14.984   $13.848   $15.629
                                                              =======   =======   =======   =======   =======
Total Return (a)............................................    9.05%     3.21%    15.52%    (4.93%)   15.82%
Net Assets at End of the Period (In millions)...............  $ 706.3    $671.9    $665.8    $603.0    $636.2
Ratio of Expenses to Average Net Assets (b).................     .94%      .99%      .95%      .87%     1.03%
Ratio of Net Investment Income to Average Net Assets (b)....    6.09%     6.60%     7.05%     6.48%     6.95%
Portfolio Turnover..........................................      63%       59%       59%      101%       91%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended December 31, 1995 through December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

   The following schedule presents financial highlights for one common share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                                      May 1, 1993
                                                                  Year Ended December 31,          (Commencement of
                                                           -------------------------------------   Distributions) to
                      Class B Shares                        1997      1996      1995      1994     December 31, 1993
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.................. $14.474   $14.983   $13.850   $15.621        $14.670
                                                           -------   -------   -------   -------        -------
  Net Investment Income...................................    .774      .843      .908      .841           .656
  Net Realized and Unrealized Gain/Loss...................    .384     (.506)    1.071    (1.718)          .945
                                                           -------   -------   -------   -------        -------
Total from Investment Operations..........................   1.158      .337     1.979     (.877)         1.601
                                                           -------   -------   -------   -------        -------
Less Distributions from and in Excess of Net Investment
  Income..................................................    .788      .846      .846      .894           .650
                                                           -------   -------   -------   -------        -------
Net Asset Value, End of the Period........................ $14.844   $14.474   $14.983   $13.850        $15.621
                                                           =======   =======   =======   =======        =======
Total Return (a)..........................................   8.23%     2.40%    14.62%    (5.69%)        11.12%*
Net Assets at End of the Period (In millions).............  $229.6    $173.8    $137.9    $112.4          $56.6
Ratio of Expenses to Average Net Assets (b)...............   1.71%     1.75%     1.70%     1.64%          1.74%
Ratio of Net Investment Income to Average Net Assets
  (b).....................................................   5.30%     5.84%     6.25%     5.70%          5.95%
Portfolio Turnover........................................     63%       59%       59%      101%            91%

 *  Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended December 31, 1995 through December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

   The following schedule presents financial highlights for one common share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                                     August 13, 1993
                                                                                                     (Commencement of
                                                                    Year Ended December 31,          Distribution) to
                                                             -------------------------------------     December 31,
                       Class C Shares                         1997      1996      1995      1994           1993
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.................... $14.474   $14.987   $13.846   $15.610       $15.030
                                                             -------   -------   -------   -------       -------
  Net Investment Income.....................................    .778      .851      .910      .824          .369
  Net Realized and Unrealized Gain/Loss.....................    .378     (.518)    1.077    (1.694)         .580
                                                             -------   -------   -------   -------       -------
Total from Investment Operations............................   1.156      .333     1.987     (.870)         .949
Less Distributions from and in Excess of Net Investment
  Income....................................................    .788      .846      .846      .894          .369
                                                             -------   -------   -------   -------       -------
Net Asset Value, End of the Period.......................... $14.842   $14.474   $14.987   $13.846       $15.610
                                                             =======   =======   =======   =======       =======
Total Return (a)............................................   8.23%     2.33%    14.70%    (5.62%)        6.37%*
Net Assets at End of the Period (In millions)...............   $38.6     $18.8      $9.5      $7.6          $5.2
Ratio of Expenses to Average Net Assets (b).................   1.71%     1.75%     1.69%     1.64%         1.82%
Ratio of Net Investment Income to Average Net Assets (b)....   5.24%     5.84%     6.19%     5.71%         5.21%
Portfolio Turnover..........................................     63%       59%       59%      101%           91%

 * Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended December 31, 1995 through December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1997
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Tax Free High Income Fund (the "Fund") is organized as a series of the Van Kampen American Capital Tax Free Trust, a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide investors with a high level of current income exempt from federal income taxes primarily through investment in a diversified portfolio of medium and lower grade municipal securities. The Fund commenced investment operations on June 28, 1985. The distribution of the Fund's Class B and Class C shares commenced on May 1, 1993 and August 13, 1993, respectively.

       The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

       The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 1997, the Fund had an accumulated capital loss carryforward for tax purposes of $92,653,257 which expires between December 31, 1999 and December 31, 2005. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the capitalization of reorganization and

                               December 31, 1997
--------------------------------------------------------------------------------

restructuring costs for tax purposes and gains and losses recognized for tax purposes on open futures positions at December 31, 1997.

       At December 31, 1997, for federal income tax purposes, cost of long- and short-term investments is $910,195,944, the aggregate gross unrealized appreciation is $73,075,594 and the aggregate gross unrealized depreciation is 24,510,373, resulting in net unrealized appreciation of $48,565,221.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

       For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 1997. The Fund designated 99.31% of the income distributions as a tax exempt income distribution.

       Due to inherent differences in the recognition of interest income under generally accepted accounting principles and federal income tax purposes, for those securities which the Fund has placed on non-accrual status, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distributions in excess of net investment income for certain periods. Permanent book and tax differences totaling ($440,473) were reclassified from accumulated distributions in excess of net investment income to capital.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                     AVERAGE NET ASSETS                      % PER ANNUM
------------------------------------------------------------------------
First $500 million..........................................   .50 of 1%
Over $500 million...........................................   .45 of 1%

       For the year ended December 31, 1997, the Fund recognized expenses of approximately $35,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

       For the year ended December 31, 1997, the Fund recognized expenses of approximately $188,700 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting, cash management and legal services to the Fund.

       ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended December 31, 1997, the Fund recognized expenses of approximately $644,000, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

       Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

                               December 31, 1997
--------------------------------------------------------------------------------

       The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is equal to $2,500.

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

       At December 31, 1997, capital aggregated $761,338,901, $227,916,630 and
$38,302,078 for Classes A, B and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                                                SHARES              VALUE
---------------------------------------------------------------------------------------------
Sales:
  Class A...................................................    6,584,725       $  95,897,790
  Class B...................................................    5,414,821          78,851,895
  Class C...................................................    1,645,028          24,015,792
                                                              -----------       -------------
Total Sales.................................................   13,644,574       $ 198,765,477
                                                              ============      =============
Dividend Reinvestment:
  Class A...................................................    1,260,959       $  18,367,805
  Class B...................................................      276,853           4,036,121
  Class C...................................................       52,358             764,110
                                                              -----------       -------------
Total Dividend Reinvestment.................................    1,590,170       $  23,168,036
                                                              ============      =============
Repurchases:
  Class A...................................................   (6,688,927)      $ (97,347,533)
  Class B...................................................   (2,235,801)        (32,600,924)
  Class C...................................................     (397,427)         (5,809,634)
                                                              -----------       -------------
Total Repurchases...........................................   (9,322,155)      $(135,758,091)
                                                              ============      =============

                               December 31, 1997
--------------------------------------------------------------------------------

       At December 31, 1996, capital aggregated $744,740,084, $177,733,309 and
$19,349,267 for Classes A, B and C, respectively. For the year ended December 31, 1996, transactions were as follows:

                                                                  SHARES             VALUE
----------------------------------------------------------------------------------------------
Sales:
  Class A...................................................     6,370,895       $  92,301,711
  Class B...................................................     4,180,416          60,439,439
  Class C...................................................       787,103          11,355,048
                                                                ----------       -------------
Total Sales.................................................    11,338,414       $ 164,096,198
                                                                ==========       =============
Dividend Reinvestment:
  Class A...................................................     1,326,707       $  19,189,337
  Class B...................................................       229,488           3,317,782
  Class C...................................................        33,851             489,166
                                                                ----------       -------------
Total Dividend Reinvestment.................................     1,590,046       $  22,996,285
                                                                ==========       =============
Repurchases:
  Class A...................................................    (5,711,728)      $ (82,614,355)
  Class B...................................................    (1,605,061)        (23,186,460)
  Class C...................................................      (153,484)         (2,209,363)
                                                                ----------       -------------
Total Repurchases...........................................    (7,470,273)      $(108,010,178)
                                                                ==========       =============

       Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                        CONTINGENT
                                                                         DEFERRED
                                                                       SALES CHARGE
                     YEAR OF REDEMPTION                            CLASS B       CLASS C
----------------------------------------------------------------------------------------
First.......................................................         4.00%         1.00%
Second......................................................         3.75%         None
Third.......................................................         3.50%         None
Fourth......................................................         2.50%         None
Fifth.......................................................         1.50%         None
Sixth.......................................................         1.00%         None
Seventh and Thereafter......................................         None          None

       For the year ended December 31, 1997, VKAC, as distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $315,200 and CDSC on redeemed shares of approximately $520,700. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $653,314,161 and $564,013,425, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

                               December 31, 1997
--------------------------------------------------------------------------------

       The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

       Summarized on the following page are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Fund to manage the portfolio's effective maturity and duration.

       Transactions in options for the year ended December 31, 1997, were as follows:

                                                              CONTRACTS          PREMIUM
----------------------------------------------------------------------------------------
Outstanding at December 31, 1996............................       -0-     $         -0-
Options Written and Purchased (Net).........................    29,222          (899,313)
Options Terminated in Closing Transactions (Net)............   (15,576)         (687,585)
Options Exercised (Net).....................................      (500)          519,660
Options Expired (Net).......................................   (13,146)        1,067,238
                                                              --------     -------------
Outstanding at December 31, 1997............................       -0-     $         -0-
                                                              ========     =============

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

       Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

       Transactions in futures contracts for the year ended December 31, 1997, were as follows:

                                                              CONTRACTS
-----------------------------------------------------------------------
Outstanding at December 31, 1996............................      426
Futures Opened..............................................    7,884
Futures Closed..............................................   (7,862)
                                                               ------
Outstanding at December 31, 1997............................      448
                                                               ======

                               December 31, 1997
--------------------------------------------------------------------------------

       The futures contracts outstanding as of December 31, 1997, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                          APPRECIATION/
                                                              CONTRACTS   DEPRECIATION
---------------------------------------------------------------------------------------
Long Contracts -- U.S. Treasury Bond Futures March 1998
  (Current notional value $120,469 per contract)............     348        $  13,816
Short Contracts -- Municipal Bond Index Futures March 1998
  (Current notional value $123,125 per contract)............     100         (192,213)
                                                                 ---        ---------
                                                                 448        $(178,397)
                                                                 ===        =========

C. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

       An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

       An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the security's fixed swap rate and the floating swap index. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

       Annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets are accrued daily. Included in these fees for the year ended December 31, 1997 are payments retained by VKAC of approximately $1,751,600.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
  Van Kampen American Capital Tax Free High Income Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Tax Free High Income Fund (the "Fund"), including the portfolio of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Tax Free High Income Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

Chicago, Illinois
February 4, 1998

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

EQUITY FUNDS
Domestic
   MS Aggressive Equity
   VKAC Aggressive Growth
   MS American Value
   VKAC Comstock
   VKAC Emerging Growth
   VKAC Enterprise
   VKAC Equity Income
   VKAC Growth
   VKAC Growth and Income
   VKAC Harbor
   VKAC Pace
   VKAC Real Estate Securities
   MS U.S. Real Estate
   VKAC Utility
   MS Value
International/Global
   MS Asian Growth
   MS Emerging Markets
   MS Global Equity
   VKAC Global Equity
   MS Global Equity Allocation
   VKAC Global Managed Assets
   MS International Magnum
   MS Latin American

FIXED-INCOME FUNDS
Income
   VKAC Corporate Bond
   MS Global Fixed Income
   VKAC Global Government Securities
   VKAC Government Securities
   VKAC High Income Corporate Bond
   MS High Yield
   VKAC High Yield
   VKAC Short-Term Global Income
   VKAC Strategic Income
   VKAC U.S. Government
   VKAC U.S. Government Trust for Income
   MS Worldwide High Income
Tax Exempt Income
   VKAC California Insured Tax Free
   VKAC Florida Insured Tax Free Income
   VKAC High Yield Municipal
   VKAC Insured Tax Free Income
   VKAC Intermediate Term Municipal Income
   VKAC Municipal Income
   VKAC New York Tax Free Income
   VKAC Pennsylvania Tax Free Income
   VKAC Tax Free High Income
Capital Preservation
   VKAC Limited Maturity Government
   VKAC Prime Rate Income Trust
   VKAC Reserve
   VKAC Senior Floating Rate
   VKAC Tax Free Money

   To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

   To view a current Van Kampen American Capital or Morgan Stanley fund prospectus or to receive additional fund information, choose from one of the following:

   - visit our web site at WWW.VKAC.COM -- to view prospectuses, select Investors' Place, then Download a Prospectus

   - call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

   - e-mail us by visiting WWW.VKAC.COM and selecting Investors' Place

             VAN KAMPEN AMERICAN CAPITAL TAX FREE HIGH INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP G. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*

ALAN T. SACHTLEBEN*

PAUL R. WOLKENBERG*
  Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1998  All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After June 30, 1998, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  4
Performance in Perspective.......................  5
Glossary of Terms................................  6
Portfolio Management Review......................  8
Portfolio Highlights............................. 11
Portfolio of Investments......................... 12
Statement of Assets and Liabilities.............. 17
Statement of Operations.......................... 18
Statement of Changes in Net Assets............... 19
Financial Highlights............................. 20
Notes to Financial Statements.................... 23
Report of Independent Accountants................ 30

CAI ANR 2/98

                             LETTER TO SHAREHOLDERS



February 3, 1998

Dear Shareholder,
    The new year ushers in what
promises to be an exciting and
challenging time for investors. The
Taxpayer Relief Act of 1997 signed
into law by President Clinton in                     [PHOTO]
August creates many new opportunities
for you and your family to take a
more active role in achieving your
long-term financial goals.              DENNIS J. MCDONNELL AND DON G. POWELL
    Most Americans will benefit from
the bill's $95 billion in tax cuts
over five years. The so-called Kiddie Credit gives parents $400 in immediate tax relief for every child under age 17, and families will find it easier to save for their children's college expenses through the new Education IRA. The bill also cuts capital gains tax rates for the first time in over a decade and loosens restrictions on tax-deductible IRA contributions. Perhaps the most exciting feature of all is the new Roth IRA, which allows investment earnings to grow tax free, not just tax deferred.
    This year more than ever, it could be important for you to talk with your financial adviser about how to make the tax code work to your advantage. At Van Kampen American Capital, we have prepared a variety of publications to help you understand your choices under the new tax legislation. And with the help of your adviser, we'll help you locate the many benefits hidden among the changing tax landscape.

ECONOMIC OVERVIEW
    These continue to be the best of times for the U.S. economy. Growth is strong, consumers are optimistic, unemployment is low, the budget is heading for surplus, and our nation's currency is rising around the world.
    Despite the strength in the economy, there is no indication of troublesome inflation. In fact, the producer price index fell by 1.2 percent during the year, the largest annual decline in wholesale prices since 1986. Inflation at the consumer level was also virtually nonexistent, with the consumer price index rising by only 1.7 percent during 1997. A strong dollar, and significant productivity gains helped offset inflationary pressures caused by rising wages.
    After increasing short-term interest rates by 0.25 percent in March, the Federal Reserve Board left monetary policy unchanged for the remainder of the year. In addition to signs that the economy was slowing modestly from its breakneck pace of early 1997, Fed policy-makers were concerned about the impact that higher U.S. interest rates might have on the struggling economies of Southeast Asia. Generally, higher U.S. interest rates cause the dollar to rise relative to other currencies. With nearly all Asian currencies already down

                                                           Continued on page two
significantly, a hike in U.S. rates would force monetary authorities in Asia to choose between letting their currencies decline further or matching the rate increase, thereby slowing their already-sluggish economies.

MARKET OVERVIEW
    Low inflation and steady Federal Reserve policy contributed to solid gains for fixed-income investments over the reporting period. The yield on the Treasury's benchmark 30-year bond began the year at 6.64 percent and climbed to
7.17 percent in April amid fears that strong economic growth would reignite inflation. When subsequent data showed the economy to be slowing, bond yields gradually drifted lower. By the end of the reporting period, long-term Treasury-bond yields had fallen to 5.92 percent, the lowest level in more than four years.
    During the 12 months through December, long-term general obligation bonds returned more than 11 percent, compared to just under 9 percent for intermediate-term bonds. Total volume of municipal debt rose to over $200 billion, the highest level since 1993. Close to 50 percent of issuance was enhanced by insurance. This increase in AAA-rated volume caused spreads between high quality and lower-rated paper to compress, making quality offerings attractive during the period. At the same time, however, it was difficult to build the income component of the portfolio due to the scarcity of higher yielding securities.

OUTLOOK
    We believe that reduced demand for American exports to Asia will exert a mild drag on the U.S. economy in coming months. But while corporate profits could suffer, slower economic growth will help mitigate the inflationary pressures caused by the tight domestic labor market. That scenario is typically good for fixed-income investments.
    However, if bond yields continue to drift lower, economic growth in the U.S. could accelerate later in 1998. In recent years, each significant decline in long-term interest rates has ignited economic growth by making housing, autos, and other big-ticket consumer goods more affordable. We also expect the healthy economy to keep credit spreads relatively tight in coming months.
    As we noted earlier, the Taxpayer Relief Act of 1997 provides attractive new vehicles through which investors can save for a variety of goals, including higher education and retirement. We encourage you to work with your financial adviser to consider how the tax changes can work to your benefit.

                                                         Continued on page three

    Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to serve you through our diverse menu of quality investments.

Sincerely,

[sig]                                           [sig]

Don G. Powell                                   Dennis J. McDonnell
Chairman                                        President
Van Kampen American Capital                     Van Kampen American Capital
Investment Advisory Corp.                       Investment Advisory Corp.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1997

          VAN KAMPEN AMERICAN CAPITAL CALIFORNIA INSURED TAX FREE FUND

                                            A SHARES    B SHARES    C SHARES
 TOTAL RETURNS
One-year total return based on NAV1.....       8.93%       8.19%       8.19%
One-year total return2..................       5.40%       5.19%       7.19%
Five-year average annual total
  return2...............................       6.31%         N/A         N/A
Ten-year average annual total return2...       7.87%         N/A         N/A
Life-of-Fund average annual total
  return2...............................       7.97%       5.34%       4.77%
Commencement date.......................    12/13/85    05/01/93    08/13/93

 DISTRIBUTION RATES AND YIELD

Distribution rate3......................       4.67%       4.10%       4.10%
Taxable equivalent distribution rate4...       8.05%       7.07%       7.07%
SEC Yield5..............................       4.26%       3.61%       3.57%
N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (3.25% for A shares) or contingent deferred sales charge for early withdrawal (3% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4) Taxable equivalent calculations reflect a combined federal and state income tax rate of 42%, which takes into consideration the deductibility of individual state taxes paid.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending December 31, 1997.

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

No representation is made as to any insurer's ability to meet its commitments. The insurance does not remove market risk since it does not apply to the value of the securities in the Fund's portfolio, and the Fund's net asset value may fluctuate depending on changes in interest rates and other factors affecting the municipal credit market.

Market forecasts provided in this report may not necessarily come to pass.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

    - Illustrate the general market environment in which your investments are being managed

    - Reflect the impact of favorable market trends or difficult market conditions

    - Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

    For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Lehman Brothers Municipal Bond Index over time. As a broad-based, unmanaged statistical composite, this index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. Similarly, its performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

   GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
   Van Kampen American Capital California Insured Tax Free Fund vs. Lehman Brothers Municipal Bond Index
   (December 31, 1987 through December 31, 1997)

                                   [GRAPH]

 Value at         VKAC
December 31,    California       Lehman Brothers
                Insured Tax       Municipal Bond
                 Free Fund            Index

   1987             9678              10000
                   10099              10356
                   10179              10465.8
                    9842              10344.4
                    9957              10423
                    9884              10392.8
                   10048              10544.5
                   10111              10613
                   10146              10622.6
                   10333              10814.9
                   10694              11005.2
                   10480              10904
   1988            10695              11015.2
                   10876              11243.2
                   10750              11115
                   10688              11088.3
                   11010              11351.1
                   11306              11587.2
                   11401              11744.8
                   11504              11904.5
                   11375              11787.9
                   11295              11752.5
                   11392              11895.9
                   11579              12104.1
   1989            11681              12203.3
                   11548              12146
                   11730              12254.1
                   11732              12257.8
                   11575              12169.5
                   11844              12434.8
                   11915              12544.2
                   12103              12728.6
                   11903              12544
                   11881              12551.6
                   12103              12778.8
                   12405              13035.6
   1990            12550              13093
                   12600              13268.4
                   12730              13383.9
                   12700              13389.2
                   12888              13567.3
                   13012              13688
                   12916              13674.3
                   13107              13841.2
                   13341              14023.9
                   13485              14206.2
                   13570              14344
                   13606              14374.2
   1991            13802              14683.2
                   13881              14717
                   13883              14721.4
                   13945              14727.3
                   14077              14858.4
                   14235              15033.7
                   14429              15286.3
                   14947              15744.9
                   14844              15590.5
                   14864              15691.9
                   14608              15538.1
                   14985              15816.2
   1992            15194              15977.6
                   15385              16162.9
                   16203              16748
                   15941              16570.5
                   16135              16737.8
                   16220              16831.6
                   16573              17112.7
                   16501              17134.9
                   17044              17491.3
                   17287              17690.7
                   17240              17724.3
                   16910              17568.3
   1993            17412              17939
                   17646              18143.5
                   17021              17673.6
                   16086              16954.3
                   16073              17098.4
                   16243              17247.2
                   16152              17142
                   16451              17455.7
                   16486              17516.8
                   16176              17259.3
                   15835              16952
                   15513              16645.2
   1994            15889              17011.4
                   16456              17497.9
                   16975              18007.1
                   17101              18214.2
                   17105              18236.1
                   17693              18817.8
                   17399              18654.1
                   17527              18831.3
                   17738              19070.5
                   17836              19190.6
                   18165              19468.9
                   18558              19792
   1995            18794              19982
                   18975              20133.9
                   18827              19997
                   18412              19741
                   18349              19685.8
                   18371              19677.9
                   18535              19892.4
                   18784              20073.4
                   18772              20069.4
                   19045              20350.4
                   19298              20580.3
   1996            19694              20956.9
                   19583              20868.9
                   19527              20908.6
                   19683              21100.9
                   19413              20820.3
                   19592              20995.2
                   19921              21310.1
                   20149              21538.1
                   20800              22134.7
                   20446              21926.7
                   20712              22187.6
                   20839              22329.6
                   20968              22461.3
   1997            21332              22789.3

--------------------------------
Fund's Total Return
1 Year Avg. Annual    =    5.40%
5 Year Avg. Annual    =    6.31%
10 Year Avg. Annual   =    7.87%
Inception Avg. Annual =    7.97%
--------------------------------


The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (3.25% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting yields on bonds. One hundred basis points is equal to one percent. For example, if a bond's yield changes from 7.00 to
6.65 percent, it would be considered a 35 basis point move.

CALL FEATURE: Allows the issuer to buy back the bond before the date of maturity. When the bond is called, the issuer repurchases it at or above its face value, and stops paying interest on that loan.

CLASS A SHARES: When Class A shares of a fund are purchased, the share price includes the net asset value plus a one-time sales charge (or "load"). There is no redemption fee (Contingent Deferred Sales Charge).

COUPON RATE: The stated rate of interest the bond pays until maturity, expressed as a percentage of the face value.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues (such as AAA-rated municipal bonds) and lower-quality issues (such as BBB- and non-rated municipal bonds). Under normal circumstances, lower-quality issues provide higher yields in order to compensate investors for the additional credit risk.

DURATION: A measure of a bond's sensitivity to changes in interest rates, expressed in years. The longer a fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when rates decline.

FEDERAL FUNDS RATE: The interest rate charged by one institution lending federal funds to another. This overnight rate is used to meet banks' daily reserve requirements. The Federal Reserve Board uses the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): A seven-member group that directs the operations of the Federal Reserve System, the central bank system of the United States. Currently led by Chairman Alan Greenspan, the Fed meets eight times a year to establish monetary policy and monitor the country's economic pulse.

GENERAL OBLIGATION BONDS: Bonds backed by the full faith and credit (taxing authority) of the issuer for timely payment of interest and principal. General obligation bonds are issued to finance essential government projects, such as highways and schools.

INFLATION: An economic state in which the amount of money supply and business activity dramatically increases, accompanied by sharply rising prices. Inflation is widely measured by the Consumer Price Index, a leading economic indicator that measures the change in the cost of purchased goods and services.

MUNICIPAL BOND: A debt security issued by a state, municipality or other governmental entity to finance capital expenditures such as the construction of highways, public works, or school buildings.

MUNICIPAL REVENUE BONDS: Bonds that are payable only from the revenues the project will generate and are not backed by any taxing authority of the issuer. Revenue bonds are issued to finance the building of hospitals, toll bridges, electric dams, airports, and college dormitories.

MUNICIPAL YIELD CURVE: A representation of the actual or projected yields of municipal bond securities in relationship to their maturities.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

PUT BOND: A long-term bond that the bondholder can "put" back to the issuer for redemption at a specified price on a specified future date prior to maturity.

PREREFUNDING: A process whereby new bonds are issued to refinance an outstanding bond issue. This typically occurs when interest rates decline and an issuer wishes to replace higher-yielding bonds with current lower-yielding issues.

YIELD CURVE: A result of viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years, grouped together, will often reflect a pattern of increasing yield as maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates. An "inverted" yield curve indicates that short-term rates are higher than long-term rates.

ZERO COUPON BONDS: A corporate or municipal debt security traded at a deep discount from face value that pays no interest and it may be redeemed at maturity for full face value.

                          PORTFOLIO MANAGEMENT REVIEW
          VAN KAMPEN AMERICAN CAPITAL CALIFORNIA INSURED TAX FREE FUND

We recently spoke with the management team of the Van Kampen American Capital California Insured Tax Free Fund about the key events and economic forces that shaped the markets during the Fund's fiscal year. The team includes Joseph A. Piraro, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the 12-month period ended December 31, 1997.

   Q HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT IN WHICH THE FUND HAS OPERATED DURING THE PAST 12 MONTHS?

   A The bond market saw healthy price advances during 1997, but this ascension was not a smooth ride. Early in the year, bond prices began to fall when economic indicators caused concerns about rising inflation and a potential interest rate hike by the Federal Reserve Board. When the Fed raised interest rates by a modest 0.25 percent in late March, bond prices fell even further. By mid-April, however, the market's mood reversed, giving little indication of price pressures despite the economy's strength. Bond prices also benefited from heavy purchases by foreign investors and concerns that the stock market rally was nearing an end.
    While the economy showed few, if any, signs of inflation, bond prices continued their climb, and long-term interest rates declined further. This caused credit spreads between investment-grade and lower- or non-rated bonds to contract significantly. Also, an unprecedented amount of insured bond issuance--49 percent of total volume--reduced the supply of higher-yielding, lower- and non-rated bonds available in the market. The increased issuance of insured bonds provided more choices for the Fund's portfolio.
    California, while responsible for 15 percent of the nations gross domestic product, is the world's seventh largest economy. The state rebounded considerably from a serious recession in 1993, which was caused by the decline in the defense industry. Evidence of the rebound can be found in the resurgence of real estate prices as well as the fact that the state is now leading the nation in job creation.
    In November 1996, California voters approved Proposition 218, which enacted strict limitations on the issuance of new bonds. While issuance was down in the first half of the year due to expected complications of Proposition 218, the second half of 1997 saw a considerable increase of issuance as issuers realized the implications of the proposition were not as severe as anticipated.
    Insured bonds made up approximately 60 percent of all bonds issued in California considerably higher than the national average of 49 percent. The high volume of insured issuance is a response to Proposition 218's strict guidelines, as well as the greater ease with which the issuers can secure insurance and gain market acceptance for their bonds.

   Q  HOW HAVE THESE CONDITIONS AFFECTED THE MANAGEMENT OF THE FUND?

   A Limited issuance in the first half of 1997 curbed our investment activity during that time, but we found more opportunities later in the year when issuance increased. The increased issuance of insured bonds provided more choices for the portfolio, and as a result our turnover was more pronounced in the second half of the year. Our ability to be more selective among insured bonds enhanced the Fund's performance this year.

   Q  WHAT CHALLENGES DID YOU ENCOUNTER DURING THE FISCAL YEAR?

   A The demand for California bonds has been increasing steadily in the past several years, which has allowed California bonds to trade at overvalued prices. Additionally, a number of California bonds have been prerefunded by their issuers who wish to take advantage of declining interest rates. In most circumstances, this would have hurt the Fund's dividend-paying ability. However, the price appreciation of the Fund's prerefunded, higher-yielding issues made up for any losses that resulted from replacing them with the lower-yielding bonds.

   Q  WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO DURING THE PERIOD?

   A We increased our weightings in public building bond issues, lease rentals, and certificates of participation. In addition, we participated in a large toll road issue, the San Joaquin Tollway. Currently under construction, the San Joaquin Tollway is anticipated to have a high usage rate as more people move to that area of the state. This position served the portfolio well during the period. As California's population increases and federal money to support state roadways continues to decrease, more state-supported roads will need to be funded and built. The introduction of toll roads into California has been met with some resistance, but residents should eventually weigh the convenience over the added expense. For additional Fund portfolio highlights, please refer to page eleven.

   Q  HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

   A The Fund posted positive results for the fiscal year. Total return for the 12 months ended December 31, 1997 was 8.93 percent(1) (Class A shares at net asset value). By comparison, the Fund's benchmark, the Lehman Brothers
Municipal Bond Index produced a total return of 9.19 percent for the same period. Please keep in mind that this index is a broad-based, unmanaged index of municipal bonds and does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents.
    The Fund continued to meet its goal of providing a competitive level of federally tax-exempt current income for California investors. At year-end, its tax-exempt distribution rate (Class A shares) was 4.67 percent(3), based on a monthly dividend of $.0735 per share and a maximum public offering price of $18.90 per share. For investors in the 42 percent combined federal and California state income tax bracket, the Fund's taxable-equivalent distribution rate was 8.05 percent(4). Please refer to the chart on page four for additional Fund performance results.

   Q  WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?

   A Several factors will play major roles in how the economy will perform in the coming year. The expediency with which the crisis in Southeast Asia is resolved will play a key role in how the Fed will manage the U.S. interest rate environment in the coming year. We are cautiously optimistic that interest rates will remain fairly stable, if not move slightly lower in 1998. In the event that conditions in Southeast Asia stabilize and the U.S. economy shows increased signs of price appreciation and wage pressures, the Fed might take preemptive measures to keep inflation in check.
    We believe the availability of insured paper will continue to be plentiful in an environment of stable economic growth, and we anticipate that insured issuance will remain at or around 50 percent of the new issue market. In this environment, the Fund will have more opportunities to participate in the market, enabling us to position the Fund to perform well in the coming year.
    On a state level, California has a considerable stake in how the Asian crisis will play out, because a large number of Asian companies have satellite offices in the state. In addition to concerns about office closings or corporate downsizing, the California economy relies heavily on manufacturing, auto, and electronic goods imported from Asian-Pacific countries. Also, we will continue to monitor the potential effects of El Nino in the new year--environmental implications, such as heavy rains and flooding, could present problems for California's economy. In general, we believe the Fund is positioned to perform well in a variety of economic climates, and we will continually make adjustments as needed.

[SIG]                                            [SIG]
Peter W. Hegel                                   Joseph A. Piraro
Chief Investment Officer                         Portfolio Manager
Fixed Income Investments






                      Please see footnotes on page four

                              PORTFOLIO HIGHLIGHTS

          VAN KAMPEN AMERICAN CAPITAL CALIFORNIA INSURED TAX FREE FUND

 TOP TEN HOLDINGS AS OF DECEMBER 31, 1997

                                                   PERCENTAGE OF FUND'S
                                                   LONG-TERM INVESTMENTS
San Joaquin Hills, CA Transportation Corridor
  Agency Toll Road Revenue ......................  4.1%
San Jose, CA Finance Authority Revenue Convention
  Project .......................................  3.6%
Corona, CA Redevelopment Agency Tax Allocation
  Redevelopment Project Area A ..................  3.3%
California St Various Purpose ...................  2.8%
South Orange County, CA Public Finance Authority
  Special Tax Revenue Senior Lien ...............  2.6%
Hayward, CA Certificates of Participation Civic
  Center Project ................................  2.6%
Grossmont, CA Union High School District
  Certificates of Participation .................  2.5%
California Housing Finance Agency Revenue Home
  Mortgage ......................................  2.4%
Bakersfield, CA Certificates of Participation
  Convention Center Expansion Project ...........  2.3%
South Orange County, CA Public Finance Authority
  Special Tax Revenue Senior Lien ...............  2.1%

 CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AAA ......................  100%

Based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.

 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF DECEMBER 31, 1997                      AS OF JUNE 30, 1997(1)
Tax District .........   20.5%               Tax District .........  23.0%
Public Education .....   17.0%               Public Education .....  19.6%
General Purpose ......   15.0%               General Purpose ......  15.4%
Public Building ......   14.6%               Public Building ......  13.8%
Health Care ..........    7.5%               Water & Sewer ........   7.7%

 DURATION

          AS OF DECEMBER 31, 1997(1)         AS OF JUNE 30, 1997(1)
Duration          8.08 years                       7.84 years

(1)Unaudited

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1997
--------------------------------------------------------------------------------

 Par
Amount
(000)                       Description                     Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL BONDS  99.6%
$2,000    Anaheim, CA Pub Fin Auth Tax Alloc Rev (Inverse
          Fltg) (MBIA Insd)...............................   8.670%   12/28/18  $  2,492,500
 1,000    Antioch Area Pub Fac Fin Agy CA Spl Tax Cmnty
          Fac Dist (FGIC Insd)............................   5.000    08/01/18       983,550
   840    Azusa CA Redev Agy Tax Alloc Merged Proj Area
          Ser A Rfdg (MBIA Insd)..........................   5.250    08/01/22       842,134
 3,675    Bakersfield, CA Ctfs Partn Convention Cent
          Expansion Proj (MBIA Insd)......................   5.800    04/01/17     3,922,842
 3,000    Bakersfield, CA Ctfs Partn Convention Cent
          Expansion Proj (MBIA Insd)......................   5.875    04/01/22     3,205,770
 1,000    Banning, CA Ctfs Partn Administration Bldg Proj
          Ser A Rfdg (MBIA Insd)..........................   5.500    11/01/20     1,029,750
 3,000    Bay Area Govt Assn CA Rev Tax Alloc CA Redev Agy
          Pool Ser A2 (FSA Insd)..........................   6.400    12/15/14     3,375,390
   750    Berkeley, CA Ctfs Partn Cap Imp Berkeley Civic
          Impt (AMBAC Insd)...............................   7.500    06/01/19       775,590
 1,000    Brea & Olinda, CA Uni Sch Dist Ctfs Partn Sr
          High Sch Pgm Ser A Rfdg (FSA Insd)..............   6.000    08/01/09     1,086,510
 1,000    California Edl Fac Auth Rev Loyola Marymount
          Univ Rfdg (MBIA Insd)...........................   5.000    10/01/17       992,480
 1,300    California Edl Fac Auth Rev Univ San Diego Proj
          Stanford Univ Ser I (MBIA Insd).................   6.750    10/01/15     1,407,978
 2,000    California Hlth Fac Fin Auth Rev Insd Sutter
          Hlth Ser A Rfdg (FSA Insd)......................   5.250    08/15/27     1,999,880
 2,000    California Hlth Fac Fin Auth Rev Adventist Hlth
          Ser A Rfdg (MBIA Insd)..........................   6.500    03/01/14     2,153,880
 2,000    California Hlth Fac Fin Auth Rev Kaiser
          Permanente Ser A (FSA Insd).....................   5.550    08/15/25     2,040,380
 4,000    California Hsg Fin Agy Rev Home Mtg Ser A (MBIA
          Insd)...........................................   5.850    08/01/16     4,227,120
    15    California Hsg Fin Agy Rev Hsg Ser B (MBIA
          Insd)...........................................   8.625    08/01/15        15,702
 1,160    California Pub Cap Impt Fin Auth Rev Pooled Proj
          Ser B (BIGI Insd)...............................   8.100    03/01/18     1,191,169
 1,050    California Spl Dist Assn Fin Corp Ctfs Partn Spl
          Dists Fin Pgm Ser DD (FSA Insd).................   5.625    01/01/27     1,094,174
 1,250    California St (FGIC Insd).......................   6.250    09/01/12     1,453,575
 1,000    California St Pub Wks Brd Lease Rev Ser A (AMBAC
          Insd)...........................................   5.750    09/01/21     1,028,140
 1,000    California St Univ Fresno Assn Inc Rev Auxiliary
          Residence Student Proj (MBIA Insd)..............   6.250    02/01/17     1,102,800
 4,500    California St Var Purp (MBIA Insd)..............   6.000    10/01/14     4,820,850

                                               See Notes to Financial Statements

                               December 31, 1997
--------------------------------------------------------------------------------

 Par
Amount
(000)                       Description                     Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$1,000    California Statewide Cmntys Dev Auth Ctfs Partn
          San Diego St Univ Fndtn Rfdg (AMBAC Insd).......   5.250%   03/01/22  $    999,920
 1,570    California Statewide Cmntys Dev Auth Rev Ctfs
          Partn Insd Children's Hosps Rfdg (MBIA Insd)....   6.000    06/01/10     1,770,536
 2,000    Castaic Lake Wtr Agy CA Ctfs Partn Wtr Sys Impt
          Proj Ser A Rfdg (MBIA Insd).....................   7.000    08/01/12     2,471,900
 1,205    Channel Islands Beach CA Cmnty Svcs Dist Ctfs
          Partn (FSA Insd)................................   5.700    09/01/21     1,274,420
 1,105    Chino, CA Ctfs Partn Redev Agy (MBIA Insd)......   6.200    09/01/18     1,217,467
 2,350    Chino, CA Uni Sch Dist Ctfs Partn Master Lease
          Pgm (FSA Insd)..................................   6.250    03/01/09     2,611,602
 1,500    Chino, CA Uni Sch Dist Ctfs Partn Master Lease
          Pgm (FSA Insd)..................................   6.000    03/01/14     1,628,115
   445    Colton, CA Jt Uni Sch Dist Cmnty Fac Dist Spl
          Tax Southridge Vlg Rfdg (FSA Insd)..............   5.900    09/01/14       445,405
    20    Concord, CA Redev Agy Tax Alloc Cent Concord
          Redev Proj Ser 3 (BIGI Insd)....................   8.000    07/01/18        20,799
 1,000    Contra Costa Cnty, CA Ctfs Partn Contra Costa
          Cnty Pub Fac Co (BIGI Insd).....................   7.800    06/01/06     1,071,780
   500    Contra Costa Cnty, CA Ctfs Partn Contra Costa
          Cnty Pub Fac Co (BIGI Insd).....................   7.800    06/01/07       535,890
 1,550    Contra Costa, CA Wtr Auth Wtr Treatment Rev Ser
          A Rfdg (FGIC Insd)..............................   5.750    10/01/14     1,637,854
 5,165    Corona, CA Redev Agy Tax Alloc Redev Proj Area A
          Ser A Rfdg (FGIC Insd)..........................   6.250    09/01/13     5,741,207
 1,150    El Centro, CA Redev Agy Tax El Centro Redev Proj
          Rfdg (MBIA Insd)................................   5.500    11/01/26     1,186,869
 2,000    Fairfield Suisun, CA Swr Dist Swr Rev Ser A Rfdg
          (MBIA Insd).....................................   6.250    05/01/16     2,153,840
 1,000    Folsom, CA Pub Fin Auth Rev Rfdg (AMBAC Insd)...   6.000    10/01/12     1,079,170
 1,400    Folsom, CA Pub Fin Auth Rev Rfdg (AMBAC Insd)...   6.000    10/01/19     1,507,086
 2,000    Folsom, CA Spl Tax Cmnty Fac Dist No 2 Rfdg
          (Connie Lee Insd)...............................   5.250    12/01/19     2,003,420
 1,745    Gilroy, CA Uni Sch Dist Ctfs Partn Measure J Cap
          Projs Rfdg (FSA Insd)...........................   5.875    09/01/06     1,934,594
 1,810    Gilroy, CA Uni Sch Dist Ctfs Partn Measure J Cap
          Projs Rfdg (FSA Insd)...........................   6.250    09/01/12     2,006,385
 20,000   Grossmont, CA Union High Sch Dist Ctfs Partn
          (MBIA Insd).....................................       *    11/15/21     4,328,200
 4,500    Hayward, CA Ctfs Partn Civic Cent Proj (MBIA
          Insd)...........................................   5.250    08/01/26     4,510,665
 1,250    Hemet, CA Uni Sch Dist Ctfs Partn Nutrition Cent
          Proj (FSA Insd).................................   5.875    04/01/27     1,342,012
 1,500    Irwindale, CA Cmnty Redev Agy Tax Alloc City
          Indl Dev Proj Rfdg (FSA Insd) (a)...............   5.000    08/01/25     1,466,985
 1,225    Lincoln, CA Uni Sch Dist (MBIA Insd)............   5.600    09/01/26     1,272,775

                                               See Notes to Financial Statements

                               December 31, 1997
--------------------------------------------------------------------------------

 Par
Amount
(000)                       Description                     Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$1,835    Local Govt Fin Auth CA Rev Cap Apprec San
          Francisco Redev (MBIA Insd).....................       *    08/01/08  $  1,065,328
   850    Loma Linda, CA Hosp Rev Loma Linda Univ Med Cent
          Proj B Rfdg (AMBAC Insd)........................   7.000%   12/01/15       908,888
 1,635    Long Beach, CA Redev Agy Tax Alloc Sub Redev
          Proj Rfdg (AMBAC Insd)..........................   5.125    04/01/20     1,624,781
   697    Los Angeles Cnty, CA Tran Comm Lease Rev Dia RR
          Lease Ltd (FSA Insd)............................   7.375    12/15/06       771,656
 2,380    Los Angeles, CA Mtg Rev FHA Security 8 Asstd
          Proj Ser A Rfdg (MBIA Insd).....................   6.100    07/01/25     2,471,249
   500    M-S-R Pub Pwr Agy CA San Juan Proj Rev Ser E
          (MBIA Insd).....................................   6.000    07/01/22       524,700
 1,250    North City West, CA Sch Fac Fin Auth Spl Tax Ser
          B Rfdg (FSA Insd)...............................   5.750    09/01/15     1,344,137
 1,640    North City West, CA Sch Fac Fin Auth Spl Tax Ser
          B Rfdg (FSA Insd)...............................   6.000    09/01/19     1,788,797
   500    Northern CA Pwr Agy Pub Pwr Rev Combustion
          Turbine Proj 1 Ser A Rfdg (MBIA Insd)...........   6.000    08/15/10       515,055
   400    Northern CA Pwr Agy Pub Pwr Rev Hydro Elec Proj
          1 Ser A Rfdg (Prerefunded @ 07/01/21) (AMBAC
          Insd)...........................................   7.500    07/01/23       518,312
 2,760    Oakland, CA Uni Sch Dist Alameda Cnty Cap Apprec
          Ser A (FGIC Insd)...............................       *    08/01/13     1,172,779
 3,475    Oakland, CA Uni Sch Dist Alameda Cnty Cap Apprec
          Ser A (FGIC Insd)...............................       *    08/01/14     1,377,768
 1,220    Oceanside, CA Cmnty Dev Mtg FHA North River Club
          Ser A Rfdg (MBIA Insd)..........................   5.850    07/01/16     1,269,227
   750    Oceanside, CA Ctfs Partn Corp Yd Proj Fin
          (Prerefunded @ 08/01/02) (AMBAC Insd)...........   7.300    08/01/21       862,560
 1,000    Pajaro Vly, CA Uni Sch Dist Ctfs Partn Sch Fac
          Brdg Fdg Pgm (FSA Insd).........................   5.850    09/01/32     1,073,460
 3,000    Palm Desert, CA Fin Auth Tax Alloc Rev (Inverse
          Fltg) (MBIA Insd)...............................   8.355    04/01/22     3,540,000
 1,345    Palmdale CA Sch Dist Ctfs Partn Rfdg & Sch Bldg
          Proj (FSA Insd).................................   5.000    10/01/17     1,326,627
 1,000    Perris, CA Sch Dist Ctfs Partn Rfdg (FSA
          Insd)...........................................   6.100    03/01/16     1,085,210
 1,945    Pittsburg, CA Uni Sch Dist Ctfs Partn (AMBAC
          Insd)...........................................   6.300    09/01/15     2,147,455
 1,360    Port Hueneme, CA Ctfs Partn Cap Impt Pgm Rfdg
          (MBIA Insd).....................................   6.000    04/01/19     1,542,036
 1,000    Rancho Cucamonga, CA Redev Agy Tax Alloc Rancho
          Redev Proj (MBIA Insd)..........................   7.125    09/01/19     1,067,540

                                               See Notes to Financial Statements

                               December 31, 1997
--------------------------------------------------------------------------------

 Par
Amount
(000)                       Description                     Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$1,235    Rancho Cucamonga, CA Redev Agy Tax Alloc Rancho
          Redev Proj (MBIA Insd)..........................   6.750%   09/01/20  $  1,311,027
 1,680    Rancho, CA Wtr Dist Spl Tax Cmnty Fac Dist 883
          Ser A Rfdg (AMBAC Insd).........................   6.000    09/01/17     1,830,142
 1,000    Redding, CA Elec Sys Rev Ctfs Partn (Inverse
          Fltg) (MBIA Insd)...............................   8.396    07/08/22     1,301,250
 2,000    Rialto, CA Spl Tax Cmnty Fac Dist 87-1 Rfdg (FSA
          Insd)...........................................   5.625    09/01/18     2,095,480
 3,000    Riverside Cnty, CA Ctfs Partn Historic
          Courthouse Proj (MBIA Insd).....................   5.875    11/01/27     3,229,320
 2,000    Sacramento, CA Muni Util Dist Elec Rev Ser A
          Rfdg (MBIA Insd)................................   5.750    08/15/13     2,090,780
 2,500    San Bernardino Cnty, CA Ctfs Partn Ser B
          (Embedded Swap) (MBIA Insd).....................   6.950    07/01/16     2,649,300
 1,000    San Diego, CA Indl Dev Rev San Diego Gas & Elec
          Ser A (MBIA Insd)...............................   6.400    09/01/18     1,099,350
 1,110    San Francisco, CA St Bldg Auth Lease Rev (AMBAC
          Insd)...........................................   5.250    12/01/16     1,128,593
 1,000    San Gabriel, CA Uni Sch Dist Ctfs Partn (FSA
          Insd)...........................................   6.000    09/01/15     1,089,570
 5,000    San Joaquin Hills, CA Trns Corridor Agy Toll Rd
          Rev Cap Apprec Ser A Rfdg (MBIA Insd)...........       *    01/15/30       945,650
 2,000    San Joaquin Hills, CA Trns Corridor Agy Toll Rd
          Rev Ser A Rfdg (MBIA Insd)......................   5.250    01/15/30     2,003,280
 7,050    San Joaquin Hills, CA Tran Corridor Agy Toll Rd
          Rev Ser A Rfdg (MBIA Insd)......................   5.375    01/15/29     7,158,358
 5,750    San Jose, CA Fin Auth Rev Convention Proj Ser C
          (FSA Insd)......................................   6.375    09/01/13     6,246,685
 2,000    San Mateo Cnty, CA Jt Pwrs Fin Auth Lease Rev
          San Mateo Cnty Hlth Care Cent Ser A (FSA
          Insd)...........................................   6.000    07/15/09     2,236,860
 1,000    Santa Clara Cnty, CA Fin Auth Lease Rev VMC Fac
          Replacement Proj Ser A (Prerefeunded @ 11/15/04)
          (AMBAC Insd)....................................   6.875    11/15/14     1,174,270
 1,000    Shasta Lake, CA Ctfs Partn (FSA Insd)...........   6.000    04/01/16     1,085,560
 1,990    South Cnty, CA Regl Wastewtr Auth Rev Regl
          Wastewtr Fac Proj Ser A (FGIC Insd).............   6.000    08/01/14     2,129,678
 3,735    South Orange Cnty, CA Pub Fin Auth Spl Tax Rev
          Sr Lien Ser A Rfdg (MBIA Insd)..................   7.000    09/01/08     4,569,362
 3,000    South Orange Cnty, CA Pub Fin Auth Spl Tax Rev
          Sr Lien Ser A Rfdg (MBIA Insd) (b)..............   7.000    09/01/09     3,691,650
 1,000    Stockton East Wtr Dist CA Ctfs Partn 1990 Proj
          Ser A Rfdg (AMBAC Insd) (a).....................   4.750    04/01/17       958,510
 1,050    Stockton, CA Rev Ctfs Partn Wastewtr Treatment
          Plant Expansion Ser A (FGIC Insd)...............   6.400    09/01/07     1,184,075
 1,015    Stockton, CA Rev Ctfs Partn Wastewtr Treatment
          Plant Expansion Ser A (FGIC Insd)...............   6.500    09/01/08     1,150,411

                                               See Notes to Financial Statements

                               December 31, 1997
--------------------------------------------------------------------------------

 Par
Amount
(000)                       Description                    Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$  570    Temecula Vly, CA Uni Sch Dist Ctfs Partn Rfdg
          (FSA Insd)......................................  6.000%   09/01/18  $    620,445
 2,000    Torrance, CA Hosp Rev Torrance Mem Hosp Rfdg
          (MBIA Insd).....................................  6.750    01/01/12     2,024,380

 2,000    University of CA Rev Multi Purp Proj Ser D
          (Prerefunded @ 09/01/02) (MBIA Insd)............  6.300    09/01/14     2,220,120
 2,000    Yuba City, CA Uni Sch Dist Ctfs Partn Ser A Rfdg
          (MBIA Insd).....................................  5.250    02/01/22     2,004,200
                                                                               ------------

TOTAL LONG-TERM INVESTMENTS  99.6%
  (Cost $159,057,106)........................................................   174,686,931
SHORT-TERM INVESTMENTS  0.2%
  (Cost 400,000).............................................................       400,000
                                                                               ------------
TOTAL INVESTMENTS  99.8%
  (Cost $159,457,106)........................................................   175,086,931
OTHER ASSETS IN EXCESS OF LIABILITIES  0.2%..................................       377,417
                                                                               ------------
NET ASSETS  100.0%...........................................................  $175,464,348
                                                                                -----------

 *  Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

AMBAC--AMBAC Indemnity Corporation
BIGI--Bond Investor Guaranty Inc.
Connie Lee--Connie Lee Insurance Company
FGIC--Financial Guaranty Insurance Company
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $159,457,106).......................  $175,086,931
Cash........................................................        22,784
Receivables:
  Interest..................................................     2,795,659
  Fund Shares Sold..........................................       698,016
Other.......................................................        17,732
                                                              ------------
      Total Assets..........................................   178,621,122
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     2,392,479
  Income Distributions......................................       265,973
  Distributor and Affiliates................................       144,783
  Investment Advisory Fee...................................        70,425
  Fund Shares Repurchased...................................        54,039
Trustees' Deferred Compensation and Retirement Plans........       123,686
Accrued Expenses............................................       105,389
                                                              ------------
      Total Liabilities.....................................     3,156,774
                                                              ------------
NET ASSETS..................................................  $175,464,348
                                                              ============
NET ASSETS CONSIST OF:
Capital.....................................................  $163,231,857
Net Unrealized Appreciation.................................    15,629,825
Accumulated Undistributed Net Investment Income.............       486,148
Accumulated Net Realized Loss...............................    (3,883,482)
                                                              ------------
NET ASSETS..................................................  $175,464,348
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $140,654,610 and 7,688,471 shares of
    beneficial interest issued and outstanding).............  $      18.29
    Maximum sales charge (3.25%* of offering price).........           .61
                                                              ------------
    Maximum offering price to public........................  $      18.90
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $31,026,175 and 1,696,407 shares of
    beneficial interest issued and outstanding).............  $      18.29
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $3,783,563 and 206,908 shares of
    beneficial interest issued and outstanding).............  $      18.29
                                                              ============
*On sales of $25,000 or more, the sales charge will be
  reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $10,042,391
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................        814,437
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $332,822, $294,905
  and $27,556, respectively)................................        655,283
Shareholder Services........................................        189,171
Trustees' Fees and Expenses.................................         40,111
Legal.......................................................         26,280
Custody.....................................................         22,085
Insurance...................................................          3,624
Other.......................................................        119,773
                                                                -----------
    Total Expenses..........................................      1,870,764
                                                                -----------
NET INVESTMENT INCOME.......................................    $ 8,171,627
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................    $ 1,292,756
  Futures...................................................       (106,018)
                                                                -----------
Net Realized Gain...........................................      1,186,738
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     10,633,466
  End of the Period:
    Investments.............................................     15,629,825
                                                                -----------
Net Unrealized Appreciation During the Period...............      4,996,359
                                                                -----------
NET REALIZED AND UNREALIZED GAIN............................    $ 6,183,097
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $14,354,724
                                                                ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1997 and 1996
--------------------------------------------------------------------------------

                                                       Year Ended           Year Ended
                                                    December 31, 1997    December 31, 1996
------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...........................         $  8,171,627         $  8,319,890
Net Realized Gain...............................            1,186,738            2,275,283
Net Unrealized Appreciation/Depreciation
  During the Period.............................            4,996,359           (3,715,835)
                                                          -----------          -----------
Change in Net Assets from Operations............           14,354,724            6,879,338
                                                          -----------          -----------
Distributions from Net Investment Income:
  Class A Shares................................           (6,593,552)          (7,012,876)
  Class B Shares................................           (1,190,355)          (1,094,958)
  Class C Shares................................             (110,912)             (79,245)
                                                          -----------          -----------
Total Distributions.............................           (7,894,819)          (8,187,079)
                                                          -----------          -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES....................................            6,459,905           (1,307,741)
                                                          -----------          -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.......................           21,168,004           25,623,230
Net Asset Value of Shares Issued Through
  Dividend Reinvestment.........................            4,809,591            4,933,967
Cost of Shares Repurchased......................          (30,260,768)         (29,969,162)
                                                          -----------          -----------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS..................................           (4,283,173)             588,035
                                                          -----------          -----------
TOTAL INCREASE/DECREASE IN NET ASSETS...........            2,176,732             (719,706)
NET ASSETS:
Beginning of the Period.........................          173,287,616          174,007,322
                                                          -----------          -----------
End of the Period (Including accumulated
  undistributed net investment income of
  $486,148 and $209,340, respectively)..........         $175,464,348         $173,287,616
                                                         ============         ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                         Year Ended December 31
                                          -----------------------------------------------------
             Class A Shares                  1997          1996        1995    1994      1993
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period................................     $17.605      $17.736   $15.802   $18.286   $16.858
                                             -------      -------   -------   -------   -------
Net Investment Income...................        .880         .857      .884      .912      .967
Net Realized and Unrealized Gain/Loss...        .658        (.145)    1.938    (2.484)    1.441
                                             -------      -------   -------   -------   -------
Total from Investment Operations........       1.538         .712     2.822    (1.572)    2.408
Less Distributions from Investment
  Income................................        .849         .843      .888      .912      .980
                                             -------      -------   -------   -------   -------
Net Asset Value, End of the Period......     $18.294      $17.605   $17.736   $15.802   $18.286
                                             =======      =======   =======   =======   =======
Total Return* (a).......................       8.93%        4.20%    18.28%    (8.75%)   14.54%
Net Assets at End of the Period (In
  millions).............................      $140.7       $142.5    $147.6    $130.3    $151.1
Ratio of Expenses to Average Net
  Assets*...............................        .96%        1.02%      .89%      .78%      .69%
Ratio of Net Investment Income to
  Average Net Assets*...................       4.96%        4.94%     5.23%     5.46%     5.37%
Portfolio Turnover......................         46%          35%       42%       56%       36%
* If certain expenses had not been reimbursed by VKAC, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets................................         N/A        1.03%     1.05%     1.08%     1.01%
Ratio of Net Investment Income to
  Average Net Assets....................         N/A        4.94%     5.07%     5.16%     5.05%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                           From May 1, 1993
                                        Year Ended December 31,            (Commencement of
                                ----------------------------------------   Distribution) to
        Class B Shares             1997       1996      1995      1994     December 31, 1993
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period..................     $17.603   $17.736   $15.805   $18.266             $17.570
                                    ------    ------    ------    ------              ------
Net Investment Income.........        .741      .720      .766      .785                .549
Net Realized and Unrealized
  Gain/Loss...................        .662     (.142)    1.926    (2.482)               .705
                                    ------    ------    ------    ------              ------
Total from Investment
  Operations..................       1.403      .578     2.692    (1.697)              1.254
Less Distributions from Net
  Investment Income...........        .717      .711      .761      .764                .558
                                    ------    ------    ------    ------              ------
Net Asset Value, End of the
  Period......................     $18.289   $17.603   $17.736   $15.805             $18.266
                                    ======    ======    ======    ======              ======
Total Return* (a).............       8.19%     3.35%    17.33%    (9.39%)              7.25%**
Net Assets at End of the
  Period (In millions)........       $31.0     $28.6     $24.6     $17.1               $15.3
Ratio of Expenses to Average
  Net Assets*.................       1.72%     1.79%     1.61%     1.52%               1.45%
Ratio of Net Investment Income
  to Average Net Assets*......       4.18%     4.17%     4.51%     4.71%               4.06%
Portfolio Turnover............         46%       35%       42%       56%                 36%
* If certain expenses had not been reimbursed by VKAC, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets..................         N/A     1.79%     1.77%     1.82%               1.77%
Ratio of Net Investment Income
  to Average Net Assets.......         N/A     4.16%     4.35%     4.41%               3.74%

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                 From
                                                                            August 13, 1993
                                        Year Ended December 31,            (Commencement of
                                ----------------------------------------   Distribution) to
        Class C Shares             1997       1996      1995      1994     December 31, 1993
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period..................     $17.602   $17.736   $15.798   $18.257             $18.010
                                   -------   -------   -------   -------             -------
Net Investment Income.........        .727      .722      .758      .773                .307
Net Realized and Unrealized
  Gain/Loss...................        .674     (.145)    1.941    (2.468)               .258
                                   -------   -------   -------   -------             -------
Total from Investment
  Operations..................       1.401      .577     2.699    (1.695)               .565
Less Distributions from Net
  Investment Income...........        .717      .711      .761      .764                .318
                                   -------   -------   -------   -------             -------
Net Asset Value, End of the
  Period......................     $18.286   $17.602   $17.736   $15.798             $18.257
                                   =======   =======   =======   =======             =======
Total Return* (a).............       8.19%     3.35%    17.40%    (9.40%)            3.17%**
Net Assets at End of the
  Period
  (In millions)...............        $3.8      $2.2      $1.8      $2.8                $4.0
Ratio of Expenses to Average
  Net Assets*.................       1.71%     1.79%     1.60%     1.51%               1.45%
Ratio of Net Investment Income
  to Average Net Assets*......       4.15%     4.16%     4.50%     4.71%               3.82%
Portfolio Turnover............         46%       35%       42%       56%                 36%
*If certain expenses had not been reimbursed by VKAC, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets..................         N/A     1.80%     1.75%     1.82%               1.76%
Ratio of Net Investment Income
  to Average Net Assets.......         N/A     4.16%     4.34%     4.39%               3.52%

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1997
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital California Insured Tax Free Fund (the "Fund") is organized as a series of the Van Kampen American Capital Tax Free Trust, a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide California investors with a high level of current income exempt from federal and California income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured California municipal securities. The Fund commenced investment operations on December 13, 1985. The distribution of the Fund's Class B shares and Class C shares commenced on May 1, 1993 and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security. Expenses of the Fund are allocated on a pro rata basis to each class

                               December 31, 1997
--------------------------------------------------------------------------------

of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the Federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 1997, the Fund had an accumulated capital loss carryforward for tax purposes of $3,883,482, which will expire between December 31, 2002 and December 31, 2003.

    At December 31, 1997, for federal income tax purposes, cost of long- and short-term investments is $159,457,106; the aggregate gross unrealized appreciation is $15,629,825 and the aggregate gross unrealized depreciation is $0, resulting in net unrealized appreciation of $15,629,825.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

    For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 1997. The Fund designated 99.9% of the income distributions as a tax-exempt income distribution.

F. INSURANCE EXPENSE--The Fund typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured secondarily through the Fund's portfolio insurance policy. Insurance premiums are based on the daily balances of uninsured bonds in the portfolio of investments and are charged to expense on an accrual basis. The insurance policy guarantees the timely payment of principal and interest on the securities in the Fund's portfolio.

                               December 31, 1997
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                           % PER ANNUM
------------------------------------------------------------------------
First $100 million......................................     .500 of 1%
Next $150 million.......................................     .450 of 1%
Next $250 million.......................................     .425 of 1%
Over $500 million.......................................     .400 of 1%

    For the year ended December 31, 1997, the Fund recognized expenses of approximately $10,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended December 31, 1997, the Fund recognized expenses of approximately $79,300, representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting, cash management and legal services to the Fund.

    ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended December 31, 1997, the Fund recognized expenses of approximately $112,100, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

    Additionally, for the year ended December 31, 1997, the Fund reimbursed VKAC approximately $12,800 related to the direct cost of consolidating the VKAC open-end fund complex. Payment was contingent upon the realization by the Fund of cost efficiencies in certain expense categories resulting from the consolidation.

    Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is equal to $2,500.

                               December 31, 1997
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

    At December 31, 1997, capital aggregated $129,035,302, $30,132,501 and
$4,064,054 for Classes A, B and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                                         SHARES        VALUE
--------------------------------------------------------------------------------
Sales:
  Class A..........................................       692,287   $ 12,283,098
  Class B..........................................       403,552      7,140,419
  Class C..........................................        97,375      1,744,487
                                                       ----------   ------------
Total Sales........................................     1,193,214   $ 21,168,004
                                                       ==========   ============
Dividend Reinvestment:
  Class A..........................................       224,209   $  3,981,636
  Class B..........................................        43,062        765,183
  Class C..........................................         3,529         62,772
                                                       ----------   ------------
Total Dividend Reinvestment........................       270,800   $  4,809,591
                                                       ==========   ============
Repurchases:
  Class A..........................................    (1,319,813)  $(23,254,943)
  Class B..........................................      (375,548)    (6,651,902)
  Class C..........................................       (20,021)      (353,923)
                                                       ----------   ------------
Total Repurchases..................................    (1,715,382)  $(30,260,768)
                                                       ==========   ============

                               December 31, 1997
--------------------------------------------------------------------------------

    At December 31, 1996, capital aggregated $136,025,511, $28,878,801 and
$2,610,718 for Classes A, B and C, respectively. For the year ended December 31, 1996, transactions were as follows:

                                                         SHARES        VALUE
--------------------------------------------------------------------------------
Sales:
  Class A..........................................       986,895   $ 17,165,507
  Class B..........................................       439,621      7,596,970
  Class C..........................................        49,675        860,753
                                                       ----------   ------------
Total Sales........................................     1,476,191   $ 25,623,230
                                                       ==========   ============
Dividend Reinvestment:
  Class A..........................................       242,651   $  4,210,865
  Class B..........................................        38,588        669,630
  Class C..........................................         3,082         53,472
                                                       ----------   ------------
Total Dividend Reinvestment........................       284,321   $  4,933,967
                                                       ==========   ============
Repurchases:
  Class A..........................................    (1,457,342)  $(25,258,344)
  Class B..........................................      (240,656)    (4,180,690)
  Class C..........................................       (30,329)      (530,128)
                                                       ----------   ------------
Total Repurchases..................................    (1,728,327)  $(29,969,162)
                                                       ==========   ============

    Classes B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within four years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                          CONTINGENT DEFERRED
                                                              SALES CHARGE
                YEAR OF REDEMPTION                         CLASS B    CLASS C
------------------------------------------------------------------------------
First..............................................          3.00%      1.00%
Second.............................................          2.50%       None
Third..............................................          2.00%       None
Fourth.............................................          1.00%       None
Fifth and Thereafter...............................           None       None

                               December 31, 1997
--------------------------------------------------------------------------------

    For the year ended December 31, 1997, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $24,400 and CDSC on redeemed shares of approximately $64,300. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $77,597,970 and $78,268,248, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

                               December 31, 1997
--------------------------------------------------------------------------------

    Transactions in futures contracts for the year ended December 31, 1997, were as follows:

                                                             CONTRACTS
----------------------------------------------------------------------
Outstanding at December 31, 1996...........................      -0-
Futures Opened.............................................    4,100
Futures Closed.............................................   (4,100)
                                                              ------
Outstanding at December 31, 1997...........................      -0-
                                                              ======

B. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the securities fixed swap rate and the floating swap index. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended December 31, 1997, are payments retained by VKAC of approximately $226,300.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of

  Van Kampen American Capital California Insured Tax Free Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital California Insured Tax Free Fund (the "Fund"), including the portfolio of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital California Insured Tax Free Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
February 3, 1998

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

EQUITY FUNDS
Domestic
   MS Aggressive Equity
   VKAC Aggressive Growth
   MS American Value
   VKAC Comstock
   VKAC Emerging Growth
   VKAC Enterprise
   VKAC Equity Income
   VKAC Growth
   VKAC Growth and Income
   VKAC Harbor
   VKAC Pace
   VKAC Real Estate Securities
   MS U.S. Real Estate
   VKAC Utility
   MS Value
International/Global
   MS Asian Growth
   MS Emerging Markets
   MS Global Equity
   VKAC Global Equity
   MS Global Equity Allocation
   VKAC Global Managed Assets
   MS International Magnum
   MS Latin American

FIXED-INCOME FUNDS
Income
   VKAC Corporate Bond
   MS Global Fixed Income
   VKAC Global Government Securities
   VKAC Government Securities
   VKAC High Income Corporate Bond
   MS High Yield
   VKAC High Yield
   VKAC Short-Term Global Income
   VKAC Strategic Income
   VKAC U.S. Government
   VKAC U.S. Government Trust for Income
   MS Worldwide High Income
Tax Exempt Income
   VKAC California Insured Tax Free
   VKAC Florida Insured Tax Free Income
   VKAC High Yield Municipal
   VKAC Insured Tax Free Income
   VKAC Intermediate Term Municipal Income
   VKAC Municipal Income
   VKAC New York Tax Free Income
   VKAC Pennsylvania Tax Free Income
   VKAC Tax Free High Income
Capital Preservation
   VKAC Limited Maturity Government
   VKAC Prime Rate Income Trust
   VKAC Reserve
   VKAC Senior Floating Rate
   VKAC Tax Free Money

   To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

   To view a current Van Kampen American Capital or Morgan Stanley fund prospectus or to receive additional fund information, choose from one of the following:

   - visit our web site at WWW.VKAC.COM -- to view prospectuses, select Investors' Place, then Download a Prospectus

   - call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

   - e-mail us by visiting WWW.VKAC.COM and selecting Investors' Place

          VAN KAMPEN AMERICAN CAPITAL CALIFORNIA INSURED TAX FREE FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*

ALAN T. SACHTLEBEN*

PAUL R. WOLKENBERG*
  Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1998 All rights reserved.

SM  denotes a service mark of Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After June 30, 1998, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

                 TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  3
Performance in Perspective.......................  4
Glossary of Terms................................  5
Portfolio Management Review......................  7
Portfolio Highlights.............................  9
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 22
Statement of Operations.......................... 23
Statement of Changes in Net Assets............... 24
Financial Highlights............................. 25
Notes to Financial Statements.................... 28
Report of Independent Accountants................ 35

MIF ANR 2/98

                             LETTER TO SHAREHOLDERS

February 3, 1998

Dear Shareholder,

       The new year ushers in what
promises to be an exciting and
challenging time for investors. The
Taxpayer Relief Act of 1997 signed into                  [PHOTO]
law by President Clinton in August
creates many new opportunities for you
and your family to take a more active
role in achieving your long-term
financial goals.
       Most Americans will benefit from
the bill's $95 billion in tax cuts over
five years. The so-called Kiddie Credit
gives parents $400 in immediate tax
relief for every child under age 17,
and families will find it easier to        DENNIS J. MCDONNELL AND DON G. POWELL
save for their children's college
expenses through the new Education IRA.
The bill also cuts capital gains tax
rates for the first time in over a decade and loosens restrictions on tax-deductible IRA contributions. Perhaps the most exciting feature of all is the new Roth IRA, which allows investment earnings to grow tax free, not just tax deferred.

       This year more than ever, it could be important for you to talk with your financial adviser about how to make the tax code work to your advantage. At Van Kampen American Capital, we have prepared a variety of publications to help you understand your choices under the new tax legislation. And with the help of your adviser, we'll help you locate the many benefits hidden among the changing tax landscape.

ECONOMIC OVERVIEW

       These continue to be the best of times for the U.S. economy. Growth is strong, consumers are optimistic, unemployment is low, the budget is heading for surplus, and our nation's currency is rising around the world.

       Despite the strength in the economy, there is no indication of troublesome inflation. In fact, the producer price index fell by 1.2 percent during the year, the largest annual decline in wholesale prices since 1986. Inflation at the consumer level was also virtually nonexistent, with the consumer price index rising by only 1.7 percent during 1997. A strong dollar, and significant productivity gains helped offset inflationary pressures caused by rising wages.

       After increasing short-term interest rates by 0.25 percent in March, the Federal Reserve Board left monetary policy unchanged for the remainder of the year. In addition to signs that the economy was slowing modestly from its breakneck pace of early 1997, Fed policy-makers were concerned about the impact that higher U.S. interest rates might have on the struggling economies of Southeast Asia. Generally, higher U.S. interest rates cause the dollar to rise relative to other currencies. With nearly all Asian currencies already down significantly, a hike in U.S. rates would force monetary authorities in Asia to choose between letting their currencies decline further or matching the rate increase, thereby slowing their already-sluggish economies.

                                                           Continued on page two

MARKET OVERVIEW

       Low inflation and steady Federal Reserve policy contributed to solid gains for fixed-income investments over the reporting period. The yield on the Treasury's benchmark 30-year bond began the year at 6.64 percent and climbed to
7.17 percent in April amid fears that strong economic growth would reignite inflation. When subsequent data showed the economy to be slowing, bond yields gradually drifted lower. By the end of the reporting period, long-term Treasury-bond yields had fallen to 5.92 percent, the lowest level in more than four years.
       During the 12 months through December, long-term general obligation bonds returned more than 11 percent, compared to just under 9 percent for intermediate-term bonds. Total volume of municipal debt rose to over $200 billion, the highest level since 1993. Close to 50 percent of issuance was enhanced by insurance. This increase in AAA-rated volume caused spreads between high quality and lower-rated paper to compress, making quality offerings attractive during the period. At the same time, however, it was difficult to build the income component of the portfolio due to the scarcity of higher yielding securities.

OUTLOOK

       We believe that reduced demand for American exports to Asia will exert a mild drag on the U.S. economy in coming months. But while corporate profits could suffer, slower economic growth will help mitigate the inflationary pressures caused by the tight domestic labor market. That scenario is typically good for fixed-income investments.
       However, if bond yields continue to drift lower, economic growth in the U.S. could accelerate later in 1998. In recent years, each significant decline in long-term interest rates has ignited economic growth by making housing, autos, and other big-ticket consumer goods more affordable. We also expect the healthy economy to keep credit spreads relatively tight in coming months.
       As we noted earlier, the Taxpayer Relief Act of 1997 provides attractive new vehicles through which investors can save for a variety of goals, including higher education and retirement. We encourage you to work with your financial adviser to consider how the tax changes can work to your benefit.
       Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to serve you through our diverse menu of quality investments.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.


[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1997

               VAN KAMPEN AMERICAN CAPITAL MUNICIPAL INCOME FUND

                                                           A SHARES  B SHARES  C SHARES
 TOTAL RETURNS

One-year total return based on NAV(1)....................     9.14%     8.27%     8.34%
One-year total return(2).................................     3.96%     4.27%     7.34%
Five-year average annual total return(2).................     5.61%     5.61%       N/A
Life-of-Fund average annual total return(2)..............     7.28%     5.67%     4.80%
Commencement date........................................  08/01/90  08/24/92  08/13/93

 DISTRIBUTION RATES AND YIELD

Distribution rate(3).....................................     5.11%     4.64%     4.65%
Taxable-equivalent distribution rate(4)..................     7.98%     7.25%     7.27%
SEC Yield(5).............................................     4.45%     3.87%     3.86%

N/A Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4) Taxable-equivalent calculations reflect a federal income tax rate of 36%.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending December 31, 1997.

A portion of the interest income may be subject to the federal alternative minimum tax (AMT).

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Investments in lower-rated, higher-yielding municipal securities involve a higher degree of risk. Investments in derivative securities will subject the Fund to greater risk.

Market forecasts provided in this report may not necessarily come to pass.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

    - Illustrate the general market environment in which your investments are being managed

    - Reflect the impact of favorable market trends or difficult market conditions

    - Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

    For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Lehman Brothers Municipal Bond Index over time. As a broad-based, unmanaged statistical composite, this index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. Similarly, its performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen American Capital Municipal Income Fund vs. Lehman Brothers Municipal Bond Index
    (August 1, 1990 through December 31, 1997)

                                   [GRAPH]

                          VKAC               Lehman Brothers
                        Municipal             Municipal Bond
  Date                 Income Fund                Index
Aug 1990                 9,446.00               10,000.00
Dec 1990                 9,771.00               10,437.60
Dec 1991                11,137.00               11,705.30
Dec 1992                12,215.00               12,737.20
Dec 1993                13,706.00               14,300.80
Dec 1994                12,833.00               13,561.30
Dec 1995                14,836.00               15,929.50
Dec 1996                15,439.00               16,636.50
Dec 1997                16,849.00               18,167.40


-------------------------------
Fund's Total Return
1 Year Avg. Annual     =  3.96%
5 Year Avg. Annual     =  5.61%
Inception Avg. Annual  =  7.28%
-------------------------------


The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting yields on bonds. One hundred basis points is equal to one percent. For example, if a bond's yield changes from 7.00 to
6.65 percent, it would be considered a 35 basis point move.

CALL FEATURE: Allows the issuer to buy back the bond before the date of maturity. When the bond is called, the issuer repurchases it at or above its face value, and stops paying interest on that loan.

CLASS A SHARES: When Class A shares of a fund are purchased, the share price includes the net asset value plus a one-time sales charge (or "load"). There is no redemption fee (Contingent Deferred Sales Charge).

COUPON RATE: The stated rate of interest the bond pays until maturity, expressed as a percentage of the face value.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues (such as AAA-rated municipal bonds) and lower-quality issues (such as BBB- and non-rated municipal bonds). Under normal circumstances, lower-quality issues provide higher yields in order to compensate investors for the additional credit risk.

DURATION: A measure of a bond's sensitivity to changes in interest rates, expressed in years. The longer a fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when rates decline.

FEDERAL FUNDS RATE: The interest rate charged by one institution lending federal funds to another. This overnight rate is used to meet banks' daily reserve requirements. The Federal Reserve Board uses the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): A seven-member group that directs the operations of the Federal Reserve System, the central bank system of the United States. Currently led by Chairman Alan Greenspan, the Fed meets eight times a year to establish monetary policy and monitor the country's economic pulse.

GENERAL OBLIGATION BONDS: Bonds backed by the full faith and credit (taxing authority) of the issuer for timely payment of interest and principal. General obligation bonds are issued to finance essential government projects, such as highways and schools.

INFLATION: An economic state in which the amount of money supply and business activity dramatically increases, accompanied by sharply rising prices. Inflation is widely measured by the Consumer Price Index, a leading economic indicator that measures the change in the cost of purchased goods and services.

MUNICIPAL BOND: A debt security issued by a state, municipality or other governmental entity to finance capital expenditures such as the construction of highways, public works, or school buildings.

MUNICIPAL REVENUE BONDS: Bonds that are payable only from the revenues the project will generate and are not backed by any taxing authority of the issuer. Revenue bonds are issued to finance the building of hospitals, toll bridges, electric dams, airports, and college dormitories.

MUNICIPAL YIELD CURVE: A representation of the actual or projected yields of municipal bond securities in relationship to their maturities.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

PUT BOND: A long-term bond that the bondholder can "put" back to the issuer for redemption at a specified price on a specified future date prior to maturity.

PREREFUNDING: A process whereby new bonds are issued to refinance an outstanding bond issue. This typically occurs when interest rates decline and an issuer wishes to replace higher-yielding bonds with current lower-yielding issues.

YIELD CURVE: A result of viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years, grouped together, will often reflect a pattern of increasing yield as maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates. An "inverted" yield curve indicates that short-term rates are higher than long-term rates.

ZERO COUPON BONDS: A corporate or municipal debt security traded at a deep discount from face value that pays no interest and it may be redeemed at maturity for full face value.

                          PORTFOLIO MANAGEMENT REVIEW
               VAN KAMPEN AMERICAN CAPITAL MUNICIPAL INCOME FUND

We recently spoke with the management team of the Van Kampen American Capital Municipal Income Fund about the key events and economic forces that shaped the markets during the Fund's fiscal year. The team includes David C. Johnson, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the 12-month period ended December 31, 1997.

Q HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT IN WHICH THE FUND HAS OPERATED DURING THE PAST 12 MONTHS?

A The bond market saw healthy price advances during 1997, but this ascension was not a smooth ride. Early in the year, bond prices began to fall when economic indicators caused concerns about rising inflation and a potential interest rate hike by the Federal Reserve Board. When the Fed raised interest rates by a modest 0.25 percent in late March, bond prices fell even further. By mid-April, however, the market's mood reversed, giving little indication of price pressures despite the economy's strength. Bond prices also benefited from heavy purchases by foreign investors and concerns that the stock market rally was nearing an end.
      While the economy showed few, if any, signs of inflation, bond prices continued their climb, and long-term interest rates declined further. This caused credit spreads between investment-grade and lower- or non-rated bonds to contract significantly. Also, an unprecedented amount of insured bond issuance--49 percent of total volume--reduced the supply of higher-yielding, lower- and non-rated bonds available in the market.

Q     HAVE THESE CONDITIONS AFFECTED THE MANAGEMENT OF THE FUND?

A Our overall strategy did not change based on market conditions, although lower yields made it more difficult to add significant value over our existing holdings. We evaluated bond issues on an individual basis and made purchases where we found the most appropriate opportunities.
      The narrowing of credit spreads, while limiting the attractiveness of the high-yielding, high-risk securities offered at the current market levels, actually increased the value of the lower- and non-rated bonds held in the Fund's portfolio, as prices appreciated considerably. By relying heavily on our research and analysis to find attractive issues, we have been able to consistently provide shareholders with a higher level of potential income.

Q     WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO?

A The declining market yields caused turnover in the portfolio to remain relatively low during the reporting period, because new bonds would have had lower yields than most of the bonds already in the portfolio. We continued to allocate the Fund's assets according to our stringent credit standards. Our sector weightings were a reflection of where we found opportunities on a bond-by-bond basis. No one sector dominated the portfolio during the period, but health care and industrial revenue bonds represented the largest sector concentrations in the Fund. Health-care holdings comprise 16.2 percent of the portfolio and the industrial revenue sector comprise 14.0 percent. In addition to these holdings, the Fund is diversified across a number of sectors including, general purpose, single family housing, and tax districts.
      In terms of credit quality, the Fund maintained a barbell structure, with concentrations in AAA- and BBB-rated securities. Approximately 41 percent of the Fund's long-term investments were non-rated or BBB-rated or below, while 42 percent of long-term investments were AAA-rated. Because the credit spreads were tight, we sold a number of the Fund's A- and AA-rated bonds in exchange for the added liquidity and safety of the AAA-rated bonds.
      In seeking to reduce volatility, we maintained the Fund's duration close to its benchmark, the Lehman Brothers Municipal Bond Index, which had a duration of 7.60 years. We concentrated on maintaining a balanced portfolio that we feel will perform well during both upward and downward swings in interest rates. For additional Fund portfolio highlights, please refer to page nine.

Q     HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A The Fund posted positive results for the fiscal year. Total return for the 12 months ended December 31, 1997 was 9.14 percent(1) (Class A shares at net asset value). By comparison, the Fund's benchmark, the Lehman Brothers
Municipal Bond Index produced a total return of 9.19 percent for the same period. Please keep in mind that this index is a broad-based, unmanaged index of municipal bonds and does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents.
      The Fund continued to meet its goal of providing a competitive level of tax-exempt current income. At year-end, the Fund's tax-exempt distribution rate (Class A shares) was 5.11 percent(3), based upon a monthly dividend of $0.0705 per Class A share and a maximum public offering price of $16.56. For investors in the 36 percent federal income tax bracket, the Fund's taxable-equivalent distribution rate was 7.98 percent(4). Please refer to the chart on page three for additional Fund performance results.

Q     WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?

A We expect the U.S. economy to remain strong going into 1998, although the growth rate could slow from its current level. The expediency with which the crisis in Southeast Asia is resolved will play a key role in how the
Fed will manage the U.S. interest rate environment in the coming year. We are cautiously optimistic that interest rates will remain fairly stable, if not move slightly lower in 1998. In the event that conditions in Southeast Asia stabilize and the U.S. economy shows increased signs of price appreciation and wage pressures, the Fed might take preemptive measures to keep inflation in check.
      We anticipate that long-term municipal bond yields will remain stable and that the tax-exempt bond market will continue to track Treasuries. Insured bond issuance is likely to decrease slightly as more investors will be willing to accept additional risk in exchange for the added yield of uninsured bonds. We believe general bond issuance across the board will remain at or slightly above 1997 levels. Although we would like to see credit spreads widen in the new year, all indicators lead us to believe that spreads will remain tight for the foreseeable future.
      We believe the Fund is well positioned to weather changes in interest rates in the coming year. Regardless of market conditions, we believe both the duration and sector diversity will enable the Fund to be less volatile to interest rate changes.

[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments


[SIG]
David C. Johnson

Portfolio Manager

                                              Please see footnotes on page three

                              PORTFOLIO HIGHLIGHTS

               VAN KAMPEN AMERICAN CAPITAL MUNICIPAL INCOME FUND

 TOP TEN STATES AS OF DECEMBER 31, 1997

                                                               PERCENTAGE OF FUND'S
                                                               LONG-TERM INVESTMENTS
New York....................................................          12.7%
Illinois....................................................          11.2%
California..................................................           6.6%
Colorado....................................................           5.5%
Pennsylvania................................................           5.2%
Florida.....................................................           4.9%
New Jersey..................................................           4.9%
Texas.......................................................           4.7%
Massachusetts...............................................           3.4%
Washington..................................................           3.3%

 CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF DECEMBER 31, 1997                                 AS OF JUNE 30, 1997(1)
AAA............... 42.1%                                AAA............... 39.6%
AA................  7.0%                                AA................ 10.3%
A................. 10.3%         [PIE CHART]            A................. 11.8%          [PIE CHART]
BBB............... 18.0%                                BBB............... 15.3%
BB................  1.1%                                BB................  1.3%
Non-Rated......... 21.5%                                Non-Rated......... 21.7%

Based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.

 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

      AS OF DECEMBER 31, 1997                                         AS OF JUNE 30, 1997(1)
Health Care........................  16.2%                      Health Care........................  16.3%
Industrial Revenue.................  14.0%                      Industrial Revenue.................  11.0%
General Purpose....................   7.7%                      Transportation.....................   8.4%
Public Building....................   7.6%                      Public Building....................   8.4%
Tax District.......................   6.9%                      General Purpose....................   8.1%

 DURATION

          AS OF DECEMBER 31, 1997(1)          AS OF JUNE 30, 1997(1)
Duration          7.51 years                        7.44 years

(1) Unaudited

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon    Maturity   Market Value
----------------------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  103.6%
          ALABAMA  1.6%
$ 2,100   Alabama St Indl Dev Auth Rev UNR-ROHN Inc Expansion Proj....   7.500%   09/15/11  $    2,213,547
  3,000   Alabama Wtr Pollutn Ctl Auth Revolving Fund Ln Ser A (AMBAC
          Insd).......................................................   6.750    08/15/17       3,365,490
    700   Bessemer, AL Indl Dev Brd ROHN Inc Proj.....................   9.000    09/15/01         752,878
  1,750   Bessemer, AL Indl Dev Brd ROHN Inc Proj.....................   9.500    09/15/11       2,167,777
  1,000   Mobile, AL Indl Dev Brd Solid Waste Disp Rev Mobile Energy
          Svcs Co Proj Rfdg...........................................   6.950    01/01/20       1,105,230
  1,000   Montgomery, AL Med Clinic Brd Jackson Hosp & Clinic (AMBAC
          Insd).......................................................   5.875    03/01/16       1,073,290
  5,150   West Jefferson Cnty, AL Amusement & Pub Pk Auth First Mtg
          Visionland Proj.............................................   8.000    12/01/26       5,429,851
                                                                                            --------------
                                                                                                16,108,063
                                                                                            --------------
          ALASKA  0.7%
  2,500   Alaska Energy Auth Pwr Rev Bradley Lake Proj Ser 1 (BIGI
          Insd).......................................................   6.250    07/01/21       2,574,500
  1,000   Alaska Indl Dev and Expt Auth Pwr Rev Upper Lynn Canal Regl
          Pwr.........................................................   5.700    01/01/12         997,230
  1,800   Alaska Indl Dev and Expt Auth Pwr Rev Upper Lynn Canal Regl
          Pwr.........................................................   5.875    01/01/32       1,814,490
  1,000   Valdez, AK Marine Term Rev Sohio Pipeline Rfdg..............   7.125    12/01/25       1,124,630
                                                                                            --------------
                                                                                                 6,510,850
                                                                                            --------------
          ARIZONA  2.0%
  1,000   Maricopa Cnty, AZ Indl Dev Auth Multi-Family Hsg Rev Rfdg...   6.500    07/01/09       1,074,920
    625   Pima Cnty, AZ Indl Dev Auth Single Family Mtg Rev (GNMA
          Collateralized).............................................   6.625    11/01/14         663,294
  5,220   Pinal Cnty, AZ Sch Dist No 8 Mammoth Ser A..................   9.500    07/01/10       6,070,495
    500   Scottsdale, AZ Indl Dev Auth Rev First Mtg Westminster Vlg
          Ser A Rfdg..................................................   8.250    06/01/15         562,700
  1,875   Scottsdale, AZ Indl Dev Hosp Scottsdale Mem Hosp Ser A Rfdg
          (AMBAC Insd)................................................   6.000    09/01/12       2,080,219
  1,750   Scottsdale, AZ Indl Dev Hosp Scottsdale Mem Hosp Ser A Rfdg
          (AMBAC Insd)................................................   6.125    09/01/17       1,943,882
  7,000   Tucson, AZ Arpt Auth Inc Spl Fac Rev Lockheed Aermod Cent
          Inc.........................................................   8.700    09/01/19       7,871,290
                                                                                            --------------
                                                                                                20,266,800
                                                                                            --------------
          ARKANSAS  0.9%
  5,355   Dogwood Addition PRD Muni Ppty Owners Multi-Purp Impt Dist
          No 8 AR Impt Ser A (e)......................................   7.500    01/31/06       5,140,800
  5,470   Dogwood Addition PRD Muni Ppty Owners Multi-Purp Impt Dist
          No 8 AR Impt Ser B (e)......................................   7.500    01/31/06       1,641,000
  2,000   Jackson Cnty, AR Hlthcare Fac Brd First Mtg Hosp Rev Newport
          Hosp & Clinic Inc...........................................   7.375    11/01/11       2,063,860
                                                                                            --------------
                                                                                                 8,845,660
                                                                                            --------------
          CALIFORNIA  6.8%
  5,230   California Edl Fac Auth Rev College of Osteopathic Med
          Pacific (Prerefunded @ 06/01/03)............................   7.500    06/01/18       6,062,041
  2,880   California Edl Fac Auth Rev Univ of La Verne................   6.300    04/01/09       3,075,869
 21,785   California Statewide Cmntys Dev Auth Spl Fac United Airls...   5.625    10/01/34      21,943,159
  4,285   Delano, CA Ctfs Partn Ser A.................................   9.250    01/01/22       5,034,404
  2,660   Escondido, CA Jt Pwrs Fin Auth Lease Rev (AMBAC Insd).......       *    09/01/10       1,350,668
  5,875   Escondido, CA Jt Pwrs Fin Auth Lease Rev (AMBAC Insd).......       *    09/01/11       2,770,709
  3,890   Escondido, CA Jt Pwrs Fin Auth Lease Rev (AMBAC Insd).......       *    09/01/13       1,597,234
  5,430   Escondido, CA Jt Pwrs Fin Auth Lease Rev (AMBAC Insd).......       *    09/01/14       2,075,129
  3,500   Escondido, CA Union High Sch Dist Cap Apprec (MBIA Insd)....       *    11/01/19       1,141,035
  5,000   Escondido, CA Union High Sch Dist Cap Apprec (MBIA Insd)....       *    11/01/20       1,548,500
    925   Fairfield, CA Hsg Auth Mtg Rev Creekside Estates Proj
          Rfdg........................................................   7.875    02/01/15         963,082
  8,075   Los Angeles, CA Elec Plant Rev Rfdg (MBIA Insd).............   4.750    11/15/19       7,694,344
  1,000   Madera Cnty, CA Ctfs Partn Vly Children's Hosp (MBIA
          Insd).......................................................   6.125    03/15/23       1,092,750
  2,825   Midpeninsula Regl Dist CA Fin Auth Rev (AMBAC Insd).........       *    09/01/15       1,130,847
  1,155   Midpeninsula Regl Open Space CA (AMBAC Insd)................       *    09/01/19         367,937
  1,265   Midpeninsula Regl Open Space CA (AMBAC Insd)................       *    09/01/22         341,487
  1,380   Midpeninsula Regl Open Space CA (AMBAC Insd)................       *    09/01/25         316,144
    900   Monterey, CA Regl Wastewater Fin Auth Wastewater Contract
          Rev (FSA Insd)..............................................       *    06/01/10         486,270
    800   Monterey, CA Regl Wastewater Fin Auth Wastewater Contract
          Rev (FSA Insd)..............................................       *    06/01/11         405,992
    700   Monterey, CA Regl Wastewater Fin Auth Wastewater Contract
          Rev (FSA Insd)..............................................       *    06/01/12         335,363
    700   Monterey, CA Regl Wastewater Fin Auth Wastewater Contract
          Rev (FSA Insd)..............................................       *    06/01/13         315,847

                                               See Notes to Financial Statements

                               December 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon    Maturity   Market Value
----------------------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$   700   Monterey, CA Regl Wastewater Fin Auth Wastewater Contract
          Rev (FSA Insd)..............................................       *    06/01/14  $      297,549
    500   Norco, CA Swr & Wtr Rev Rfdg................................   7.200%   10/01/19         554,265
  4,000   Riverside Cnty, CA Air Force Vlg West Inc Ser A Rfdg........   8.125    06/15/20       4,397,560
  2,000   Santa Ana, CA Cmnty Redev Agy Tax Alloc Ser B Rfdg..........   7.500    09/01/16       2,121,940
                                                                                            --------------
                                                                                                67,420,125
                                                                                            --------------
          COLORADO  5.7%
  2,840   Adams Cnty, CO Single Family Mtg Rev Ser A..................   8.875    08/01/11       3,939,620
  3,985   Adams Cnty, CO Single Family Mtg Rev Ser A..................   8.875    08/01/12       5,675,437
 10,500   Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev E-470Proj Ser
          C (Prerefunded @ 08/31/05)..................................       *    08/31/26       1,561,455
    775   Arapahoe Cnty, CO Single Family Mtg Rev Ser A (GNMA
          Collateralized).............................................   8.375    08/01/19         798,738
    500   Berry Creek Metro Dist CO Rfdg & Impt.......................   8.250    12/01/11         554,660
    500   Boulder Cnty, CO Indl Dev Rev Boulder Med Cent Proj.........   8.875    01/01/17         514,780
  1,000   Bowles Metro Dist CO........................................   7.750    12/01/15       1,059,650
  2,000   Denver, CO City & Cnty Arpt Rev Ser A.......................   7.000    11/15/99       2,101,160
  7,810   Denver, CO City & Cnty Arpt Rev Ser A.......................   8.500    11/15/23       8,775,238
  4,570   Denver, CO City & Cnty Arpt Rev Ser A.......................   8.000    11/15/25       5,047,793
    740   Denver, CO City & Cnty Arpt Rev Ser A (Prerefunded @
          11/15/00)...................................................   8.500    11/15/23         840,988
    430   Denver, CO City & Cnty Arpt Rev Ser A (Prerefunded @
          11/15/00)...................................................   8.000    11/15/25         482,916
  2,200   Denver, CO City & Cnty Spl Fac Arpt Rev United Airls Proj
          Ser A.......................................................   6.875    10/01/32       2,412,960
  1,000   Edgewater, CO Redev Auth Tax Increment Rev..................   6.750    12/01/08       1,098,240
  1,320   El Paso Cnty, CO Sch Dist No 003 Widefield Ser A (MBIA
          Insd).......................................................       *    12/15/14         531,260
  1,420   El Paso Cnty, CO Sch Dist No 003 Widefield Ser A (MBIA
          Insd).......................................................       *    12/15/15         536,618
  1,420   El Paso Cnty, CO Sch Dist No 003 Widefield Ser A (MBIA
          Insd).......................................................       *    12/15/16         501,558
  1,330   El Paso Cnty, CO Sch Dist No 003 Widefield Ser A (MBIA
          Insd).......................................................       *    12/15/18         412,420
  3,690   Jefferson Cnty, CO Residential Mtg Rev......................  11.500    09/01/12       6,259,089
  5,000   Meridian Metro Dist CO Peninsular & Oriental Steam Navig Co
          Rfdg........................................................   7.500    12/01/11       5,513,750
  2,000   Northern Metro Dist CO Adams Cnty Rfdg......................   6.500    12/01/16       2,036,900
  5,000   University of CO Hosp Auth Hosp Rev Ser A (Prerefunded @
          11/15/02) (AMBAC Insd)......................................   6.400    11/15/22       5,561,000
                                                                                            --------------
                                                                                                56,216,230
                                                                                            --------------
          CONNECTICUT  1.4%
  5,005   Connecticut St Hlth & Edl Fac Auth Rev Nursing Home Pgm
          AHF/Hartford................................................   7.125    11/01/14       5,767,111
  2,530   Mashantucket Western Pequot Tribe CT Spl Rev Ser A (a)......   6.400    09/01/11       2,825,555
  2,470   Mashantucket Western Pequot Tribe CT Spl Rev Ser A
          (Prerefunded @ 09/01/07)....................................   6.400    09/01/11       2,845,835
    495   Mashantucket Western Pequot Tribe CT Spl Rev Ser A 144A --
          Private Placement (a).......................................   6.500    09/01/06         566,433
    505   Mashantucket Western Pequot Tribe CT Spl Rev Ser A 144A --
          Private Placement (a).......................................   6.500    09/01/06         566,383
  1,500   Mashantucket Western Pequot Tribe CT Spl Rev Ser B, 144A --
          Private Placement (a).......................................   5.750    09/01/27       1,535,220
                                                                                            --------------
                                                                                                14,106,537
                                                                                            --------------
          DISTRICT OF COLUMBIA  0.3%
  2,500   District of Columbia Rev Natl Pub Radio Ser A...............   7.700    01/01/23       2,750,350
                                                                                            --------------
          FLORIDA  5.1%
    430   Atlantic Beach, FL Rev Fleet Landing Proj Ser A Rfdg &
          Impt........................................................   7.500    10/01/02         451,737
    500   Atlantic Beach, FL Rev Fleet Landing Proj Ser A Rfdg &
          Impt........................................................   7.875    10/01/08         568,335
  1,565   Broward Cnty, FL Res Recovery Rev Waste Energy North Proj...   7.950    12/01/08       1,706,726
  2,045   Broward Cnty, FL Res Recovery Rev Waste Energy South Proj...   7.950    12/01/08       2,230,195
 24,000   Dade Cnty, FL Gtd Entitlement Rev Cap Apprec Ser A Rfdg
          (MBIA Insd).................................................       *    02/01/18       7,838,640
 14,465   Dade Cnty, FL Spl Oblig Cap Apprec Ser B Rfdg (AMBAC
          Insd).......................................................       *    10/01/21       4,014,616
    560   Florida St Brd Edl Cap Outlay Pub Edl Ser A Rfdg............   7.250    06/01/23         606,536
    590   Florida St Brd Edl Cap Outlay Pub Edl Ser A Rfdg
          (Prerefunded @ 06/01/00)....................................   7.250    06/01/23         645,053
  6,500   Florida St Muni Pwr Agy Rev (AMBAC Insd)....................   4.500    10/01/27       5,878,145
  2,255   Greater Orlando Aviation Auth Orlando, FL Arpt Fac Rev......   8.375    10/01/16       2,364,413

                                               See Notes to Financial Statements

                               December 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon    Maturity   Market Value
----------------------------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$ 2,875   Martin Cnty, FL Indl Dev Auth Indl Dev Rev Indiantown
          Cogeneration Proj A Rfdg....................................   7.875%   12/15/25  $    3,365,101
  1,500   Orange Cnty, FL Hlth Fac Auth Rev First Mtg Orlando Lutheran
          Twr Rfdg....................................................   8.750    07/01/26       1,763,400
    595   Orange Cnty, FL Tourist Dev Tax Rev (AMBAC Insd)............   6.000    10/01/16         619,669
    405   Orange Cnty, FL Tourist Dev Tax Rev (Prerefunded @ 10/01/00)
          (AMBAC Insd)................................................   6.000    10/01/16         426,080
  5,000   Saint John's River Wtr Mgmt Dist FL Land Acquisition Rev
          Rfdg (FSA Insd).............................................   5.125    07/01/16       5,023,500
  4,185   Sarasota Cnty, FL Hlth Fac Auth Rev Hlthcare
          Kobernick/Meadow Pk (Prerefunded @ 07/01/02) (b)............  10.000    07/01/22       5,222,671
  5,000   Sarasota Cnty, FL Public Hosp Brd Miles Sarasota Mem Hosp
          Proj Ser A (MBIA Insd)......................................       *    10/01/21       4,900,000
  1,000   Tampa Palms, FL Open Space & Transn Cmnty Dev Dist Rev Cap
          Impt Area 7 Proj............................................   7.500    05/01/18       1,052,730
    900   Tampa Palms, FL Open Space & Transn Cmnty Dev Dist Rev Cap
          Impt Area 7 Proj............................................   8.500    05/01/17         992,556
    670   Tampa, FL Cap Impt Pgm Rev Ser A............................   8.250    10/01/18         689,604
                                                                                            --------------
                                                                                                50,359,707
                                                                                            --------------
          GEORGIA  0.5%
  3,000   Atlanta, GA Arpt Fac Rev....................................   6.250    01/01/21       3,157,590
  1,500   Georgia Muni Elec Auth Pwr Rev Ser X (MBIA Insd)............   6.500    01/01/20       1,810,650
                                                                                            --------------
                                                                                                 4,968,240
                                                                                            --------------
          HAWAII  2.7%
  4,055   Hawaii St Arpts Sys Rev Ser 1993 (MBIA Insd)................   6.350    07/01/07       4,495,089
 14,100   Hawaii St Dept Budget & Fin Spl Purp Rev Hawaiian Elec Co
          (MBIA Insd).................................................   6.550    12/01/22      15,542,148
  2,350   Hawaii St Dept Tran Spl Fac Rev Continental Airls Inc.......   9.700    06/01/20       2,632,822
  1,475   Hawaii St Harbor Cap Impt Rev (FGIC Insd)...................   6.350    07/01/07       1,635,082
  1,560   Hawaii St Harbor Cap Impt Rev (FGIC Insd)...................   6.400    07/01/08       1,733,082
    500   Hawaii St Harbor Cap Impt Rev (MBIA Insd)...................   7.000    07/01/17         537,825
                                                                                            --------------
                                                                                                26,576,048
                                                                                            --------------
          ILLINOIS  11.6%
  4,425   Bedford Park, IL Tax Increment Rev Sr Lien Bedford City Sq
          Proj........................................................   9.250    02/01/12       5,107,955
  1,350   Bridgeview, IL Tax Increment Rev Rfdg.......................   9.000    01/01/11       1,566,648
  6,790   Broadview, IL Tax Increment Rev Sr Lien.....................   8.250    07/01/13       7,706,650
  1,000   Chicago, IL Gas Supply Rev Ser A............................   8.100    05/01/20       1,100,120
  1,000   Chicago, IL Metro Wtr Reclamation Dist Gtr Chicago..........   7.000    01/01/11       1,220,200
  4,000   Chicago, IL O'Hare Intl Arpt Spl Fac Rev United Airls Inc...   8.500    05/01/18       4,404,040
  4,865   Chicago, IL O'Hare Intl Arpt Spl Fac Rev United Airls Inc
          Ser B.......................................................   8.950    05/01/18       5,535,640
  1,945   Chicago, IL Single Family Mtg Rev Ser A (GNMA
          Collateralized).............................................   7.000    09/01/27       2,171,028
    500   Chicago, IL Tax Increment Alloc San Drain & Ship Canal Ser
          A...........................................................   7.375    01/01/05         530,715
  1,000   Chicago, IL Tax Increment Alloc San Drain & Ship Canal Ser
          A...........................................................   7.750    01/01/14       1,095,420
  1,000   Cook Cnty, IL Cmnty College Dist No 508 Chicago Ctfs Partn
          (FGIC Insd).................................................   8.750    01/01/07       1,308,650
  1,000   Crestwood, IL Tax Increment Rev Rfdg........................   7.250    12/01/08       1,069,750
  1,600   DuPage Cnty, IL Fst Presv Dist..............................   5.000    10/01/17       1,586,000
  1,200   Hodgkins, IL Tax Increment..................................   9.500    12/01/09       1,418,004
  3,300   Hodgkins, IL Tax Increment (Prerefunded @ 12/01/01).........   9.500    12/01/09       4,044,612
  1,500   Hodgkins, IL Tax Increment Ser A Rfdg.......................   7.625    12/01/13       1,650,630
  9,310   Hoffman Estates, IL Tax Increment Rev Econ Dev Proj Area
          Rfdg (AMBAC Insd)...........................................   5.000    11/15/07       9,540,609
  5,000   Hoffman Estates, IL Tax Increment Rev Econ Dev Proj Area
          Rfdg (AMBAC Insd)...........................................   5.150    11/15/08       5,135,000
  1,500   Huntley, IL Increment Alloc Rev Huntley Redev Proj Ser A....   8.500    12/01/15       1,671,660
  1,000   Illinois Dev Fin Auth Elderly Hsg Rev Libertyville Towers
          Ser A.......................................................   6.500    09/01/09       1,055,380
    605   Illinois Dev Fin Auth Rev Cmnty Fac Clinic Altgeld Proj.....   8.000    11/15/06         676,202
  1,000   Illinois Edl Fac Auth Rev Lake Forest College (FSA Insd)....   6.750    10/01/21       1,098,050
  2,575   Illinois Edl Fac Auth Rev Lewis Univ Rfdg...................   6.000    10/01/24       2,634,508
  1,000   Illinois Edl Fac Auth Rev Northwestern Univ Ser 1985
          (Prerefunded @ 12/01/01)....................................   6.900    12/01/21       1,116,420
  1,000   Illinois Edl Fac Auth Rev Peace Mem Ministries Proj.........   7.500    08/15/26       1,070,200
  2,000   Illinois Hlth Fac Auth Rev Ancilla Sys Inc Ser B (MBIA
          Insd).......................................................   5.250    07/01/22       1,986,360

                                               See Notes to Financial Statements

                               December 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon    Maturity   Market Value
----------------------------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$ 3,000   Illinois Hlth Fac Auth Rev Sherman Hlth Sys (AMBAC Insd)....   5.250%   08/01/17  $    2,999,850
  4,100   Illinois Hlth Fac Auth Rev Fairview Oblig Group Proj A
          (Prerefunded @ 10/01/02)....................................   9.500    10/01/22       5,062,680
  2,000   Illinois Hlth Fac Auth Rev Fairview Oblig Group Proj B
          (Prerefunded @ 10/01/02)....................................   9.000    10/01/22       2,429,540
  1,500   Illinois Hlth Fac Auth Rev Fairview Oblig Group Ser A
          Rfdg........................................................   7.400    08/15/23       1,663,005
    505   Illinois Hlth Fac Auth Rev Glenoaks Med Cent Ser D..........   9.500    11/15/15         597,657
    425   Illinois Hlth Fac Auth Rev Glenoaks Med Cent Ser D
          (Prerefunded @ 11/15/00)....................................   9.500    11/15/15         494,220
  1,000   Illinois Hlth Fac Auth Rev IL Masonic Med Cent Ser B
          (Prerefunded @ 10/01/99)....................................   7.700    10/01/19       1,081,300
  1,000   Illinois Hlth Fac Auth Rev Mem Hosp.........................   7.250    05/01/22       1,085,190
  1,000   Illinois Hlth Fac Auth Rev Northwestern Mem Hosp............   6.750    08/15/11       1,098,450
  2,600   Illinois Hlth Fac Auth Rev Utd Med Cent (Prerefunded @
          07/01/03)...................................................   8.375    07/01/12       3,102,138
  4,850   Illinois Hsg Dev Auth Residential Mtg Rev (Inverse Fltg)....   9.319    11/28/97       5,486,563
  1,250   Mill Creek Wtr Reclamation Dist IL Sewage Rev...............   8.000    03/01/10       1,408,300
    750   Mill Creek Wtr Reclamation Dist IL Wtrwrks Rev..............   8.000    03/01/10         844,980
  1,000   Palatine, IL Tax Increment Rev Rand/Dundee Cent Proj........   7.750    01/01/17       1,049,170
  2,800   Regional Tran Auth IL Ser A (AMBAC Insd)....................   8.000    06/01/17       3,816,960
  7,500   Robbins, IL Res Recovery Rev................................   8.375    10/15/16       7,828,275
  3,000   Robbins, IL Res Recovery Rev Recreation Robbins Res Partn
          Ser B.......................................................   8.375    10/15/16       3,131,310
    820   Round Lake Beach, IL Tax Increment Rev Rfdg.................   7.200    12/01/04         891,151
    500   Round Lake Beach, IL Tax Increment Rev Rfdg.................   7.500    12/01/13         545,580
  1,575   Saint Charles, IL Indl Dev Rev Tri-City Cent Proj...........   7.500    11/01/13       1,667,122
  1,240   Southern IL Univ Rev Hsg & Aux Fac Sys Ser A (MBIA Insd)....   5.800    04/01/10       1,328,375
                                                                                            --------------
                                                                                               115,112,267
                                                                                            --------------
          INDIANA  2.4%
  1,000   East Chicago, IN Exempt Fac Inland Steel Co Proj No 14......   6.700    11/01/12       1,124,860
  2,750   Elkhart Cnty, IN Hosp Auth Rev Elkhart Genl Hosp Inc........   7.000    07/01/12       3,041,417
  1,650   Indiana Bond Bank Spl Pgm Hendricks Redev Ser B.............   6.125    02/01/17       1,785,943
  3,125   Indiana Bond Bank Spl Pgm Hendricks Redev Ser B.............   6.200    02/01/23       3,374,625
  1,000   Indiana Hlth Fac Fin Auth Rev Ancilla Sys Inc Oblig Grp
          (MBIA Insd).................................................   5.250    07/01/17       1,000,000
  7,920   Indiana St Dev Fin Auth Environmental USX Corp Proj Rfdg &
          Impt........................................................   6.250    07/15/30       8,470,757
    550   Indianapolis, IN Loc Pub Impt Bond Bank Ser D...............   6.750    02/01/14         660,924
    450   Indianapolis, IN Loc Pub Impt Bond Bank Ser D...............   6.500    02/01/22         450,770
  1,075   Marion Cnty, IN Convention & Rectl Cap Apprec Sub Lease Rent
          B (MBIA Insd) (c)...........................................       *    06/01/12         520,848
  1,000   Marion Cnty, IN Convention & Rectl Cap Apprec Sub Lease Rent
          B (MBIA Insd) (c)...........................................       *    06/01/16         382,970
  1,000   Marion Cnty, IN Hosp Auth Hosp Fac Rev......................   6.500    09/01/13       1,119,840
    140   Saint Joseph Cnty, IN Redev Dist Tax Increment Rev Ser B....       *    06/30/11          51,145
    140   Saint Joseph Cnty, IN Redev Dist Tax Increment Rev Ser B....       *    06/30/12          47,377
    135   Saint Joseph Cnty, IN Redev Dist Tax Increment Rev Ser B....       *    06/30/13          42,320
    130   Saint Joseph Cnty, IN Redev Dist Tax Increment Rev Ser B....       *    06/30/14          37,751
    130   Saint Joseph Cnty, IN Redev Dist Tax Increment Rev Ser B....       *    06/30/15          35,003
    135   Saint Joseph Cnty, IN Redev Dist Tax Increment Rev Ser B....       *    06/30/16          33,672
    225   Saint Joseph Cnty, IN Redev Dist Tax Increment Rev Ser B....       *    06/30/17          51,986
  1,500   Wells Cnty, IN Hosp Auth Rev Caylor-Nickel Med Cent Inc
          Rfdg........................................................   8.500    04/15/03       1,700,880
                                                                                            --------------
                                                                                                23,933,088
                                                                                            --------------
          IOWA  1.0%
  2,045   Iowa Fin Auth Hosp Fac Rev Trinity Regl Hosp Proj (FSA
          Insd).......................................................   6.000    07/01/07       2,270,830
  2,500   Iowa Fin Auth Hosp Fac Rev Trinity Regl Hosp Proj (FSA
          Insd).......................................................   5.750    07/01/17       2,660,225
  2,000   Iowa Fin Auth Multi-Family Rev Hsg Hamlet Apts Proj A Rfdg
          (GNMA Collateralized).......................................   6.150    05/01/32       2,099,760
  2,855   Muscatine, IA Elec Rev Rfdg.................................   5.000    01/01/08       2,855,371
                                                                                            --------------
                                                                                                 9,886,186
                                                                                            --------------

                                               See Notes to Financial Statements

                               December 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon    Maturity   Market Value
----------------------------------------------------------------------------------------------------------
          KANSAS  0.1%
$ 1,000   Newton, KS Hosp Rev Newton Hlthcare Corp Ser A..............   7.750%   11/15/24  $    1,125,060
                                                                                            --------------
          KENTUCKY  2.2%
  1,000   Bowling Green, KY Indl Dev Rev Coltec Inds Inc Rfdg.........   6.550    03/01/09       1,063,900
 10,950   Jefferson Cnty, KY Cap Projs Corp Rev Muni Multi-Lease Ser
          A...........................................................       *    08/15/14       3,519,877
  4,000   Jefferson Cnty, KY Hosp Rev Alliant Hlth Sys Proj (Inverse
          Fltg) (MBIA Insd)...........................................   8.566    10/09/08       4,780,000
  1,250   Kentucky Econ Dev Fin Auth Med Cent Rev Ashland Hosp Corp
          Ser A Rfdg & Impt (FSA Insd)................................   6.125    02/01/12       1,362,038
  1,490   Kentucky Hsg Corp Hsg Rev Ser D (FHA/VA Gtd)................   7.450    01/01/23       1,594,702
  8,000   Kentucky St Tpk Auth Res Recovery Rd Rev Ser A..............   5.000    07/01/08       8,001,040
  1,000   Kentucky St Tpk Auth Toll Rd Rev Ser A......................   5.500    07/01/07       1,005,680
                                                                                            --------------
                                                                                                21,327,237
                                                                                            --------------
          LOUISIANA  0.7%
    500   Hodge, LA Util Rev Stone Container Corp Ser 1990............   9.000    03/01/10         544,780
  1,990   Lafayette, LA Econ Dev Auth Indl Dev Rev Advanced Polymer
          Proj Ser 1985...............................................  10.000    11/15/04       2,530,185
  1,000   Lake Charles, LA Harbor & Terminal Dist Port Fac Rev
          Trunkline Rfdg..............................................   7.750    08/15/22       1,156,110
    425   Louisiana Pub Fac Auth Rev Indl Dev Beverly Enterprises Inc
          Rfdg........................................................   8.250    09/01/08         473,837
    900   Port New Orleans, LA Indl Dev Rev Avondale Inds Inc Proj
          Rfdg........................................................   8.250    06/01/04         996,030
  1,400   West Feliciana Parish, LA Pollutn Ctl Rev Gulf States Util
          Co Proj Ser A...............................................   7.500    05/01/15       1,572,718
                                                                                            --------------
                                                                                                 7,273,660
                                                                                            --------------
          MARYLAND  0.2%
  1,500   Baltimore Cnty, MD Pollutn Ctl Rev Bethlehem Steel Corp Proj
          Ser A Rfdg..................................................   7.550    06/01/17       1,672,665
                                                                                            --------------
          MASSACHUSETTS  3.6%
  1,000   Boston, MA Rev Boston City Hosp Ser A (FHA Gtd) (Prerefunded
          @ 08/15/00).................................................   7.625    02/15/21       1,105,980
  1,455   Massachusetts Edl Ln Auth Rev Edl Ln Rev Muni Forwards Issue
          E Ser A (AMBAC Insd)........................................   7.000    01/01/10       1,555,191
  4,200   Massachusetts St Hlth & Edl Fac Auth Rev New England Med
          Cent Hosp Ser G (Embedded Swap) (MBIA Insd).................   3.100    07/01/13       4,006,254
  1,000   Massachusetts St Hsg Fin Agy Multi-Family Residential Hsg
          Ser A.......................................................   8.750    08/01/08       1,022,180
  1,500   Massachusetts St Indl Fin Agy Hillcrest Edl Cent Inc Proj...   8.450    07/01/18       1,697,700
  5,000   Massachusetts St Indl Fin Agy Rev First Mtg Reeds Landing
          Proj........................................................   8.625    10/01/23       5,639,550
    980   Massachusetts St Indl Fin Agy Rev Gtr Lynn Mental Hlth Assoc
          Proj........................................................   8.800    06/01/14       1,171,649
  1,000   Massachusetts St Indl Fin Agy Rev Wtr Treatment American
          Hingham.....................................................   6.600    12/01/15       1,088,520
  5,000   Massachusetts St Turnpike Auth Metro Ser B (MBIA Insd)......   5.125    01/01/37       4,921,200
 11,000   Massachusetts St Wtr Resources Auth Genl Ser D Rfdg (MBIA
          Insd).......................................................   5.000    08/01/24      10,762,070
  2,000   Plymouth Cnty, MA Ctfs Partn Ser A..........................   7.000    04/01/22       2,255,820
                                                                                            --------------
                                                                                                35,226,114
                                                                                            --------------
          MICHIGAN  2.9%
  1,000   Detroit, MI Area No 1 Ser A (Prerefunded @ 07/01/99)........   7.600    07/01/10       1,071,900
  3,500   Detroit, MI Downtown Dev Auth Tax Increment Rev.............   6.200    07/01/17       3,798,165
  1,000   Detroit, MI Local Dev Fin Auth Ser C........................   6.850    05/01/21       1,027,080
  2,000   Grand Traverse Cnty, MI Hosp Fin Auth Hosp Rev Munson
          Hlthcare Ser A Rfdg (AMBAC Insd)............................   6.250    07/01/12       2,167,060
  1,750   Michigan St Hosp Fin Auth Rev Mercy Hlth Svcs Ser R (AMBAC
          Insd).......................................................   5.375    08/15/26       1,764,682
  5,600   Michigan St Hsg Dev Auth Rental Hsg Rev Ser B (Embedded
          Swap) (AMBAC Insd)..........................................   4.510    04/01/04       5,625,480
 11,000   Michigan St Strategic Fd Ltd Oblig Rev Great Lakes Pulp &
          Fibre Proj (d) (e)..........................................  10.250    12/01/16       6,105,000
  4,500   Michigan St Strategic Fd Solid Waste Disp Rev Genesee Pwr
          Station Proj................................................   7.500    01/01/21       4,898,340
  1,000   Mount Clemens, MI Hsg Corp Multi-Family Rev Hsg Ser A Rfdg
          (FHA Gtd)...................................................   6.600    06/01/13       1,065,290
  1,000   Royal Oak, MI Hosp Fin Auth Hosp Rev Ser D (Prerefunded @
          01/01/01)...................................................   6.750    01/01/20       1,092,540
                                                                                            --------------
                                                                                                28,615,537
                                                                                            --------------
          MINNESOTA  0.4%
  1,000   North Saint Paul, MN Multi-Family Rev Hsg Cottages North
          Saint Paul Rfdg.............................................   9.250    02/01/22       1,076,610
  2,000   Southern MN Muni Pwr Agy Pwr Supply Sys Rev Ser A Rfdg......   5.000    01/01/16       1,955,900
  1,250   Southern MN Muni Pwr Agy Pwr Supply Sys Rev Ser C...........   5.000    01/01/17       1,217,113
                                                                                            --------------
                                                                                                 4,249,623
                                                                                            --------------

                                               See Notes to Financial Statements

                               December 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon    Maturity   Market Value
----------------------------------------------------------------------------------------------------------
          MISSISSIPPI  0.7%
$ 5,000   Lowndes Cnty, MS Solid Waste Disp & Pollutn Ctl Rev
          Weyerhaeuser Co Rfdg (Inverse Fltg).........................   8.290%   04/01/22  $    6,120,550
  1,155   Ridgeland, MS Urban Renewal Rev the Orchard Ltd Proj Ser A
          Rfdg........................................................   7.750    12/01/15       1,262,380
                                                                                            --------------
                                                                                                 7,382,930
                                                                                            --------------
          MISSOURI  1.6%
  2,835   Kansas City, MO Port Auth Fac Riverfront Park Proj Ser A....   5.750    10/01/06       3,039,999
  2,000   Lees Summit, MO Indl Dev Auth Hlth Fac Rev John Knox Vlg
          Proj Rfdg & Impt............................................   7.125    08/15/12       2,144,200
  1,500   Missouri St Econ Dev Export & Infrastructure Brd Med Office
          Fac Rev (MBIA Insd).........................................   7.250    06/01/04       1,733,310
  3,920   Missouri St Econ Dev Export & Infrastructure Brd Med Office
          Fac Rev (MBIA Insd).........................................   7.250    06/01/14       4,502,629
  1,000   Missouri St Hlth & Edl Fac Auth Rfdg & Impt.................   8.125    10/01/10       1,091,740
  2,165   Saint Louis Cnty, MO Indl Dev Auth Nursing Home Rev Mary
          Queen & Mother Proj Rfdg (GNMA Collateralized)..............   7.125    03/20/23       2,357,512
    880   Saint Louis, MO Tax Increment Rev Scullin Redev Area Ser
          A...........................................................  10.000    08/01/10       1,110,657
                                                                                            --------------
                                                                                                15,980,047
                                                                                            --------------
          NEBRASKA  0.7%
  1,200   Nebraska Invt Fin Auth Single Family Mtg Rev (Inverse Fltg)
          (GNMA Collateralized).......................................  11.287    09/10/30       1,354,500
    800   Nebraska Invt Fin Auth Single Family Mtg Rev (Inverse Fltg)
          (GNMA Collateralized).......................................   9.341    09/15/24         894,000
  4,400   Nebraska Invt Fin Auth Single Family Mtg Rev (Inverse Fltg)
          (GNMA Collateralized).......................................   9.913    10/17/23       4,933,500
                                                                                            --------------
                                                                                                 7,182,000
                                                                                            --------------
          NEVADA  0.7%
  4,000   Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj Ser A (FGIC
          Insd).......................................................   6.700    06/01/22       4,402,600
  2,300   Henderson, NV Loc Impt Dist No T-4 Ser A....................   8.500    11/01/12       2,409,319
                                                                                            --------------
                                                                                                 6,811,919
                                                                                            --------------
          NEW HAMPSHIRE  0.8%
  1,555   New Hampshire Higher Edl & Hlth Fac Auth Rev................   8.800    06/01/09       1,846,936
  2,000   New Hampshire Higher Edl & Hlth Fac Auth Rev Daniel Webster
          College Issue Rfdg..........................................   7.625    07/01/16       2,204,600
  1,000   New Hampshire Higher Edl & Hlth Fac Auth Rev New London Hosp
          Assn Proj...................................................   7.500    06/01/05       1,125,650
  1,000   New Hampshire St Business Fin Auth Elec Fac Rev Plymouth
          Cogeneration................................................   7.750    06/01/14       1,074,480
  1,000   New Hampshire St Tpk Sys Rev Ser A Rfdg (FGIC Insd).........   6.750    11/01/11       1,157,620
                                                                                            --------------
                                                                                                 7,409,286
                                                                                            --------------
          NEW JERSEY  5.1%
    400   Atlantic City, NJ Brd Edl Sch (Prerefunded @ 12/01/02)
          (AMBAC Insd)................................................   6.125    12/01/11         440,708
    250   Camden Cnty, NJ Impt Auth Lease Rev Cnty Gtd (MBIA Insd)....   6.150    10/01/14         274,133
  2,000   Camden Cnty, NJ Impt Auth Lease Rev Dockside Refrigerated...   8.400    04/01/24       2,263,540
    500   Essex Cnty, NJ Impt Auth Lease Cnty Jail Proj A (MBIA
          Insd).......................................................   5.600    12/01/16         528,170
    250   Essex Cnty, NJ Impt Auth Lease Jail & Youth House Proj
          (Prerefunded @ 12/01/04) (AMBAC Insd).......................   6.600    12/01/07         288,062
    375   Essex Cnty, NJ Impt Auth Lease Jail & Youth House Proj Rfdg
          (AMBAC Insd)................................................   5.350    12/01/24         379,935
    370   Essex Cnty, NJ Ser A1 Rfdg (AMBAC Insd).....................   5.375    09/01/10         389,580
    250   Hudson Cnty, NJ Ctfs Partn Correctional Fac Rfdg (MBIA
          Insd).......................................................   6.600    12/01/21         273,045
    250   Lacey Muni Util Auth NJ Wtr Rev (Prerefunded @ 12/01/04)
          (MBIA Insd).................................................   6.250    12/01/24         282,873
    250   Mercer Cnty, NJ Impt Auth Rev Cap Apprec....................       *    04/01/11         130,958
    250   Mercer Cnty, NJ Impt Auth Rev Ewing Brd Edl Lease Proj Rfdg
          (MBIA Insd).................................................   5.000    11/15/16         249,410
  6,130   Middlesex Cnty, NJ Util Auth Swr Rev Ser A Rfdg (MBIA
          Insd).......................................................   7.450    08/15/10       7,105,896
    500   Millburn Twp, NJ Brd Ed.....................................   5.350    07/15/12         532,855
  1,000   New Jersey Bldg Auth St Bldg Rev............................   5.000    06/15/18         979,900
    500   New Jersey Econ Dev Auth Dist Heating & Cooling Rev Trigen
          Trenton Ser A...............................................   6.200    12/01/10         529,920
  2,000   New Jersey Econ Dev Auth Holt Hauling & Warehsg Rev Ser G
          Rfdg........................................................   8.400    12/15/15       2,199,280
    300   New Jersey Econ Dev Auth Mkt Transition Fac Rev Sr Lien Ser
          A (MBIA Insd)...............................................   5.800    07/01/09         324,723
    210   New Jersey Econ Dev Auth Pollutn Ctl Rev Pub Svcs Elec & Gas
          Co Proj A (MBIA Insd).......................................   6.400    05/01/32         230,288
  1,900   New Jersey Econ Dev Auth Rev First Mtg Winchester Gardens
          Ser A.......................................................   8.500    11/01/16       2,038,909
    350   New Jersey Econ Dev Auth Rev RWJ Hlthcare Corp (FSA Insd)...   6.250    07/01/14         386,298
  1,000   New Jersey Econ Dev Auth Rev United Methodist Homes.........   7.500    07/01/20       1,115,240

                                               See Notes to Financial Statements

                               December 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon    Maturity   Market Value
----------------------------------------------------------------------------------------------------------
          NEW JERSEY (CONTINUED)
$ 1,000   New Jersey Econ Dev Auth Rev United Methodist Homes Oblig
          Ser A.......................................................   7.500%   07/01/25  $    1,115,240
    300   New Jersey Econ Dev Auth Wtr Fac Rev Hackensack Wtr Co Proj
          B Rfdg (MBIA Insd)..........................................   5.900    03/01/24         320,385
    490   New Jersey Hlthcare Fac Fin Auth Rev Atlantic City Med Cent
          Ser C Rfdg..................................................   6.800    07/01/11         541,146
    700   New Jersey Hlthcare Fac Fin Auth Rev Christ Hosp Group Issue
          (Connie Lee Insd)...........................................   7.000    07/01/04         802,557
    400   New Jersey Hlthcare Fac Fin Auth Rev Christ Hosp Group Issue
          (Connie Lee Insd)...........................................   7.000    07/01/06         470,296
    250   New Jersey Hlthcare Fac Fin Auth Rev Englewood Hosp & Med
          Cent........................................................   6.700    07/01/15         275,060
    250   New Jersey Hlthcare Fac Fin Auth Rev Genl Hosp Cent at
          Passaic (FSA Insd)..........................................   6.000    07/01/06         278,488
    250   New Jersey Hlthcare Fac Fin Auth Rev Genl Hosp Cent at
          Passaic (FSA Insd)..........................................   6.750    07/01/19         293,577
    400   New Jersey Hlthcare Fac Fin Auth Rev Jersey Shore Med Cent
          Rfdg (AMBAC Insd)...........................................   6.250    07/01/21         441,484
    500   New Jersey Hlthcare Fac Fin Auth Rev Southern Ocean Cnty
          Hosp Ser A..................................................   6.125    07/01/13         523,685
    400   New Jersey Sports & Exposition Auth Convention Cent Luxury
          Tax Rev Ser A Rfdg (MBIA Insd)..............................   6.250    07/01/20         436,836
    200   New Jersey St Edl Fac Auth Rev Caldwell College Ser A.......   7.250    07/01/25         217,744
    250   New Jersey St Edl Fac Auth Rev Glassboro St College Ser A
          (Prerefunded @ 07/01/01) (MBIA Insd)........................   6.700    07/01/21         275,460
    270   New Jersey St Hsg & Mtg Fin Agy Rev Home Buyer Ser K (MBIA
          Insd).......................................................   6.375    10/01/26         286,435
    500   New Jersey St Hsg & Mtg Fin Agy Rev Home Buyer Ser O (MBIA
          Insd).......................................................   6.300    10/01/23         532,445
    500   New Jersey St Hsg & Mtg Fin Agy Rev Home Buyer Ser S........   6.000    10/01/21         524,570
  3,480   New Jersey St Tpk Auth Tpk Rev Ser C Rfdg (MBIA Insd).......   6.500    01/01/16       4,138,590
 15,335   Salem Cnty, NJ Indl Pollutn Ctl Fin Auth Rev Pub Svc Elec &
          Gas Co Proj C Rfdg (MBIA Insd) (b)..........................   6.200    08/01/30      16,987,960
    300   Union City, NJ (FSA Insd)...................................   6.375    11/01/10         351,957
    715   University Med & Dentistry NJ Ctfs Partn Ser A (MBIA
          Insd).......................................................   5.000    09/01/22         703,009
                                                                                            --------------
                                                                                                50,460,647
                                                                                            --------------
          NEW MEXICO  0.8%
  5,000   Farmington, NM Pollutn Ctl Rev Southern CA Edison Co Ser A
          Rfdg (MBIA Insd)............................................   5.875    06/01/23       5,283,950
  2,500   New Mexico St Hosp Equip Ln Council Hosp Rev San Juan Regl
          Med Cent Inc Proj (Prerefunded @ 06/01/01)..................   7.900    06/01/11       2,836,950
                                                                                            --------------
                                                                                                 8,120,900
                                                                                            --------------
          NEW YORK  13.1%
  2,805   Clifton Springs, NY Hosp & Clinic Hosp Rev Rfdg.............   8.000    01/01/20       3,104,097
  2,500   Herkimer Cnty, NY Indl Dev Agy Indl Dev Rev Burrows Paper
          Corp Recycling..............................................   8.000    01/01/09       2,610,775
  3,640   Metropolitan Tran Auth NY Commuter Fac Rev Svcs Contract Ser
          R Rfdg (c)..................................................   5.500    07/01/17       3,632,720
  5,000   Metropolitan Tran Auth NY Svcs Contract Tran Fac Ser 5
          Rfdg........................................................   7.000    07/01/12       5,469,150
  3,500   Metropolitan Tran Auth NY Svcs Contract Tran Fac Ser 7
          Rfdg........................................................   4.750    07/01/19       3,225,215
  1,500   Metropolitan Tran Auth NY Tran Fac Rev Ser G (MBIA Insd)
          (b).........................................................   5.500    07/01/15       1,500,585
  1,500   New York City Indl Dev Agy Brooklyn Navy Yard...............   5.650    10/01/28       1,519,875
  1,000   New York City Indl Dev Agy Civic Fac Marymount Manhattan
          College Proj................................................   7.000    07/01/23       1,075,820
  4,500   New York City Indl Dev Agy Spl Fac United Airls Inc Proj....   5.650    10/01/32       4,557,825
  4,100   New York City Muni Wtr Fin Auth Wtr & Swr Sys Rev Ser B.....   5.000    06/15/17       4,024,888
  5,000   New York City Ser A.........................................   7.000    08/01/07       5,804,550
  2,500   New York City Ser B.........................................   7.500    02/01/07       2,809,050
  5,000   New York City Ser C Rfdg....................................   6.500    08/01/04       5,442,700
    640   New York City Ser C SubSer C1...............................   7.500    08/01/20         726,803
  2,000   New York City Ser D Rfdg....................................   8.000    02/01/05       2,389,640
  2,200   New York City Ser E.........................................   5.700    08/01/08       2,325,224
 17,530   New York City Ser F (c).....................................   5.250    08/01/12      17,544,725
  5,000   New York St Dorm Auth Rev City Univ Ser F...................   5.500    07/01/12       5,104,600
  2,750   New York St Dorm Auth Rev Court Fac Lease Ser A.............   5.500    05/15/10       2,828,622
  2,295   New York St Dorm Auth Rev Mental Hlth Svcs Fac Ser A........   5.750    02/15/11       2,463,660
  2,285   New York St Dorm Auth Rev Mental Hlth Svcs Fac Ser A........   5.750    02/15/12       2,442,802
  3,400   New York St Dorm Auth Rev Mental Hlth Svcs Fac Ser B........   5.500    08/15/17       3,476,466

                                               See Notes to Financial Statements

                               December 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon    Maturity   Market Value
----------------------------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$ 2,500   New York St Energy Resh & Dev Auth Gas Fac Rev (Inverse
          Fltg).......................................................   8.406%   04/01/20  $    3,087,500
  3,000   New York St Energy Resh & Dev Auth Gas Fac Rev Brooklyn
          Union Gas Co Ser B (Inverse Fltg)...........................   9.747    07/01/26       3,918,750
  2,000   New York St Energy Resh & Dev Auth Pollutn Ctl Rev Niagara
          Mohawk Pwr Corp Ser A Rfdg (FGIC Insd)......................   7.200    07/01/29       2,303,200
  1,955   New York St Med Care Fac Fin Agy Rev Hosp & Nursing Home Mtg
          (Prerefunded @ 02/15/99) (FHA Gtd)..........................   7.250    02/15/09       2,065,888
    185   New York St Med Care Fac Fin Agy Rev Mental Hlth Svcs Fac
          Ser A.......................................................   7.750    08/15/11         207,326
  1,625   New York St Med Care Fac Fin Agy Rev Mental Hlth Svcs Fac
          Ser A (Prerefunded @ 02/15/01)..............................   7.750    08/15/11       1,827,995
    175   New York St Med Care Fac Fin Agy Rev Mental Hlth Svcs Fac
          Ser C.......................................................   7.300    02/15/21         194,549
  1,825   New York St Med Care Fac Fin Agy Rev Mental Hlth Svcs Fac
          Ser C (Prerefunded @ 08/15/01)..............................   7.300    02/15/21       2,051,446
  1,000   New York St Med Care Fac Fin Agy Rev North Genl Hosp........   7.400    02/15/19       1,059,200
  2,400   New York St Urban Dev Corp Rev Correctional Cap Fac Rfdg....   5.625    01/01/07       2,522,376
 20,500   New York St Urban Dev Corp Rev Correctional Cap Fac Ser A
          Rfdg (FSA Insd).............................................   5.250    01/01/14      21,452,020
  2,000   New York St Urban Dev Corp Rev Fac (Prerefunded @
          04/01/01)...................................................   7.500    04/01/20       2,244,720
  1,200   Port Auth NY & NJ Cons 95th Ser.............................   6.125    07/15/22       1,283,172
    500   Port Auth NY & NJ Spl Oblig Rev Spl Proj JFK Intl Arpt
          Terminal 6 (MBIA Insd)......................................   5.750    12/01/25         522,255
  1,500   Suffolk Cnty, NY Indl Dev Agy Indl Dev Rev..................   6.375    12/01/17       1,503,495
                                                                                            --------------
                                                                                               130,323,684
                                                                                            --------------
          NORTH CAROLINA  0.8%
  2,500   Martin Cnty, NC Indl Fac & Pollutn Ctl Fin Auth Rev Solid
          Waste Weyerhaeuser Co.......................................   5.650    12/01/23       2,538,725
  4,000   University of NC Chapel Hill Rev Utils Sys Rfdg.............       *    08/01/12       1,977,320
  4,000   University of NC Chapel Hill Rev Utils Sys Rfdg.............       *    08/01/15       1,667,080
  4,265   University of NC Chapel Hill Rev Utils Sys Rfdg.............       *    08/01/18       1,509,597
                                                                                            --------------
                                                                                                 7,692,722
                                                                                            --------------
          OHIO  2.9%
  1,250   Cleveland Cuyahoga Cnty, OH Port Auth Rev Dev Port Cleveland
          Bond Fund Ser A.............................................   5.750    05/15/20       1,250,950
    755   Cleveland Cuyahoga Cnty, OH Port Auth Rev Dev Port Cleveland
          Bond Fund Ser A.............................................   5.800    05/15/27         753,883
    500   Cleveland, OH Pkg Fac Rev Impt (Prerefunded @ 09/15/02).....   8.000    09/15/12         586,915
  1,000   Cuyahoga Cnty, OH Hlthcare Fac Rev Jennings Hall............   7.300    11/15/23       1,074,860
    370   Fairfield, OH Econ Dev Rev Beverly Enterprises Inc Proj
          Rfdg........................................................   8.500    01/01/03         403,093
  1,750   Franklin Cnty, OH Hlthcare Friendship Vlg Dublin, OH Rfdg...   5.625    11/01/22       1,767,132
  4,000   Mahoning Cnty, OH Hosp Facs Rev Forum Hlth Oblig Group Ser A
          (MBIA Insd).................................................   5.000    11/15/25       3,894,160
  7,240   Ohio Hsg Fin Agy Single Family Mtg Rev Ser B (Inverse Fltg)
          (GNMA Collateralized).......................................   9.770    03/31/31       8,145,000
  1,000   Ohio St Air Quality Dev Auth Rev JMG Funding Ltd Partnership
          Proj Rfdg (AMBAC Insd)......................................   6.375    04/01/29       1,101,280
  1,300   Ohio St Dept Admin Svcs Ctfs Partn (AMBAC Insd).............   5.000    06/15/17       1,290,380
  1,000   Ohio St Solid Waste Rev CSC Ltd Poj.........................   8.500    08/01/22       1,058,910
  4,000   Ohio St Solid Waste Rev Republic Engineered Steels Proj.....   8.250    10/01/14       4,078,640
  2,000   Ohio St Solid Waste Rev Republic Engineered Steels Proj.....   9.000    06/01/21       2,109,960
  1,500   Sandusky Cnty, OH Hosp Fac Rev Mem Hosp Proj Rfdg...........   7.750    12/01/09       1,502,250
                                                                                            --------------
                                                                                                29,017,413
                                                                                            --------------
          OKLAHOMA  1.4%
  7,685   Grand River Dam Auth OK Rev (b).............................   5.000    06/01/12       7,684,769
  1,980   McAlester, OK Pub Wks Auth Rev Rfdg & Impt (FSA Insd).......   5.250    12/01/22       1,985,722
  2,640   Oklahoma Hsg Fin Agy Single Family Rev Mtg Class B (GNMA
          Collateralized).............................................   7.997    08/01/18       3,064,565
  1,000   Tulsa, OK Muni Arpt Tran Rev American Airls Inc.............   7.600    12/01/30       1,108,900
                                                                                            --------------
                                                                                                13,843,956
                                                                                            --------------
          OREGON  0.3%
  2,000   Oregon St Econ Dev Rev Georgia Pacific Corp.................   6.350    08/01/25       2,128,800
    475   Salem, OR Hosp Fac Auth Rev Cap Manor Inc...................   7.500    12/01/24         511,851
                                                                                            --------------
                                                                                                 2,640,651
                                                                                            --------------

                                               See Notes to Financial Statements

                               December 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon    Maturity   Market Value
----------------------------------------------------------------------------------------------------------
          PENNSYLVANIA  5.4%
$   500   Chartiers Vly, PA Indl & Commercial Dev Auth First Mtg
          Rev.........................................................   7.250%   12/01/11  $      519,865
  5,000   Chester Cnty, PA Hlth & Edl Fac Auth Hlth Sys Rev (AMBAC
          Insd) (b)...................................................   5.650    05/15/20       5,150,650
    150   Delaware River Port Auth PA (FGIC Insd).....................   5.500    01/01/26         155,012
  1,750   Emmaus, PA Genl Auth Rev Ser A (BIGI Insd)..................   8.150    05/15/18       1,803,427
  2,500   Emmaus, PA Genl Auth Rev Ser C (BIGI Insd)..................   7.900    05/15/18       2,610,275
  2,500   Harrisburg, PA Auth Wtr Rev (Inverse Fltg) (FGIC Insd)......       *    06/18/15       2,818,750
  1,320   Harrisburg, PA Cap Apprec Nts Ser D Rfdg....................       *    09/15/16         507,131
  1,535   Harrisburg, PA Cap Apprec Nts Ser D Rfdg....................       *    09/15/19         503,726
  1,000   Lebanon Cnty, PA Hlth Fac Auth Hlth Cent Rev United Church
          of Christ Homes Rfdg........................................   6.750    10/01/10       1,017,950
    930   Lehigh Cnty, PA Indl Dev Auth Rev Rfdg......................   8.000    08/01/12         999,080
  1,275   Luzerne Cnty, PA Indl Dev Auth First Mtg Gross Rev Rfdg.....   7.875    12/01/13       1,392,466
  1,500   McKean Cnty, PA Hosp Auth Hosp Rev Bradford Hosp Proj
          (Crossover Rfdg @ 10/01/00).................................   8.875    10/01/20       1,701,465
  2,000   McKeesport, PA Hosp Auth Rev McKeesport Hosp Proj Rfdg......   6.500    07/01/08       2,118,100
  3,000   Montgomery Cnty, PA Higher Edl & Hlth Auth Hosp Rev
          (Embedded Swap) (AMBAC Insd)................................   7.710    11/28/97       3,272,160
  1,000   Montgomery Cnty, PA Indl Dev Auth Retirement Cmnty Rev......   6.300    01/01/13       1,007,490
  1,000   Montgomery Cnty, PA Indl Dev Auth Rev Res Recovery..........   7.500    01/01/12       1,106,050
  7,940   Pennsylvania St Ctfs Partn Ser A Rfdg (AMBAC Insd)..........   5.000    07/01/15       7,799,224
    500   Pennsylvania St Higher Edl Fac Auth College & Univ Rev
          Hahnemann Univ Proj (Prerefunded @ 07/01/99) (MBIA Insd)....   7.200    07/01/19         533,365
  3,150   Philadelphia, PA Auth for Indl Dev Rev Coml Dev RMK Rfdg....   7.750    12/01/17       3,563,154
    685   Philadelphia, PA Hosp & Higher Edl Fac Auth Hosp Rev........   7.250    03/01/24         725,072
  5,000   Philadelphia, PA Wtr & Wstwtr Ser A (AMBAC Insd)............   5.000    08/01/15       4,967,400
  5,000   Philadelphia, PA Wtr & Wstwtr Ser A (AMBAC Insd)............   5.000    08/01/22       4,895,850
  1,450   Ridley Park, PA Hosp Auth Rev Taylor Hosp Ser A Rfdg Hosp
          Auth Rev Ser 1993A..........................................   6.000    12/01/13       1,500,648
  1,000   Scranton Lackawanna, PA Hlth & Welfare Auth Rev Allied Svcs
          Rehab Hosp Ser A............................................   7.375    07/15/08       1,112,890
    500   Scranton Lackawanna, PA Hlth & Welfare Auth Rev Moses Taylor
          Hosp Proj (Prerefunded @ 07/01/01)..........................   8.250    07/01/09         574,190
  1,000   Washington Cnty, PA Hosp Auth Rev Hosp Canonsburg Genl Hosp
          Rfdg........................................................   7.350    06/01/13       1,062,590
                                                                                            --------------
                                                                                                53,417,980
                                                                                            --------------
          RHODE ISLAND  0.5%
  2,000   Providence, RI Redev Agy Ctfs Partn Ser A...................   8.000    09/01/24       2,206,880
  2,345   Rhode Island Hsg & Mtg Fin Corp Rental Hsg Pgm Ser B (FHA
          Gtd)........................................................   7.950    10/01/30       2,473,881
    600   West Warwick, RI Ser A......................................   7.300    07/15/08         664,386
                                                                                            --------------
                                                                                                 5,345,147
                                                                                            --------------
          SOUTH CAROLINA  0.4%
  3,000   Charleston Cnty, SC Arpt Dist Rfdg (MBIA Insd)..............   4.750    07/01/15       2,911,500
  1,070   Piedmont Muni Pwr Agy SC Elec Rev...........................   5.000    01/01/25       1,000,910
                                                                                            --------------
                                                                                                 3,912,410
                                                                                            --------------
          SOUTH DAKOTA  0.1%
  1,000   South Dakota St Hlth & Edl Fac Auth Rev Huron Regl Med
          Cent........................................................   7.250    04/01/20       1,122,770
    150   South Dakota St Hlth & Edl Fac Auth Rev Sioux Vly Hosp
          (Prerefunded @ 11/01/98)....................................   7.625    11/01/13         169,535
                                                                                            --------------
                                                                                                 1,292,305
                                                                                            --------------
          TENNESSEE  0.2%
  2,000   Springfield, TN Hlth & Edl Jesse Holman Jones Hosp Proj.....   8.500    04/01/24       2,334,460
                                                                                            --------------
          TEXAS  4.9%
  1,000   Austin, TX Arpt Sys Rev Prior Lien Ser A (MBIA Insd)........   6.125    11/15/25       1,080,270
    500   Baytown, TX Pptys Mgmt & Dev Corp Ser A (FNMA
          Collateralized).............................................   6.100    08/15/21         515,030
    150   Bell Cnty, TX Hlth Fac Dev Corp Rev Hosp Proj...............   9.250    07/01/08         162,209
  2,000   Bell Cnty, TX Indl Dev Corp Solid Waste Disposal Rev (c)....   7.600    12/01/17       2,006,180
    500   Bexar Cnty, TX Hlth Fac Dev Corp Hosp Rev Saint Luke's
          Lutheran Hosp...............................................   7.000    05/01/21         630,630

                                               See Notes to Financial Statements

                               December 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon    Maturity   Market Value
----------------------------------------------------------------------------------------------------------
          TEXAS (CONTINUED)
$ 1,500   Bexar Cnty, TX Hlth Fac Dev Corp Hosp Rev Saint Luke's
          Lutheran Hosp (Prerefunded @ 05/01/03)......................   7.900%   05/01/18  $    1,748,190
    337   Bexar Cnty, TX Hsg Fin Corp Rev Ser A (GNMA
          Collateralized).............................................   8.200    04/01/22         353,847
    375   Bexar Cnty, TX Hsg Fin Corp Rev Ser B (GNMA
          Collateralized).............................................   9.250    04/01/16         386,587
  1,000   Big Oaks Muni Util Dist TX Wtrwks & Sewer Sys...............   5.750    09/01/19         987,710
  1,675   Cedar Hill, TX Indpt Sch Dist Cap Apprec Rfdg...............       *    08/15/15         641,558
    625   Clear Creek, TX Indpt Sch Dist (Prerefunded @ 02/01/01).....   6.250    02/01/11         664,606
    250   Coastal Wtr Auth TX Conveyance Sys Rev (AMBAC Insd).........   6.250    12/15/17         277,778
    940   Dallas-Fort Worth, TX Intl Arpt Fac Impt Corp Rev American
          Airls Inc...................................................   7.500    11/01/25       1,026,640
    250   El Paso, TX Hsg Auth Multi-Family Rev Ser A.................   6.250    12/01/09         264,143
    105   Galveston, TX Ppty Fin Auth Single Family Mtg Rev Ser A.....   8.500    09/01/11         114,223
    250   Guadalupe Blanco River Auth TX Indl Dev Corp Pollutn Ctl
          Rev.........................................................   6.350    07/01/22         271,708
  1,250   Harris Cnty, TX Hlth Fac Dev Corp Mem Hosp Sys Proj Rfdg....   7.125    06/01/15       1,445,300
    100   Harris Cnty, TX Hsg Fin Corp Single Family Hsg Rev 1983 Ser
          A...........................................................  10.375    07/15/14         100,476
    250   Harris Cnty, TX Muni Util Dist No 120 (Prerefunded @
          08/01/01)...................................................   8.000    08/01/14         281,417
    375   Harris Cnty, TX Sch Hlthcare Corp Sys Rev (Prerefunded @
          07/01/01)...................................................   7.100    07/01/21         417,517
    650   Houston, TX Hsg Fin Corp Single Family Mtg Rev Ser A Rfdg
          (FSA Insd)..................................................   5.950    12/01/10         678,840
  1,690   Irving, TX Indpt Sch Dist...................................       *    02/15/15         702,871
  1,250   Irving, TX Indpt Sch Dist...................................       *    02/15/17         465,750
  1,000   Irving, TX Indpt Sch Dist Cap Apprec Ser A Rfdg.............       *    02/15/18         351,780
    250   Lockhart, TX Correctional Fac Fin Corp Rev (MBIA Insd)......   6.625    04/01/12         267,200
  5,500   Lower CO Rvr Auth TX Polltn Ctl Rev Samsung Austin
          Semiconductor...............................................   6.375    04/01/27       5,225,000
    500   Mission Bend Muni Util Dist No 2 TX.........................  10.000    09/01/98         519,860
    145   Montgomery Cnty, TX Hlth Fac Dev Corp Hosp Mtg Rev Woodlands
          Med Cent Proj Rfdg (Prerefunded @ 08/15/99).................   8.850    08/15/14         157,775
  3,500   North Central TX Hlth Fac Dev Corp Rev Presbyterian Hlthcare
          Sys Ser C (Inverse Fltg) (Prerefunded @ 06/19/01) (MBIA
          Insd).......................................................   9.345    05/01/97       4,178,125
    750   Northwest Harris Cnty, TX Muni Util Dist No 23 (Prerefunded
          @ 04/01/01).................................................   8.100    10/01/15         839,737
    250   San Antonio, TX Hlth Fac Dev Corp Rev Encore Nursing Cent
          Partn.......................................................   8.250    12/01/19         280,033
    525   Sportsmans World Muni Util Dist TX Rfdg.....................   6.000    08/01/13         534,922
  1,105   Sportsmans World Muni Util Dist TX Rfdg.....................   6.000    08/01/19       1,095,696
    250   Tarrant Cnty, TX Hlth Fac Dev Corp Hosp Rev Rfdg & Impt.....   7.000    05/15/28         274,323
    250   Tarrant Cnty, TX Hlth Fac Dev Corp Hosp Rev Rfdg & Impt
          (Prerefunded @ 05/15/03)....................................   7.000    05/15/28         285,580
    257   Texas Genl Svcs Cmnty Partn Interests Office Bldg & Land
          Acquisition Proj............................................   7.000    08/01/09         264,194
    500   Texas Genl Svcs Cmnty Partn Interests Office Bldg & Land
          Acquisition Proj............................................   7.000    08/01/19         513,530
    500   Texas Genl Svcs Cmnty Partn Interests Office Bldg & Land
          Acquisition Proj............................................   7.000    08/01/24         513,530
    919   Texas Genl Svcs Cmnty Partn Lease Purchase Ctfs.............   7.500    02/15/13         940,610
    115   Texas Hsg Agy Single Family Mtg Rev Ser A Rfdg..............   7.150    09/01/12         122,307
  5,250   Texas St Dept Hsg & Cmnty Affairs Home Mtg Rev Coll Ser C
          Rfdg (Inverse Fltg) (GNMA Collateralized)...................   9.612    07/31/97       6,601,875
    285   Texas St Higher Edl Brd College Sr Lien.....................   7.700    10/01/25         308,179
  4,025   Texas St Higher Edl Coordinating Brd College Student Ln.....       *    10/01/25       3,992,800
  1,000   Texas St Veterans Hsg Assist................................   6.800    12/01/10       1,077,440
  1,300   Texas St Veterans Hsg Assist (MBIA Insd)....................   6.800    12/01/23       1,394,965
  1,190   University Houston TX Univ Rev (AMBAC Insd).................   5.000    02/15/17       1,181,242
  2,250   West Side Calhoun Cnty, TX Navig Dist Solid Waste Disp Union
          Carbide Chem & Plastics.....................................   8.200    03/15/21       2,512,485
                                                                                            --------------
                                                                                                48,656,668
                                                                                            --------------
          UTAH  2.8%
  3,100   Bountiful, UT Hosp Rev South Davis Cmnty Hosp Proj..........   9.500    12/15/18       3,722,170
  1,340   Hildale, UT Elec Rev Gas Turbine Elec Fac Proj..............   7.800    09/01/15       1,398,893
  1,000   Hildale, UT Elec Rev Gas Turbine Elec Fac Proj..............   8.000    09/01/20       1,054,940

                                               See Notes to Financial Statements

                               December 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon    Maturity   Market Value
----------------------------------------------------------------------------------------------------------
          UTAH (CONTINUED)
$ 1,000   Hildale, UT Elec Rev Gas Turbine Elec Fac Proj..............   7.800%   09/01/25  $    1,039,830
  1,850   Intermountain Pwr Agy UT Pwr Supply Rev Ser 86B.............   5.000    07/01/16       1,789,301
  3,650   Intermountain Pwr Agy UT Pwr Supply Rev Ser B Rfdg..........   7.750    07/01/20       3,788,116
 11,000   Salt Lake City, UT Hosp Rev IHC Hosp Inc Rfdg (Embedded
          Swap).......................................................   7.190    12/03/97      12,334,190
    945   Utah St Hsg Fin Agy Single Family Mtg Sr Ser A1 (FHA Gtd)...   7.100    07/01/14       1,019,589
  1,280   Utah St Hsg Fin Agy Single Family Mtg Sr Ser A2 (FHA Gtd)...   7.200    01/01/27       1,379,866
                                                                                            --------------
                                                                                                27,526,895
                                                                                            --------------
          VIRGINIA  2.1%
  2,000   Fairfax Cnty, VA Park Auth Park Fac Rev.....................   6.625    07/15/14       2,167,700
  3,500   Fredericksburg, VA Indl Dev Auth Hosp Fac Rev (Prerefunded @
          08/15/01) (FGIC Insd).......................................   6.600    08/15/23       3,844,995
  2,080   Loudoun Cnty, VA Ctfs Partn (FSA Insd)......................   6.800    03/01/14       2,336,589
  1,000   Loudoun Cnty, VA Ctfs Partn (FSA Insd)......................   6.900    03/01/19       1,128,650
  5,000   Roanoke, VA Indl Dev Auth Hosp Rev Roanoke Mem Hosp Carilion
          Hlth Sys Ser B Rfdg (MBIA Insd) (b).........................   4.700    07/01/20       5,183,600
  1,000   Tazewell Cnty, VA Indl Dev Auth Lease Rev Tazewell Cnty Ct
          Hse Proj (MBIA Insd)........................................   5.300    01/01/22       1,009,130
  1,715   Upper Occoquan Sewage Auth VA Reg Sew Rev Rfdg (FGIC
          Insd).......................................................   5.000    07/01/21       1,680,168
  1,000   Virginia Port Auth Comwlth Port Fund Rev (Prerefunded @
          07/01/98)...................................................   8.200    07/01/08       1,041,110
  2,650   Virginia St Pub Bldg Auth Ser A.............................   5.500    08/01/16       2,782,845
                                                                                            --------------
                                                                                                21,174,787
                                                                                            --------------
          WASHINGTON  3.4%
  2,000   King Cnty, WA Ser D.........................................   5.700    12/01/10       2,206,600
  2,000   Washington St Hlthcare Fac Virginia Mason Med Cent Ser A
          Rfdg (MBIA Insd)............................................   5.125    08/15/17       1,976,720
 10,000   Washington St Pub Pwr Supply Ser A Rfdg (c).................   5.000    07/01/12       9,863,100
  1,250   Washington St Pub Pwr Supply Sys Nuclear Proj No 1 Rev (FGIC
          Insd).......................................................   7.125    07/01/16       1,556,700
  3,555   Washington St Pub Pwr Supply Sys Nuclear Proj No 1 Rev Ser C
          Rfdg (FSA Insd).............................................   5.375    07/01/15       3,603,135
  2,000   Washington St Pub Pwr Supply Sys Nuclear Proj No 2 Rev
          (Prerefunded @ 01/01/01)....................................   7.625    07/01/10       2,234,040
  1,000   Washington St Pub Pwr Supply Sys Nuclear Proj No 2 Rev
          (Prerefunded @ 07/01/00)....................................   7.375    07/01/12       1,096,520
  2,500   Washington St Pub Pwr Supply Sys Nuclear Proj No 2 Rev Rfdg
          (Prerefunded @ 07/01/00)....................................   7.000    07/01/12       2,719,225
  3,750   Washington St Pub Pwr Supply Sys Nuclear Proj No 3 Rev Ser C
          Rfdg (FSA Insd).............................................   5.375    07/01/15       3,800,775
  5,000   Washington St Public Pwr Supply Series A Rfdg (c)...........   5.125    07/01/18       4,897,500
                                                                                            --------------
                                                                                                33,954,315
                                                                                            --------------
          WEST VIRGINIA  0.7%
  6,750   South Charleston, WV Indl Dev Rev Union Carbide Chem &
          Plastics Ser A..............................................   8.000    08/01/20       7,312,005
                                                                                            --------------
          WISCONSIN  1.2%
    750   Jefferson, WI Swr Sys Wtrwrks & Elec Sys Mtg Rev
          (Prerefunded @ 07/01/01)....................................   7.400    07/01/16         830,325
  1,000   Oconto Falls, WI Cmnty Dev Oconto Falls Tissue Inc Proj.....   7.750    12/01/22       1,042,600
  1,250   Southeast WI Professional Baseball Pk Dist Sales Tax Rev
          (MBIA Insd).................................................       *    12/15/21         357,013
  1,250   Southeast WI Professional Baseball Pk Dist Sales Tax Rev
          (MBIA Insd).................................................       *    12/15/22         338,825
  1,250   Southeast WI Professional Baseball Pk Dist Sales Tax Rev....       *    12/15/23         321,550
  1,000   Southeast WI Professional Baseball Pk Dist Sales Tax Rev
          (MBIA Insd).................................................       *    12/15/26         219,200
  3,500   Southeast WI Professional Baseball Pk Dist Sales Tax Rev
          (MBIA Insd).................................................       *    12/15/27         727,615
  3,500   Southeast WI Professional Baseball Pk Dist Sales Tax Rev....       *    12/15/28         690,235
  3,500   Southeast WI Professional Baseball Pk Dist Sales Tax Rev
          (MBIA Insd).................................................       *    12/15/29         654,535
  2,150   Wisconsin Hsg & Econ Dev Auth Home Ownership Rev Rfdg
          (Inverse Fltg)..............................................  10.057    10/23/97       2,424,125
    600   Wisconsin St Hlth & Edl Fac Auth Rev Hess Mem Hosp Assn.....   7.200    11/01/05         637,860
  1,000   Wisconsin St Hlth & Edl Fac Auth Rev United Lutheran Proj
          Aging Inc...................................................   8.500    03/01/19       1,044,330
  2,000   Wisconsin St Hlth & Edl Milwaukee Catholic Home Proj........   7.500    07/01/26       2,170,820
                                                                                            --------------
                                                                                                11,459,033
                                                                                            --------------
          GUAM  0.0%
    250   Guam Govt Ser A.............................................   5.750    09/01/04         253,183
                                                                                            --------------

                                               See Notes to Financial Statements

                               December 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon    Maturity   Market Value
----------------------------------------------------------------------------------------------------------
          PUERTO RICO  0.2%
$   200   Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser V Rfdg......   6.625%   07/01/12  $      220,282
    250   Puerto Rico Elec Pwr Auth Pwr Rev Ser T.....................   6.375    07/01/24         276,917
    250   Puerto Rico Elec Pwr Auth Pwr Rev Ser U Rfdg................   6.000    07/01/14         268,513
    250   Puerto Rico Elec Pwr Auth Pwr Rev Ser Z Rfdg................   5.500    07/01/14         257,455
    465   Puerto Rico Hsg Bank & Fin Agy Single Family Mtg Rev (GNMA
          Collateralized).............................................   6.250    04/01/29         491,700
    300   Puerto Rico Pub Bldgs Auth Gtd Pub Edl & Hlth Fac Ser M Rfdg
          (FSA Insd)..................................................   5.750    07/01/15         317,325
                                                                                            --------------
                                                                                                 1,832,192
                                                                                            --------------
TOTAL LONG-TERM INVESTMENTS  103.6%
  (Cost $943,198,738).....................................................................   1,027,887,582
LIABILITIES IN EXCESS OF OTHER ASSETS  (3.6%).............................................     (35,277,327)
                                                                                            --------------
NET ASSETS  100.0%........................................................................  $  992,610,255
                                                                                            ==============

*Zero coupon bond

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments and open futures transactions.

(c) Securities purchased on a when issued or delayed delivery basis.

(d) Non-Income producing security.

(e) Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

AMBAC--AMBAC Indemnity Corporation
BIGI--Bond Investor Guaranty Inc.
CAPMAC--Capital Markets Assurance Corp.
Connie Lee--Connie Lee Insurance Company
FGIC--Financial Guaranty Insurance Company
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $943,198,738).......................  $1,027,887,582
Receivables:
  Interest..................................................      17,270,804
  Investments Sold..........................................       4,902,065
  Fund Shares Sold..........................................         258,838
  Variation Margin on Futures...............................          22,912
Other.......................................................             892
                                                              --------------
      Total Assets..........................................   1,050,343,093
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      39,387,246
  Custodian Bank............................................      13,963,794
  Income Distributions......................................       2,152,003
  Distributor and Affiliates................................         995,280
  Fund Shares Repurchased...................................         450,889
  Investment Advisory Fee...................................         404,899
Accrued Expenses............................................         229,442
Trustees' Deferred Compensation and Retirement Plans........         149,285
                                                              --------------
      Total Liabilities.....................................      57,732,838
                                                              --------------
NET ASSETS..................................................  $  992,610,255
                                                              ==============
NET ASSETS CONSIST OF:
Capital.....................................................  $  925,305,676
Net Unrealized Appreciation.................................      84,570,511
Accumulated Undistributed Net Investment Income.............         535,106
Accumulated Net Realized Loss...............................     (17,801,038)
                                                              --------------
NET ASSETS..................................................  $  992,610,255
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
     net assets of $766,164,906 and 48,593,827 shares of
     beneficial interest issued and outstanding)............  $        15.77
    Maximum sales charge (4.75%* of offering price).........             .79
                                                              --------------
    Maximum offering price to public........................  $        16.56
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
     net assets of $211,166,349 and 13,395,856 shares of
     beneficial interest issued and outstanding)............  $        15.76
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
     net assets of $15,279,000 and 970,252 shares of
     beneficial interest issued and outstanding)............  $        15.75
                                                              ==============

* On sales of $100,000 or more, the sales charge will be reduced.



                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $63,871,998
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    4,721,648
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $1,886,256, $2,047,073 and $125,940,
  respectively).............................................    4,059,269
Shareholder Services........................................      991,321
Legal.......................................................      106,117
Custody.....................................................       71,024
Trustees' Fees and Expenses.................................       25,979
Other.......................................................      483,245
                                                              -----------
    Total Expenses..........................................   10,458,603
                                                              -----------
NET INVESTMENT INCOME.......................................  $53,413,395
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments (Including reorganization and restructuring
    costs of $126,429)......................................  $17,322,192
  Options...................................................     (575,046)
  Futures...................................................   (6,420,032)
                                                              -----------
Net Realized Gain...........................................   10,327,114
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   60,847,273
                                                              -----------
  End of the Period:
    Investments.............................................   84,688,844
    Futures.................................................     (118,333)
                                                              -----------
                                                               84,570,511
                                                              -----------
Net Unrealized Appreciation During the Period...............   23,723,238
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $34,050,352
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $87,463,747
                                                              ===========



                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1997 and 1996
--------------------------------------------------------------------------------

                                                                Year Ended          Year Ended
                                                             December 31, 1997   December 31, 1996
--------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income....................................... $   53,413,395       $   58,599,526
Net Realized Gain...........................................     10,327,114           15,529,569
Net Unrealized Appreciation/Depreciation During the
  Period....................................................     23,723,238          (34,930,300)
                                                             --------------       --------------
Change in Net Assets from Operations........................     87,463,747           39,198,795
                                                             --------------       --------------
Distributions from Net Investment Income:
  Class A Shares............................................    (43,085,857)         (46,362,424)
  Class B Shares............................................     (9,834,294)         (10,564,184)
  Class C Shares............................................       (604,662)            (607,911)
                                                             --------------       --------------
    Total Distributions.....................................    (53,524,813)         (57,534,519)
                                                             --------------       --------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........     33,938,934          (18,335,724)
                                                             --------------       --------------
FROM CAPITAL TRANSACTIONS
Proceeds from Shares Sold...................................    535,028,913          448,529,529
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................     27,237,798           29,896,737
Cost of Shares Repurchased..................................   (619,837,342)        (511,329,514)
                                                             --------------       --------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........    (57,570,631)         (32,903,248)
                                                             --------------       --------------
TOTAL DECREASE IN NET ASSETS................................    (23,631,697)         (51,238,972)
NET ASSETS:
Beginning of the Period.....................................  1,016,241,952        1,067,480,924
                                                             --------------       --------------
End of the Period (Including accumulated undistributed net
  investment income of $535,106 and $662,245,
  respectively)............................................. $  992,610,255       $1,016,241,952
                                                             ==============       ==============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                          Year Ended December 31,
                                                              -----------------------------------------------
                       Class A Shares                          1997      1996      1995      1994      1993
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....................  $15.267   $15.549   $14.261   $16.164   $15.310
                                                              -------   -------   -------   -------   -------
  Net Investment Income.....................................     .852      .898      .874      .886      .964
  Net Realized and Unrealized Gain/Loss.....................     .500     (.298)    1.296    (1.907)     .862
                                                              -------   -------   -------   -------   -------
Total from Investment Operations............................    1.352      .600     2.170    (1.021)    1.826
Less Distributions from Net Investment Income...............     .852      .882      .882      .882      .972
                                                              -------   -------   -------   -------   -------
Net Asset Value, End of the Period..........................  $15.767   $15.267   $15.549   $14.261   $16.164
                                                              =======   =======   =======   =======   =======
Total Return (a)............................................    9.14%     4.07%    15.61%   (6.37%)    12.20%
Net Assets at End of the Period (In millions)...............  $ 766.2   $ 792.3   $ 839.7   $ 495.8   $ 597.6
Ratio of Expenses to Average Net Assets (b).................     .89%      .94%      .99%      .99%      .87%
Ratio of Net Investment Income to Average Net Assets (b)....    5.54%     5.93%     5.86%     5.93%     6.08%
Portfolio Turnover..........................................     104%       73%       61%       75%       82%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended December 31, 1996 and 1995, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of certain expenses was less than 0.01%. For the year ended December 31, 1993, if certain expenses had not been assumed by VKAC, the Ratios of Expenses to Average Net Assets and Net Investment Income to Average Net Assets would have been .98% and 5.97%, respectively.



                                               See Notes to Financial Statements

   The following schedule presents financial highlights for one common share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                          Year Ended December 31,
                                                              -----------------------------------------------
Class B Shares                                                 1997      1996      1995      1994      1993
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....................  $15.267   $15.549   $14.261   $16.139   $15.308
                                                              -------   -------   -------   -------   -------
  Net Investment Income.....................................     .734      .783      .762      .780      .852
  Net Realized and Unrealized Gain/Loss.....................     .501     (.297)    1.294    (1.890)     .845
                                                              -------   -------   -------   -------   -------
Total from Investment Operations............................    1.235      .486     2.056    (1.110)    1.697
                                                              -------   -------   -------   -------   -------
Less Distributions from Net Investment Income...............     .738      .768      .768      .768      .866
                                                              -------   -------   -------   -------   -------
Net Asset Value, End of the Period..........................  $15.764   $15.267   $15.549   $14.261   $16.139
                                                              =======   =======   =======   =======   =======
Total Return (a)............................................    8.27%     3.29%    14.74%    (6.96%)   11.33%
Net Assets at End of the Period (In millions)...............  $ 211.2   $ 211.0   $ 216.6   $ 158.7   $ 168.2
Ratio of Expenses to Average Net Assets (b).................    1.65%     1.70%     1.73%     1.70%     1.65%
Ratio of Net Investment Income to Average Net Assets (b)....    4.78%     5.17%     5.09%     5.22%     5.19%
Portfolio Turnover..........................................     104%       73%       61%       75%       82%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(b) For the years ended December 31, 1996 and 1995, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of certain expenses was less than 0.01%. For the year ended December 31, 1993, if certain expenses had not been assumed by VKAC, the Ratios of Expenses to Average Net Assets and Net Investment Income to Average Net Assets would have been 1.73% and 5.11%, respectively.



                                               See Notes to Financial Statements

   The following schedule presents financial highlights for one common share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                                   August 13, 1993
                                                                 Year Ended December 31,          (Commencement of
                                                          -------------------------------------   Distribution) to
Class C Shares                                             1997      1996      1995      1994     December 31, 1993
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period................  $15.254   $15.545   $14.262   $16.141        $15.990
                                                          -------   -------   -------   -------        -------
  Net Investment Income.................................     .730      .782      .771      .783           .300
  Net Realized and Unrealized Gain/Loss.................     .501     (.305)    1.280    (1.894)          .171
                                                          -------   -------   -------   -------        -------
Total from Investment Operations........................    1.231      .477     2.051    (1.111)          .471
                                                          -------   -------   -------   -------        -------
Less Distributions from Net Investment Income...........     .738      .768      .768      .768           .320
                                                          -------   -------   -------   -------        -------
Net Asset Value, End of the Period......................  $15.747   $15.254   $15.545   $14.262        $16.141
                                                          =======   =======   =======   =======        =======
Total Return (a)........................................    8.34%     3.16%    14.74%    (6.97%)         2.96%*
Net Assets at End of the Period (In millions)...........  $  15.3   $  12.9   $  11.2   $   3.9        $   4.1
Ratio of Expenses to Average Net Assets (b).............    1.66%     1.70%     1.72%     1.74%          1.85%
Ratio of Net Investment Income to Average Net Assets
  (b)...................................................    4.75%     5.17%     5.24%     5.19%          3.95%
Portfolio Turnover......................................     104%       73%       61%       75%            82%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended December 31, 1996 and 1995, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of certain expenses was less than 0.01%.

 *  Non-Annualized



                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1997
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Municipal Income Fund (the "Fund") is organized as a series of the Van Kampen American Capital Tax Free Trust, a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund commenced investment operations on August 1, 1990. The distribution of the Fund's Class B and Class C shares commenced on August 24, 1992 and August 13, 1993, respectively.

       The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

       The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 1997, the Fund had an accumulated capital loss carryforward for tax purposes of $17,738,846 which will expire between December 31, 2002 and December 31, 2003. Net realized gains or losses differ for financial reporting and tax purposes primarily as a result of the deferral of losses for tax purposes resulting from wash sale transactions and gains or losses recognized for tax purposes on open futures positions.

                               December 31, 1997
--------------------------------------------------------------------------------

       At December 31, 1997, for federal income tax purposes, cost of long-term investments is $943,204,103; the aggregate gross unrealized appreciation is $93,832,244 and the aggregate gross unrealized depreciation is $9,148,765, resulting in net unrealized appreciation of $84,683,479.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

       For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 1997. The Fund designated 99.8% of the income distributions as a tax-exempt income distribution.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                                                             AVERAGE NET
                                                             ASSETS
------------------------------------------------------------------------
First $500 million..........................................  .50 of 1%
Over $500 million...........................................  .45 of 1%

       For the year ended December 31, 1997, the Fund recognized expenses of approximately $32,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

       For the year ended December 31, 1997, the Fund recognized expenses of approximately $232,300 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting, cash management and legal services to the Fund.

       ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended December 31, 1997, the Fund recognized expenses of approximately $649,000, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

       Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

       The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is equal to $2,500.

       At December 31, 1997, VKAC owned 6,992 Class A shares and 98 shares each of Class B and C shares.

                               December 31, 1997
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

       At December 31, 1997, capital aggregated $708,060,131, $202,573,952 and
$14,671,593 for Classes A, B and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                                                SHARES           VALUE
------------------------------------------------------------------------------------------
Sales:
  Class A...................................................   33,152,701    $ 506,790,274
  Class B...................................................    1,551,226       23,205,097
  Class C...................................................      328,583        5,033,542
                                                              -----------    -------------
Total Sales.................................................   35,032,510    $ 535,028,913
                                                              ===========    =============
Dividend Reinvestment:
  Class A...................................................    1,410,217    $  21,710,873
  Class B...................................................      338,503        5,210,731
  Class C...................................................       20,537          316,194
                                                              -----------    -------------
Total Dividend Reinvestment.................................    1,769,257    $  27,237,798
                                                              ===========    =============
Repurchases:
  Class A...................................................  (37,868,614)   $(580,864,995)
  Class B...................................................   (2,313,649)     (35,527,835)
  Class C...................................................     (225,699)      (3,444,512)
                                                              -----------    -------------
Total Repurchases...........................................  (40,407,962)   ($619,837,342)
                                                              ===========    =============

                               December 31, 1997
--------------------------------------------------------------------------------

       At December 31, 1996, capital aggregated $760,254,848, $209,639,832 and
$12,761,976 for Classes A, B and C, respectively. For the year ended December 31, 1996, transactions were as follows:

                                                                SHARES           VALUE
------------------------------------------------------------------------------------------
Sales:
  Class A...................................................   27,650,131    $ 418,053,766
  Class B...................................................    1,641,964       24,779,007
  Class C...................................................      375,923        5,696,756
                                                              -----------    -------------
Total Sales.................................................   29,668,018    $ 448,529,529
                                                              ===========    =============
Dividend Reinvestment:
  Class A...................................................    1,572,959    $  23,855,458
  Class B...................................................      375,855        5,699,914
  Class C...................................................       22,531          341,365
                                                              -----------    -------------
Total Dividend Reinvestment.................................    1,971,345    $  29,896,737
                                                              ===========    =============
Repurchases:
  Class A...................................................  (31,326,699)   $(474,926,518)
  Class B...................................................   (2,128,006)     (32,268,288)
  Class C...................................................     (272,810)      (4,134,708)
                                                              -----------    -------------
Total Repurchases...........................................  (33,727,515)   $(511,329,514)
                                                              ===========    =============

       Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                               CONTINGENT DEFERRED
                                                                  SALES CHARGE

                     YEAR OF REDEMPTION                        CLASS B     CLASS C
-----------------------------------------------------------------------------------
First.......................................................   4.00%        1.00%
Second......................................................   3.75%        None
Third.......................................................   3.50%        None
Fourth......................................................   2.50%        None
Fifth.......................................................   1.50%        None
Sixth.......................................................   1.00%        None
Seventh and Thereafter......................................   None         None

       For the year ended December 31, 1997, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $112,900 and CDSC on redeemed shares of approximately $435,200. Sales charges do not represent expenses of the Fund.

       On October 25, 1996, the Fund acquired all of the assets and liabilities of the Van Kampen American Capital Texas Tax Free Income Fund (the "TX Fund"), through a tax free reorganization approved by TX Fund shareholders on October 15, 1996. The Fund issued 605,902, 421,195 and 53,444 shares of Classes A, B

                               December 31, 1997
--------------------------------------------------------------------------------

and C valued at $9,179,415, $6,381,107 and $809,140, respectively, in exchange for TX Fund's net assets. Shares issued in connection with this reorganization are included in common share sales for the current period. Combined net assets on the day of acquisition were $1,003,018,474.

       On December 19, 1997, the Fund acquired all of the assets and liabilities of the Van Kampen American Capital New Jersey Tax Free Income Fund (the 'NJ Fund"), through a tax free reorganization approved by NJ Fund shareholders on December 18, 1997. The Fund issued 468,278, 621,329 and 62,562 shares of Classes A, B and C valued at $7,384,748, $9,798,388 and $985,356, respectively, in exchange for NJ Fund's net assets. Included in these net assets was a capital loss carryforward of $203,930 which is included in accumulated net realized gain/loss and cumulative book and tax basis differences related to expenses not yet deductible for tax purposes of $15,721 which is a component of undistributed net investment income. Shares issued in connection with this reorganization are included in common share sales for the current period. Combined net assets on the day of acquisition were $1,013,024,339.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $1,036,342,353 and $1,065,534,056, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

       The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

       Summarized below are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Fund to manage the portfolio's effective maturity and duration.

       Transactions in options for the year ended December 31, 1997, were as follows:

                                                              CONTRACTS      PREMIUM
--------------------------------------------------------------------------------------
Outstanding at December 31, 1996............................       750     $  (659,624)
Options Written and Purchased (Net).........................    47,054      (2,413,147)
Options Terminated in Closing Transactions (Net)............   (29,290)      1,569,073
Options Expired (Net).......................................   (18,514)      1,503,698
                                                               -------     -----------
Outstanding at December 31, 1997............................       -0-     $       -0-
                                                               =======     ===========

                               December 31, 1997
--------------------------------------------------------------------------------

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

       Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

       Transactions in futures contracts for the year ended December 31, 1997, were as follows:

                                                             CONTRACTS
----------------------------------------------------------------------
Outstanding at December 31, 1996............................      251
Futures Opened..............................................   36,006
Futures Closed..............................................  (36,146)
                                                              -------
Outstanding at December 31, 1997............................      111
                                                              =======

       The futures contracts outstanding at December 31, 1997, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                          UNREALIZED
                                                                       APPRECIATION/
                                                            CONTRACTS   DEPRECIATION
------------------------------------------------------------------------------------
Long Contracts -- U.S. Treasury Bond Futures
  March 1998
  (Current notional value $120,469 per contract)............      36       $  41,334
Short Contracts -- Municipal Bond Index Futures
  March 1998 (Current notional value $123,125 per
     contract)..............................................      75        (159,668)
                                                              ------       ---------
                                                                 111       $(118,333)
                                                              ======       =========

C. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

       An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

       An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the securities fixed swap rate and the floating swap index. These instruments are typically used by the Fund to enhance the yield of the portfolio.

                               December 31, 1997
--------------------------------------------------------------------------------

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

       Annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets are accrued daily. Included in these fees for the year ended December 31, 1997, are payments retained by VKAC of approximately $1,464,900.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen American Capital Municipal Income Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Municipal Income Fund (the "Fund"), including the portfolio of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Municipal Income Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

Chicago, Illinois
February 4, 1998

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

EQUITY FUNDS
Domestic
   MS Aggressive Equity
   VKAC Aggressive Growth
   MS American Value
   VKAC Comstock
   VKAC Emerging Growth
   VKAC Enterprise
   VKAC Equity Income
   VKAC Growth
   VKAC Growth and Income
   VKAC Harbor
   VKAC Pace
   VKAC Real Estate Securities
   MS U.S. Real Estate
   VKAC Utility
   MS Value
International/Global
   MS Asian Growth
   MS Emerging Markets
   MS Global Equity
   VKAC Global Equity
   MS Global Equity Allocation
   VKAC Global Managed Assets
   MS International Magnum
   MS Latin American

FIXED-INCOME FUNDS
Income
   VKAC Corporate Bond
   MS Global Fixed Income
   VKAC Global Government Securities
   VKAC Government Securities
   VKAC High Income Corporate Bond
   MS High Yield
   VKAC High Yield
   VKAC Short-Term Global Income
   VKAC Strategic Income
   VKAC U.S. Government
   VKAC U.S. Government Trust for Income
   MS Worldwide High Income
Tax Exempt Income
   VKAC California Insured Tax Free
   VKAC Florida Insured Tax Free Income
   VKAC High Yield Municipal
   VKAC Insured Tax Free Income
   VKAC Intermediate Term Municipal Income
   VKAC Municipal Income
   VKAC New York Tax Free Income
   VKAC Pennsylvania Tax Free Income
   VKAC Tax Free High Income
Capital Preservation
   VKAC Limited Maturity Government
   VKAC Prime Rate Income Trust
   VKAC Reserve
   VKAC Senior Floating Rate
   VKAC Tax Free Money

   To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

   To view a current Van Kampen American Capital or Morgan Stanley fund prospectus or to receive additional fund information, choose from one of the following:

   - visit our web site at WWW.VKAC.COM -- to view prospectuses, select Investors' Place, then Download a Prospectus

   - call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

   - e-mail us by visiting WWW.VKAC.COM and selecting Investors' Place

               VAN KAMPEN AMERICAN CAPITAL MUNICIPAL INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

OFFICERS

DENNIS J. MCDONNELL*
President

RONALD A. NYBERG*
Vice President and Secretary

EDWARD C. WOOD, III*
Vice President and Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
Treasurer

TANYA M. LODEN*
Controller

PETER W. HEGEL*

ALAN T. SACHTLEBEN*

PAUL R. WOLKENBERG*
Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1998
    All rights reserved.

(SM) denotes a service mark of
     Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After June 30, 1998, the report, if used by prospective investors, must be accompanied by a quarterly performance update.

                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  4
Performance in Perspective.......................  5
Glossary of Terms................................  6
Portfolio Management Review......................  8
Portfolio Highlights............................. 11
Portfolio of Investments......................... 12
Statement of Assets and Liabilities.............. 15
Statement of Operations.......................... 16
Statement of Changes in Net Assets............... 17
Financial Highlights............................. 18
Notes to Financial Statements.................... 21
Report of Independent Accountants................ 28

INF ANR 2/98

                             LETTER TO SHAREHOLDERS



February 3, 1998

Dear Shareholder,
    The new year ushers in what
promises to be an exciting and
challenging time for investors. The
Taxpayer Relief Act of 1997 signed
into law by President Clinton in                      [PHOTO]
August creates many new opportunities
for you and your family to take a
more active role in achieving your
long-term financial goals.                DENNIS J. MCDONNELL AND DON G. POWELL
    Most Americans will benefit from
the bill's $95 billion in tax cuts
over five years. The so-called Kiddie Credit gives parents $400 in immediate tax relief for every child under age 17, and families will find it easier to save for their children's college expenses through the new Education IRA. The bill also cuts capital gains tax rates for the first time in over a decade and loosens restrictions on tax-deductible IRA contributions. Perhaps the most exciting feature of all is the new Roth IRA, which allows investment earnings to grow tax free, not just tax deferred.
    This year more than ever, it could be important for you to talk with your financial adviser about how to make the tax code work to your advantage. At Van Kampen American Capital, we have prepared a variety of publications to help you understand your choices under the new tax legislation. And with the help of your adviser, we'll help you locate the many benefits hidden among the changing tax landscape.

ECONOMIC OVERVIEW
    These continue to be the best of times for the U.S. economy. Growth is strong, consumers are optimistic, unemployment is low, the budget is heading for surplus, and our nation's currency is rising around the world.
    Despite the strength in the economy, there is no indication of troublesome inflation. In fact, the producer price index fell by 1.2 percent during the year, the largest annual decline in wholesale prices since 1986. Inflation at the consumer level was also virtually nonexistent, with the consumer price index rising by only 1.7 percent during 1997. A strong dollar, and significant productivity gains helped offset inflationary pressures caused by rising wages.
    After increasing short-term interest rates by 0.25 percent in March, the Federal Reserve Board left monetary policy unchanged for the remainder of the year. In addition to signs that the economy was slowing modestly from its breakneck pace of early 1997, Fed policy-makers were concerned about the impact that higher U.S. interest rates might have on the struggling economies of Southeast Asia. Generally, higher U.S. interest rates cause the dollar to rise relative to other currencies. With nearly all Asian currencies already down

                                                          Continued on page two
significantly, a hike in U.S. rates would force monetary authorities in Asia to choose between letting their currencies decline further or matching the rate increase, thereby slowing their already-sluggish economies.

MARKET OVERVIEW
    Low inflation and steady Federal Reserve policy contributed to solid gains for fixed-income investments over the reporting period. The yield on the Treasury's benchmark 30-year bond began the year at 6.64 percent and climbed to
7.17 percent in April amid fears that strong economic growth would reignite inflation. When subsequent data showed the economy to be slowing, bond yields gradually drifted lower. By the end of the reporting period, long-term Treasury-bond yields had fallen to 5.92 percent, the lowest level in more than four years.
    During the 12 months through December, long-term general obligation bonds returned more than 11 percent, compared to just under 9 percent for intermediate-term bonds. Total volume of municipal debt rose to over $200 billion, the highest level since 1993. Close to 50 percent of issuance was enhanced by insurance. This increase in AAA-rated volume caused spreads between high quality and lower-rated paper to compress, making quality offerings attractive during the period. At the same time, however, it was difficult to build the income component of the portfolio due to the scarcity of higher yielding securities.

OUTLOOK
    We believe that reduced demand for American exports to Asia will exert a mild drag on the U.S. economy in coming months. But while corporate profits could suffer, slower economic growth will help mitigate the inflationary pressures caused by the tight domestic labor market. That scenario is typically good for fixed-income investments.
    However, if bond yields continue to drift lower, economic growth in the U.S. could accelerate later in 1998. In recent years, each significant decline in long-term interest rates has ignited economic growth by making housing, autos, and other big-ticket consumer goods more affordable. We also expect the healthy economy to keep credit spreads relatively tight in coming months.
    As we noted earlier, the Taxpayer Relief Act of 1997 provides attractive new vehicles through which investors can save for a variety of goals, including higher education and retirement. We encourage you to work with your financial adviser to consider how the tax changes can work to your benefit.

                                                        Continued on page  three

    Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to serve you through our diverse menu of quality investments.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1997

      VAN KAMPEN AMERICAN CAPITAL INTERMEDIATE TERM MUNICIPAL INCOME FUND

                                           A SHARES   B SHARES   C SHARES
 TOTAL RETURNS
One-year total return based on NAV(1)....     8.08%      7.23%      7.23%
One-year total return(2).................     4.60%      4.23%      6.23%
Life-of-Fund average annual total
 return(2)...............................     6.04%      6.04%      4.87%
Commencement date........................  05/28/93   05/28/93   10/19/93

 DISTRIBUTION RATES AND YIELD

Distribution rate(3).....................     4.35%      3.82%      3.82%
Taxable equivalent distribution
 rate(4).................................     6.80%      5.97%      5.97%
SEC Yield(5).............................     4.15%      3.52%      3.52%

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (3.25% for A shares) or contingent deferred sales charge for early withdrawal (3% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4) Taxable equivalent calculations reflect a federal income tax rate of 36%.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending December 30, 1997. Had certain expenses of the Fund not been assumed by VKAC, total returns would have been lower and the SEC Yield would have been 4.31%, 3.68% and 3.68% for Classes A, B and C, respectively.

A portion of the interest income may be taxable for investors subject to the federal alternative minimum tax (AMT).

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. This performance was achieved during generally rising stock prices. Fund shares, when redeemed, may be worth more or less than their original cost.

The share value of the Fund will generally fluctuate more than the value of short-term investments particularly if there is a rise in short-term rates.

Market forecasts provided in this report may not necessarily come to pass.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

    - Illustrate the general market environment in which your investments are being managed

    - Reflect the impact of favorable market trends or difficult market conditions

    - Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

    For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Lehman Brothers Municipal Bond Index over time. As a broad-based, unmanaged statistical composite, this index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. Similarly, its performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

   GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
   Van Kampen American Capital Intermediate Term Municipal Income Fund vs. Lehman Brothers Municipal Bond Index
   (May 28, 1993 through December 31, 1997)

                                   [GRAPH]



   VKAC            Municipal        Lehman Brothers
Intermediate        Income             Municipal
   Term              Fund             Bond Index
May 1993              9671.00         10,000.00
Dec. 1993           10,421.00         10,658.00
Dec. 1994           10,075.00         10,106.90
Dec. 1995           11,618.00         11,871.80
Dec. 1996           12,115.00         12,398.70
Dec. 1997           13,094.00         13,539.60

-----------------------------
Fund's Total Return
1 Year Avg. Annual    = 4.60%
3 Year Avg. Annual    = 7.95%
Inception Avg. Annual = 6.04%
-----------------------------



The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (3.25% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting yields on bonds. One hundred basis points is equal to one percent. For example, if a bond's yield changes from 7.00 to
6.65 percent, it would be considered a 35 basis point move.

CALL FEATURE: Allows the issuer to buy back the bond before the date of maturity. When the bond is called, the issuer repurchases it at or above its face value, and stops paying interest on that loan.

CLASS A SHARES: When Class A shares of a fund are purchased, the share price includes the net asset value plus a one-time sales charge (or "load"). There is no redemption fee (Contingent Deferred Sales Charge).

COUPON RATE: The stated rate of interest the bond pays until maturity, expressed as a percentage of the face value.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues (such as AAA-rated municipal bonds) and lower-quality issues (such as BBB- and non-rated municipal bonds). Under normal circumstances, lower-quality issues provide higher yields in order to compensate investors for the additional credit risk.

DURATION: A measure of a bond's sensitivity to changes in interest rates, expressed in years. The longer a fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when rates decline.

FEDERAL FUNDS RATE: The interest rate charged by one institution lending federal funds to another. This overnight rate is used to meet banks' daily reserve requirements. The Federal Reserve Board uses the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): A seven-member group that directs the operations of the Federal Reserve System, the central bank system of the United States. Currently led by Chairman Alan Greenspan, the Fed meets eight times a year to establish monetary policy and monitor the country's economic pulse.

GENERAL OBLIGATION BONDS: Bonds backed by the full faith and credit (taxing authority) of the issuer for timely payment of interest and principal. General obligation bonds are issued to finance essential government projects, such as highways and schools.

INFLATION: An economic state in which the amount of money supply and business activity dramatically increases, accompanied by sharply rising prices. Inflation is widely measured by the Consumer Price Index, a leading economic indicator that measures the change in the cost of purchased goods and services.

MUNICIPAL BOND: A debt security issued by a state, municipality or other governmental entity to finance capital expenditures such as the construction of highways, public works, or school buildings.

MUNICIPAL REVENUE BONDS: Bonds that are payable only from the revenues the project will generate and are not backed by any taxing authority of the issuer. Revenue bonds are issued to finance the building of hospitals, toll bridges, electric dams, airports, and college dormitories.

MUNICIPAL YIELD CURVE: A representation of the actual or projected yields of municipal bond securities in relationship to their maturities.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

PUT BOND: A long-term bond that the bondholder can "put" back to the issuer for redemption at a specified price on a specified future date prior to maturity.

PREREFUNDING: A process whereby new bonds are issued to refinance an outstanding bond issue. This typically occurs when interest rates decline and an issuer wishes to replace higher-yielding bonds with current lower-yielding issues.

YIELD CURVE: A result of viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years, grouped together, will often reflect a pattern of increasing yield as maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates. An "inverted" yield curve indicates that short-term rates are higher than long-term rates.

ZERO COUPON BONDS: A corporate or municipal debt security traded at a deep discount from face value that pays no interest and it may be redeemed at maturity for full face value.

                          PORTFOLIO MANAGEMENT REVIEW
      VAN KAMPEN AMERICAN CAPITAL INTERMEDIATE TERM MUNICIPAL INCOME FUND

We recently spoke with the management team of the Van Kampen American Capital Intermediate Term Municipal Income Fund about the key events and economic forces that shaped the markets during the Fund's fiscal year. The team includes Timothy
D. Haney, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the 12-month period ended December 31, 1997.


   Q HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT IN WHICH THE FUND HAS OPERATED DURING THE PAST 12 MONTHS?

   A The bond market saw healthy price advances during 1997, but this ascension was not a smooth ride. Early in the year, bond prices began to fall when economic indicators caused concerns about rising inflation and a potential interest rate hike by the Federal Reserve Board. When the Fed raised interest rates by a modest 0.25 percent in late March, bond prices fell even further. By mid-April, however, the market's mood reversed, giving little indication of price pressures despite the economy's strength. Bond prices also benefited from heavy purchases by foreign investors and concerns that the stock market rally was nearing an end.
      While the economy showed few, if any, signs of inflation, bond prices continued their climb, and long-term interest rates declined further. This caused credit spreads between investment-grade and lower- or non-rated bonds to contract significantly. Also, an unprecedented amount of insured bond issuance--49 percent of total volume--reduced the supply of higher-yielding, lower- and non-rated bonds available in the market.

   Q  HOW HAVE THESE CONDITIONS AFFECTED THE FUND?

   A Our overall strategy did not change based on market conditions, although lower yields made it more difficult to add significant value over our existing holdings. We evaluated bond issues on an individual basis and made purchases where we found the most appropriate opportunities.
      The narrowing of credit spreads, while limiting the attractiveness of the high-yielding, high-risk securities offered at the current market levels, actually increased the value of the lower- and non-rated bonds held in the Fund's portfolio. According to the Fund's investment objective, we may invest up to 35 percent of the portfolio in high-yielding, non-rated bonds. During the reporting period, we increased non-rated holdings to the maximum level allowable, which enabled the Fund to perform well during the period of spread compression.

   Q  WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO?

   A We sought to increase the dividend potential of the Fund by moving from lower-rated bonds into non-rated issues. By mid-year we had reached our limit on the percentage of non-rated bonds in the Fund. Issues that were added to the portfolio during second half of the year included zero coupon bonds issued by the Shaler Pennsylvania School District and the Crow Indian Nation. These issues performed well during the reporting period.
    The duration of the Fund at the end of the period was 5.81 years, slightly longer than that of its benchmark, the Lehman Brothers Intermediate Municipal Bond Index, which had a duration of 4.98 years. This longer duration and its associated risk are somewhat deceiving as a measure of interest rate risk due to the fact that the higher-yielding, non-rated bonds held in the Fund are typically less responsive to changes in interest rates than bonds rated BBB or higher.

   Q  HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

   A The Fund posted positive results for the fiscal year. Total return for the 12 months ended December 31, 1997 was 8.08 percent(1) (Class A shares at net asset value). By comparison, the Fund's benchmark, the Lehman Brothers
Municipal Bond Index produced a total return of 9.19 percent for the same period. Please keep in mind that this index is a broad-based, unmanaged index of municipal bonds and does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents.
    The Fund continued to meet its goal of providing a competitive level of tax-exempt income in 1997. At year-end, the Fund's tax-exempt distribution rate (Class A shares) was 4.35 percent(3), based on a monthly dividend of $0.03950 and a maximum public offering price of $10.89. For investors in the 36 percent federal income tax bracket, the Fund's taxable-equivalent distribution rate was equivalent 6.80 percent(4). Please refer to the chart on page four for additional Fund performance results.

   Q  WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?

   A We expect the U.S. economy to remain strong going into 1998, although the growth rate could slow from its current level. The expediency with which the crisis in Southeast Asia is resolved will play a key role in how the
Fed will manage the U.S. interest rate environment in the coming year. We are cautiously optimistic that interest rates will remain fairly stable, if not move slightly lower in 1998. In the event that conditions in Southeast Asia stabilize and the U.S. economy shows increased signs of price appreciation and wage pressures, the Fed might take preemptive measures to keep inflation in check.
    We anticipate that long-term municipal bond yields will remain stable and that the tax-exempt bond market will continue to track Treasuries. Insured bond issuance is likely to decrease slightly as more investors will be willing to accept additional risk in exchange for the added yield of uninsured bonds. We believe general bond issuance across the board will remain at or slightly above 1997 levels. Although we would like to see credit spreads widen in the new year, all indicators lead us to believe that spreads will remain tight for the foreseeable future.

    We believe the Fund is well positioned to weather changes in interest rates in the coming year. We anticipate that the Fund's long nominal duration and significant non-rated bond position should allow it to fare well under a variety of market conditions.

[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments


[SIG]
Timothy D. Haney

Portfolio Manager

                                               Please see footnotes on page four

                              PORTFOLIO HIGHLIGHTS

      VAN KAMPEN AMERICAN CAPITAL INTERMEDIATE TERM MUNICIPAL INCOME FUND

 TOP TEN STATES AS OF DECEMBER 31, 1997

                          PERCENTAGE OF FUND'S
                          LONG-TERM INVESTMENTS
Illinois...............         13.3%
New York...............          9.0%
Florida................          8.2%
New Jersey.............          7.5%
Ohio...................          5.9%
Arizona................          5.7%
California.............          5.7%
Colorado...............          5.6%
Utah...................          5.3%
Missouri...............          5.3%

 CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS



AS OF DECEMBER 31, 1997                       AS OF JUNE 30, 1997(1)

AAA............  34.9%                        AAA............  20.1%
AA.............   5.9%                        AA.............   2.0%
A..............   8.1%      [PIE CHART]       A..............   2.4%       [PIE CHART]
BBB............  17.9%                        BBB............  27.6%
BB.............   4.2%                        BB.............   9.7%
Non-Rated......  29.0%                        Non-Rated......  38.2%


Based upon the highest credtings as determined by Standard & Poor's or Moody's.

 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF DECEMBER 31, 1997                            AS OF JUNE 30, 1997(1)

Health Care...........  18.5%                      Health Care...........  21.3%
Multi-Family                                       Multi-Family
  Housing.............  16.4%                        Housing.............  16.0%
Industrial Revenue....  15.0%                      Industrial Revenue....  14.7%
General Purpose.......  13.0%                      General Purpose.......  13.1%
Airport...............  10.7%                      Airport...............   9.9%

 DURATION

          AS OF DECEMBER 31, 1997 (1)         AS OF JUNE 30, 1997 (1)
Duration          5.81 years                       6.26 years

(1) Unaudited

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1997
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
         MUNICIPAL BONDS  98.1%
         ALABAMA  1.6%
$ 500    West Jefferson Cnty, AL Amusement & Pub Pk
         Auth............................................   7.500%   12/01/08  $   530,700
                                                                               -----------
         ALASKA  0.8%
  250    Seward, AK Rev AK Sealife Cent Proj.............   7.100    10/01/05      264,735
                                                                               -----------
         ARIZONA  5.6%
  500    Maricopa Cnty, AZ Indl Dev Auth Senior Living
         Fac Rev.........................................   7.250    04/01/05      524,275
1,160    Pima Cnty, AZ Indl Dev Auth Indl Rev Lease Oblig
         Irvington Proj Tucson Ser A Rfdg (FSA Insd).....   7.250    07/15/10    1,299,687
                                                                               -----------
                                                                                 1,823,962
                                                                               -----------
         CALIFORNIA  5.6%
  360    California Edl Fac Auth Rev Pacific Grad
         School..........................................   6.950    11/01/07      372,409
1,000    California St (AMBAC Insd)......................   6.400    09/01/08    1,173,580
  240    Del Mar, CA Race Track Auth Rev Rfdg............   6.000    08/15/06      259,368
                                                                               -----------
                                                                                 1,805,357
                                                                               -----------
         COLORADO  5.5%
  237    Colorado Hsg Fin Auth Access Pgm Single Family
         Pgm Ser E.......................................   8.125    12/01/24      263,535
  330    Colorado Hlth Fac Auth Rev Sr Living Fac Eaton
         Terrace A.......................................   6.800    07/01/09      343,358
1,000    Denver, CO City & Cnty Arpt Rev Ser A...........   7.400    11/15/04    1,159,090
                                                                               -----------
                                                                                 1,765,983
                                                                               -----------
         CONNECTICUT  2.6%
  145    Mashantucket Wester Pequot Tribe Conn Spl Rev
         Ser A (Escrowed to Maturity), 144A-Private
         Placement (c)...................................   6.500    09/01/06      165,925
  155    Mashantucket Western Pequot Tribe Conn Spl Rev
         Ser A, 144A- Private Placement (c)..............   6.500    09/01/06      173,840
  500    New Haven, CT Indl Fac Rev Adj Govt Cent Thermal
         Energies........................................   7.250    07/01/09      501,025
                                                                               -----------
                                                                                   840,790
                                                                               -----------
         FLORIDA  8.1%
1,150    Florida Hsg Fin Agy Hsg Maitland Club Apts Ser
         B1 (AMBAC Insd).................................   6.750    08/01/14    1,254,661
  190    Lee Cnty, FL Indl Dev Auth Econ Rev Encore
         Nursing Cent Partner Rfdg.......................   8.125    12/01/07      211,590
  250    Orange Cnty, FL Hlth Fac Auth Rev First Mtg
         Orlando Lutheran Twr Rfdg.......................   8.125    07/01/06      278,110
  300    Volusia Cnty, FL Indl Dev Auth Bishops Glen Proj
         Rfdg............................................   7.125    11/01/06      316,536
  535    Westchase East Cmnty Dev Dist FL Cap Impt Rev...   7.250    05/01/03      555,282
                                                                               -----------
                                                                                 2,616,179
                                                                               -----------
         GEORGIA  5.0%
1,470    De Kalb Cnty, GA Hsg Auth Multi-Family Hsg Rev
         North Hill Apts Proj Rfdg (FNMA Collateralized)
         (b).............................................   6.625    01/01/25    1,616,000
                                                                               -----------
         ILLINOIS  13.0%
  450    Bedford Park, IL Tax Increment 71st & Cicero
         Proj Rfdg.......................................   7.000    01/01/06      479,646

                                               See Notes to Financial Statements

                               December 31, 1997
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
         ILLINOIS (CONTINUED)
$ 500    Carol Stream, IL First Mtg Rev Windsor Pk Mnr
         Proj............................................   6.500%   12/01/07  $   516,900
  500    Chicago, IL Tax Increment Allocation San
         Drainage & Ship Canal A.........................   7.375    01/01/05      530,715
  165    Danville, IL Single Family Mtg Rev Rfdg.........   7.300    11/01/10      176,491
1,335    Illinois Dev Fin Auth Elderly Hsg Rev
         Libertyville Towers Ser A.......................   6.500    09/01/09    1,408,932
  750    Illinois Hlth Fac Auth Rev Holy Cross Hosp Proj
         Ser 94-A........................................   6.250    03/01/04      791,632
  300    Peoria, IL Spl Tax Weaverridge Spl Svc Area.....   7.625    02/01/08      321,216
                                                                               -----------
                                                                                 4,225,532
                                                                               -----------
         KENTUCKY  1.7%
  500    Kenton Cnty, KY Arpt Brd Rev (MBIA Insd) (a)....   5.900    03/01/05      545,240
                                                                               -----------
         LOUISIANA  0.8%
  250    Iberia Parish, LA Hosp Svc Dist No 1 Hosp Rev...   7.500    05/26/06      268,478
                                                                               -----------
         MASSACHUSETTS  4.0%
  500    Massachusetts St Hlth & Edl Fac Auth Rev Cent
         New England Hlth Sys Ser A......................   6.125    08/01/13      504,855
  500    Massachusetts St Hlth & Edl North Adams Regl
         Hosp Ser C......................................   6.250    07/01/04      536,900
  230    Massachusetts St Indl Fin Agy East Boston
         Neighborhood Proj...............................   7.250    07/01/06      240,444
                                                                               -----------
                                                                                 1,282,199
                                                                               -----------
         MICHIGAN  0.8%
  250    Michigan St Hosp Fin Auth Rev Detroit-Macomb
         Hosp Corp Ser A Rfdg............................   7.300    06/01/01      251,588
                                                                               -----------
         MINNESOTA  2.6%
  500    Crow Fin Auth MN Tribal Purp Rev 144A-Private
         Placement (a) (c)...............................   5.400    10/01/07      501,080
  330    Minneapolis, MN Multi-Family Rev Hsg Belmont
         Apts Proj.......................................   7.000    11/01/06      342,712
                                                                               -----------
                                                                                   843,792
                                                                               -----------
         MISSOURI  5.2%
1,500    Kansas City, MO Arpt Rev Genl Impt Ser A (FSA
         Insd)...........................................   7.000    09/01/12    1,686,225
                                                                               -----------
         NEW JERSEY  7.3%
  500    Camden Cnty, NJ Impt Auth Lease Rev Kaighn Pt
         Marine Terminal A...............................   7.375    06/01/07      519,430
  250    New Jersey Econ Dev Auth Rev Sr Mtg Arbor Glen
         Proj Ser A......................................   8.000    05/15/04      272,680
1,000    New Jersey Hlthcare Fac Fin Auth Rev Christ Hosp
         Group Issue (Connie Lee Insd)...................   7.000    07/01/06    1,175,740
  375    New Jersey Hlthcare Fac Fin Auth Rev Palisades
         Med Cent........................................   7.500    07/01/06      403,414
                                                                               -----------
                                                                                 2,371,264
                                                                               -----------
         NEW YORK  8.8%
  500    New York City Ser A.............................   7.000    08/01/07      580,455
1,000    New York St Med Care Fac Fin Agy Rev NY Hosp Mtg
         Ser A (AMBAC Insd)..............................   6.200    08/15/05    1,123,000
1,000    Niagara Falls, NY Pub Impt (MBIA Insd)..........   6.900    03/01/20    1,141,360
                                                                               -----------
                                                                                 2,844,815
                                                                               -----------

                                               See Notes to Financial Statements

                               December 31, 1997
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
         OHIO  5.8%
$ 500    Cuyahoga Cnty, OH Hlthcare Fac Rev Judson
         Retirement Cmnty Ser A Rfdg.....................   7.000%   11/15/10  $   538,220
  250    Marion Cnty, OH Hosp Impt Rev Cmnty Hosp Rfdg...   6.375    05/15/11      268,735
1,000    Ohio St Air Quality Dev Auth Rev Owens Corning
         Fiberglass Proj Rfdg............................   6.250    06/01/04    1,064,350
                                                                               -----------
                                                                                 1,871,305
                                                                               -----------
         OKLAHOMA  1.7%
  520    Shawnee, OK Hosp Auth Hosp Rev Midamerica
         Hlthcare Inc Rfdg...............................   5.750    10/01/03      535,834
                                                                               -----------
         PENNSYLVANIA  0.7%
  225    Erie, PA Higher Edl Bldg Auth College Rev
         Mercyhurst College Proj A Rfdg..................   5.300    03/15/03      234,261
                                                                               -----------
         TEXAS  4.0%
  500    Austin, TX Util Sys Rev Rfdg (AMBAC Insd) (a)...   6.500    11/15/05      560,975
  405    Mesquite, TX Hlth Fac Dev Retirement Fac
         Christian Ser A.................................   6.100    02/15/08      425,388
  300    San Antonio, TX Hsg Fin Corp Multi-Family Hsg
         Rev Beverly Oaks Arpt Proj Ser A................   7.500    02/01/10      314,067
                                                                               -----------
                                                                                 1,300,430
                                                                               -----------
         UTAH  5.2%
1,570    Utah St Hsg Fin Agy Single Family Mtg Mezz Ser
         A-1 (FHA Gtd)...................................   7.150    07/01/12    1,692,727
                                                                               -----------
         VIRGINIA  1.7%
  500    Pittsylvania Cnty, VA Indl Dev Auth Rev Exempt
         Fac Ser A.......................................   7.450    01/01/09      553,679
                                                                               -----------
TOTAL LONG-TERM INVESTMENTS  98.1%
  (Cost $29,337,342).........................................................   31,771,075
SHORT-TERM INVESTMENTS  4.3%
  (Cost $1,400,056)..........................................................    1,400,056
                                                                               -----------
TOTAL INVESTMENTS  102.4%
  (Cost $30,737,398).........................................................   33,171,131
LIABILITIES IN EXCESS OF OTHER ASSETS  (2.4%)................................     (776,663)
                                                                               -----------
NET ASSETS  100.0%...........................................................  $32,394,468
                                                                               ===========
*Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

(c) 144a securities are those which are exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $30,737,398)........................  $33,171,131
Cash........................................................       44,461
Receivables:
  Interest..................................................      675,343
  Investments Sold..........................................      340,068
  Fund Shares Sold..........................................       17,505
Unamortized Organizational Cost.............................        4,828
                                                              -----------
      Total Assets..........................................   34,253,336
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................    1,531,286
  Distributor and Affiliates................................       61,211
  Income Distributions......................................       38,817
  Investment Advisory Fee...................................       13,618
Accrued Expenses............................................      123,322
Trustees' Deferred Compensation and Retirement Plans........       90,614
                                                              -----------
      Total Liabilities.....................................    1,858,868
                                                              -----------
NET ASSETS..................................................  $32,394,468
                                                              ===========
NET ASSETS CONSIST OF:
Capital.....................................................  $30,265,817
Net Unrealized Appreciation.................................    2,433,733
Accumulated Undistributed Net Investment Income.............       33,324
Accumulated Net Realized Loss...............................     (338,406)
                                                              -----------
NET ASSETS..................................................  $32,394,468
                                                              ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $12,922,442 and 1,226,471 shares of
    beneficial interest issued and outstanding).............  $     10.54
    Maximum sales charge (3.25%* of offering price).........          .35
                                                              -----------
    Maximum offering price to public........................  $     10.89
                                                              ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $16,418,482 and 1,559,757 shares of
    beneficial interest issued and outstanding).............  $     10.53
                                                              ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $3,053,544 and 290,114 shares of
    beneficial interest issued and outstanding).............  $     10.53
                                                              ===========

*On sales of $25,000 or more, the sales charge will be reduced.


                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $2,041,580
                                                              ----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $30,399, $160,699 and $47,630,
  respectively).............................................     238,728
Investment Advisory Fee.....................................     164,970
Registration................................................      51,830
Shareholder Reports.........................................      44,275
Shareholder Services........................................      41,433
Accounting..................................................      36,037
Trustees' Fees and Expenses.................................      33,533
Custody.....................................................      24,290
Amortization of Organizational Costs........................      11,994
Legal.......................................................       9,334
Other.......................................................      51,451
                                                              ----------
    Total Expenses..........................................     707,875
    Less Expenses Reimbursed................................      47,231
                                                              ----------
    Net Expenses............................................     660,644
                                                              ----------
NET INVESTMENT INCOME.......................................  $1,380,936
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
    Investments.............................................  $  356,859
    Futures.................................................      (9,378)
                                                              ----------
Net Realized Gain...........................................     347,481
                                                              ----------
Unrealized Appreciation/Depreciation:
    Beginning of the Period.................................   1,782,271
    End of the Period.......................................   2,433,733
                                                              ----------
Net Unrealized Appreciation During the Period...............     651,462
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $  998,943
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $2,379,879
                                                              ==========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1997 and 1996
--------------------------------------------------------------------------------

                                                         Year Ended          Year Ended
                                                      December 31, 1997   December 31, 1996
-------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................    $ 1,380,936         $ 1,413,175
Net Realized Gain....................................        347,481             347,243
Net Unrealized Appreciation/Depreciation During the
  Period.............................................        651,462            (454,405)
                                                         -----------         -----------
Change in Net Assets from Operations.................      2,379,879           1,306,013
                                                         -----------         -----------
Distributions from Net Investment Income:
  Class A Shares.....................................       (560,309)           (656,307)
  Class B Shares.....................................       (628,468)           (666,673)
  Class C Shares.....................................       (186,777)           (184,281)
                                                         -----------         -----------
    Total Distributions..............................     (1,375,554)         (1,507,261)
                                                         -----------         -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.........................................      1,004,325            (201,248)
                                                         -----------         -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold............................      5,579,082           4,946,191
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.......................................        883,487             972,957
Cost of Shares Repurchased...........................     (9,753,115)         (9,123,506)
                                                         -----------         -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...     (3,290,546)         (3,204,358)
                                                         -----------         -----------
TOTAL DECREASE IN NET ASSETS.........................     (2,286,221)         (3,405,606)
NET ASSETS:
Beginning of the Period..............................     34,680,689          38,086,295
                                                         -----------         -----------
End of the Period (Including accumulated
  undistributed net investment income of $33,324 and
  $27,942, respectively).............................    $32,394,468         $34,680,689
                                                         ===========         ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                   May 28, 1993
                                                                                   (Commencement
                                                Year Ended December 31,            of Investment
                                         -------------------------------------    Operations) to
            Class A Shares                1997      1996      1995      1994     December 31, 1993
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period...............................  $10.213   $10.264   $ 9.330   $10.145        $ 9.700
                                         -------   -------   -------   -------        -------
  Net Investment Income................     .480      .455      .508      .489           .278
  Net Realized and Unrealized
    Gain/Loss..........................     .317     (.032)     .900     (.815)          .462
                                         -------   -------   -------   -------        -------
Total from Investment Operations.......     .797      .423     1.408     (.326)          .740
                                         -------   -------   -------   -------        -------
Less:
  Distributions from Net Investment
    Income.............................     .474      .474      .474      .489           .273
  Distributions from Net Realized
    Gain...............................      -0-       -0-       -0-       -0-           .022
                                         -------   -------   -------   -------        -------
Total Distributions....................     .474      .474      .474      .489           .295
                                         -------   -------   -------   -------        -------
Net Asset Value, End of the Period.....  $10.536   $10.213   $10.264   $ 9.330        $10.145
                                         =======   =======   =======   =======        =======
Total Return* (a)......................    8.08%     4.27%    15.31%    (3.32%)         7.75%**
Net Assets at End of the Period (In
  millions)............................  $  12.9   $  12.5   $  15.6   $  15.7        $  14.0
Ratio of Expenses to Average Net
  Assets*..............................    1.52%     1.56%     1.00%      .67%           .14%
Ratio of Net Investment Income to
  Average Net Assets*..................    4.67%     4.45%     5.10%     5.07%          4.78%
Portfolio Turnover.....................      37%       45%       75%      274%            86%**
* If certain expenses had not been reimbursed by VKAC, Total Return would have been lower and the ratios would have been as follow:
Ratio of Expenses to Average Net
  Assets...............................    1.67%     1.74%     1.61%     1.75%          2.21%
Ratio of Net Investment Income to
  Average Net Assets...................    4.52%     4.27%     4.49%     3.99%          2.70%

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                   May 28, 1993
                                                                                   (Commencement
                                                     Year Ended December 31,       of Investment
                                                   ---------------------------    Operations) to
            Class B Shares                1997      1996      1995      1994     December 31, 1993
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period..............................  $ 10.209   $10.263   $ 9.319   $10.137        $ 9.700
                                        --------   -------   -------   -------        -------
Net Investment Income.................      .402      .375      .430      .417           .233
Net Realized and Unrealized
  Gain/Loss...........................      .317     (.027)     .916     (.818)          .460
                                        --------   -------   -------   -------        -------
Total from Investment Operations......      .719      .348     1.346     (.401)          .693
                                        --------   -------   -------   -------        -------
Less:
  Distributions from Net Investment
    Income............................      .402      .402      .402      .417           .234
  Distributions from Net Realized
    Gain..............................       -0-       -0-       -0-       -0-           .022
                                        --------   -------   -------   -------        -------
Total Distributions...................      .402      .402      .402      .417           .256
                                        --------   -------   -------   -------        -------
Net Asset Value, End of the Period....  $ 10.526   $10.209   $10.263   $ 9.319        $10.137
                                        ========   =======   =======   =======        =======
Total Return* (a).....................     7.23%     3.54%    14.62%    (4.04%)         7.23%**
Net Assets at End of the Period (In
  millions)...........................  $   16.4   $  16.4   $  17.5   $  17.7        $  13.9
Ratio of Expenses to Average Net
  Assets*.............................     2.28%     2.32%     1.75%     1.43%           .92%
Ratio of Net Investment Income to
  Average Net Assets*.................     3.91%     3.69%     4.33%     4.30%          3.95%
Portfolio Turnover....................       37%       45%       75%      274%            86%**
*If certain expenses had not been reimbursed by VKAC, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets..............................     2.42%     2.50%     2.36%     2.50%          2.98%
Ratio of Net Investment Income to
  Average Net Assets..................     3.77%     3.51%     3.72%     3.24%          1.89%

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                  October 19, 1993
                                               Year Ended December 31,            (Commencement of
                                       ----------------------------------------   Distribution) to
           Class C Shares                 1997       1996      1995      1994     December 31, 1993
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.............................   $10.206     $10.260   $ 9.314   $10.134        $10.250
                                        -------     -------   -------   -------        -------
Net Investment Income................      .402        .374      .430      .419           .091
Net Realized and Unrealized
  Gain/Loss..........................      .319       (.026)     .918     (.822)         (.098)
                                        -------     -------   -------   -------        -------
Total from Investment Operations.....      .721        .348     1.348     (.403)         (.007)
                                        -------     -------   -------   -------        -------
Less:
  Distributions from Net Investment
    Income...........................      .402        .402      .402      .417           .087
  Distributions from Net Realized
    Gain.............................       -0-         -0-       -0-       -0-           .022
                                        -------     -------   -------   -------        -------
Total Distributions..................      .402        .402      .402      .417           .109
                                        -------     -------   -------   -------        -------
Net Asset Value, End of the Period...   $10.525     $10.206   $10.260   $ 9.314        $10.134
                                        =======     =======   =======   =======        =======
Total Return* (a)....................     7.23%       3.54%    14.74%    (4.04%)         (.10%)**
Net Assets at End of the Period (In
  millions)..........................   $   3.1     $   5.8   $   4.9   $   4.7        $    .3
Ratio of Expenses to Average Net
  Assets*............................     2.29%       2.32%     1.74%     1.43%           .97%
Ratio of Net Investment Income to
  Average Net Assets*................     3.88%       3.70%     4.36%     4.34%          4.05%
Portfolio Turnover...................       37%         45%       75%      274%            86%**
*If certain expenses had not been reimbursed by VKAC, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets.............................     2.43%       2.50%     2.34%     2.46%          2.97%
Ratio of Net Investment Income to
  Average Net Assets.................     3.74%       3.52%     3.75%     3.31%          2.06%

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1997
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Intermediate Term Municipal Income Fund (the "Fund") is organized as a series of Van Kampen American Capital Tax Free Trust (the "Trust"), a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund commenced investment operations on May 28, 1993 with two classes of common shares, Class A and Class B shares. The distribution of the Fund's Class C shares commenced on October 19, 1993.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

                               December 31, 1997
--------------------------------------------------------------------------------

D. ORGANIZATIONAL COSTS--The Fund has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Fund's organization in the amount of $60,000. These costs are being amortized on a straight line basis over the 60 month period ending May 27, 1998. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Fund originally purchased by VKAC are redeemed during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At December 31, 1997, the Fund had an accumulated capital loss carryforward for tax purposes of $337,570 which will expire between December 31, 2002 and December 31, 2003. Net realized gains or losses may differ for financial purposes primarily as a result of post October losses which may not be recognized for tax purposes until the first day of the following fiscal year.

    At December 31, 1997, for federal income tax purposes, cost of long- and short term investments is $30,737,398; the aggregate gross unrealized appreciation is $2,433,733 and the aggregate gross unrealized depreciation is $0, resulting in net unrealized appreciation of $2,433,733.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 1997. The Fund designated 99.98% of the income distributions as a tax-exempt income distribution.

                               December 31, 1997
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                   AVERAGE NET ASSETS                       % PER ANNUM
-----------------------------------------------------------------------
First $500 million......................................     .500 of 1%
Over $500 million.......................................     .450 of 1%

    For the year ended December 31, 1997, VKAC has agreed to assume a portion of the Fund's registration and filing fees. This waiver is voluntary and may be discontinued at any time.

    For the year ended December 31, 1997, the Fund recognized expenses of approximately $1,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended December 31, 1997, the Fund recognized expenses of approximately $43,200 representing VKAC's cost of providing accounting, cash management and legal services to the Fund.

    ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended December 31, 1997, the Fund recognized expenses of approximately $28,200, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

    Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is equal to $2,500.

    At December 31, 1997, VKAC owned 1,000, 100 and 100 shares of beneficial interest of Classes A, B and C, respectively.

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

                               December 31, 1997
--------------------------------------------------------------------------------

     At December 31, 1997, capital aggregated $12,105,732, $15,529,684 and
$2,630,401 for Classes A, B and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                                   SHARES       VALUE
------------------------------------------------------------------------
Sales:
  Class A.......................................   224,786   $ 2,319,832
  Class B.......................................   176,313     1,821,383
  Class C.......................................   141,162     1,437,867
                                                  --------   -----------
Total Sales.....................................   542,261   $ 5,579,082
                                                  ========   ===========
Dividend Reinvestment:
  Class A.......................................    36,275   $   374,192
  Class B.......................................    34,418       354,505
  Class C.......................................    15,094       154,790
                                                  --------   -----------
Total Dividend Reinvestment.....................    85,787   $   883,487
                                                  ========   ===========
Repurchases:
  Class A.......................................  (255,254)  $(2,615,305)
  Class B.......................................  (255,930)   (2,632,842)
  Class C.......................................  (437,360)   (4,504,968)
                                                  --------   -----------
Total Repurchases...............................  (948,544)  $(9,753,115)
                                                  ========   ===========

                               December 31, 1997
--------------------------------------------------------------------------------

    At December 31, 1996, capital aggregated $12,027,013, $15,986,638 and
$5,542,712 for Classes A, B and C, respectively. For the year ended December 31, 1996, transactions were as follows:

                                                   SHARES        VALUE
-------------------------------------------------------------------------
Sales:
  Class A.......................................   103,746    $ 1,052,973
  Class B.......................................   139,700      1,404,638
  Class C.......................................   245,967      2,488,580
                                                  --------    -----------
Total Sales.....................................   489,413    $ 4,946,191
                                                  ========    ===========
Dividend Reinvestment:
  Class A.......................................    40,990    $   414,943
  Class B.......................................    38,800        392,637
  Class C.......................................    16,324        165,377
                                                  --------    -----------
Total Dividend Reinvestment.....................    96,114    $   972,957
                                                  ========    ===========
Repurchases:
  Class A.......................................  (445,139)   $(4,514,663)
  Class B.......................................  (281,671)    (2,845,685)
  Class C.......................................  (172,868)    (1,763,158)
                                                  --------    -----------
Total Repurchases...............................  (899,678)   $(9,123,506)
                                                  ========    ===========

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and Class C shares will be imposed on most redemptions made within four years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                       CONTINGENT DEFERRED
                                                          SALES CHARGE
               YEAR OF REDEMPTION                   CLASS B           CLASS C
------------------------------------------------------------------------------
First............................................    3.00%             1.00%
Second...........................................    2.50%              None
Third............................................    2.00%              None
Fourth...........................................    1.00%              None
Fifth and Thereafter.............................     None              None

                               December 31, 1997
--------------------------------------------------------------------------------

    For the year ended December 31, 1997, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $636 and CDSC on redeemed shares of approximately $19,600. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $12,443,850 and $17,294,867, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general items refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    During the year ended December 31, 1997, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the Fund's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

                               December 31, 1997
--------------------------------------------------------------------------------

    Transactions in futures contracts for the year ended December 31, 1997, were as follows:

                                                                CONTRACTS
-------------------------------------------------------------------------
Outstanding at December 31, 1996.......................             0
Futures Opened.........................................             6
Futures Closed.........................................            (6)
                                                                   --
Outstanding at December 31, 1997.......................             0
                                                                   ==

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended December 31, 1997, are payments retained by VKAC of approximately $152,700.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of

Van Kampen American Capital Intermediate Term Municipal Income Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Intermediate Term Municipal Income Fund (the "Fund"), including the portfolio of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Intermediate Term Municipal Income Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
February 4, 1998

      VAN KAMPEN AMERICAN CAPITAL INTERMEDIATE TERM MUNICIPAL INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
RICHARD M. DEMARTINI*
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
JACK E. NELSON
DON G. POWELL*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman


OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*

ALAN T. SACHTLEBEN*

PAUL R. WOLKENBERG*
  Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1998
    All rights reserved.

(SM) denotes a service mark of
   Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After June 30, 1998, this report, if used with prospective investors, must be accompanied by a quarterly performance update.

                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  4
Performance in Perspective.......................  5
Glossary of Terms................................  6
Portfolio Management Review......................  8
Portfolio Highlights............................. 11
Portfolio of Investments......................... 12
Statement of Assets and Liabilities.............. 15
Statement of Operations.......................... 16
Statement of Changes in Net Assets............... 17
Financial Highlights............................. 18
Notes to Financial Statements.................... 21
Report of Independent Accountants................ 28

                             LETTER TO SHAREHOLDERS




February 3, 1998

Dear Shareholder,
    The new year ushers in what
promises to be an exciting and
challenging time for investors. The
Taxpayer Relief Act of 1997 signed
into law by President Clinton in
August creates many new opportunities                       [PHOTO]
for you and your family to take a
more active role in achieving your
long-term financial goals.                 DENNIS J. MCDONNELL AND DON G. POWELL
    Most Americans will benefit from
the bill's $95 billion in tax cuts
over five years. The so-called Kiddie Credit gives parents $400 in immediate tax relief for every child under age 17, and families will find it easier to save for their children's college expenses through the new Education IRA. The bill also cuts capital gains tax rates for the first time in over a decade and loosens restrictions on tax-deductible IRA contributions. Perhaps the most exciting feature of all is the new Roth IRA, which allows investment earnings to grow tax free, not just tax deferred.
    This year more than ever, it could be important for you to talk with your financial adviser about how to make the tax code work to your advantage. At Van Kampen American Capital, we have prepared a variety of publications to help you understand your choices under the new tax legislation. And with the help of your adviser, we'll help you locate the many benefits hidden among the changing tax landscape.

ECONOMIC OVERVIEW
    These continue to be the best of times for the U.S. economy. Growth is strong, consumers are optimistic, unemployment is low, the budget is heading for surplus, and our nation's currency is rising around the world.
    Despite the strength in the economy, there is no indication of troublesome inflation. In fact, the producer price index fell by 1.2 percent during the year, the largest annual decline in wholesale prices since 1986. Inflation at the consumer level was also virtually nonexistent, with the consumer price index rising by only 1.7 percent during 1997. A strong dollar, and significant productivity gains helped offset inflationary pressures caused by rising wages.
    After increasing short-term interest rates by 0.25 percent in March, the Federal Reserve Board left monetary policy unchanged for the remainder of the year. In addition to signs that the economy was slowing modestly from its breakneck pace of early 1997, Fed policy-makers were concerned about the impact that higher U.S. interest rates might have on the struggling economies of Southeast Asia. Generally, higher U.S. interest rates cause the dollar to rise relative to other currencies. With nearly all Asian currencies already down

                                                          Continued on page  two
significantly, a hike in U.S. rates would force monetary authorities in Asia to choose between letting their currencies decline further or matching the rate increase, thereby slowing their already-sluggish economies.

MARKET OVERVIEW
    Low inflation and steady Federal Reserve policy contributed to solid gains for fixed-income investments over the reporting period. The yield on the Treasury's benchmark 30-year bond began the year at 6.64 percent and climbed to
7.17 percent in April amid fears that strong economic growth would reignite inflation. When subsequent data showed the economy to be slowing, bond yields gradually drifted lower. By the end of the reporting period, long-term Treasury-bond yields had fallen to 5.92 percent, the lowest level in more than four years.
    During the 12 months through December, long-term general obligation bonds returned more than 11 percent, compared to just under 9 percent for intermediate-term bonds. Total volume of municipal debt rose to over $200 billion, the highest level since 1993. Close to 50 percent of issuance was enhanced by insurance. This increase in AAA-rated volume caused spreads between high quality and lower-rated paper to compress, making quality offerings attractive during the period. At the same time, however, it was difficult to build the income component of the portfolio due to the scarcity of higher yielding securities.

OUTLOOK
    We believe that reduced demand for American exports to Asia will exert a mild drag on the U.S. economy in coming months. But while corporate profits could suffer, slower economic growth will help mitigate the inflationary pressures caused by the tight domestic labor market. That scenario is typically good for fixed-income investments.
    However, if bond yields continue to drift lower, economic growth in the U.S. could accelerate later in 1998. In recent years, each significant decline in long-term interest rates has ignited economic growth by making housing, autos, and other big-ticket consumer goods more affordable. We also expect the healthy economy to keep credit spreads relatively tight in coming months.
    As we noted earlier, the Taxpayer Relief Act of 1997 provides attractive new vehicles through which investors can save for a variety of goals, including higher education and retirement. We encourage you to work with your financial adviser to consider how the tax changes can work to your benefit.

                                                        Continued on page three

    Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to serve you through our diverse menu of quality investments.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1997

        VAN KAMPEN AMERICAN CAPITAL FLORIDA INSURED TAX FREE INCOME FUND

                                          A SHARES   B SHARES   C SHARES
 TOTAL RETURNS
One-year total return based on NAV(1)...     8.72%      7.91%      7.97%
One-year total return(2)................     3.57%      3.91%      6.97%
Life-of-Fund average annual total
  return(2).............................     6.44%      6.55%      7.23%
Commencement date.......................  07/29/94   07/29/94   07/29/94

 DISTRIBUTION RATES AND YIELD

Distribution rate(3)....................     4.74%      4.24%      4.24%
Taxable equivalent distribution
  rate(4)...............................     7.41%      6.63%      6.63%
SEC Yield(5)............................     3.78%      3.19%      3.21%

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3)Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4)Taxable equivalent calculations reflect a federal income tax rate of 36%.

(5)SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending December 30, 1997. Had certain expenses of the Fund not been assumed by VKAC, the SEC Yield would have been 3.70%, 3.11% and 3.13% for Classes A, B and C, respectively, and total returns would have been lower.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

    - Illustrate the general market environment in which your investments are being managed

    - Reflect the impact of favorable market trends or difficult market conditions

    - Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

    For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Lehman Brothers Municipal Bond Index over time. As a broad-based, unmanaged statistical composite, this index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. Similarly, its performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

   GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

   Van Kampen American Capital Florida Insured Tax Free Income Fund vs. Lehman Brothers Municipal Bond Index (July 29, 1994 through December 31, 1997)

                        [INVESTMENT PERFORMANCE GRAPH]

                          VKAC
                     Florida Insured           Lehman Brothers
Value at             Tax Free Income           Municipal Bond
                          Fund                     Index

Jul 94                  10,000.00                9,527.00
Dec 94                   9,745.50                9,387.00
Jun 95                  10,686.50               10,145.00
Dec 95                  11,447.30               10,916.00
Jun 96                  11,395.90               10,749.00
Dec 96                  11,955.40               11,394.00
Jun 97                  12,338.80               11,715.00
Dec 97                  13,056.00               12,388.00

------------------------------
Fund's Total Return
1 Year Avg. Annual    = 3.57%
3 Year Avg. Annual    = 7.92%
Inception Avg. Annual = 6.44%
------------------------------

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting yields on bonds. One hundred basis points is equal to one percent. For example, if a bond's yield changes from 7.00 to
6.65 percent, it would be considered a 35 basis point move.

CALL FEATURE: Allows the issuer to buy back the bond before the date of maturity. When the bond is called, the issuer repurchases it at or above its face value, and stops paying interest on that loan.

CLASS A SHARES: When Class A shares of a fund are purchased, the share price includes the net asset value plus a one-time sales charge (or "load"). There is no redemption fee (Contingent Deferred Sales Charge).

COUPON RATE: The stated rate of interest the bond pays until maturity, expressed as a percentage of the face value.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues (such as AAA-rated municipal bonds) and lower-quality issues (such as BBB- and non-rated municipal bonds). Under normal circumstances, lower-quality issues provide higher yields in order to compensate investors for the additional credit risk.

DURATION: A measure of a bond's sensitivity to changes in interest rates, expressed in years. The longer a fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when rates decline.

FEDERAL FUNDS RATE: The interest rate charged by one institution lending federal funds to another. This overnight rate is used to meet banks' daily reserve requirements. The Federal Reserve Board uses the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): A seven-member group that directs the operations of the Federal Reserve System, the central bank system of the United States. Currently led by Chairman Alan Greenspan, the Fed meets eight times a year to establish monetary policy and monitor the country's economic pulse.

GENERAL OBLIGATION BONDS: Bonds backed by the full faith and credit (taxing authority) of the issuer for timely payment of interest and principal. General obligation bonds are issued to finance essential government projects, such as highways and schools.

INFLATION: An economic state in which the amount of money supply and business activity dramatically increases, accompanied by sharply rising prices. Inflation is widely measured by the Consumer Price Index, a leading economic indicator that measures the change in the cost of purchased goods and services.

MUNICIPAL BOND: A debt security issued by a state, municipality or other governmental entity to finance capital expenditures such as the construction of highways, public works, or school buildings.

MUNICIPAL REVENUE BONDS: Bonds that are payable only from the revenues the project will generate and are not backed by any taxing authority of the issuer. Revenue bonds are issued to finance the building of hospitals, toll bridges, electric dams, airports, and college dormitories.

MUNICIPAL YIELD CURVE: A representation of the actual or projected yields of municipal bond securities in relationship to their maturities.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

PUT BOND: A long-term bond that the bondholder can "put" back to the issuer for redemption at a specified price on a specified future date prior to maturity.

PREREFUNDING: A process whereby new bonds are issued to refinance an outstanding bond issue. This typically occurs when interest rates decline and an issuer wishes to replace higher-yielding bonds with current lower-yielding issues.

YIELD CURVE: A result of viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years, grouped together, will often reflect a pattern of increasing yield as maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates. An "inverted" yield curve indicates that short-term rates are higher than long-term rates.

ZERO COUPON BONDS: A corporate or municipal debt security traded at a deep discount from face value that pays no interest and it may be redeemed at maturity for full face value.

                          PORTFOLIO MANAGEMENT REVIEW
         VAN KAMPEN AMERICAN CAPITAL FLORIDA INSURED TAX FREE INCOME FUND

We recently spoke with the management team of the Van Kampen American Capital Florida Insured Tax Free Income Fund about the key events and economic forces that shaped the markets during the Fund's fiscal year. The team includes Thomas
M. Byron, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the 12-month period ended December 31, 1997.

Q HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT IN WHICH THE FUND OPERATED DURING THE PAST 12 MONTHS?

A The bond market saw healthy price advances during 1997, but this ascension was not a smooth ride. Early in the year, bond prices began to fall when economic indicators caused concerns about rising inflation and a potential interest rate hike by the Federal Reserve Board. When the Fed raised interest rates by a modest 0.25 percent in late March, bond prices fell even further. By mid-April, however, the market's mood reversed, giving little indication of price pressures despite the economy's strength. Bond prices also benefited from heavy purchases by foreign investors and concerns that the stock market rally was nearing an end.
    While the economy showed few, if any, signs of inflation, bond prices continued their climb, and long-term interest rates declined further. This caused credit spreads between investment-grade and lower- or non-rated bonds to contract significantly. Also, an unprecedented amount of insured bond issuance reduced the supply of higher-yielding, lower-, and non-rated bonds available in the market.
    In Florida, a broad-based economic expansion, fueled by gains in the tourism and construction industries, led to a noteworthy increase in job creation during the reporting period. In addition to strong economic growth, an industry shift from an agrarian/tourism focus to a concentration on a variety of financial and import/export sectors has further strengthened the economy.
    Demand for Florida municipal bonds was up significantly during the year. Earlier in the year, statewide volume was considerably lower than national averages, but recovered in light of the attractive interest rate environment later in the second quarter. Insured bond issuance represented over 60 percent of all new bonds issued in 1997--a marked increase over the national average of 49 percent.

Q     WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO IN LIGHT OF THESE CONDITIONS?

A Turnover in the portfolio remained relatively low, given that current market conditions offered few opportunities to add value over existing holdings. Our sector weightings are a reflection of where we found opportunities to add yield on a bond-by-bond basis. Health care and senior housing issues, namely continuing care retirement centers (CCRCs), are two areas of interest for the portfolio. CCRCs provide housing, activities, and nursing services for elderly and retired individuals. As the population lives longer and the number of people at retirement age increases, the need for continuing care will naturally expand. Our CCRC holdings in the portfolio increased during the period and currently represent approximately 5 percent of the Fund's total assets, as a result of their solid performance during the reporting period.
    At the beginning of the year, more than 82 percent of our holdings were invested in insured bonds. It was our intention to lower that percentage to 80 percent to gain the added yield that uninsured investment-grade and lower-rated bonds typically provide. However, as interest rates fell during the second and third quarters, selling any insured paper would not have benefited the portfolio because new bonds would have had lower yields than those bonds already in the portfolio. In an effort to extend the call protection of the Fund, we sold a number of bonds with shorter calls and replaced them with issues that had similar yields but longer call dates.
    The duration of the Fund stood at 8.75 years, slightly longer than the Lehman Brothers Florida Municipal Bond Index benchmark, which had a duration of
7.70 years. By purchasing the longer maturities, we were able to gain additional yield and build upon the dividend. We found the most attractive yields in the intermediate maturity range (15- to 20-year), but also added a number of bonds in the 25- to 30-year range. It was our intention to maintain duration longer than the benchmark in an effort to increase the Fund's total return as interest rates declined. For additional Fund portfolio highlights, please refer to page eleven.

Q     HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A The Fund posted positive results for the fiscal year. Total return for the 12 months ended December 31, 1997 was 8.72 percent(1) (Class A shares at net asset value). By comparison, the Lehman Brothers Municipal Bond Index produced a total return of 9.19 percent for the same period. Keep in mind that this index is a broad-based, unmanaged index of municipal bonds and does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. Please refer to the chart on page four for additional Fund performance results.
    The Fund's net asset value closed the period at $15.55 per share, up from $15.06 per share at the beginning of the fiscal year. The Fund's tax-exempt distribution rate of 4.74 percent(3) at year-end represents a taxable-equivalent distribution rate of 7.41 percent(4) for an investor in the 36-percent federal income tax bracket.

Q     WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?

A We expect both the U.S. economy and Florida's economy to remain strong in 1998, although their growth rates could slow from current levels. The expediency with which the crisis in Southeast Asia is resolved will play a key role in how the Fed will manage the U.S. interest rate environment in the coming year. We are cautiously optimistic that interest rates will remain fairly stable, if not move slightly lower in 1998. In the event that conditions in Southeast Asia stabilize and the U.S. economy shows increased signs of price appreciation and wage pressures, the Fed might take preemptive measures to keep inflation in check.
    Florida's municipal bond market continues to look strong. In an environment of low and stable interest rates, a strong economy, and a steadily increasing population, municipal bond issuance and the market for these bonds is likely to increase. Health care, transportation, and CCRCs are attractive sectors that we will continue to monitor in 1998.
    We believe the Funds widely varied portfolio--with more than 12 different sector concentrations--will help limit its price volatility in response to changing market conditions. In the near term, we do not anticipate making any major changes to the portfolio until market fundamentals shift more dramatically.

[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

[SIG]
Thomas M. Byron

Portfolio Manager


                                               Please see footnotes on page four

                              PORTFOLIO HIGHLIGHTS

        VAN KAMPEN AMERICAN CAPITAL FLORIDA INSURED TAX FREE INCOME FUND

 CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS



As of December 31, 1997
AAA........................     85.7%
AA.........................      3.8%
A..........................      4.2%                   [PIE CHART]
BBB........................      5.8%
Non-Rated..................      0.5%





                   1
As of June 30, 1997
AAA........................     85.4%
AA.........................      4.6%                   [PIE CHART]
A..........................      5.1%
BBB........................      4.3%
Non-Rated..................      0.6%

Based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.

 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF DECEMBER 31, 1997                         AS OF JUNE 30, 1997(1)
Public Education ......  20.1%                  Health Care ...........  21.5%
Health Care ...........  19.6%                  Public Education ......  17.7%
Water and Sewer .......  10.0%                  Water and Sewer .......  11.6%
Single-Family                                   Single-Family
  Housing .............   9.2%                    Housing .............  11.5%
Higher Education ......   8.0%                  Higher Education ......   9.2%

 DURATION

          AS OF DECEMBER 31, 1997(1)       AS OF JUNE 30, 1997(1)
Duration          8.75 years                     8.46 years

(1)Unaudited

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1997
--------------------------------------------------------------------------------

 Par
Amount
(000)                       Description                     Coupon   Maturity  Market Value
-------------------------------------------------------------------------------------------
         MUNICIPAL BONDS  103.5%
         FLORIDA  100.8%
$2,750   Alachua Cnty, FL Sch Brd Ctfs Partn (AMBAC Insd)
         (a)..............................................   5.000%  07/01/18  $ 2,729,100
   465   Brevard Cnty, FL Hsg Fin Auth Single Family Mtg
         Rev (GNMA Collateralized)........................   6.650   09/01/21      497,527
   650   Brevard Cnty, FL Sales Tax Rev (MBIA Insd).......   5.750   12/01/13      696,222
 1,000   Brevard Cnty, FL Sch Brd Ctfs Partn Ser A (AMBAC
         Insd) (b)........................................   5.400   07/01/12    1,071,910
   500   Broward Cnty, FL Hsg Fin Auth Single Family Mtg
         Rev Rfdg Ser A (GNMA Collateralized).............   6.100   10/01/19      528,740
   750   Broward Cnty, FL Hsg Fin Auth Single Family Mtg
         Rev Rfdg Ser A (GNMA Collateralized).............   6.200   04/01/30      792,885
   500   Citrus Cnty, FL Hosp Brd Rev Citrus Mem Hosp Ser
         A Rfdg (FSA Insd)................................   6.500   08/15/12      548,760
 1,000   Dade Cnty, FL Aviation Rev Ser B (MBIA Insd).....   5.600   10/01/26    1,043,420
 1,000   Dade Cnty, FL Edl Fac Auth Rev Univ of Miami Ser
         B (MBIA Insd)....................................   5.750   04/01/20    1,057,030
   980   Dade Cnty, FL Sch Brd Ctfs Partn Ser A (MBIA
         Insd)............................................   5.750   05/01/08    1,055,872
   500   Dade Cnty, FL Sch Brd Ctfs Partn Ser A (MBIA
         Insd)............................................   6.000   05/01/14      538,285
 2,000   Dade Cnty, FL Seaport Rfdg (MBIA Insd)...........   5.125   10/01/21    1,982,200
   750   Dade Cnty, FL Wtr & Swr Sys Rev (FGIC Insd)......   5.375   10/01/16      770,137
   900   Daytona Beach, FL Wtr & Swr Rev Rfdg (AMBAC
         Insd)............................................   5.750   11/15/10      961,983
   400   Florida Hsg Fin Agy Hsg Reserves at Kanapaha Ser
         G (AMBAC Insd)...................................   5.600   07/01/27      407,816
 2,500   Florida St Brd Edl Cap Outlay Pub Edl Ser C (MBIA
         Insd)............................................   5.600   06/01/20    2,589,750
 1,750   Florida St Brd Regt Univ Sys Impt Rev (MBIA
         Insd)............................................   5.625   07/01/19    1,834,140
 1,750   Florida St Division Bond Fin Dept Genl Svcs Rev
         (AMBAC Insd) ....................................   5.000   07/01/12    1,774,990
   250   Greater Orlando Aviation Auth Orlando FL Arpt
         Facs Rev (FGIC Insd).............................   5.250   10/01/23      250,088
   500   Hillsborough Cnty, FL Hosp Auth Hosp Rev Tampa
         Genl Hosp Proj Rfdg (FSA Insd)...................   6.375   10/01/13      545,945
   750   Hillsborough Cnty, FL Indl Dev Auth Pollutn Ctl
         Rev Tampa Elec Co Proj Rfdg (MBIA Insd)..........   6.250   12/01/34      833,520
 1,300   Indian River Cnty, FL Hosp Rev Rfdg (FSA Insd)...   5.700   10/01/15    1,395,446
 1,000   Indian River Cnty, FL Hosp Rev Rfdg (FSA Insd)...   6.100   10/01/18    1,102,090
 1,000   Jacksonville, FL Elec Auth Rev Saint John's Pwr-2
         Ser 7 Rfdg (MBIA Insd) (b).......................   5.500   10/01/14    1,032,350
   700   Jacksonville, FL Hlth Fac Auth Hosp Rev Baptist
         Med Cent Proj Ser A Rfdg (Prerefunded @ 06/01/99)
         (MBIA Insd)......................................   7.300   06/01/19      746,130
   750   Jacksonville, FL Hlth Fac Auth Hosp Rev Charity
         Oblig Group Ser A (MBIA Insd)....................   5.250   08/15/17      759,990
 1,000   Jacksonville, FL Wtr & Swr Rev United Wtr FL Proj
         (AMBAC Insd) (b).................................   6.350   08/01/25    1,104,730

                                               See Notes to Financial Statements

                               December 31, 1997
--------------------------------------------------------------------------------

 Par
Amount
(000)                       Description                     Coupon   Maturity  Market Value
-------------------------------------------------------------------------------------------
         FLORIDA (CONTINUED)
$ 250    Lakeland, FL Hosp Sys Rev Lakeland Regl Med Cent
         Ser A Rfdg (MBIA Insd)...........................   5.000%  11/15/17  $   246,915
  965    Lee Cnty, FL Hsg Fin Auth Single Family Mtg Rev
         Multi-Cnty Pgm Ser A (GNMA Collateralized) (b)...   7.450   09/01/27    1,092,660
  980    Manatee Cnty, FL Hsg Fin Auth Mtg Rev
         (GNMA Collateralized) (b)........................   6.875   11/01/26    1,088,006
  890    Martin Cnty, FL Cons Util Sys Rev Rfdg & Impt
         (FGIC Insd)......................................   5.750   10/01/08      971,070
  750    Martin Cnty, FL Indl Dev Auth Indl Dev Rev
         Indiantown Cogeneration Proj A Rfdg..............   7.875   12/15/25      877,852
  545    Melbourne, FL Arpt Rev Rfdg (MBIA Insd)..........   6.250   10/01/18      614,874
  500    Miramar, FL Wastewater Impt Assmt Rev (FGIC
         Insd)............................................   6.750   10/01/25      565,405
2,000    Naples, FL Hosp Rev Naples Cmnty Hosp Inc (MBIA
         Insd)............................................   5.500   10/01/26    2,060,400
1,250    North Broward, FL Hosp Dist Rev Rfdg & Impt (MBIA
         Insd)............................................   5.375   01/15/24    1,266,075
  775    Orange Cnty, FL Hsg Fin Auth Single Family Mtg
         Rev (GNMA Collateralized)........................   6.550   10/01/21      826,933
1,680    Orange Cnty, FL Sch Brd Ctfs Partn Ser A (MBIA
         Insd)............................................   5.375   08/01/17    1,720,656
  900    Orange Cnty, FL Tourist Dev Tax Rev Ser B
         (Prerefunded @ 10/01/02) (AMBAC Insd)............   6.500   10/01/19    1,005,480
  750    Palm Beach Cnty, FL Hlth Fac Auth Rev Abbey
         Delray South Proj Rfdg...........................   5.500   10/01/11      757,080
1,550    Palm Beach Cnty, FL Hlth Fac Auth Rev Retirement
         Cmnty............................................   5.625   11/15/20    1,592,408
  450    Palm Beach Cnty, FL Hlth Fac Auth Rev Waterford
         Proj Rfdg........................................   5.500   10/01/15      454,248
  500    Palm Beach Cnty, FL Rev N Cnty Courthouse
         Expansion (FSA Insd).............................   5.000   12/01/17      497,545
  750    Palm Beach Cnty, FL Sch Brd Ctfs Partn Ser A
         (Prerefunded @ 08/01/04) (AMBAC Insd)............   6.375   08/01/15      846,757
  250    Pinellas Cnty, FL Edl Fac Auth Rev College Harbor
         Proj Ser B.......................................   6.500   12/01/14      268,775
1,000    Polk Cnty, FL Indl Dev Auth Tampa Elec Co Proj...   5.850   12/01/30    1,047,720
1,000    Santa Rosa Bay Brdg Auth FL Rev..................   6.250   07/01/28    1,068,280
  750    Sarasota Cnty, FL Util Sys Rev (Prerefunded @
         10/01/04) (FGIC Insd)............................   6.500   10/01/14      859,687
2,450    Seminole Cnty, FL Sch Brd Ctfs Partn Ser A (AMBAC
         Insd)............................................   5.000   07/01/17    2,439,416
1,000    Volusia Cnty, FL Edl Fac Auth Rev Stetson Univ
         Proj Ser A (MBIA Insd)...........................   5.500   06/01/26    1,031,970
  500    Volusia Cnty, FL Hlth Fac Auth Rev Hosp Fac Mem
         Hlth Rfdg & Impt (AMBAC Insd)....................   5.750   11/15/13      539,020
1,000    Volusia Cnty, FL Hlth Fac Auth Rev John Knox Hlth
         Care Rfdg (Asset Gty Insd).......................   6.000   06/01/17    1,066,570
                                                                               -----------
                                                                                53,456,858
                                                                               -----------

                                               See Notes to Financial Statements

                               December 31, 1997
--------------------------------------------------------------------------------

 Par
Amount
(000)                       Description                     Coupon   Maturity  Market Value
-------------------------------------------------------------------------------------------
         PUERTO RICO  2.7%
$ 670    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser V
         Rfdg.............................................   6.625%  07/01/12  $   737,945
  650    Puerto Rico Pub Bldgs Auth Gtd Pub Edl & Hlth Fac
         Ser M Rfdg (FSA Insd)............................   5.750   07/01/15      687,537
                                                                               -----------
                                                                                 1,425,482
                                                                               -----------
TOTAL LONG-TERM INVESTMENTS  103.5%
  (Cost $51,234,398).........................................................   54,882,340
LIABILITIES IN EXCESS OF OTHER ASSETS  (3.5%)................................   (1,838,297)
                                                                               -----------
NET ASSETS  100.0%...........................................................  $53,044,043
                                                                               ===========

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments and open futures transactions.

    AMBAC--AMBAC Indemnity Corporation
    BIGI--Bond Investor Guaranty Inc.
    Connie Lee--Connie Lee Insurance Company
    FGIC--Financial Guaranty Insurance Company
    FSA--Financial Security Assurance Inc.
    MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $51,234,398)........................  $54,882,340
Cash........................................................      999,140
Receivables:
  Investments Sold..........................................      988,745
  Interest..................................................      768,988
  Fund Shares Sold..........................................      170,584
Unamortized Organizational Costs............................       21,998
Other.......................................................        3,221
                                                              -----------
      Total Assets..........................................   57,835,016
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................    4,430,808
  Income Distributions......................................      108,097
  Distributor and Affiliates................................       97,848
  Variation Margin on Futures...............................        2,813
Accrued Expenses............................................       88,114
Trustees' Deferred Compensation and Retirement Plans........       63,293
                                                              -----------
      Total Liabilities.....................................    4,790,973
                                                              -----------
NET ASSETS..................................................  $53,044,043
                                                              ===========
NET ASSETS CONSIST OF:
Capital.....................................................  $50,004,228
Net Unrealized Appreciation.................................    3,637,769
Accumulated Undistributed Net Investment Income.............       (4,556)
Accumulated Net Realized Loss...............................     (593,398)
                                                              -----------
NET ASSETS..................................................  $53,044,043
                                                              ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
      net assets of $29,347,021 and 1,887,297 shares of
      beneficial interest issued and outstanding)...........  $     15.55
    Maximum sales charge (4.75%* of offering price).........          .78
                                                              -----------
    Maximum offering price to public........................  $     16.33
                                                              ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
      net assets of $22,501,937 and 1,446,624 shares of
      beneficial interest issued and outstanding)...........  $     15.55
                                                              ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
      net assets of $1,195,085 and 76,703 shares of
      beneficial interest issued and outstanding)...........  $     15.58
                                                              ===========

*On sales of $100,000 or more, the sales charge will be reduced.


                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $2,523,156
                                                              ----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $59,871, $201,488 and $6,432,
  respectively).............................................     267,791
Investment Advisory Fee.....................................     223,516
Custody.....................................................      71,138
Shareholder Reports.........................................      40,584
Registration and Filing Fees................................      35,205
Shareholder Services........................................      19,910
Legal.......................................................       9,125
Trustees' Fees and Expenses.................................       5,729
Other.......................................................      58,605
                                                              ----------
  Total Expenses............................................     731,603
  Less Fees Waived and Expenses Reimbursed ($223,516 and
    $88,936, respectively)..................................     312,452
                                                              ----------
    Net Expenses............................................     419,151
                                                              ----------
NET INVESTMENT INCOME.......................................  $2,104,005
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ (229,913)
  Futures...................................................    (363,485)
                                                              ----------
Net Realized Loss...........................................    (593,398)
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   1,459,008
                                                              ----------
  End of the Period:
  Investments...............................................    3,647,94
  Futures...................................................     (10,173)
                                                              ----------
                                                               3,637,769
                                                              ----------
Net Unrealized Appreciation During the Period...............   2,178,761
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $1,585,363
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $3,689,368
                                                              ==========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1997 and 1996
--------------------------------------------------------------------------------

                                                          Year Ended          Year Ended
                                                       December 31, 1997   December 31, 1996
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................    $ 2,104,005         $ 1,687,363
Net Realized Gain/Loss................................       (593,398)            287,514
Net Unrealized Appreciation/Depreciation During the
  Period..............................................      2,178,761            (547,665)
                                                          -----------         -----------
Change in Net Assets from Operations..................      3,689,368           1,427,212
                                                          -----------         -----------

Distributions from Net Investment Income..............     (2,104,005)         (1,654,415)
Distributions in Excess of Net Investment Income......        (24,977)                -0-
                                                          -----------         -----------
Distributions from and in Excess of Net Investment
  Income*.............................................     (2,128,982)         (1,654,415)
                                                          -----------         -----------
Distributions from Net Realized Gain:
  Class A Shares......................................        (14,898)                -0-
  Class B Shares......................................        (12,813)                -0-
  Class C Shares......................................           (397)                -0-
                                                          -----------         -----------
                                                              (28,108)                -0-
                                                          -----------         -----------
Total Distributions...................................     (2,157,090)         (1,654,415)
                                                          -----------         -----------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...      1,532,278            (227,203)
                                                          -----------         -----------
FROM CAPITAL TRANSACTIONS
Proceeds from Shares Sold.............................     15,913,603          16,047,069
Net Asset Value of Shares Issued Through Dividend
  Reinvestment........................................        999,451             701,942
Cost of Shares Repurchased............................     (7,278,428)         (8,255,409)
                                                          -----------         -----------

NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS....      9,634,626           8,493,602
                                                          -----------         -----------
TOTAL INCREASE IN NET ASSETS..........................     11,166,904           8,266,399
NET ASSETS:
Beginning of the Period...............................     41,877,139          33,610,740
                                                          -----------         -----------
End of the Period (Including accumulated undistributed
  net investment income of $(4,556) and $20,971,
  respectively).......................................    $53,044,043         $41,877,139
                                                          ===========         ===========

                                                          Year Ended          Year Ended
               *Distributions by Class                 December 31, 1997   December 31, 1996
--------------------------------------------------------------------------------------------
Distributions from and in Excess of Net Investment
  Income:
  Class A Shares......................................    $(1,223,114)        $  (868,212)
  Class B Shares......................................       (878,013)           (768,924)
  Class C Shares......................................        (27,855)            (17,279)
                                                          -----------         -----------
                                                          $(2,128,982)        $(1,654,415)
                                                          ===========         ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                          July 29, 1994
                                                                          (Commencement
                                                                          of Investment
                                             Year Ended December 31,      Operations) to
                                          -----------------------------    December 31,
             Class A Shares                 1997       1996      1995          1994
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period................................   $15.060    $15.203   $13.796         $14.300
                                           -------    -------   -------         -------
  Net Investment Income.................      .766       .784      .789            .291
  Net Realized and Unrealized
    Gain/Loss...........................      .508      (.153)    1.416           (.507)
                                           -------    -------   -------         -------
Total from Investment Operations........     1.274       .631     2.205           (.216)
                                           -------    -------   -------         -------
Less:
  Distributions from and in Excess of
    Net Investment
    Income..............................      .774       .774      .798            .288
  Distributions from Net Realized
    Gain................................      .010        -0-       -0-             -0-
                                           -------    -------   -------         -------
Total Distributions.....................      .784       .774      .798            .288
                                           -------    -------   -------         -------
Net Asset Value, End of the Period......   $15.550    $15.060   $15.203         $13.796
                                           =======    =======   =======         =======
Total Return* (a).......................     8.72%      4.37%    16.29%          (1.47%)**
Net Assets at End of the Period (In
  millions).............................     $29.3      $22.2     $16.2            $9.0
Ratio of Expenses to Average Net
  Assets*...............................      .59%       .28%      .44%            .49%
Ratio of Net Investment Income to
  Average Net Assets*...................     5.05%      5.31%     5.33%           5.13%
Portfolio Turnover......................       48%        73%       41%             19%**
* If certain expenses had not been
  assumed by VKAC, total return would
  have been lower and the ratios would
  have been as follows:
Ratio of Expenses to Average Net
  Assets................................     1.29%      1.47%     1.70%           1.99%
Ratio of Net Investment Income to
  Average Net Assets....................     4.35%      4.13%     4.07%           3.64%

**Non-Annualized
(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                            July 29, 1994
                                                                            (Commencement
                                                                            of Investment
                                               Year Ended December 31,      Operations) to
                                            -----------------------------    December 31,
              Class B Shares                  1997       1996      1995          1994
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period...   $15.064   $15.201   $13.792         $14.300
                                              -------   -------   -------         -------
  Net Investment Income....................      .650      .677      .685            .251
  Net Realized and Unrealized Gain/Loss....      .510     (.154)    1.415           (.509)
                                              -------   -------   -------         -------
Total from Investment Operations...........     1.160      .523     2.100           (.258)
                                              -------   -------   -------         -------
Less:
  Distributions from and in Excess of Net
    Investment Income......................      .660      .660      .691            .250
  Distributions from Net Realized Gain.....      .010       -0-       -0-             -0-
                                              -------   -------   -------         -------
Total Distributions........................      .670      .660      .691            .250
                                              -------   -------   -------         -------
Net Asset Value, End of the Period.........   $15.554   $15.064   $15.201         $13.792
                                              =======   =======   =======         =======
Total Return* (a)..........................     7.91%     3.58%    15.53%          (1.81%)**
Net Assets at End of the Period
  (In millions)............................     $22.5     $18.9     $16.9           $10.9
Ratio of Expenses to Average Net Assets*...     1.33%     1.03%     1.12%           1.26%
Ratio of Net Investment Income to Average
  Net Assets*..............................     4.30%     4.56%     4.66%           4.31%
Portfolio Turnover.........................       48%       73%       41%             19%**
* If certain expenses had not been assumed
  by VKAC, total return would have been
  lower and the ratios would have been as
  follows:
Ratio of Expenses to Average Net Assets....     2.03%     2.22%     2.38%           2.75%
Ratio of Net Investment Income to Average
  Net Assets...............................     3.60%     3.38%     3.40%           2.81%

**Non-Annualized
(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                            July 29, 1994
                                                                            (Commencement
                                                                            of Investment
                                               Year Ended December 31,      Operations) to
                                            -----------------------------    December 31,
              Class C Shares                  1997       1996      1995          1994
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period...   $15.081   $15.213   $13.786         $14.300
                                              -------   -------   -------         -------
  Net Investment Income....................      .666      .668      .690            .249
  Net Realized and Unrealized Gain/Loss....      .504     (.140)    1.428           (.513)
                                              -------   -------   -------         -------
Total from Investment Operations...........     1.170      .528     2.118           (.264)
                                              -------   -------   -------         -------
Less:
  Distributions from and in Excess of Net
    Investment Income......................      .660      .660      .691            .250
  Distribution from Net Realized Gain......      .010       -0-       -0-             -0-
                                              -------   -------   -------         -------
Total Distributions........................      .670      .660      .691            .250
                                              -------   -------   -------         -------
Net Asset Value, End of the Period.........   $15.581   $15.081   $15.213         $13.786
                                              =======   =======   =======         =======
Total Return* (a)..........................      7.97%     3.65%    15.61%          (1.81%)**
Net Assets at End of the Period (In
  thousands)...............................  $1,195.1    $849.2    $461.8           $11.4
Ratio of Expenses to Average Net Assets*...      1.37%     1.03%     1.13%           1.26%
Ratio of Net Investment Income to Average
  Net Assets*..............................      4.38%     4.56%     4.51%           4.28%
Portfolio Turnover.........................        48%       73%       41%           19%**
* If certain expenses had not been assumed
  by VKAC, total return would have been
  lower and the ratios would have been as
  follows:
Ratio of Expenses to Average Net Assets....      2.06%     2.22%     2.39%           2.74%
Ratio of Net Investment Income to Average
  Net Assets...............................      3.68%     3.38%     3.25%           2.87%

**Non-Annualized
(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1997
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Florida Insured Tax Free Income Fund (the "Fund") is organized as a series of the Van Kampen American Capital Tax Free Trust, a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide investors a high level of current income exempt from federal income and Florida state intangibles taxes, consistent with preservation of capital. Under normal market conditions, the Fund will invest at least 80% of its assets in insured Florida municipal securities. The Fund commenced investment operations on July 29, 1994.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Bond premium and original issue discount on securities purchased are amortized over the expected life of each applicable security. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

                               December 31, 1997
--------------------------------------------------------------------------------

D. ORGANIZATIONAL COSTS--The Fund has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Fund's organization. During the period, the original estimate of organizational costs of $120,000 was reduced to $70,000, reflecting the actual costs incurred. The amortization of these costs has been revised and adjusted accordingly. These costs are being amortized on a straight line basis over the 60 month period ending July 28, 1999. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Fund originally purchased by VKAC are redeemed during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At December 31, 1997, the Fund had an accumulated capital loss carryforward for tax purposes of $588,149 which will expire in 2005. Net realized gains or losses differ for financial reporting and tax purposes as a result of post October 31 losses which are not realized for tax purposes until the first day of the following fiscal year and losses recognized for tax purposes on open futures positions at December 31, 1997.

    At December 31, 1997, for federal income tax purposes, cost of long-term investments is $51,234,398; the aggregate gross unrealized appreciation is $3,647,942 and the aggregate gross unrealized depreciation is $0, resulting in net unrealized appreciation of $3,647,942.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 1997 fiscal year have been identified and appropriately reclassified. Permanent book and tax

                               December 31, 1997
--------------------------------------------------------------------------------

differences relating to distributions totaling $550 were reclassified from accumulated net realized loss to accumulated undistributed net investment income.

    For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 1997. The Fund designated $27,558 as a 28% rate capital gain distribution. Shareholders were sent a 1997 Form 1099-DIV in January 1998 representing their proportionate share of the capital gain distribution to be reported on their income tax returns. The Fund designated 99.99% of the income distributions as a tax-exempt Income distribution.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                          % PER ANNUM
-----------------------------------------------------------------------
First $500 million......................................      .500 of 1%

Over $500 million.......................................      .450 of 1%

    For the year ended December 31, 1997, the Fund recognized expenses of approximately $1,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended December 31, 1997, the Fund incurred expenses of approximately $27,100 representing VKAC's cost of providing accounting, cash management and legal services to the Fund. All of these expenses were assumed by VKAC.

    ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended December 31, 1997, the Fund incurred expenses of approximately $11,400, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit. All of this expense was assumed by VKAC.

    Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is equal to $2,500.

    At December 31, 1997, VKAC owned 100 shares each of Classes A, B and C.

                               December 31, 1997
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

    At December 31, 1997, capital aggregated $27,794,429, $21,042,117 and
$1,167,682 for Classes A, B and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                                SHARES              VALUE
----------------------------------------------------------------------------
Sales:
  Class A...............................         609,339         $ 9,274,646
  Class B...............................         384,943           5,831,452
  Class C...............................          52,399             807,505
                                               ---------         -----------
Total Sales.............................       1,046,681         $15,913,603
                                               =========         ===========
Dividend Reinvestment:
  Class A...............................          39,223         $   594,339
  Class B...............................          25,536             387,076
  Class C...............................           1,188              18,036
                                               ---------         -----------
Total Dividend Reinvestment.............          65,947         $   999,451
                                               =========         ===========
Repurchases:
  Class A...............................        (232,349)        $(3,502,983)
  Class B...............................        (216,650)         (3,274,422)
  Class C...............................         (33,195)           (501,023)
                                               ---------         -----------
Total Repurchases.......................        (482,194)        $(7,278,428)
                                               =========         ===========

                               December 31, 1997
--------------------------------------------------------------------------------

    At December 31, 1996, capital aggregated $21,428,427, $18,098,011 and
$843,164 for Classes A, B and C, respectively. For the year ended December 31, 1996, transactions were as follows:

                                                 SHARES         VALUE
------------------------------------------------------------------------
Sales:
  Class A.....................................    662,550    $ 9,888,850
  Class B.....................................    371,733      5,505,878
  Class C.....................................     43,663        652,341
                                                ---------    -----------
Total Sales...................................  1,077,946    $16,047,069
                                                =========    ===========
Dividend Reinvestment:
  Class A.....................................     24,754    $   367,510
  Class B.....................................     21,677        321,647
  Class C.....................................        858         12,785
                                                ---------    -----------
Total Dividend Reinvestment...................     47,289    $   701,942
                                                =========    ===========
Repurchases:
  Class A.....................................   (282,145)   $(4,206,188)
  Class B.....................................   (255,198)    (3,772,557)
  Class C.....................................    (18,569)      (276,664)
                                                ---------    -----------
Total Repurchases.............................   (555,912)   $(8,255,409)
                                                =========    ===========

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                      CONTINGENT DEFERRED
                                                          SALES CHARGE
             YEAR OF REDEMPTION                   CLASS B              CLASS C
------------------------------------------------------------------------------
First.......................................        4.00%                1.00%
Second......................................        3.75%                 None
Third.......................................        3.50%                 None
Fourth......................................        2.50%                 None
Fifth.......................................        1.50%                 None
Sixth.......................................        1.00%                 None
Seventh and Thereafter......................         None                 None

                               December 31, 1997
--------------------------------------------------------------------------------

    For the year ended December 31, 1997, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $15,100 and CDSC on redeemed shares of approximately $68,700. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $35,250,549 and $21,272,934, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

                               December 31, 1997
--------------------------------------------------------------------------------

    Transactions in futures contracts for the year ended December 31, 1997, were as follows:

                                                               CONTRACTS
------------------------------------------------------------------------
Outstanding at December 31, 1996...........................          -0-
Futures Opened.............................................          285
Futures Closed.............................................         (279)
                                                                    ----
Outstanding at December 31, 1997...........................            6
                                                                    ====

    The futures contracts outstanding at December 31, 1997, and the description and unrealized depreciation are as follows:

                                                               UNREALIZED
                                                 CONTRACTS    DEPRECIATION
---------------------------------------------------------------------------
Short Contracts -- Municipal Bond Index Futures
  March 1998
  (Current notional value $123,125 per
  contract)....................................          6          $10,173
                                                        ==         ========


6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended December 31, 1997, are payments retained by VKAC of approximately $156,100.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen American Capital Florida Insured Tax Free Income Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Florida Insured Tax Free Income Fund (the "Fund"), including the portfolio of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Florida Insured Tax Free Income Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
February 4, 1998

       VAN KAMPEN AMERICAN CAPITAL FLORIDA INSURED TAX FREE INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
RICHARD M. DEMARTINI*
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
JACK E. NELSON
DON G. POWELL*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* -- Chairman

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*

ALAN T. SACHTLEBEN*

PAUL R. WOLKENBERG*
  Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601



* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1998 All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After June 30, 1998, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  4
Performance in Perspective.......................  5
Glossary of Terms................................  6
Portfolio Management Review......................  8
Portfolio Highlights............................. 11
Portfolio of Investments......................... 12
Statement of Assets and Liabilities.............. 15
Statement of Operations.......................... 16
Statement of Changes in Net Assets............... 17
Financial Highlights............................. 18
Notes to Financial Statements.................... 21
Report of Independent Accountants................ 28

NYTF ANR 2/98

                             LETTER TO SHAREHOLDERS



February 3, 1998

Dear Shareholder,
    The new year ushers in what
promises to be an exciting and
challenging time for investors. The
Taxpayer Relief Act of 1997 signed
into law by President Clinton in
August creates many new opportunities                    [PHOTO]
for you and your family to take a
more active role in achieving your
long-term financial goals.
    Most Americans will benefit from      DENNIS J. MCDONNELL AND DON G. POWELL
the bill's $95 billion in tax cuts
over five years. The so-called Kiddie Credit gives parents $400 in immediate tax relief for every child under age 17, and families will find it easier to save for their children's college expenses through the new Education IRA. The bill also cuts capital gains tax rates for the first time in over a decade and loosens restrictions on tax-deductible IRA contributions. Perhaps the most exciting feature of all is the new Roth IRA, which allows investment earnings to grow tax free, not just tax deferred.
    This year more than ever, it could be important for you to talk with your financial adviser about how to make the tax code work to your advantage. At Van Kampen American Capital, we have prepared a variety of publications to help you understand your choices under the new tax legislation. And with the help of your adviser, we'll help you locate the many benefits hidden among the changing tax landscape.

ECONOMIC OVERVIEW
    These continue to be the best of times for the U.S. economy. Growth is strong, consumers are optimistic, unemployment is low, the budget is heading for surplus, and our nation's currency is rising around the world.
    Despite the strength in the economy, there is no indication of troublesome inflation. In fact, the producer price index fell by 1.2 percent during the year, the largest annual decline in wholesale prices since 1986. Inflation at the consumer level was also virtually nonexistent, with the consumer price index rising by only 1.7 percent during 1997. A strong dollar, and significant productivity gains helped offset inflationary pressures caused by rising wages.
    After increasing short-term interest rates by 0.25 percent in March, the Federal Reserve Board left monetary policy unchanged for the remainder of the year. In addition to signs that the economy was slowing modestly from its breakneck pace of early 1997, Fed policy-makers were concerned about the impact that higher U.S. interest rates might have on the struggling economies of Southeast Asia. Generally, higher U.S. interest rates cause the dollar to rise relative to other currencies. With nearly all Asian currencies already down

                                                          Continued on page two
significantly, a hike in U.S. rates would force monetary authorities in Asia to choose between letting their currencies decline further or matching the rate increase, thereby slowing their already-sluggish economies.

MARKET OVERVIEW
    Low inflation and steady Federal Reserve policy contributed to solid gains for fixed-income investments over the reporting period. The yield on the Treasury's benchmark 30-year bond began the year at 6.64 percent and climbed to
7.17 percent in April amid fears that strong economic growth would reignite inflation. When subsequent data showed the economy to be slowing, bond yields gradually drifted lower. By the end of the reporting period, long-term Treasury-bond yields had fallen to 5.92 percent, the lowest level in more than four years.
    During the 12 months through December, long-term general obligation bonds returned more than 11 percent, compared to just under 9 percent for intermediate-term bonds. Total volume of municipal debt rose to over $200 billion, the highest level since 1993. Close to 50 percent of issuance was enhanced by insurance. This increase in AAA-rated volume caused spreads between high quality and lower-rated paper to compress, making quality offerings attractive during the period. At the same time, however, it was difficult to build the income component of the portfolio due to the scarcity of higher yielding securities.

OUTLOOK
    We believe that reduced demand for American exports to Asia will exert a mild drag on the U.S. economy in coming months. But while corporate profits could suffer, slower economic growth will help mitigate the inflationary pressures caused by the tight domestic labor market. That scenario is typically good for fixed-income investments.
    However, if bond yields continue to drift lower, economic growth in the U.S. could accelerate later in 1998. In recent years, each significant decline in long-term interest rates has ignited economic growth by making housing, autos, and other big-ticket consumer goods more affordable. We also expect the healthy economy to keep credit spreads relatively tight in coming months.
    As we noted earlier, the Taxpayer Relief Act of 1997 provides attractive new vehicles through which investors can save for a variety of goals, including higher education and retirement. We encourage you to work with your financial adviser to consider how the tax changes can work to your benefit.

                                                        Continued on page three

    Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to serve you through our diverse menu of quality investments.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1997

           VAN KAMPEN AMERICAN CAPITAL NEW YORK TAX FREE INCOME FUND



 TOTAL RETURNS
                                           A SHARES   B SHARES   C SHARES
One-year total return based on NAV(1)....    10.92%     10.07%     10.07%
One-year total return(2).................     5.63%      6.07%      9.07%
Life-of-Fund average annual total
return(2)................................     7.10%      7.22%      7.83%
Commencement date........................  07/29/94   07/29/94   07/29/94



 DISTRIBUTION RATES AND YIELD
Distribution rate(3).....................     4.83%      4.39%      4.39%
Taxable equivalent distribution rate(4)..     8.10%      7.37%      7.37%
SEC Yield(5).............................     4.60%      4.06%      4.04%

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2)Standardized total return. Assumes reinvestment of all distributions for the period ended and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3)Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4)Taxable equivalent calculations reflect a combined federal and state income tax rate of 40.4% which takes into consideration the deductibility of individual state taxes paid.

(5)SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending December 31, 1997. Had certain expenses of the Fund not been assumed by VKAC, the SEC Yield would have been 3.71%, 3.13%, and 3.11% for Classes A, B and C, respectively, and total returns would have been lower.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Investing in lower-rated securities involves a higher degree of credit and market risk. Investments in derivative securities will subject the Fund to greater risks.

Market forecasts provided in this report may not necessarily come to pass.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

    - Illustrate the general market environment in which your investments are being managed

    - Reflect the impact of favorable market trends or difficult market conditions

    - Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

    For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Lehman Brothers Municipal Bond Index over time. As a broad-based, unmanaged statistical composite, this index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. Similarly, its performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

   GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
   Van Kampen American Capital New York Tax Free Income Fund vs. Lehman Brothers Municipal Bond Index (July 29, 1994 through December 31, 1997)


                                   [GRAPH]


                              VKAC               Lehman Brothers
                        New York Tax Free        Municipal Bond
  Value at                 Income Fund               Index
Jul 1994                     9,527.00                 10,000.00
Dec 1994                     9,248.00                  9,745.50
Jun 1995                    10,046.00                 10,686.50
Dec 1995                    10,850.00                 11,447.30
Jun 1996                    10,735.00                 11,395.90
Dec 1996                    11,408.00                 11,955.40
Jun 1997                    11,833.00                 12,338.80
Dec 1997                    12,654.00                 13,055.50


-------------------------------
Fund's Total Return
1 Year Avg. Annual     =  5.63%
3 Year Avg. Annual     =  9.22%
Inception Avg. Annual  =  7.10%
-------------------------------



The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting yields on bonds. One hundred basis points is equal to one percent. For example, if a bond's yield changes from 7.00 to
6.65 percent, it would be considered a 35 basis point move.

CALL FEATURE: Allows the issuer to buy back the bond before the date of maturity. When the bond is called, the issuer repurchases it at or above its face value, and stops paying interest on that loan.

CLASS A SHARES: When Class A shares of a fund are purchased, the share price includes the net asset value plus a one-time sales charge (or "load"). There is no redemption fee (Contingent Deferred Sales Charge).

COUPON RATE: The stated rate of interest the bond pays until maturity, expressed as a percentage of the face value.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues (such as AAA-rated municipal bonds) and lower-quality issues (such as BBB- and non-rated municipal bonds). Under normal circumstances, lower-quality issues provide higher yields in order to compensate investors for the additional credit risk.

DURATION: A measure of a bond's sensitivity to changes in interest rates, expressed in years. The longer a fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when rates decline.

FEDERAL FUNDS RATE: The interest rate charged by one institution lending federal funds to another. This overnight rate is used to meet banks' daily reserve requirements. The Federal Reserve Board uses the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): A seven-member group that directs the operations of the Federal Reserve System, the central bank system of the United States. Currently led by Chairman Alan Greenspan, the Fed meets eight times a year to establish monetary policy and monitor the country's economic pulse.

GENERAL OBLIGATION BONDS: Bonds backed by the full faith and credit (taxing authority) of the issuer for timely payment of interest and principal. General obligation bonds are issued to finance essential government projects, such as highways and schools.

INFLATION: An economic state in which the amount of money supply and business activity dramatically increases, accompanied by sharply rising prices. Inflation is widely measured by the Consumer Price Index, a leading economic indicator that measures the change in the cost of purchased goods and services.

MUNICIPAL BOND: A debt security issued by a state, municipality or other governmental entity to finance capital expenditures such as the construction of highways, public works, or school buildings.

MUNICIPAL REVENUE BONDS: Bonds that are payable only from the revenues the project will generate and are not backed by any taxing authority of the issuer. Revenue bonds are issued to finance the building of hospitals, toll bridges, electric dams, airports, and college dormitories.

MUNICIPAL YIELD CURVE: A representation of the actual or projected yields of municipal bond securities in relationship to their maturities.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

PUT BOND: A long-term bond that the bondholder can "put" back to the issuer for redemption at a specified price on a specified future date prior to maturity.

PREREFUNDING: A process whereby new bonds are issued to refinance an outstanding bond issue. This typically occurs when interest rates decline and an issuer wishes to replace higher-yielding bonds with current lower-yielding issues.

YIELD CURVE: A result of viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years, grouped together, will often reflect a pattern of increasing yield as maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates. An "inverted" yield curve indicates that short-term rates are higher than long-term rates.

ZERO COUPON BONDS: A corporate or municipal debt security traded at a deep discount from face value that pays no interest and it may be redeemed at maturity for full face value.

                          PORTFOLIO MANAGEMENT REVIEW
           VAN KAMPEN AMERICAN CAPITAL NEW YORK TAX FREE INCOME FUND

We recently spoke with the management team of the Van Kampen American Capital New York Tax Free Income Fund about the key events and economic forces that shaped the markets during the Fund's fiscal year. The team includes Dennis S. Pietrzak, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the 12-month period ended December 31, 1997.

   Q HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT IN WHICH THE FUND HAS OPERATED DURING THE PAST 12 MONTHS?


   A The bond market saw healthy price advances during 1997, but this ascension was not a smooth ride. Early in the year, bond prices began to fall when economic indicators caused concerns about rising inflation and a potential interest rate hike by the Federal Reserve Board. When the Fed raised interest rates by a modest 0.25 percent in late March, bond prices fell even further. By mid-April, however, the market's mood reversed, giving little indication of price pressures despite the economy's strength. Bond prices also benefited from heavy purchases by foreign investors and concerns that the stock market rally was nearing an end.
      While the economy showed few, if any, signs of inflation, bond prices continued their climb, and long-term interest rates declined further. This caused credit spreads between investment-grade and lower- or non-rated bonds to contract significantly. Also, an unprecedented amount of insured bond issuance--49 percent of total volume--reduced the supply of higher-yielding, lower-, and non-rated bonds available in the market.
      In New York, a broad-based economic expansion, fueled by strong advances on Wall Street, contributed to a large increase in personal tax collections.
The state's coffers continued to fatten as income tax, especially in New York City, benefited from an economic upswing. Bond issuance across the state surpassed last year's numbers, but yield spreads between insured issues and New York state-appropriated bonds continued to contract.
      Early in the year, New York City reached its ceiling on debt issuance. Rather than creating a credit crunch, the city created the New York Transitional Finance Authority, which tied new debt issuance to city income tax revenues. The bonds from this new authority received excellent coverage and an unexpected AA rating.

   Q  HOW HAVE THESE CONDITIONS AFFECTED THE MANAGEMENT OF THE FUND?


   A Although declining yields in the market made it more difficult to add significant value over many of our existing holdings, we did not change our fundamental investment strategy. Instead, we evaluated bond issues on an individual basis and made purchases where we found the most appropriate opportunities.
      The narrowing of credit spreads, while limiting the attractiveness of the high-yielding, higher-risk securities offered at the current market levels, actually increased the value of these bonds in the Fund's portfolio, as the prices of these securities appreciated considerably. We found value in the long end of the yield curve and concentrated on municipal bonds that mature in the 20- to 30-year range, which proved to be the most attractive for maintaining the Fund's yield.

   Q  WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO?

   A During the period, the Fund almost doubled in asset size, which enabled us to add larger positions to the portfolio. Bonds issued by New York state agencies proved to be the most attractive purchases for the Fund, because they offered additional yield with slightly higher risk than insured bonds. New York City, New York state agencies, and Port Authority bonds served the portfolio well during the period.
      We maintained a relatively neutral stance on the Fund's duration toward the end of the period in an effort to manage volatility. Earlier in the year, when fears of inflation and an interest rate hike appeared possible, we kept the Fund's duration shorter than its benchmark. When rates fell after the minor up-tick in rates in March and April, our duration remained short of the benchmark, causing the return to suffer slightly at the beginning of the second quarter. The Fund recovered its losses in late June and early July, when we extended the duration closer to the benchmark. For additional Fund portfolio highlights, please refer to page eleven.

   Q  HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

   A The Fund posted positive results for the fiscal year. Total return for the 12 months ended December 31, 1997 was 10.92 percent(1) (Class A shares at net asset value). By comparison, the Fund's benchmark, the Lehman Brothers
Municipal Bond Index returned 9.19 percent for the same period. Keep in mind that this index is a broad-based, unmanaged index of municipal bonds and does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. Please refer to the chart on page four for additional Fund performance results.
      The Fund also continued to meet its goal of providing a competitive level of tax-exempt current income. Its tax-exempt distribution rate (Class A shares) was 4.83 percent(3) as of December 31, 1997, based on a monthly dividend of $.0665 per Class A share and a maximum public offering price of $16.51 per share. For investors in the 40.4 percent combined state and federal income tax bracket, the Fund's taxable-equivalent distribution rate was 8.10 percent(4).

   Q  WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?

   A We expect both the U.S. economy and the New York state economy to remain strong going into 1998, although their growth rates could slow from current levels. The expediency with which the crisis in Southeast Asia is resolved will play a key role in how the Fed will manage the U.S. interest rate environment in the coming year. We are cautiously optimistic that interest rates will remain fairly stable, if not move slightly lower in 1998. In the event that conditions in Southeast Asia stabilize and the U.S. economy shows increased signs of price appreciation and wage pressures, the Fed might take preemptive measures to keep inflation in check.
    On a national level, we anticipate that the long-term municipal bond yields will remain stable and the tax-exempt bond market should continue to track Treasuries. The current interest rate environment should encourage bond issuers to prepay their higher-yielding debt through the issuance of refunding bonds. While this could increase supply, New York has a tremendous concentration of wealth and high tax rates that should ultimately create a large demand for tax-exempt investments.
    We believe the Fund is well positioned to weather changes in interest rates in the coming year. Regardless of market conditions, we believe the Fund's duration and diversity will help the portfolio be less volatile to interest rate changes.

[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

[SIG]
Dennis S. Pietrzak
Portfolio Manager

                                               Please see footnotes on page four

                              PORTFOLIO HIGHLIGHTS

           VAN KAMPEN AMERICAN CAPITAL NEW YORK TAX FREE INCOME FUND

 CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF DECEMBER 31, 1997                                 AS OF JUNE 30, 1997 (1)
AAA..............  28.6%                                AAA..............  36.4%
AA...............   3.7%                                AA...............   9.3%
A................  10.9%        [PIE CHART]             A................   4.4%            [PIE CHART]
BBB..............  45.9%                                BBB..............  37.7%
Non-Rated........  10.9%                                Non-Rated........  12.2%

Based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.

 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF DECEMBER 31, 1997                                  AS OF JUNE 30, 1997(1)
Industrial Revenue ...   17.1%                           Higher Education .....   16.9%
Transportation .......   13.9%                           Industrial Revenue ...   16.0%
Higher Education .....   11.9%                           Health Care ..........   11.9%
General Purpose ......    9.6%                           Transportation .......   11.8%
Health Care ..........    8.4%                           General Purpose ......   11.2%

 DURATION

          AS OF DECEMBER 31, 1997(1)         AS OF JUNE 30, 1997(1)
Duration          8.87 years                       8.08 years

(1) Unaudited

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1997
--------------------------------------------------------------------------------

 Par
Amount
(000)                       Description                     Coupon   Maturity  Market Value
-------------------------------------------------------------------------------------------
         MUNICIPAL BONDS  102.1%
         NEW YORK  100.5%
$ 750    Clifton Springs, NY Hosp & Clinic Ser A Rfdg &
         Impt.............................................   7.650%  01/01/12  $   828,975
  500    Islip, NY Cmnty Dev Agy Cmnty Dev Rev NY
         Institute of Technology Rfdg.....................   7.500   03/01/26      554,665
1,645    Metropolitan Tran Auth NY Commuter Fac Rev (a)...   5.500   07/01/14    1,649,129
  800    Metropolitan Tran Auth NY Commuter Fac Rev Ser A
         (MBIA Insd)......................................   5.625   07/01/27      837,624
  600    Nassau Cnty, NY Bridge Auth Rev Ser B (Connie Lee
         Insd)............................................   5.250   10/01/26      599,946
  750    New York City Indl Dev Agy Brooklyn Navy Yard....   5.650   10/01/28      759,937
  500    New York City Indl Dev Agy Civic Fac Rev Cmnty
         Res Developmentally Disabled (b).................   7.500   08/01/26      531,105
  500    New York City Indl Dev Agy Civic Fac Rev College
         of New Rochelle Proj.............................   5.750   09/01/17      514,960
  500    New York City Indl Dev Agy Rev Visy Paper Inc
         Proj (b).........................................   7.950   01/01/28      577,570
  375    New York City Indl Dev Agy Spl Fac Rev Terminal
         One Group Assn Proj..............................   5.700   01/01/04      394,208
  750    New York City Indl Dev Agy Spl Fac United
         Airlines Inc Proj................................   5.650   10/01/32      759,638
  500    New York City Indl Dev Civic YMCA Greater NY
         Proj.............................................   6.000   08/01/07      536,890
  515    New York City Indl Dev Civic YMCA Greater NY
         Proj.............................................   5.800   08/01/16      533,952
2,000    New York City Muni Wtr Fin Auth Wtr & Swr Sys
         Rev..............................................   5.250   06/15/29    1,981,700
  500    New York City Muni Wtr Fin Auth Wtr & Swr Sys Rev
         Ser B (AMBAC Insd) (b)...........................   5.375   06/15/19      504,110
  500    New York City Ser B..............................   5.700   08/15/07      533,530
  360    New York City Ser C..............................   7.250   08/15/24      392,850
  140    New York City Ser C (Prerefunded @ 08/15/01).....   7.250   08/15/24      154,918
1,000    New York City Ser F (a)..........................   5.250   08/01/12    1,000,840
  240    New York City Ser H (FSA Insd)...................   7.000   02/01/21      265,997
  260    New York City Ser H (Prerefunded @ 02/01/02) (FSA
         Insd)............................................   7.000   02/01/21      291,356
  300    New York St Dorm Auth Rev City Univ Ser F........   5.000   07/01/14      292,113
  600    New York St Dorm Auth Rev City Univ Sys 3rd Genl
         Res 2 Rfdg.......................................   6.000   07/01/05      651,192
  750    New York St Dorm Auth Rev Cons City Univ Sys Ser
         A................................................   5.625   07/01/16      796,792
  500    New York St Dorm Auth Rev Court Fac Lease Ser
         A................................................   5.700   05/15/22      510,205
  570    New York St Dorm Auth Rev Dept Ed St of NY Issue
         Ser A............................................   5.800   07/01/22      593,313
  750    New York St Dorm Auth Rev FHA Nursing Home
         Menorah (FHA Gtd)................................   5.950   02/01/17      796,897
  665    New York St Dorm Auth Rev FHA Sarah Neuman
         Nursing Home (AMBAC Insd)........................   5.375   08/01/17      672,687
  500    New York St Dorm Auth Rev St Univ Edl Fac........   5.750   05/15/10      542,040
1,200    New York St Dorm Auth Rev Svc Contract Albany
         Cnty (a).........................................   5.250   04/01/13    1,202,052
1,000    New York St Dorm Auth Rev Svc Contract Albany
         Cnty (a).........................................   5.250   04/01/17      991,540

                                               See Notes to Financial Statements

                               December 31, 1997
--------------------------------------------------------------------------------

 Par
Amount
(000)                       Description                     Coupon   Maturity  Market Value
-------------------------------------------------------------------------------------------
         NEW YORK (CONTINUED)
$ 500    New York St Energy Resh & Dev Auth Elec Fac Rev
         Cons Edison Co NY Inc Proj Ser A (MBIA Insd).....   7.500%  01/01/26  $   533,355
  500    New York St Energy Resh & Dev Auth Gas Fac Rev
         Brooklyn Union Gas Co Ser B (Inverse Fltg) (c)...   9.311   07/01/26      653,125
  300    New York St Energy Resh & Dev Auth St Svc
         Contract Rev Western NY Nuclear Svc Cent Proj....   6.000   04/01/00      312,111
  500    New York St Environmental Fac Corp Pollutn Ctl
         Rev St Wtr Revolving Fund Ser D (b)..............   6.850   11/15/11      571,330
  500    New York St Hsg Fin Agy Rev Insd Multi-Family Mtg
         Ser B (AMBAC Insd)...............................   6.250   08/15/14      534,640
  500    New York St Med Care Fac Fin Agy Rev NY Hosp Mtg
         Ser A (AMBAC Insd)...............................   6.200   08/15/05      561,500
  500    New York St Med Care Fac Fin Agy Rev NY Hosp Mtg
         Ser A (AMBAC Insd) (b)...........................   6.600   02/15/11      563,115
  300    New York St Med Care Fac Fin Agy Rev Presbyterian
         Hosp Mtg Ser A Rfdg (FHA Gtd)....................   5.250   08/15/14      304,617
  500    New York St Mtg Agy Rev Homeowner Mtg Ser 30B....   6.650   10/01/25      534,230
  750    New York St Mtg Agy Rev Homeowner Mtg Ser 58.....   6.400   04/01/27      807,315
  290    New York St Thruway Auth Svc Contract Rev Loc Hwy
         & Brdg...........................................   5.750   04/01/09      309,413
  370    New York St Urban Dev Corp Rev Correctional Cap
         Fac Rfdg.........................................   5.625   01/01/07      388,866
  450    New York St Urban Dev Corp Rev Correctional Cap
         Fac Ser 7........................................   5.700   01/01/27      461,840
  500    New York St Urban Dev Corp Rev Correctional Cap
         Fac Ser A Rfdg...................................   5.500   01/01/14      524,215
  300    New York St Urban Dev Corp Rev Correctional Fac
         Rfdg.............................................   5.750   01/01/13      310,290
  420    Niagara Falls, NY Pub Impt (MBIA Insd)...........   6.900   03/01/20      479,371
  500    Oneida Cnty, NY Pub Impt (b).....................   5.850   03/15/12      521,385
  300    Port Auth NY & NJ Spl Oblig......................   7.000   10/01/07      341,154
  500    Port Auth NY & NJ Spl Oblig Rev Spl Proj JFK Intl
         Arpt Terminal 6 (MBIA Insd)......................   5.750   12/01/25      522,255
  625    Rockland Cnty, NY Solid Waste Mgmt Auth Ser B
         (AMBAC Insd).....................................   5.550   12/15/16      654,088
  500    Suffolk Cnty, NY Indl Dev Agy Indl Dev Rev.......   6.375   06/01/17      501,165
  225    Syracuse, NY Hsg Auth Rev Sub Proj Loretto Rest
         Ser B............................................   7.500   08/01/10      229,457
  400    Triborough Brdg & Tunl Auth NY Rev Genl Purp Ser
         A Rfdg...........................................   5.000   01/01/12      401,756
                                                                               -----------
                                                                                32,273,324
                                                                               -----------
         PUERTO RICO  1.6%
  500    Puerto Rico Indl Tourist Edl Mennonite Genl Hosp
         Proj Ser A.......................................   5.625   07/01/27      507,855
                                                                               -----------
TOTAL LONG-TERM INVESTMENTS  102.1%
  (Cost $30,696,039).........................................................   32,781,179
                                                                               -----------

                                               See Notes to Financial Statements

                               December 31, 1997
--------------------------------------------------------------------------------

 Par
Amount
(000)                       Description                                        Market Value
-------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  11.5%
  New York City Muni Wtr Fin Auth Wtr & Swr Sys Rev ($400,000 par, 5.000%
  coupon, maturing on 06/15/24)..............................................  $   400,000
  New York City 1993 Ser B ($1,000,000 par, 4.150% coupon, maturing
  10/01/21)..................................................................    1,000,000
  New York City 1994 Ser B ($2,000,000 par, 4.150% coupon, maturing
  08/15/22)..................................................................    2,000,000
  New York City Subser 4 ($300,000 par, 4.950% coupon, maturing 08/01/21)....      300,000
                                                                               -----------
TOTAL SHORT-TERM INVESTMENTS  11.5%
  (Cost $3,700,000)..........................................................    3,700,000
                                                                               -----------
TOTAL INVESTMENTS  113.6%
  (Cost $34,396,039).........................................................   36,481,179
LIABILITIES IN EXCESS OF OTHER ASSETS  (13.6%)...............................   (4,364,591)
                                                                               -----------
NET ASSETS  100.0%...........................................................  $32,116,588
                                                                               ===========

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

(c) An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio. The price of these securities may be more volatile than the price of a comparable fixed rate security.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $34,396,039)........................  $36,481,179
Cash........................................................        8,775
Receivables:
  Interest..................................................      568,738
  Fund Shares Sold..........................................        3,081
Unamortized Organizational Costs............................       23,580
Other.......................................................          221
                                                              -----------
      Total Assets..........................................   37,085,574
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................    4,766,150
  Income Distributions......................................       73,644
  Distributor and Affiliates................................       65,300
  Fund Shares Repurchased...................................          275
Accrued Expenses............................................       43,019
Trustees' Deferred Compensation and Retirement Plans........       20,598
                                                              -----------
      Total Liabilities.....................................    4,968,986
                                                              -----------
NET ASSETS..................................................  $32,116,588
                                                              ===========
NET ASSETS CONSIST OF:
Capital.....................................................  $29,990,469
Net Unrealized Appreciation.................................    2,085,140
Accumulated Net Realized Gain...............................       40,951
Accumulated Undistributed Net Investment Income.............           28
                                                              -----------
NET ASSETS..................................................  $32,116,588
                                                              ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
      net assets of $17,974,339 and 1,142,337 shares of
      beneficial interest issued and outstanding)...........  $     15.73
    Maximum sales charge (4.75%* of offering price).........          .78
                                                              -----------
    Maximum offering price to public........................  $     16.51
                                                              ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
      net assets of $13,110,477 and 833,648 shares of
      beneficial interest issued and outstanding)...........  $     15.73
                                                              ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
      net assets of $1,031,772 and 65,610 shares of
      beneficial interest issued and outstanding)...........  $     15.73
                                                              ===========

*On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest..................................................... $1,350,276
                                                              ----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $28,117, $113,878 and $5,783, respectively)..    147,778
Investment Advisory Fee......................................    139,021
Accounting Services..........................................     28,263
Legal........................................................     26,500
Shareholder Services.........................................     23,700
Shareholder Reports..........................................     20,778
Audit........................................................     19,197
Custody......................................................     13,497
Trustees' Fees and Expenses..................................      6,690
Other........................................................        956
                                                              ----------
    Total Expenses...........................................    426,380
    Less Fees Waived and Expenses Reimbursed ($139,021 and
      $52,808, respectively).................................    191,829
                                                              ----------
    Net Expenses.............................................    234,551
                                                              ----------
NET INVESTMENT INCOME........................................ $1,115,725
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments................................................ $  302,167
  Futures....................................................    (47,138)
                                                              ----------
Net Realized Gain............................................    255,029
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period....................................    967,758
  End of the Period..........................................  2,085,140
                                                              ----------
Net Unrealized Appreciation..................................  1,117,382
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................. $1,372,411
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS................... $2,488,136
                                                              ==========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Years Ended December 31, 1997 and
                               December 31, 1996
--------------------------------------------------------------------------------

                                                         Year Ended               Year Ended
                                                      December 31, 1997        December 31, 1996
------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................      $  1,115,725          $    861,604
Net Realized Gain....................................           255,029               178,372
Net Unrealized Appreciation/Depreciation.............         1,117,382              (185,185)
                                                           ------------          ------------
Change in Net Assets from Operations.................         2,488,136               854,791
                                                           ------------          ------------
Distributions from Net Investment Income:
  Class A Shares.....................................          (584,822)             (354,322)
  Class B Shares.....................................          (515,371)             (471,468)
  Class C Shares.....................................           (25,931)              (17,599)
                                                           ------------          ------------
                                                             (1,126,124)             (843,389)
                                                           ------------          ------------
Distributions from Net Realized Gain:
  Class A Shares.....................................           (46,829)                  -0-
  Class B Shares.....................................           (34,234)                  -0-
  Class C Shares.....................................            (2,691)                  -0-
                                                           ------------          ------------
                                                                (83,754)                  -0-
                                                           ------------          ------------
TOTAL DISTRIBUTIONS..................................        (1,209,878)             (843,389)
                                                           ------------          ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.........................................         1,278,258                11,402
                                                           ------------          ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold............................        16,610,486             5,845,364
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.......................................           683,838               429,768
Cost of Shares Repurchased...........................        (4,637,600)           (3,618,542)
                                                           ------------          ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...        12,656,724             2,656,590
                                                           ------------          ------------
TOTAL INCREASE IN NET ASSETS.........................        13,934,982             2,667,992
NET ASSETS:
Beginning of the Period..............................        18,181,606            15,513,614
                                                           ------------          ------------
End of the Period (Including accumulated
  undistributed net investment income of $28 and
  $10,427, respectively).............................       $32,116,588          $ 18,181,606
                                                           ============          ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                            July 29, 1994
                                                                            (Commencement
                                                                            of Investment
                                                Year Ended December 31      Operations) to
                                              ---------------------------    December 31,
               Class A Shares                  1997      1996      1995          1994
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....  $14.992   $15.048   $13.579      $   14.300
                                              -------   -------   -------      ----------
  Net Investment Income.....................     .786      .816      .821            .302
  Net Realized and Unrealized Gain/Loss.....     .795     (.074)    1.476           (.722)
                                              -------   -------   -------      ----------
Total from Investment Operations............    1.581      .742     2.297           (.420)
Less:
  Distributions from and in Excess of Net
    Investment Income.......................     .798      .798      .828            .301
  Distributions from Net Realized Gain......     .041         0         0               0
                                              -------   -------   -------      ----------
Total Distributions.........................  $  .839   $  .798   $  .828      $     .301
                                              -------   -------   -------      ----------
Net Asset Value, End of the Period..........  $15.734   $14.992   $15.048      $   13.579
                                              =======   =======   =======      ==========
Total Return*(a)............................    10.92     5.14%    17.33%          (2.93%)**
Net Assets at End of the Period (In
  millions).................................  $  18.0   $   7.7   $   5.4      $      2.9
Ratio of Expenses to Average Net Assets*....     .64%      .31%      .21%            .26%
Ratio of Net Investment Income to Average
  Net Assets*...............................    5.16%     5.56%     5.63%           5.27%
Portfolio Turnover..........................      60%      126%       51%             68%**
*If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.....    1.47%     1.82%     2.10%           2.73%
Ratio of Net Investment Income to Average
  Net Assets................................    4.33%     4.04%     3.74%           2.81%

**Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                     July 29, 1994
                                                                                     (Commencement
                                                                                     of Investment
                                                  Year Ended December 31,            Operations) to
                                          ----------------------------------------    December 31,
             Class B Shares                  1997          1996           1995            1994
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.................................  $14.992       $   15.046     $   13.578      $   14.300
                                           -------       ----------     ----------      ----------
  Net Investment Income..................     .684             .704           .713            .263
  Net Realized and Unrealized
    Gain/Loss............................     .782            (.068)         1.476           (.722)
                                           -------       ----------     ----------      ----------
Total from Investment Operations.........    1.466             .636          2.189           (.459)
Less:
  Distributions from and in Excess of Net
    Investment Income....................     .690             .690           .721            .263
  Distributions from Net Realized Gain...     .041                0              0               0
                                           -------       ----------     ----------      ----------
Total Distributions......................  $  .731       $     .690     $     .721      $     .263
                                           -------       ----------     ----------      ----------
Net Asset Value, End of the Period.......  $15.727       $   14.992     $   15.046      $   13.578
                                           =======       ==========     ==========      ==========
Total Return*(a).........................   10.07%            4.37%         16.47%          (3.20%)**
Net Assets at End of the Period (In
  millions)..............................  $  13.1       $     10.1     $      9.7      $      8.1
Ratio of Expenses to Average Net
  Assets*................................    1.36%            1.07%           .93%            .96%
Ratio of Net Investment Income to Average
  Net Assets*............................    4.49%            4.79%          4.93%           4.58%
Portfolio Turnover.......................      60%             126%            51%             68%**
*If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets.................................    2.18%            2.60%          2.82%           3.42%
Ratio of Net Investment Income to Average
  Net Assets.............................    3.67%            3.26%          3.04%           2.12%
**Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                     July 29, 1994
                                                                                     (Commencement
                                                                                     of Investment
                                                  Year Ended December 31,            Operations) to
                                          ----------------------------------------    December 31,
             Class C Shares                  1997          1996           1995            1994
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.................................  $14.992       $   15.041     $   13.579      $   14.300
                                           -------       ----------     ----------      ----------
  Net Investment Income..................     .676             .701           .711            .267
  Net Realized and Unrealized
    Gain/Loss............................     .789            (.060)         1.472           (.725)
                                           -------       ----------     ----------      ----------
Total from Investment Operations.........    1.465             .641          2.183           (.458)
Less:
  Distributions from and in Excess of Net
    Investment Income....................     .690             .690           .721            .263
  Distributions from Net Realized Gain...     .041                0              0               0
                                           -------       ----------     ----------      ----------
Total Distributions......................  $  .731       $     .690     $     .721      $     .263
                                           -------       ----------     ----------      ----------
Net Asset Value, End of the Period.......  $15.726       $   14.992     $   15.041      $   13.579
                                           =======       ==========     ==========      ==========
Total Return*(a).........................   10.07%            4.44%         16.39%          (3.20%)**
Net Assets at End of the Period (In
  millions)..............................  $   1.0       $       .4     $       .4      $       .2
Ratio of Expenses to Average Net
  Assets*................................    1.41%            1.08%           .98%            .96%
Ratio of Net Investment Income to Average
  Net Assets*............................    4.37%            4.78%          4.81%           4.58%
Portfolio Turnover.......................      60%             126%            51%             68%**
*If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets.................................    2.23%            2.61%          2.86%           3.42%
Ratio of Net Investment Income to Average
  Net Assets.............................    3.55%            3.25%          2.93%           2.12%
**Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1997
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital New York Tax Free Income Fund (the "Fund") is organized as a series of the Van Kampen American Capital Tax Free Trust, a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide investors with a high level of current income exempt from federal, New York State and New York City income taxes, consistent with preservation of capital. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in a portfolio of New York municipal securities rated investment grade at the time of investment. The Fund commenced investment operations on July 29, 1994.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 or less days are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Bond premium and original issue discount on securities purchased are amortized over the expected life of each applicable security. Expenses of the Fund are allocated on a pro rata

                               December 31, 1997
--------------------------------------------------------------------------------

basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. ORGANIZATIONAL COSTS--The Fund has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Fund's organization. During the period, the original estimate of organizational costs of $120,000 was reduced to $75,000, reflecting the actual costs incurred. The amortization of these costs has been revised and adjusted accordingly. These costs are being amortized on a straight line basis over the 60 month period ending July 28, 1999. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Fund originally purchased by VKAC are redeemed during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    At December 31, 1997, for federal income tax purposes, cost of long- and short-term investments is $34,396,039; the aggregate gross unrealized appreciation is $2,085,140 and the aggregate gross unrealized depreciation is $0, resulting in net unrealized appreciation of $2,085,140.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 1997. The Fund designated $17,010 as a 28% rate capital gain distribution and $66,744 as a 20% rate capital gain distribution. Shareholders were sent a 1997 Form 1099-DIV in January 1998 representing their proportionate share of the capital gain distribution to be reported on their income tax returns. The Fund designated 98.82% of the income distributions as a tax-exempt income distribution.

                               December 31, 1997
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                    AVERAGE NET ASSETS                     % PER ANNUM
----------------------------------------------------------------------
First $500 million........................................  .600 of 1%
Over $500 million.........................................  .500 of 1%

    For the year ended December 31, 1997, the Fund recognized expenses of approximately $16,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person. All of this expense has been assumed by VKAC.

    For the year ended December 31, 1997, the Fund recognized expenses of approximately $38,800 representing VKAC's cost of providing accounting services, cash management and legal services to the Fund. A portion of this cost has been assumed by VKAC.

    ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended December 31, 1997, the Fund recognized expenses of approximately $14,200, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

    Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is equal to $2,500.

    At December 31, 1997, VKAC owned 100 shares each of Classes A, B and C.

3.  CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

                               December 31, 1997
--------------------------------------------------------------------------------

    At December 31, 1997, capital aggregated $17,012,428, $11,991,922, and
$986,119 for Classes A, B and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                                     SHARES          VALUE
--------------------------------------------------------------------------
Sales:
  Class A.....................................      704,992    $10,792,140
  Class B.....................................      335,132      5,071,998
  Class C.....................................       48,608        746,348
                                                  ---------    -----------
Total Sales...................................    1,088,732    $16,610,486
                                                  =========    ===========
Dividend Reinvestment:
  Class A.....................................       27,283    $   418,784
  Class B.....................................       15,994        244,789
  Class C.....................................        1,318         20,265
                                                  ---------    -----------
Total Dividend Reinvestment...................       44,595    $   683,838
                                                  =========    ===========
Repurchases:
  Class A.....................................     (103,563)   $(1,589,463)
  Class B.....................................     (193,090)    (2,927,339)
  Class C.....................................       (7,857)      (120,798)
                                                  ---------    -----------
Total Repurchases.............................     (304,510)   $(4,637,600)
                                                  =========    ===========

                               December 31, 1997
--------------------------------------------------------------------------------

    At December 31, 1996, capital aggregated $7,390,967, $9,602,474 and $340,304 for Classes A, B and C, respectively. For the year ended December 31, 1996, transactions were as follows:

                                                     SHARES          VALUE
--------------------------------------------------------------------------
Sales:
  Class A......................................     221,959    $ 3,267,016
  Class B......................................     167,902      2,467,305
  Class C......................................       7,482        111,043
                                                   --------    -----------
Total Sales....................................     397,343    $ 5,845,364
                                                   ========    ===========
Dividend Reinvestment:
  Class A......................................      14,548    $   214,270
  Class B......................................      13,908        204,781
  Class C......................................         727         10,717
                                                   --------    -----------
Total Dividend Reinvestment....................      29,183    $   429,768
                                                   ========    ===========
Repurchases:
  Class A......................................     (78,724)   $(1,167,300)
  Class B......................................    (154,018)    (2,273,282)
  Class C......................................     (12,034)      (177,960)
                                                   --------    -----------
Total Repurchases..............................    (244,776)   $(3,618,542)
                                                   ========    ===========

     Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                       CONTINGENT DEFERRED
                                                          SALES CHARGE
                YEAR OF REDEMPTION                   CLASS B         CLASS C
----------------------------------------------------------------------------
First.............................................     4.00%           1.00%

Second............................................     3.75%            None

Third.............................................     3.50%            None

Fourth............................................     2.50%            None

Fifth.............................................     1.50%            None

Sixth.............................................     1.00%            None

Seventh and Thereafter............................      None            None

                               December 31, 1997
--------------------------------------------------------------------------------

    For the year ended December 31, 1997, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $12,600 and CDSC on redeemed shares of approximately $59,300. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $27,073,236 and $13,692,692.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

                               December 31, 1997
--------------------------------------------------------------------------------

    Transactions in futures contracts for the year ended December 1997, were as follows:

                                                              CONTRACTS
-----------------------------------------------------------------------
Outstanding at December 31, 1996...........................         -0-
Futures Opened.............................................          55
Futures Closed.............................................         (55)
                                                              ---------
Outstanding at December 31, 1997...........................         -0-
                                                              =========

6.  DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended December 31, 1997, are payments retained by VKAC of approximately $92,600.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen American Capital New York Tax Free Income Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital New York Tax Free Income Fund (the "Fund"), including the portfolio of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital New York Tax Free Income Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
February 3, 1998

           VAN KAMPEN AMERICAN CAPITAL NEW YORK TAX FREE INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*

ALAN T. SACHTLEBEN*

PAUL R. WOLKENBERG*
  Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR
VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT
ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN
STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS
KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1998 All rights reserved.
(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After June 30, 1998, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

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